Securities and Exchange Commission
450 5 Street, N.W.
Washington, DC  20549


RE:  Midland National Life Separate Account A
     File Number 333-14081


Commissioners:

Enclosed for filing is a complete copy, including exhibits, of Post-Effective Amendment Number 4 to the above referenced Form
S-6 Registration Statement.

This amendment is being filed pursuant to paragraph (b) Rule 485, and pursuant to subparagraph (b) (4) of that Rule, we certify the amendment does not contain disclosure which would render it ineligible to become effective pursuant to said paragraph (b).

If you have any comments or questions about this filing, please contact Fred Bellamy of Sutherland, Asbill and Brennan at 202-383-0126.

Sincerely,



Paul M. Phalen, CLU, FLMI
Assistant Vice-President
Variable Services

VEL2CVR.TXT

Registration No. 333-14081
                                             POST-EFFECTIVE AMENDMENT NO. 4

                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                              FORM S-6
                              --------

              FOR REGISTRATION UNDER THE SECURITIES ACT
              OF 1933 OF SECURITIES OF UNIT INVESTMENT
                  TRUSTS REGISTERED ON FORM N-8B-2

              MIDLAND NATIONAL LIFE SEPARATE ACCOUNT A
              ________________________________________
                         (Exact Name of Trust)

               MIDLAND NATIONAL LIFE INSURANCE COMPANY
                          (Name of Depositor)
                           One Midland Plaza
                         Sioux Falls, SD 57193
               (Address of Principal Executive Office)
                       _________________________
    Jack L. Briggs, Vice President, Secretary and General Counsel
               Midland National Life Insurance Company
                          One Midland Plaza
                        Sioux Falls, SD 57193

          (Name and Address of Agent for Service of Process)

                               Copy to:

                         Frederick R. Bellamy
                     Sutherland Asbill& Brennan  L L P
                    1275 Pennsylvania Avenue, N.W.
                     Washington, D.C. 20004-2404

              Variable Executive Universal Life Life Insurance Policies Variable Executive Universal Life 2 Life Insurance Policies

                  (Title of Securities being offered)

It is proposed that this filing will become effective (check appropriate line):
        ___  immediately upon filing pursuant to paragraph (b)
        _x_  on April 28, 2000 pursuant to paragraph (b)
        ___  60 days after filing pursuant to paragraph (a) (i)
        ___  on ____________ pursuant to paragraph (a) (i) of Rule 485

    If appropriate, check the following line:
        ___ the Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

    ----------------------------------------------------------------------


S6VEL2.TXT

VARIABLE EXECUTIVE UNIVERSAL LIFE

Issued By:
Midland National Life Insurance Company

One Midland Plaza  Sioux Falls, SD 57193  (605) 335-
5700

Variable Executive Universal Life is an individual variable life insurance policy issued by Midland
National Life Insurance Company. Variable Executive
Universal Life:

 provides insurance coverage with flexibility in death benefits and premiums;
 pays a death benefit if the insured person dies while the contract is still in force;
 can provide substantial cash value build-up on a tax-deferred basis. However, there is no guaranteed cash value for amounts you allocate to the Investment Divisions. You bear the risk of poor investment performance for those amounts.
 lets you borrow against your contract, withdraw part of the net cash surrender value, or completely surrender your contract. Loans and withdrawals affect the cash value, and may affect the death benefit.

After the first premium, you may decide how much your premiums will be and how often you wish to pay them, within limits. You may also increase or decrease the amount of insurance protection, within limits.
Depending on the amount of premiums paid, this may or may not be a Modified Endowment contract. If it is a Modified Endowment contract, then loans and withdrawals may have negative tax consequences.

You have a limited right to examine your contract and return it to us for a refund.

You may allocate your cash value to our General
Account or up to ten investment divisions. Each division invests in a specified mutual fund portfolio.

You can choose among the following twenty-   three
five     investment divisions:

    1  VIP Money Market Portfolio
 2  VIP High Income Portfolio
 3  VIP Equity-Income Portfolio
 4  VIP Growth Portfolio
 5  VIP Overseas Portfolio
 6  VIP II Asset Manager Portfolio
 7  VIP II Investment Grade Bond Portfolio
 8  VIP II Contrafund Portfolio
 9  VIP II Asset Manager: Growth Portfolio
 10  VIP II Index 500 Portfolio
 11  VIP III Growth & Income Portfolio
 12  VIP III Balanced Portfolio
 13  VIP III Growth Opportunities Portfolio
 14  American Century VP Capital Appreciation
Portfolio
 15  American Century VP Value Portfolio
 16  American Century VP Balanced Portfolio
 17  American Century VP International Portfolio
 18  American Century VP Income & Growth
Portfolio
 19  MFS VIT Emerging Growth Series
 20  MFS VIT Research Series
 21  MFS VIT Growth with Income Series
 22  MFS VIT New Discovery Series
 23  Lord Abbett Series Fund, Inc. VC Growth and &
Income Portfolio (hereinafter referred to as Lord
Abbett VC Growth and Income Portfolio)

 Lord Abbett Series Fund, Inc. Mid-Cap Value
Portfolio (hereinafter referred to as Lord Abbett VC
Mid-Cap Value Portfolio)
 Lord Abbett Series Fund, Inc. International
Portfolio (hereinafter referred to as Lord Abbett VC
International Portfolio)
Your cash value in the investment divisions will increase or decrease based on investment performance.

You bear this risk. The U.S. No one Government does not insures or guarantees any of these investments.
Separate prospectuses describe the investment objectives, policies and risks of the portfolios.
The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Prospectus: May 1,    1999 2000    .


Table of Contents


PART 1: SUMMARY	4
FEATURES OF VARIABLE EXECUTIVE UNIVERSAL
LIFE	4
Death Benefit Options	4
Contract Changes	4
Flexible Premium Payments	4
Additional Benefits	4
INVESTMENT CHOICES	5
YOUR CASH VALUE	5
Transfers	6
Policy Loans	6
Withdrawing Money	6
Surrendering Your Contract	6
DEDUCTIONS AND CHARGES	6
Deductions From Your Premiums	6
Deductions From Your Cash Value	6
Surrender Charges	7
Portfolio Expenses	7
ADDITIONAL INFORMATION ABOUT THE
CONTRACTS	8
Your Right To Examine This Contract	9
Your Contract Can Lapse	9
Tax Effects of Variable Executive Universal Life
	10
Illustrations	10
PART 2: DETAILED INFORMATION ABOUT
VARIABLE EXECUTIVE UNIVERSAL LIFE	10
INSURANCE FEATURES	10
How the Contracts Differ From Whole Life Insurance
	10
Application for Insurance	11
Death Benefit	11
Maturity Benefit	12
Changes In Variable Executive Universal Life	12
Changing The Face Amount of Insurance	12
Changing Your Death Benefit Option	13
When Contract Changes Go Into Effect	13
Flexible Premium Payments	13
Allocation of Premiums	14
Additional Benefits	14
Automatic Benefit Increase Provision	16
SEPARATE ACCOUNT INVESTMENT CHOICES	16
Our Separate Account And Its Investment Divisions
	16
The Funds	16
Investment Policies Of The Portfolios	17
USING YOUR CASH VALUE	19
The Cash Value	19
Amounts In Our Separate Account	20
How We Determine The Accumulation Unit Value	20
Cash Value Transactions	20
Transfers Of Cash Value	20
Dollar Cost Averaging	21
Contract Loans	21
Withdrawing Money From Your  Cash Value	23
Surrendering Your Contract	23
THE GENERAL ACCOUNT	23
DEDUCTIONS AND CHARGES	24
Deductions From Your Premiums	24
Charges Against The Separate Account	24
Deductions From Your Cash Value	25
Transaction Charges	26
How Cash Value Charges Are Allocated	26
Surrender Charges	26
Charges In The Funds	28
ADDITIONAL INFORMATION ABOUT THE
CONTRACTS	29
Your Right To Examine The Contract	29
Your Contract Can Lapse	29
You May Reinstate Your Contract	30
Contract Periods And Anniversaries	30
Maturity Date	30
We Own The Assets Of Our Separate Account	30
Changing the Separate Account	30
Limits On Our Right To Challenge The Contract	31
Your Payment Options	31
Your Beneficiary	32
Assigning Your Contract	32
When We Pay Proceeds From This Contract	33
TAX EFFECTS	33
Contract Proceeds	33
Possible Charge for Midland's Taxes	35
Other Tax Considerations	36
PART 3: ADDITIONAL INFORMATION	36
MIDLAND NATIONAL LIFE INSURANCE
COMPANY	36
YOUR VOTING RIGHTS AS AN OWNER	36
OUR REPORTS TO CONTRACT OWNERS	37
DIVIDENDS	37
MIDLAND'S SALES AND OTHER AGREEMENTS	37
REGULATION	37
   YEAR 2000	37
DISCOUNT FOR    MIDLAND     EMPLOYEES    OF
SAMMONS ENTERPRISES INC.    	38
LEGAL MATTERS	38
FINANCIAL    AND ACTUARIAL    38
ADDITIONAL INFORMATION	39
MANAGEMENT OF MIDLAND	40
ILLUSTRATIONS	43
DEFINITIONS	48
PERFORMANCE	50
FINANCIAL STATEMENTS	51




This prospectus generally describes only the variable portion of the Contract, except where the General Account is specifically mentioned.

Buying this contract might not be a good way of replacing your existing insurance or adding more insurance if you already own a flexible premium variable life insurance contract.

You should read this prospectus carefully and keep it for future reference. You should also have and read the current prospectuses for the funds.

PART 1: SUMMARY

In this prospectus "We", "Our", and "Us" mean
Midland National Life Insurance Company.

"You" and "Your" mean the owner of the contract. We
refer to the person who is covered by the contract
as the "Insured" or "Insured Person", because the
insured person
and the owner    may might     not be the same.

There is a list of definitions at the end of this prospectus, explaining many words and phrases used here and in the actual insurance policy.

The detailed information appearing later in this prospectus further explains the following summary.
This summary must be read along with that detailed information. Unless otherwise indicated, the description of the contract in this prospectus assumes that the contract is in force and that there is no outstanding contract loan.

FEATURES OF VARIABLE EXECUTIVE
UNIVERSAL LIFE

Death Benefit Options

Variable Executive Universal Life is life insurance on the insured person. If the contract is in force we will pay a death benefit when the insured person dies. You can choose between two death benefit options:
 Option 1: death benefit equals the face amount
("Specified Amount") of the insurance contract.
This is
sometimes called a "level" death benefit.
 Option 2: death benefit equals the face amount plus the cash value. This is sometimes called a "variable" death benefit.

The death benefit may be even greater in some circumstances. See "Death Benefit" on page 11.
We deduct any outstanding loans and unpaid charges before paying any benefits. The beneficiary can take the death benefit in a lump sum or under a variety of payment plans.

Whether your contract lapses or remains in force can depend on the amount of your cash value (less any outstanding loans and surrender charges). The cash value, in turn, depends on the investment performance of the investment divisions you select. (The cash value also depends on the premiums you pay and the charges we deduct.) However, during the Minimum Premium
Period,
you can keep your policy in force by paying a certain level of premiums.

The minimum face amount is $150,000

Contract Changes

You may change the death benefit option you have chosen. You may also increase or decrease the face amount of your contract, within limits.

Flexible Premium Payments

You may pay premiums whenever and in whatever amount you want, within certain limits. We require an initial minimum premium based on the contract's face amount and the insured person's age and sex.

You choose a planned periodic premium. But payment of the planned premiums does not ensure that your contract will remain in force. Additional premiums may be required to keep your policy from lapsing.
You need
not pay premiums according to the planned schedule.
However, you can ensure that your contract stays in force during the Minimum Premium Period by paying premiums equal to the accumulated minimum premium amounts. See "Flexible Premium Payments" on page 13.

Additional Benefits

You may choose to include additional benefits in the contract by rider. These benefits may include:
 a disability waiver benefit (to waive the cost of monthly deductions)
 a monthly disability benefit
 an accidental death benefit
 life insurance for children
 family life insurance coverage
 life insurance for additional insured persons an accelerated death benefit in the event of a terminal illness.

We deduct any costs of additional benefits from your cash value monthly. See "Additional Benefits" on page 14.

INVESTMENT CHOICES

You may allocate your cash value to up to ten of the
following investment divisions:
1. Fidelity's Variable Insurance Products Fund (VIP)
Money Market Portfolio
2. Fidelity's Variable Insurance Products Fund (VIP)
High Income Portfolio
3. Fidelity's Variable Insurance Products Fund (VIP)
Equity-Income Portfolio
4. Fidelity's Variable Insurance Products Fund (VIP)
Growth Portfolio
5. Fidelity's Variable Insurance Products Fund (VIP)
Overseas Portfolio
6. Fidelity's Variable Insurance Products Fund II
(VIP
II) Asset Manager Portfolio
7. Fidelity's Variable Insurance Products Fund II
(VIP
II) Investment Grade Bond Portfolio
8. Fidelity's Variable Insurance Products Fund II
(VIP
II) Contrafund Portfolio
9. Fidelity's Variable Insurance Products Fund II
(VIP
II) Asset Manager: Growth Portfolio
10. Fidelity's Variable Insurance Products Fund II
(VIP
II) Index 500 Portfolio
11. Fidelity's Variable Insurance Products Fund III
(VIP
III) Growth & Income Portfolio
12. Fidelity's Variable Insurance Products Fund III
(VIP
III) Balanced Portfolio
13. Fidelity's Variable Insurance Products Fund III
(VIP
III) Growth Opportunities Portfolio
14. American Century VP Capital Appreciation
Portfolio
15. American Century VP Value Portfolio
16. American Century VP Balanced Portfolio
17. American Century VP International Portfolio
18. American Century VP Income & Growth
   Portfolio
19. MFS VIT Emerging Growth    Series
20. MFS VIT Research    Series
21. MFS VIT Growth with Income    Series
22. MFS VIT New Discovery    Series
23. Lord Abbett VC Growth    and &     Income
   Portfolio
   24. Lord Abbett VC Mid-Cap Value Portfolio
25. Lord Abbett VC International

You bear the complete investment risk for all amounts allocated to any of these investment divisions.

You may also allocate your cash value to our General
Account, where we guarantee the safety of principal
and a
minimum interest rate.     See the General Account
on page 22.
For more information, see "The Funds" on page 16.

YOUR CASH VALUE

Your cash value begins with your first premium payment.
From your premium we deduct a sales charge, a premium tax and any per premium expenses. The balance of the premium is your beginning cash value.

Your cash value    changes daily to
reflect   s    :
 the amount and frequency of premium payments, deductions for the cost of insurance and expenses, the investment performance of your chosen investment
divisions,
 interest earned on amounts allocated to the General
Account,
 loans, and partial withdrawals.

There is no guaranteed cash value for amounts allocated to the investment divisions.

See "The Cash Value" on page 19.

Transfers

You may transfer your cash value    among the
investment
divisions and     between the General Account and
the
various investment divisions. Transfers take effect when we receive your request. We require a minimum amount for each transfer, usually $200. Currently, we allow an unlimited number of transfers. We reserve the right to charge a $25 fee after the 12th transfer in a contract year.
There are other limitations on transfers to and from the
General Account. See "Transfers Of Cash Value" on page 20.

Policy Loans

You may borrow up to 92% of your cash surrender value
(the cash value less the surrender charge). Your contract will be the sole security for the loan. Your contract states a minimum loan amount, usually $200. Contract loan interest accrues daily at an annually adjusted rate.
See
"Contract Loans" on page 21. Contract loan interest is not tax deductible on contracts owned by an individual.
There
may be federal tax consequences for taking a policy loan.

See "TAX EFFECTS" on page 33.

Withdrawing Money

You may make a partial withdrawal from your cash
value.
The current minimum withdrawal amount is $200.  The
maximum partial withdrawal you can make is 50% of
the
net cash surrender value.  The net cash surrender
value is
the cash surrender value (your cash value
   minus     any
surrender charge)    minus     any outstanding loan
and loan
interest due. Withdrawals are subject to other requirements. If you make more than one withdrawal in a contract year, then we deduct a service charge (no more than $25). See "Withdrawing Money From Your Cash
Value" on page 23. Withdrawals and surrenders may have negative tax effects. See "TAX EFFECTS" on page 33.

Surrendering Your Contract

You can surrender your contract for cash and then we will pay you the net cash surrender value. A surrender charge may be deducted, and taxes and a tax penalty may apply.
See "Surrendering Your Contract" on page 23.

DEDUCTIONS AND CHARGES

Deductions From Your Premiums

We deduct a 2.50% sales charge from each premium
payment.  This charge partially reimburses us for
the
selling and distributing costs of this contract.  We
also
charge a    2.5% 2.25%     premium tax on each
premium
payment. We may decrease or increase this charge depending on our expenses, and we may vary this charge by state. If you elect to pay premiums by Civil
Service Allotment, we also deduct a .46 charge from each premium payment. See "Deductions From
Your Premiums" on page 24.

Deductions From Your Cash Value

Certain amounts are deducted from your cash value each month.

These are:
 an expense charge of $6.00 (currently, we plan to make this deduction for only the first 15 contract years), a cost of insurance charge. The amount of this charge is based on the insured person's attained age, sex, risk class, and the amount of insurance under your contract;
and
 charges for additional benefits.
In addition, we deduct fees when you make:
 a partial withdrawal of net cash surrender value more than once in a contract year or more than twelve transfers a year between investment divisions. (We currently waive this charge).

See "Deductions From Your Cash Value" on page 25.

We also deduct a daily charge at an annual rate of
0.90%
of the assets in every investment division.  We
currently
intend to reduce this charge to 0.50% after the 10th
contract year. (This    reduction     is not
guaranteed.)  This
charge is for certain mortality and expense risks.

Surrender Charges

We deduct a surrender charge only if you surrender your contract for its net cash surrender value or let your contract lapse during the first 12 contract years.
If you
keep this contract in force for 12 years, then you will not incur a surrender charge.

The surrender charge has two parts: a deferred sales charge and a deferred issue charge. The deferred sales charge partially reimburses us for our costs in selling and distributing this contract. The deferred issue charge reimburses us for underwriting and our other costs in issuing the contract.

The maximum deferred sales charge is:
 27.5% of any premium payment in the first 2 contract years up to one guideline annual premium (this varies for each contract); and
 6.5% of all other premium payments.
After seven years, this charge begins to decline.
There is
no surrender charge after 12 years. The amount of the deferred sales charge depends on:

1) the amount of your premium payments,
2) when you pay your premiums and
3) when you surrender your contract or allow it to lapse.

The deferred issue charge is on a fixed schedule per thousand dollars of face amount. It starts at $3.00 per
$1,000 of face amount for the first 7 contract years and decreases to $0.00 after the 12th contract year.
This
summary of the deferred sales charge and the deferred issue charge assumes no changes in face amount. See
"Surrender Charges" on page 26.

Portfolio Expenses

Each investment division invests exclusively in a
corresponding mutual fund portfolio.  Each portfolio
pays
an investment advisory fee, and may also incur other
operating expenses. The total expenses for each
portfolio
(as a percentage of assets) for the year ending
December
31,    1998 1999     are shown in the table below
   (except as otherwise noted.


Total

Expenses

                                      (After Expense
                                        Portfolio
                                     Reimbursement)
VIP Money Market Portfolio (Initial Class).30% .29%
VIP High Income Portfolio (Initial Class)	.70% .69%
VIP Equity-Income(1) Portfolio
   (Initial Class)	                  .58% .57%
VIP Growth(1) Portfolio (Initial Class)   .68% .66%
VIP Overseas(1) Portfolio (Initial Class) .91%
VIP II Asset Manager(1) Portfolio
   (Initial Class)	                  .64% .63%
VIP II Investment Grade Bond
   Portfolio (Initial Class)	            .57% .54%
VIP II Contrafund(1)
   Portfolio (Initial Class)	            .70% .67%
VIP II Asset Manager: Growth(1)
   Portfolio (Initial Class)	            .73% .71%
VIP II Index 500(1) (2)
   Portfolio (Initial Class)	            .35% .28%
VIP III Growth & Income(1)
   Portfolio (Initial Class)	            .61% .60%
VIP III Balanced(1) Portfolio (Initial Class).59% .57%
VIP III Growth Opportunities(1)
   Portfolio (Initial Class)	            .71% .69%

American Century VP Capital Appreciation
   Portfolio (Initial Class)	                 1.00%
American Century VP Value
   Portfolio (Initial Class)	                 1.00%
American Century VP Balanced
   Portfolio (Initial Class)	            1.00% .90%
American Century VP International
   Portfolio (Initial Class)	            1.47% 1.34%
American Century VP Income & Growth
   Portfolio (Initial Class)	                   .70%

MFS VIT Emerging Growth(3) (4) Series	 .85%  .84%
MFS VIT Research(3) (4) Series	       .86%
MFS VIT Growth with Income(3) (4) Series	 .88%
MFS VIT New Discovery(2) (3) (4) Series   1.17% 1.07%
Lord Abbett VC Growth and & Income
   Portfolio	                         .51% .87%
Lord Abbett VC Mid-Cap Value(5) Portfolio	     1.10%
Lord Abbett VC International(5) Portfolio	     1.35%

(1) This portfolio used a portion of its paid brokerage commissions to reduce its expenses. Certain portfolios used credits gained as a result of uninvested cash balances to reduce custodian and transfer agent expenses, Including including these reductions, total operating expenses would have been as follows:

VIP Equity-Income	                 0.57% 0.56%
VIP Growth	                       0.66% 0.65%
VIP Overseas	                 0.89% 0.87%
VIP II Asset Manager               0.63% 0.62%
VIP II Index 500                   0.28%
VIP II Contrafund                  0.66% 0.65%
VIP II Asset Manager: Growth	     0.72% 0.70%
VIP III Balanced	                 0.58% 0.55%
VIP III Growth Opportunities	     0.70% 0.68%
VIP III Growth & Income	           0.60% 0.59%

(2) MFS has agreed to bear expenses for this portfolio, such that the portfolio's other expenses shall not exceed 0.25%.
Without this
limitation, the other expenses and total expenses would be
(2) - Fidelity Management and Research agreed to reimburse a portion of the VIP II Index 500 expenses during 1999.
Without this
reimbursement, the VIP II Index 500 would have had total expenses of 0.34%

 4.32% 2.49% and 5.22% for the MFS VIT New
Discovery.

(3) MFS has agreed to bear expenses for this portfolio (subject to reimbursement by these portfolios) such that the portfolio's other expenses shall not exceed 0.25%. Without this limitation, the other expenses and total expenses would be:

                        Other	      Total
	                  Expenses	Expenses
MFS VIT New Discovery	1.59%	      2.49%

(3) (4) Each of the MFS Series has an expense offset arrangement, which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. The expenses shown above do not take into account these expense reductions, and are therefore higher than the actual expenses of the series. See "Charges In The
Funds" on page 28.

Including these reductions, the total expenses would have been as follows:

MFS VIT Emerging Growth Series      0.83%
MFS VIT Research Series			0.85%
MFS VIT Growth With Income Series	0.87%
MFS VIT New Discovery Series		1.05%

(5) - Lord, Abbett & Co has agreed to reimburse a portion of the expenses for the VC Mid-Cap Value and VC
International Portfolios.
Without this reimbursement, the total expenses would have been 3.72% for the VC Mid-Cap Value and 5.22% for the VC
International Portfolios.

PORTFOLIO ANNUAL EXPENSES(1)

(as a percentage of Portfolio average net assets after fee waivers after expenses reimbursement but before any reductions for custodian and transfer agent expenses.)

			                  TOTAL
	          MANAGEMENT OTHER    ANNUAL
	          FEES	EXPENSES	EXPENSES(2)
VIP Money Market
  Portfolio	      0.18%	 0.09%	0.27%
VIP High Income
  Portfolio  	0.58%	 0.11%	0.69%
VIP Equity-Income(3)
  Portfolio 	0.48%	 0.09%	0.57%
VIP Growth(3)
  Portfolio	      0.58%	 0.08%	0.66%
VIP Overseas(3)
  Portfolio	      0.73%	 0.18%	0.91%
VIP II Asset Manager(3)
  Portfolio 	0.53%  0.10%	0.63%
VIP II Investment Grade Bond
  Portfolio	      0.43%	 0.11%	0.54%
VIP II Contrafund(3)
   Portfolio	0.58%	 0.09%	0.67%
VIP II Asset Manager: Growth(3)
   Portfolio	0.58%	 0.13%	0.71%
VIP II Index 500(4)
   Portfolio	0.24%	 0.04%	0.28%
VIP III Growth & Income(3)
   Portfolio	0.48%	 0.12%	0.60%
VIP III Balanced(3)
  Portfolio 	0.43%	 0.14%	0.57%
VIP III Growth Opportunities(3)
  Portfolio	      0.58%	 0.11%	0.69%
American Century VP Capital Appreciation
  Portfolio	      1.00%  0.00%	1.00%
American Century VP Value
  Portfolio	      1.00%	 0.00%	1.00%
American Century VP Balanced
  Portfolio	      0.90%	 0.00%	0.90%
American Century VP International
  Portfolio	      1.34%	 0.00%	1.34%
American Century VP Income & Growth
  Portfolio	      0.70%	 0.00%	0.70%
MFS VIT Emerging Growth(5)
  Series	      0.75%	 0.09%	0.84%

			                        TOTAL
	            MANAGEMENT	OTHER	      ANNUAL
	            FEES  	EXPENSES	EXPENSES(2)
MFS VIT Research(5)
  Series	      0.75%	      0.11%       0.86%
MFS VIT Growth with Income(5)
  Series	      0.75%	      0.13%   	0.88%
MFS VIT New Discovery(5) (6)
  Series	      0.90%	      0.17% 	1.07%
Lord Abbett VC Growth & Income
  Portfolio  	0.50%	      0.37% 	0.87%
Lord Abbett VC Mid-Cap Value(7)
  Portfolio   	0.75%	     0.35%  	1.10%
Lord Abbett VC International(7)
  Portfolio	      1.00%	     0.35%  	1.35%

(1) The fund data was provided by the funds or their managers. Midland has not independently verified the accuracy of the Fund data.
(2) The annual expenses shown are based on actual expenses for 1999.
The expenses shown for Fidelity's VIP, VIP II, and
VIP III Portfolios
are those applicable to the Initial Class.
(3) A portion of the brokerage commissions the fund paid was used to reduce its expenses. In addition, certain funds have entered into arrangements with their custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce custodian and transfer agent expenses. Including these reductions, total operating expenses would have been as follows:

	VIP Equity-Income Portfolio	      0.56%
	VIP Growth Portfolio	            0.65%
	VIP Overseas Portfolio   	      0.87%
	VIP II Asset Manager Portfolio	0.62%
	VIP II Contrafund Portfolio	      0.65%
	VIP II Asset Manager: Growth Portfolio
	                                    0.70%
	VIP III Balanced Portfolio	      0.55%
	VIP III Growth Opportunities Portfolio
	                                    0.68%
	VIP III Growth & Income Portfolio	0.59%

 (4) Fidelity Management and Research agreed to
reimburse a portion of
the VIP II Index 500 expenses during 1999.  Without
this
reimbursement, the other expenses and total expenses
would have been:
		            Other	      Total
	                  Expenses	Expenses
	VIP II Index 500	0.10%	      0.34%

(5) Each of the MFS Series has an expense offset arrangement, which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. The expenses shown above do not take into account these expense reductions, and are therefore higher than the actual expenses of the series. Including these reductions, the total expenses would have been as follows:

MFS VIT Emerging Growth Series	0.83%
MFS VIT Research Series	            0.85%
MFS VIT Growth With Income Series	0.87%
MFS VIT New Discovery Series     	1.05%

(6) MFS has agreed to bear expenses for this
portfolio such that the
portfolio's other expenses shall not exceed 0.15%.
Without this
limitation, the other expenses and total expenses
would have been:
	                   Other	Total
	                   Expenses	Expenses
MFS VIT New Discovery	1.59%	       2.49%

(7) Lord Abbett & Co has agreed to reimburse a portion of the expenses for the VC Mid-Cap Value and VC International portfolios. Without this reimbursement, the total expenses would have been 3.72% for the
VC Mid-Cap Value and 5.22% for the VC International
Portfolios.

ADDITIONAL INFORMATION ABOUT THE
CONTRACTS

Your Right To Examine This Contract

You have a right to examine and cancel the contract.
Your cancellation request must be postmarked by the latest of the following 3 dates:
 10 days after you receive your contract, 10 days after we mail you a notice of this right,
or
 45 days after you sign the contract application.

If you cancel your contract during this period, then we will return your cash value plus all of the charges we have deducted from premiums or from the investment divisions or the cash value. Expenses of the portfolios are not returned.

See "Your Right To Examine The Contract" on page 29.

Your Contract Can Lapse

Your contract remains in force if the net cash
surrender
value can pay the monthly charges.  In addition,
during the
Minimum Premium Period, your contract will remain in
force as long as you meet the applicable minimum
premium requirements.  However, the contract can
lapse
after the Minimum Premium Period no matter how much
you pay in premiums, if the net cash surrender value
is
insufficient to pay the monthly charges (subject to
the
grace period). See "Your Contract Can Lapse" on page
29.
Tax Effects of Variable Executive Universal Life
We believe that a contract issued on the basis of a
standard rate class should    quality qualify     as
a life
insurance contract for federal income tax purposes.
It is
unclear whether a contract issued on a substandard basis would qualify as a life insurance contract, particularly if you pay the full amount of premiums permitted under the contract. If a contract does not satisfy Section
7702 of the
Internal Revenue Code (defining life insurance for tax purposes), we will take appropriate and reasonable steps to try to get the contract to comply with Section
7702. If a contract qualifies as a life insurance contract for federal income tax purposes, then the death benefit payment is not subject to federal income tax. In addition, under current federal tax law, you do not have to pay income tax on any increases in your cash value as long as they remain in your contract.

A contract may be treated as a "Modified Endowment
contract" depending upon the amount of premiums paid
in
relation to the death benefit. If the contract is a
Modified Endowment contract, then all pre-death
distributions,
including    withdrawals and     contract loans,
will be treated
first as distributions of taxable income and then as a return of your investment in the contract. In addition, prior to age 59 1/2, such distributions generally will be subject to a 10% penalty tax.

If the contract is not a Modified Endowment contract, distributions generally will be treated first as a return of your investment in the contract and then as a distribution of taxable income. Moreover, loans will not be treated as distributions. Finally, distributions and loans from a contract that is not a Modified Endowment contract are not subject to the 10% penalty tax. See "TAX
EFFECTS" on page 33.

Illustrations

This prospectus includes sample projections of
hypothetical death benefits and cash surrender
values,
beginning on page    40 43    .  These are only
hypothetical
figures and are not indications of either past or
anticipated
future investment performance.  These hypothetical
value projections may be helpful in understanding the
long-term
effects of different levels of investment
performance,
charges and deductions.  They may help in comparing
this
contract to other life insurance contracts. They
indicate
that if the contract is surrendered in the early
contract
years, the net cash surrender value may be low
compared
to never purchasing the    policy contract     and
investing the
money used as premiums at 5% per year. This demonstrates that this contract should not be purchased as a short-term investment.

PART 2: DETAILED INFORMATION
ABOUT VARIABLE
EXECUTIVE UNIVERSAL LIFE
INSURANCE FEATURES

This prospectus describes our Variable Executive
Universal Life contract. There may be contractual variances because of requirements of the state where your contract is issued.

How the Contracts Differ From Whole Life Insurance
Variable Executive Universal Life (VEUL) provides insurance coverage with flexibility in death benefits and premium payments. It enables you to respond to changes in your life and to take advantage of favorable financial conditions. VEUL differs from traditional whole life insurance because you may choose the amount and frequency of premium payments, within limits.
In addition, VEUL has two types death benefit options.
You may switch back and forth between these options.
Variable Executive Universal Life also allows you to change the face amount without purchasing a new insurance policy. However, evidence of insurability may be required.

Application for Insurance

To apply for a contract you must submit a completed
application.  We decide whether to issue a contract
based
on the information in the application and our
standards for
issuing insurance and classifying risks. If we
decide not to
issue a contract, then we will return the    sum
of     premiums
paid plus interest credited. The maximum issue age is 80.

Death Benefit

We pay the death benefit to the beneficiary when the insured person dies (outstanding indebtedness will be deducted from the proceeds). As the owner, you may choose between two death benefit options:

 Option 1 provides a benefit that equals the face amount of the contract. This "level" death benefit is for owners who prefer insurance coverage that does not vary in amount and has lower insurance charges. Except as described below, the option 1 death benefit is level or fixed at the face amount.

 Option 2 provides a benefit that equals the face amount of the contract plus the cash value on the day the insured person dies. This "variable" death benefit is for owners who prefer to have investment performance reflected in the amount of their insurance coverage.
Under Option 2, the value of the death benefit fluctuates with your cash value.

Under both options, Federal tax law may require a
greater
benefit.  This benefit is a percentage multiple of
your cash
value.  The percentage declines as the insured
person gets
older (this is referred to as the "corridor"
percentage).
This    minimum     death benefit will be your cash
value on
the day the insured person dies multiplied by the percentage for his or her age. For this purpose, age is the attained age (last birthday) at the beginning of the contract year of the insured person's death.

The percentages are shown below:



Table of Death Benefits
Based on Cash Value
		The Death		      The Death
		Benefit Will		Benefit Will
		Be At Least		      Be At Least
	If The	Equal To	If The	Equal To
	Insured	This PercentInsured	This
Percent
	Person's	of The	Person's	of The
	Age Is	Cash Value	Age Is	Cash Value
	0-40	      250%	      60	130%
	41	      243%	      61	128%
	42     	236%	      62	126%
	43    	229%	      63	124%
	44	      222%	      64	122%

	45	      215%	      65	120%
	46	      209%	      66	119%
	47	      203%	      67	118%
	48	      197%	      68	117%
	49	      191%	      69	116%

	50	      185%	      70	115%
	51	      178%	      71	113%
	52	      171%	      72	111%
	53	      164%	      73	109%
	54	      157%	      74	107%

	55	      150%	    75-90	105%
	56	      146%	      91	104%
	57	      142%	      92	103%
	58	      138%	      93	102%
	59	      134%	      94	101%
			         95-99	100%

These percentages are based on federal income tax law which require a minimum death benefit, in relation to cash value, for your contract to qualify as life insurance.
For example, assume the insured person is 55 years old and the face amount is $100,000. The "corridor percentage" at that age is 150%. Under Option 1, the death benefit will generally be $100,000. However, when the cash value is greater than $66,666.67, the corridor percentage applies and the death benefit will be greater than $100,000 (since 150% of $66,666.67 equals
$100,000). In this case, at age 55, we multiply the cash value by a factor of 150%. So if the cash value were
$70,000, then the death benefit would be $105,000.
Under Option 2, the death benefit is the face amount plus the cash value. In this example, if a 55 year-old had a face amount of $100,000 and a cash value of $200,000, then the death benefit would be $300,000. This figure results from either: (a) adding the face amount to the cash value or (b) multiplying the cash value by the corridor percentage. For all cash values higher than this level, the corridor percentage would apply. Therefore, for every
$1.00 added to the cash value above $200,000, the death benefit would increase by $1.50 (at that age).

Under either option, the length of time your contract remains in force depends on the net cash surrender value of your contract and whether you meet the Minimum
Premium Period requirements. Your coverage lasts as long as your net cash surrender value can cover the monthly deductions from your cash value. In addition, during the Minimum Premium Period, your contract remains in force if the sum of your premium payments
(minus any loans or withdrawals) is greater than the sum of the monthly minimum premiums for all of the contract months since the contract was issued.

The investment performances of the investment divisions and the interest earned in the General Account affect your cash value. Therefore, the returns from these investment options can affect the length of time your contract remains in force.

The minimum initial face amount is $150,000.

Maturity Benefit

If the insured person is still living on the
maturity date, we
will pay    the beneficiary You     the cash value
minus any
outstanding loans.  The contract will then end.  The
maturity date is the contract anniversary after the
insured
person's 100th birthday.  In certain circumstances,
you
may extend the maturity date    (doing so may have
tax
consequences)    . See "Maturity Date" on page 30.

Changes In Variable Executive Universal Life

Variable Executive Universal Life gives you the flexibility to choose from a variety of strategies that enable you to increase or decrease your insurance protection.

A reduction in face amount lessens the emphasis on a contract's insurance coverage by reducing both the death benefit and the amount of pure insurance provided.
The
amount of pure insurance is the difference between the cash value and the death benefit. This is the amount of risk we take. A reduced amount at risk results in lower cost of insurance deductions from your cash value.

A partial withdrawal reduces the cash value and may
reduce the death benefit, while providing you with a
cash
payment, but generally does not reduce the amount at
risk.
Choosing not to make premium payments may have the
effect of reducing the cash value.  Under death
benefit
option 1, reducing the cash value increases the
amount at
risk (thereby increasing the cost of insurance
deductions)
while leaving the death benefit unchanged; under
death
benefit option 2,    reducing the cash value it
decreases the
death benefit while leaving the amount at risk unchanged.
Increases in the face amount have the exact opposite effect of decreases.

Changing The Face Amount of Insurance

You may change the face amount of your contract by
sending a written request to our    home
executive     office.
You can only change the face amount twice each contract year. All changes are subject to our approval and to the following conditions.

For    increases    :
 Increases in the face amount must be at least
$25,000.
 To increase the face amount, you must provide
satisfactory evidence of insurability.  If the
insured
person has become a more expensive risk, then we
charge higher cost of insurance    fees charges
for the
additional amounts of insurance (we may change this
procedure in the future).
 Monthly cost of insurance deductions from your cash
value will increase.  There will also be a surrender
charge increase    and a minimum premium
increase    .
These begin on the date the face amount increase
takes
effect.
 The right to examine this contract does not apply
to
face amount increases.  (It only applies when you
first
buy the contract.)
For    decreases    :
 You cannot reduce the face amount below the
minimum we require to issue this contract at the
time of
the reduction.
    Monthly cost of insurance deductions from your
cash
value will decrease.
 The federal tax law may limit a decrease in the
face
amount.     If that limit applies, then your new
death
benefit will be your cash value multiplied by the
corridor percentage the federal tax law specifies
for the
insured's age at the time of the change.
 If you request a face amount decrease after you
have
already increased the face amount at substandard
(i.e.,
higher)    risk cost of insurance     charges, and
the original
face amount was at standard    risk cost of
insurance
charges, then we will first decrease the face amount that is at substandard higher risk cost of insurance charges.

We may change this procedure.

Changing Your Death Benefit Option

You may change your death benefit option by sending
a
written request to our    home executive     office.
We require
satisfactory evidence of insurability to make this
change.
If you change from option 1 to option 2, the face
amount
decreases by    the amount of     your cash value on
the date of
the change. This keeps the death benefit and amount at risk the same as before the change. We may not allow a change in death benefit option if it would reduce the face amount below the minimum we require to issue this contract at the time of the reduction.

If you change from option 2 to option 1, then the face amount increases by the amount of your cash value on the date of the change. These increases and decreases in face amount are made so that the amount of the death benefit remains the same on the date of the change. When the death benefit remains the same, there is no change in the net amount at risk. This is the amount on which the cost of insurance charges are based.

When Contract Changes Go Into Effect

Any changes in the face amount or the death benefit
option will go into effect on the monthly
anniversary    of
following     the date we approved your request.
After your
request is approved, you will receive a written
notice
showing each change.  You should attach this notice
to
your contract.  We may also ask you to return your
contract to us at our    home executive     office
so that we can
make a change. We will notify you if we do not approve a change you request. For example, we might not approve a change that would disqualify your contract as life insurance for income tax purposes.

Contract changes may have negative tax consequences.
See "TAX EFFECTS" on page 33.

Flexible Premium Payments

You may choose the amount and frequency of premium payments, within the limits described below.

Even though your premiums are flexible, your contract information page will show a "planned" periodic premium. You determine the planned premium when you apply and can change them at any time. You will specify the frequency to be on a quarterly, semi-annual or annual basis. Planned periodic premiums may be monthly if paid by pre-authorized check. Premiums may be bi-weekly if paid by Civil Service Allotment. The planned premiums may not be enough to keep your contract in force.
The insurance goes into effect when we receive your initial minimum premium payment (and approve your application). We determine the initial minimum premium based on:
1) the age, sex, and premium class of the insured person,
2) the initial face amount of the contract, and
3) any additional benefits selected.

All premium payments should be payable to "Midland".
After your first premium payment, all additional
premiums should be sent directly to our    home
executive
office.

We will send you premium reminders based on your
planned premium schedule.  You may make the planned
payment, skip the planned payment, or change the
frequency or the amount of the payment. Generally,
you
may pay premiums at any time.  Amounts must be at
least
$50, unless    made by a pre-authorized check.
Amounts
made by a pre-authorized check can be as low as $30.
through a $30 monthly automatic payment plan.
   Payment of the planned premiums does not
guarantee that
your contract will stay in force.      Additional
premium
payments may be necessary. The planned premiums increase when the face amount of insurance increases.
This includes increases resulting from the Automatic
Benefit Increase provision. (See "Automatic Benefit
Increase Provision" on page 16 for details on how and when the increases are applied.)

If you send us a premium payment that would cause your contract to cease to qualify as life insurance under Federal tax law, we will notify you and return that portion of the premium that would cause the disqualification.

Premium Provisions During The Minimum Premium
Period. During the Minimum Premium Period, you can keep your contract in force by meeting a minimum premium requirement. The Minimum Premium Period lasts until the 5th contract anniversary. A monthly minimum premium is shown on your contract information page. (This is not the same as the planned premiums.)
The minimum premium requirement will be satisfied if the sum of premiums you have paid, less your loans or withdrawals, is more than the sum of the monthly minimum premiums required to that date. The minimum premium increases when the face amount increases.

During the Minimum Premium Period, your contract
will
   enter a grace period and     lapse if:
 the net cash surrender value cannot cover the monthly deductions from your cash value; and
 the premiums you have paid, less your loans or withdrawals, are less than the total monthly minimum premiums required to that date.

This contract lapse can occur even if you pay all of the planned premiums.

Premium Provisions After The Minimum Premium Period.
After the Minimum Premium Period, your contract will
   enter a grace period and     lapse if the net
cash surrender
value cannot cover the monthly deductions from your cash value. Paying your planned premiums may not be sufficient to maintain your contract because of investment performance, charges and deductions, contract changes or other factors. Therefore, additional premiums may be necessary to keep your contract in force.

Allocation of Premiums

Each net premium will be allocated to the investment
divisions or to our General Account on the day we
receive
it (except that any premium received before we issue
the
contract will not be allocated or invested until we
issue the
contract).  The net premium is the premium minus a
sales
charge, a premium tax    charge     and any expense
charges.
Each    net     premium is put into your cash value
according to
your instructions.  Your contract application may
provide
directions to allocate net premiums to our General
Account or the investment divisions.  You may not
allocate your cash value to more than 10 investment
divisions at any one point in time.  Your allocation
instructions will apply to all of your premiums
unless you
write to our    home executive     office with new
instructions.
Allocation percentages may be any whole number from
0
to 100. The sum of the allocation percentages must equal
100. Of course, you may choose not to allocate a premium to any particular investment division. See
"THE GENERAL ACCOUNT" on page 23. Any premium received before the record date will be held and earn interest in the General Account until the day after the record date. When this period ends your instructions will dictate how we allocate it.

Additional Benefits

You may include additional benefits in your contract.
Certain benefits result in an additional monthly deduction from your cash value. You may cancel these benefits at any time. The following briefly summarizes the additional benefits that are currently available:
(1) Disability Waiver Benefit: With this benefit, we waive monthly charges from the cash value if the insured person becomes totally disabled on or after his/her
15th
birthday and the disability continues for at least 6 months.
If a disability starts before the contract anniversary following the insured person's 60th birthday, then we will waive monthly deductions for as long as the disability continues.
(2) Monthly Disability Benefit: With this benefit, we pay a set amount into your cash value each month
(the
amount is on your contract information page). The benefit is payable when the insured person becomes totally disabled on or after their 15th birthday and the disability continues for at least 6 months. The disability must start before the contract anniversary following the insured person's 60th birthday. The benefit will continue until the insured person reaches age 65. If the amount of benefit paid into the cash value is more than the amount allowed under the income tax code, the monthly benefit will be paid to the insured person.
(3) Accidental Death Benefit: We will pay an additional benefit if the insured person dies from a physical injury that results from an accident, provided the insured person dies before the contract anniversary that is within a half year of his or her 70th birthday.
(4) Children's Insurance Rider: This benefit provides term life insurance on the lives of the insured person's children. This includes natural children, stepchildren and legally adopted children, between the ages of 15 days and
21 years. They are covered until the insured person reaches age 65 or the child reaches age 25.
(5) Family Insurance Rider: This benefit provides term life insurance on the insured person's children as does the
Children's Insurance. It also provides decreasing term life insurance on the insured's spouse.
(6) Additional Insured Rider: You may provide term insurance for another person, such as the insured person's spouse, under your contract. A separate charge will be deducted for each additional insured.
(7) Guaranteed Insurability Rider: This benefit provides for additional amounts of insurance without further evidence of insurability.
(8) Living Needs Rider: This benefit provides an accelerated death benefit as payment of an "Advanced
Sum," in the event the insured person is expected to die within 12 months.

You can choose the    amount of the     death
benefit amount to
accelerate at the time of the claim. The maximum advanced sum is 50% of the eligible death benefit
(which
is the death benefit of the contract plus the sum of any additional death benefits on the life of the insured person provided by any eligible riders). Currently, there is a maximum of $250,000 and a minimum of $5,000.

There is no charge for this benefit prior to the time of a payment. The amount of the advanced sum is reduced by expected future interest and may be reduced by a charge for administrative expenses.

On the day we pay the accelerated benefit, we will reduce the following in proportion to the reduction in the eligible death benefit:
a. the death benefit of the contract and of each eligible rider
b. the face amount
c. any cash values
d. any outstanding loan
When we reduce the cash value, we allocate the reduction based on the proportion that your unloaned amounts in the
General Account and your amounts in the investment divisions bear to the total unloaned portion of your cash value.

Pursuant to the Health Insurance Portability and
Accountability Act of 1996, we believe that for federal income tax purposes an advanced sum payment made under the living needs rider should be fully excludable from the gross income of the beneficiary, as long as the beneficiary is the insured person under the contract.
However, you should consult a qualified tax advisor about the consequences of adding this rider to a contract or requesting an advanced sum payment under this rider.

Automatic Benefit Increase Provision

The Automatic Benefit Increase (ABI) provision is a contract rider that allows for face amount increases to keep pace with inflation. All standard issues of regularly underwritten policies issued after May 1, 1998, include the
ABI provision, except where the issue age of the primary insured is older than 55. In addition, the ABI provision is not included where the billing mode is military government allotment, civil service allotment or list bill.
The ABI can automatically increase your face amount every two years, based on increases in the Consumer
Price
Index. The increases will occur on the 2nd contract anniversary and every two years thereafter, unless you reject an increase. The increases continue until the rider terminates. We send you a notice about the increase amounts at least 30 days before the increase date.
You
have the right to reject any increase in face amount by sending us a notice before it takes effect. If you reject an increase, then the ABI provision terminates. (See your
ABI rider for exact details.)

We calculate each face amount increase under the ABI
provision as follows:
(a)	The eligible face amount,    multiplied by
(b)	The Consumer Price Index 5 months before the
increase date,    divided by
(c) The Consumer Price Index 29 months before the
increase date,    minus
(   d) The eligible face amount from part (a).

The eligible face amount is the sum of the portions of the face amount of insurance that are in the non-smoker, ordinary or preferred premium class.

The maximum increase is the lesser of $50,000 or 20%
of
the eligible face amount.  The ABI provision
automatically terminates once the total of the
increases is
more than twice the initial face amount.  The
Consumer
Price Index is the U.S. Consumer Price Index for all
urban
consumers as published by the U.S. Department of
Labor.
(See your    policy form contract     for more
details on this
index.)

The ABI provision does not require separate monthly charges, but it does affect the amount of your monthly cost of insurance charge by increasing your face amount.
(See "Deductions From Your Cash Value" on page 25.)
ABI increases also increase the planned and minimum premiums. (See Your ABI Rider and Your Base Contract
Policy Form for exact details.)

   The Automatic Benefit Increase Provision may have tax consequences. Consult your tax advisor for questions.

SEPARATE ACCOUNT INVESTMENT CHOICES

Our Separate Account And Its Investment Divisions
The "Separate Account" is our Separate Account A,
established under the insurance laws of the State of
   South
Dakota Iowa    .  It is a unit investment trust
registered with
the Securities and Exchange Commission (SEC) under
the
Investment Company Act of 1940 but this registration
does not involve any SEC supervision of its
management or investment policies.  The Separate
Account meets the definition of a "Separate Account"
under the federal securities laws.  The Separate
Account
has a number of investment divisions, each of which
invests in the shares of a corresponding portfolio
of the
Funds. You may allocate part or all of your net
premiums
to ten of the    twenty-three twenty-five
investment divisions
of our Separate Account.

The Funds

Each of the    23 25     portfolios available under
the contract is
a "series" of one of the following investment
companies:
1. Fidelity's Variable Insurance Products Fund
      Initial Class,
2. Fidelity's Variable Insurance Products Fund II,
      Initial Class
3. Fidelity's Variable Insurance Products Fund III,
      Initial Class
4. American Century Variable Portfolios, Inc.,
5. MFS(r) Variable Insurance Trusts, and
6. Lord Abbett   's     Series Fund, Inc.

The Funds' shares are bought and sold by our Separate
Account at net asset value. More detailed information about the Funds and their investment objectives, policies, risks, expenses and other aspects of their operations, appear in their prospectuses, which accompany this prospectus.

Midland may from time to time receive revenue from
the
Funds and/or from their managers.  The amounts of
the
revenue, if any, may    vary between funds and
portfolios
and may     be based on the amount of Midland's
investments in the Funds.

Investment Policies Of The Portfolios

Each portfolio tries to achieve a specified investment objective by following certain investment policies.
A
portfolio's objectives and policies affect its returns and risks. Each investment division's performance depends on the experience of the corresponding portfolio. The objectives of the portfolios are as follows:

Portfolio
Objective
VIP Money Market
   Portfolio
Seeks as high a level of
current income as is
consistent with preservation
of capital and liquidity by
investing in U.S. dollar-
denominated money market
securities.

VIP High
Income    Portfolio
Seeks a high level of current
income by investing
primarily in income-
producing debt securities
while also considering
growth of capital.    Policy
Contract     owners should
understand that the fund's
unit price may be volatile
due to the nature of the high
yield bond marketplace.

VIP Equity-Income
   Portfolio

Seeks reasonable income by
investing primarily in
income-producing equity
securities. In choosing these
securities, the    investment
manager will consider the
potential for capital
appreciation. The Portfolio's
goal is to achieve a yield
which exceeds the
composite yield on the
securities comprising the
Standard & Poor's
Composite Index of 500
Stocks.

VIP Growth    Portfolio
Seeks capital appreciation
by investing in common
stocks. The adviser invests
the fund's assets in
companies the adviser
believes have above-average
growth potential.

VIP Overseas    Portfolio
Seeks long-term growth of
capital, primarily through
investments in foreign
securities.

VIP II Asset Manager
   Portfolio
Seeks high total return with
reduced risk over the long
term by allocating its assets
among domestic and foreign
stocks, bonds and short-term
instruments.

VIP II Investment
Grade Bond    Portfolio
Seeks    a as     high a level of
current income as is
consistent with the
preservation of capital by
investing in U.S. dollar-
denominated investment-
grade bonds.

VIP II Contrafund
   Portfolio
Seeks to achieve capital
appreciation over the long
term by investing in
common stocks and
securities of companies
whose value the manager
believes is not fully
recognized by the public.

VIP II
Asset Manager: Growth
   Portfolio
Seeks to maximize total
return by allocating its
assets among stocks, bonds,
short-term instruments, and
other investments.

VIP II Index 500
   Portfolio
Seeks to provide investment
results that correspond to the
total return of common
stocks publicly traded in the
United States by duplicating
the composition and total
return of the Standard &
Poor's Composite Index of
500 Stocks.

VIP III Growth &
Income    Portfolio
Seeks high total return,
combining current income
and capital appreciation.
Invests mainly in stocks that
pay current dividends and
show potential for capital
appreciation.

VIP III Balanced
   Portfolio
Seeks both income and
growth of capital. When
   FMR's the investment
manager's     outlook is neutral,
it will invest approximately
60% of the fund's assets in
equity securities and will
always invest at least 25%
of the fund's assets in fixed-
income senior securities.

VIP III Growth
Opportunities    Portfolio
Seeks capital growth by
investing primarily in
common stocks. Although
the fund invests primarily in
common stocks, it has the
ability to purchase other
securities, including bonds,
which may be lower-quality
debt securities.

American Century
VP Capital
Appreciation    Portfolio
Seeks capital growth by
investing primarily in
common stocks that
management considers to
have better-than-average
prospects for appreciation.

American Century
VP Value    Portfolio
Seeks long-term capital
growth with income as a
secondary objective. Invests
primarily in equity securities
of well-established
companies that management
believes to be under-valued.

American Century
VP Balanced    Portfolio
Seeks capital growth and
current income. Invests
approximately 60 percent of
its assets in common stocks
that management considers
to have better than average
potential for appreciation
and the rest in fixed income
securities.

American Century
VP International
   Portfolio
Seeks capital growth by
investing primarily in
securities of foreign
companies that management
believes to have potential
for appreciation.

American Century
VP Income & Growth
   Portfolio
Seeks dividend growth,
current income and capital
appreciation.  The Portfolio
will seek to achieve its
investment objective by
investing in common stocks.

MFS VIT
Emerging Growth
   Series
Seeks to provide long-term
growth of capital.    Dividend
and interest income from
portfolio securities, if any, is
incidental to the Series'
investment objective of
long-term growth capital.

MFS VIT Research
   Series
Seeks to provide long-term
growth of capital and future
income.

MFS VIT Growth
with Income    Series
Seeks to provide reasonable
current income and long-
term growth of capital and
income.

MFS VIT New
Discovery    Series
Seeks capital appreciation.

Lord Abbett VC
Growth and Income
   Portfolio
Seeks long-term growth of
capital and income without
excessive fluctuation in
market value.

   Lord Abbett VC
Mid-Cap Value
Portfolio
Seeks capital appreciation
through investments,
primarily in equity securities
which are believed to be
undervalued in the
marketplace.

Lord Abbett VC
International Portfolio
Seeks long-term capital
appreciation Invests
primarily in equity securities
of non-U.S. issuers.

Fidelity Management & Research Company manages the
VIP, VIP II and VIP III portfolios.  American
Century
Investment Management, Inc. manages the American
Century VP Portfolios. MFS(r) Services Company manages the MFS Variable Insurance Trusts. Lord Abbett &
Co.
manages the Lord Abbett Series Fund, Inc.

The Fund portfolios available under these contracts are not available for purchase directly by the general public, and are not the same as the mutual funds with very similar or nearly identical names that are sold directly to the public.
However, the investment objectives and policies of the portfolios are very similar to the investment objectives and policies of other (publicly available) mutual fund portfolios that have very similar or nearly identical names and that are or may be managed by the same investment advisor or manager. Nevertheless, the investment performance and results of any of the Funds' portfolios that are available under the contracts may be lower, or higher, than the investment results of such other
(publicly
available) portfolios. There can be no assurance, and no representation is made, that the investment results of any of the available portfolios will be comparable to the investment results of any other portfolio or mutual fund, even if the other portfolio or mutual fund has the same investment advisor or manager and the same investment objectives and policies and a very similar or nearly identical name.

USING YOUR CASH VALUE

The Cash Value

Your cash value is the sum of your amounts in the various investment divisions and in the General Account
(including any amount in our General Account securing a contract loan). Your cash value reflects various charges.
See "DEDUCTIONS AND CHARGES" on page 24.

Monthly deductions are made    on the contract date
and     on
the first day of each contract month. Transaction and surrender charges are made on the effective date of the transaction. Charges against our Separate Account are reflected daily.

We guarantee amounts allocated to the General
Account.
There is no guaranteed minimum cash value for amounts allocated to the investment divisions of our Separate
Account. You bear that investment risk. An investment division's performance will cause your cash value to go up or down.

Amounts In Our Separate Account

Amounts allocated or transferred to the investment
divisions are used to purchase accumulation units.
Accumulation units of an investment division are
purchased when you allocate premiums, repay loans or
transfer amounts to that division.  Accumulation
units are
redeemed when you make withdrawals or transfer
amounts from an investment division (including
transfers
for loans),    when     we make monthly deductions
and
charges, and    to when we     pay the death
benefit.  The
number of accumulation units purchased or redeemed in an investment division is calculated by dividing the dollar amount of the transaction by the division's accumulation unit value at the end of that day. The value you have in an investment division is the accumulation unit value times the number of accumulation units credited to you.
The
number of accumulation units credited to you will not vary because of changes in accumulation unit values.
How We Determine The Accumulation Unit Value
We determine accumulation unit values for the investment divisions at the end of each business day.
Accumulation
unit values fluctuate with the investment performance of the corresponding portfolios of the Funds. They reflect investment income, the portfolio's realized and unrealized capital gains and losses, the Funds' expenses, and our deductions and charges. The accumulation unit value for each investment division is set at $10.00 on the first day there are contract transactions in our Separate
Account
associated with these contracts. After that, the accumulation unit value for any business day is equal to the accumulation unit value for the previous business day multiplied by the net investment factor for that division on that business day.

We determine the net investment factor for each
investment division every business day as follows:
 We take the value of the shares belonging to the
division in the corresponding Fund portfolio at the
close of business that day (before giving effect to
any
contract transactions for that day, such as premium
payments or surrenders). We use the share value
reported to us by the Fund.
 We add any dividends or capital gains distributions
paid by the portfolio on that day.
 We divide this amount by the value of the amounts
in
the investment division at the close of business on
the
preceding business day (after giving effect to any
contract transactions on that day).
 We subtract a daily asset charge for each calendar
day
between business days (for example, a Monday
calculation may include charges for Saturday and
Sunday). The daily charge is .0024547%, which is an
effective annual rate of 0.90%.  We currently intend
to
reduce this charge to 0.50% after the 10th contract
year.
(This    reduction     is not guaranteed.)  (See
"Mortality and
Expense Risks" on page 21.)

 We may subtract any daily charge for taxes or amounts set aside as tax reserves.

Cash Value Transactions

The transactions described below may have different effects on your cash value, death benefit, face amount or cost of insurance changes. You should consider the net effects before making any cash value transactions.
Certain transactions have fees. Remember that upon completion of these transactions, you may not have your cash value allocated to more than 10 investment divisions.

Transfers Of Cash Value

You may transfer amounts among the investment
divisions and between the General Account and any
investment divisions.  To make a transfer of cash
value,
write to our    home executive office    .
Currently, you may
make an unlimited number of transfers of cash value in each contract year. But we reserve the right to assess a
$25 charge after the 12th transfer in a contract year. If we charge you for making a transfer, then we will allocate the charge as described under "Deductions and Charges -
How Cash Value Charges Are Allocated" on page 26.
Although a single transfer request may include multiple transfers, it will be considered a single transfer for fee purposes.

Transfer requests received before 3:00 p.m. (Central
Standard Time) will take affect on the same day if that day is a business day. Otherwise, the transfer request will take affect on the business day following the day we receive your request. The unit values are determined on the day the transfer takes affect. The minimum transfer amount is
$200. The minimum amount does not have to come from or be transferred to just one investment division.
The only
requirement is that the total amount transferred that day equals the transfer minimum.

The total amount that can be transferred from the General
Account to the Separate Account, in any contract year, cannot exceed the larger of:
1. 25% of the unloaned amount in the General Account at the beginning of the contract year, or
   2. $25,000 $25,000 (We reserve the right to decrease this to $1,000).

These limits do not apply to transfers made in a Dollar
Cost Averaging program that occurs over a time period of
12 or more months.

Dollar Cost Averaging

The Dollar Cost Averaging (DCA) program enables you to make monthly transfers of a predetermined dollar amount from the DCA source account (any investment division or the General Account) into one or more of the investment divisions. By allocating monthly, as opposed to allocating the total amount at one time, you may reduce the impact of market fluctuations. This plan of investing does not insure a profit or protect against a loss in declining markets. The minimum monthly amount to be transferred using DCA is $200.

You can elect the DCA program at any time. You must complete the proper request form, and there must be a sufficient amount in the DCA source account. The minimum amount required in the DCA source account for
DCA to begin is the sum of $2,400 and the minimum premium. You can get a sufficient amount by paying a premium with the DCA request form, allocating premiums, or transferring amounts to the DCA source account. The DCA election will specify:
a. The DCA source account from which DCA transfers will be made,
b. That any money received with the form is to be placed into the DCA source account,
c. The total monthly amount to be transferred to the other investment divisions, and
d. How that monthly amount is to be allocated among the investment divisions.

The DCA request form must be received with any premium payments you intend to apply to DCA.
Once DCA is elected, additional premiums can be deposited into the DCA source account by sending them in with a DCA request form. All amounts in the DCA source account will be available for transfer under the DCA program.

Any premium payments received while the DCA program is in effect will be allocated using the allocation percentages from the DCA request form, unless you specify otherwise. You may change the DCA allocation percentages or DCA transfer amounts twice during a contract year.

If it is requested when the contract is issued, then
DCA
will start at the beginning of the 2nd contract month. If it is requested after issue, then DCA will start at the beginning of the 1st contract month which occurs at least
30 days after the request is received.

DCA will last until the value in the DCA source account falls below the allowable limit or until we receive your written termination request. DCA automatically terminates on the maturity date.

We reserve the right to end the DCA program by sending you one month's notice.

Contract Loans

   If your contract has a TSA Life 403(b)
Endorsement,
contract loans are not available and this section is not applicable to your contract.

Whenever your contract has a net cash surrender value, you may borrow up to 92% of the cash surrender value using only your contract as security for the loan.
   If you
request an additional loan, then the outstanding loan and loan interest will be added to the additional loan amount and the original loan will be canceled. Thus, you will only have one outstanding loan.

We pay you interest on this loaned amount, currently
at an
annual rate of 6%.     After the 10th contract year,
you may
be able to take preferred loans provided your contract's cash value is large enough. Preferred loans are loans up to the cash value less the total premiums paid. We guarantee that the annual rate of interest paid on preferred loans will be equal to the interest rate charged on such loans.
At the
current time, we are charging 8% on preferred loans and thus preferred loans are being credited an annual interest rate of 8%.

After the 10th contract year, we guarantee that the annual rate of interest paid on the loaned portion of the cash value will equal 8% (which is equal to the interest rate charged on the contract loan) for the portion of the loan that is from earnings (that is, the portion that does not exceed the cash value minus total premiums paid).

A loan taken from, or secured by, a contract may have federal income tax consequences. See "TAX EFFECTS" on page 33.

You may request a loan by contacting our    home
executive
office. You should tell us how much of the loan you want taken from your unloaned amount in the General
Account
or from the Separate Account investment divisions.
If you
do not tell us how to allocate your loan, the loan will be allocated according to your deduction allocation percentages as described under "How Cash Value
Charges
Are Allocated" on page 26. If the loan cannot be allocated this way, then we will allocate it in proportion to the unloaned amounts of your cash value in the General
Account and each investment division. We will redeem units from each investment division equal in value to the amount of the loan allocated to that investment division
(and transfer these amounts to the General Account).

Contract Loan Interest.     Currently     interest
on a contract
loan accrues daily at an annual interest rate of 8%.
   We
guarantee we will never charge a rate above 8% per year.
 If you request an additional loan, then the outstanding loan and loan interest will be added to the additional loan amount and the original loan will be canceled.
Thus, you
will only have one outstanding loan.

Interest is due on each contract anniversary.  If
you do not
pay the interest when it is due, then it will be
added to
your outstanding loan and allocated based on the
deduction allocation percentages for your cash
value.
This means we make an additional loan to pay the
interest
and will transfer amounts from the General Account
or the
investment divisions to make the loan.  If we cannot
allocate the interest based on these percentages,
then we
will allocate it as described above for allocating
your loan.
Repaying The Loan.  You may repay all or part of a
contract loan while your contract is in force.
While you
have a contract loan, we assume that any money you
send
us is meant to repay the loan.  If you wish to have
any of
these payments serve as premium payments,
   instead     then
you must tell us in writing.

You may choose how you want us to allocate your repayments. If you do not give us instructions, we will allocate your repayments based on your premium allocation percentages.

The Effects Of A Contract Loan On Your Cash Value.
A
loan against your contract will have a permanent effect on your cash value and benefits, even if the loan is repaid.
When you borrow on your contract, we transfer your loan amount into our General Account where it earns a declared rate of interest. You cannot invest that loan amount in any Separate Account investment divisions.
You may earn more or less on the loan amount, depending on the performance of the investment divisions and whether they are better or worse than the rates declared for the unloaned portion of the General Account.

Your Contract May Lapse. Your loan may affect the amount of time that your contract remains in force.
For
example, your contract may lapse because the loaned amount cannot be used to cover the monthly deductions that are taken from your cash value. If these deductions are more than the net cash surrender value of your contract, then the contract's lapse provisions may apply.
Since the contract permits loans up to 92% of the cash surrender value, loan repayments or additional premium payments may be required to keep the contract in force, especially if you borrow the maximum.

Withdrawing Money From Your Cash Value

You may request a partial withdrawal of your net
cash
surrender value by writing to our    home
executive     office.
   You will not incur a  There is no     deferred
sales charge or
deferred issue charge    on partial withdrawals    .
Partial
withdrawals are subject to certain conditions. They must:
 be at least $200,
 total no more than 50% of the net cash surrender value in any contract year, allow the death benefit to remain above the minimum for which we would issue the contract at that time, allow the contract to still qualify as life insurance under applicable tax law.

You may specify how much of the withdrawal you want taken from each investment division. If you do not tell us, then we will make the withdrawal as described in "Deductions and Charges - How Cash Value Charges Are
Allocated" on page 26.

Withdrawal Charges.  When you make a partial
withdrawal more than once in a contract year, a
charge of
$25 (or 2% of the amount withdrawn, whichever is
less),
will be deducted from your cash value.  If you do
not give
us instructions for deducting the charge, then it
will be
deducted as described under "Deductions and Charges
-
How Cash Value Charges Are Allocated" on page 26.
In general, we do not permit you to make a withdrawal on monies for which your premium check has not cleared your bank.

The Effects Of A Partial Withdrawal.  A partial
withdrawal reduces the amount in your cash value,
the
cash surrender value and generally the death benefit
on a
dollar-for-dollar basis.  If the death benefit is
based on the
corridor percentage multiple, then the death benefit
reduction could be greater.  If you have death
benefit
option 1, then we will also reduce the face amount
of your
contract so that there will be no change in the net
amount
at risk.  We will send you a new contract
information page
to reflect this change.  Both the withdrawal and any
reductions will be effective as of the date we
receive your
request at our    home executive     office.

A contract loan might be better than a partial withdrawal if you need temporary cash.

Surrendering Your Contract

You may surrender your contract for its net cash
surrender
value while the insured person is living.  You do
this by
sending both a written request and the contract to
our
home executive office.  The net cash surrender value
equals the cash surrender value minus any loan
outstanding (including loan interest).  During the
first 12
contract years, the cash surrender value is the cash
value
minus the surrender charge.  After 12 years, the
cash
surrender value equals the cash value.  We will
compute
the net cash surrender value as of the date we
receive your
request and contract at our    home executive
office.  All of
your insurance coverage will end on that date.

THE GENERAL ACCOUNT

You may allocate all or some of your cash value to
the
General Account.  The General Account pays interest
at a
declared rate.  We guarantee the principal after
deductions. The General Account supports our
insurance
and annuity obligations.  Because of applicable
exemptive and exclusionary provisions, interests in
the
General Account have not been registered under the
Securities Act of 1933, and the General Account has
not been registered as an investment company under
the Investment Company Act of 1940.  Accordingly,
neither the General Account nor any interests
therein
are generally subject to regulation under the 1933
Act
or the 1940 Act.  We have been advised that the
staff of
the SEC has not made a review of the disclosures
which are included in this prospectus for your
information and which relate to the General Account.
You may accumulate amounts in the General Account
by:
 allocating net premium and loan payments,
 transferring amounts from the investment divisions,
 securing any contract loans, or
 earning interest on amounts you already have in the
General Account.

This amount is reduced by transfers, withdrawals and allocated deductions.

We pay interest on all your amounts in the General
Account. The annual interest rates will never be less than
3.5%. We may, at our sole discretion, credit interest in excess of 3.5%. You assume the risk that interest credited may not exceed 3.5%. We may pay different rates on unloaned and loaned amounts in the General Account.
Interest compounds daily at an effective annual rate that equals the annual rate we declared.

You may request a transfer between the General
Account
and one or more of the investment divisions, within limits.

See "Transfers of Cash Value".

   The General Account may not be available in all states.
Your state of issue will determine if the General
Account
is available on your contract. Please check your contract to see if the General Account is available to you.

DEDUCTIONS AND CHARGES

Deductions From Your Premiums

We deduct a sales charge, a premium tax charge, and in some cases a service charge from each premium. The rest of each premium (called the net premium) is placed in your cash value.

Sales Charge. We deduct a 2.5% sales charge from each premium payment. This charge partially reimburses us for the selling and distributing costs of this contract.
These
include commissions and the costs of preparing sales literature and printing prospectuses. (We also deduct a deferred sales charge if you surrender your contract for its net cash surrender value or let your contract lapse in the first 12 years. See "Surrender Charges" on page 26.)
   Since this charge is a percentage of paid premium, the amount of the charge will vary with the amount of premium.

Premium Tax Charge.  Some states and other
jurisdictions
(cities, counties, municipalities) tax premium
payments
and some levy other charges.  We deduct    2.5%
2.25%     of
each premium for those tax charges.  These tax rates
currently range from 0.75% to 4%.  We expect to pay
at
least    2.5% 2.25%     of most premiums in premium
tax
because of certain retaliatory provisions in the
premium
tax regulations.  If we pay less, then we may reduce
the
charge for    that the     premium    tax    .

This is a tax to Midland so you cannot deduct it on your income tax return. Since the charge is a percentage of your premium, the amount of the charge will vary with the amount of the premium.

We may increase this charge if our premium tax expenses increase. We reserve the right to vary this charge by state.
If we make such a change, then we will notify you.
Service Charge.  If you have chosen the Civil
Service
Allotment Mode, then we deduct $.46 from each premium payment. The $.46 covers the extra expenses we incur in processing bi-weekly premium payments.

Charges Against The Separate Account

Fees and charges allocated to the investment divisions reduce the amount in your cash value.

Mortality and Expense Risks. We charge for assuming mortality and expense risks. We guarantee that monthly administrative and insurance deductions from your cash value will never be greater than the maximum amounts shown in your contract. The mortality risk we assume is that insured people will live for shorter periods than we estimated. When this happens, we have to pay a greater amount of death benefits than we expected. The expense risk we assume is that the cost of issuing and administering contracts will be greater than we expected.
We charge for mortality and expense risks at an effective annual rate of 0.90% of the value of the assets in the
Separate Account attributable to Variable Executive
Universal Life. We currently intend to reduce this charge to 0.50% after the 10th contract year (this is not guaranteed). The investment divisions' accumulation unit values reflect this charge. See "Using Your Cash
Value -
How We Determine The Accumulation Unit Value" on page 20. If the money we collect from this charge is not needed, then we profit. We expect to make money from this charge. To the extent sales expenses are not covered by the sales charge and the deferred sales charge, our
General Account funds, which may include amounts derived from this mortality and expense risk charge, will be used to cover sales expenses.

Tax Reserve. We reserve the right to charge for taxes or tax reserves, which may reduce the investment performance of the investment divisions. Currently, no such charge is made.

Deductions From Your Cash Value

At the beginning of each contract month (including
the
contract date), the following three deductions are
taken
from your cash value:
1. Expense Charge:  This charge is $6.00 per month
(currently we plan to make this deduction for the
first
15    contract     years only, but we reserve the
right to
deduct it throughout the life of the contract). This
charge covers the continuing costs of maintaining
your contract, such as premium billing and
collections, claim processing, contract
transactions,
record keeping, communications with owners and
other expense and overhead items.
2. Charges for Additional Benefits:  Monthly
deductions are made for the cost of any additional
benefits.  We may change these charges, but your
contract contains tables showing the guaranteed
maximum rates for all of these insurance costs.
3. Cost of Insurance Charge:  The cost of insurance
   charge     is our current monthly cost of
insurance rate
times the amount at risk at the beginning of the
contract month.    The amount at risk is the
difference
between your death benefit and your cash value.
If
the current death benefit for the month is increased due to the requirements of Federal tax law, then your amount at risk for the month will also increase.
For
this purpose, your cash value amount is determined before deduction of the cost of insurance charge, but after all of the other deductions due on that date.
The
amount of the cost of insurance charge will vary from month to month with changes in the amount at risk.

The cost of insurance rate is based on the sex, attained age, and rating class of the insured person at the time of the charge. We place the insured person that is a standard risk in the following rate classes: preferred non-smoker, non-smoker, and smoker. The insured person may also be placed in a rate class involving a higher mortality risk, known as a substandard class. We may change the cost of insurance rates, but they will never be more than the guaranteed maximum rates set forth in your contract.
The
maximum charges are based on the charges specified in the Commissioner's 1980 Standard Ordinary Mortality
Table. The table below shows the current and guaranteed maximum monthly cost of insurance rates per $1,000 of amount at risk for a male, preferred, nonsmoker, standard risk at various ages. (In Montana, there are no distinctions based on sex.)

If Variable Executive Universal Life is purchased in connection with an employment-related insurance or benefit plan, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964. In
1983, the
United States Supreme Court held that under Title
VII,
optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.




Illustrative Table of Monthly Cost of Insurance
Rates
(Rounded) per $1,000 of Amount at Risk
	Male	      Guaranteed	Current
	Attained	Maximum	(Preferred Non-Smoker)
	Age	      Rate	       Rate
	5	      $.07	       $.05
	15	       .11	        .10
	25	       .13          .07
	35	       .14          .08
	45           .29	        .17
	55           .69	        .36
	65	      1.87	        .74

For a male preferred non-smoker, age 35, with a
$100,000
face amount option 1 contract and an initial premium
of
$1,000, the cost of insurance for the first month
will be
$7.92.  This example assumes the expense charge
($6.00
per month) and current cost of insurance rate ($.08 per
$1,000).

The non-smoker cost of insurance rates are lower than the smoker cost of insurance rates. To qualify, an insured must be a standard risk and must meet additional requirements that relate to smoking habits. The reduced cost of insurance rates depends on such variables as the attained age and sex of the insured.

The preferred non-smoker cost of insurance rates are lower than the non-smoker cost of insurance rates.
To
qualify for the preferred non-smoker class, the insured person must be age 20 or over and meet certain underwriting requirements.

Changes in Monthly Charges. Any changes in the cost of insurance, charges for additional benefits or expense charges will be by class of insured and will be based on changes in future expectations of investment earnings, mortality, the length of time contracts will remain in effect, expenses and taxes.

Automatic Benefit Increase Charges. There is no separate charge for the Automatic Benefit Increase (ABI) provision. However, as the automatic increases are applied
(see page 16 for exact details) the face amount of insurance will increase. The face amount increase will cause an increase in the amount at risk and the monthly cost of insurance charge.

Transaction Charges

In addition to the deductions described above, we
charge
fees for certain contract transactions:
 Partial Withdrawal of net cash surrender value.
You
may make one partial withdrawal during each contract
year without a charge.  There is an administrative
charge of $25 or 2 percent of the amount withdrawn,
whichever is less, each time You make a partial
withdrawal if more than one withdrawal is made
during
a contract year.
 Transfers.  Currently, we do not charge when You
make transfers of cash value among investment
divisions.  We reserve the right to assess a $25
charge
after the twelfth transfer in a contract year.
How Cash Value Charges Are Allocated
Generally, deductions from your cash value for
monthly
or partial withdrawal charges are made from the
investment divisions and the unloaned portion of the
General Account.  They are made in accordance with
your
specified deduction allocation percentages unless
you
instruct us otherwise.  Your deduction allocation
percentages may be any whole numbers (from 10 to
100)
which add up to 100.  You may change your deduction
allocation percentages by writing to our    home
executive
office. Changes will be effective as of the date we receive them.

If we cannot make a deduction in accordance with these percentages, we will make it based on the proportion of
(a) to (b) where (a) is your unloaned amounts in the General Account and your amounts in the investment divisions and (b) is the total unloaned amount of your cash value.

Deductions for transfer charges are made equally between the investment divisions from which the transfer was made. For example, if the transfer is made from two investment divisions, then the transfer charge assessed to each of the investment divisions will be $12.50.

Surrender Charges

We incur various sales and promotional expenses in selling Variable Executive Universal Life. These include commissions, the cost of preparing sales literature, promotional activities and other distribution expenses.
We also incur expenses for underwriting, printing contract forms and prospectuses, and entering information in our records.

The surrender charge is the difference between the
amount
in your cash value and your contract's cash
surrender
value for the first 12 contract years.  It is a
contingent,
deferred issue charge and sales load designed to
partially
recover our expenses in distributing and issuing
contracts
which are terminated by surrender in their early
years (the
sales charge is also designed to partially reimburse
us for
these expenses).   It is a contingent load because
you pay
it only if you surrender your contract (or let it lapse) during the first 12 contract years. It is a deferred load because we do not deduct it from your premiums. The amount of the load in a contract year is not necessarily related to our actual sales expenses in that year.
We
anticipate that the sales charge and surrender charge will not fully cover our sales expenses. If sales expenses are not covered by the sales and surrender charges, we will cover them with other funds. The net cash surrender value, the amount we pay you if you surrender your contract for cash, equals the cash surrender value minus any outstanding loan and loan interest.

The surrender charge includes deferred sales charges and deferred issue charges. The deferred sales charge is the sum of two pieces:
(1) 27.5% of any premium payment in the first 2 contract years up to one guideline annual premium.
(2) 6.5% of all other premium payments.

The sum of the above pieces is also limited by the
Guideline Annual Premium,    times     6.5%,
   times     the lesser
of 20 years or the expected future lifetime at issue as determined by the 1980 CSO Mortality Table. Your contract information page specifies the guideline annual premium. It varies for each contract.

During the first 7 contract years, the maximum
deferred
sales charge may be imposed.  Beginning in the 8th
year
the maximum deferred sales charge will be multiplied
by a
percentage:
	Contract Year	Percentage Multiple
	        8	        83.33%
	        9	        66.67%
             10	        50.00%
             11	        33.33%
             12	        16.67%
             13 and up	   0.00%

If there is an increase in face amount, there will
also be an
increase in the Guideline Annual Premium.  All
additions
to the deferred sales charge, due to this increase,
will be
6.5% of premiums.  The maximum limit will also
increase
by the additional Guideline Annual Premium, times
6.5%,
times the lesser of 20 years or the expected future
lifetime
(determined at the time of the increase using the
1980
CSO Mortality Table). The total in the deferred sales charge prior to the increase in face amount will not be affected.

If there is a decrease in the face amount, there will also be a decrease in Guideline Annual Premium. Future additions to the Deferred Sales Charge will follow the same rules as at issue with the new Guideline Annual
Premium. Prior totals in the Deferred Sales Charge will not be affected.

You will not incur any Deferred Sales Charge, regardless of the amount and timing of premiums, if You keep this contract in force for thirteen years.
The following table shows the deferred issue charge per
$1,000 of the face amount. After the 12th contract year, there is no deferred issue charge.

Table of Deferred Issue Charges
Per Thousand of Face Amount
	Contract
	Year	Charge
	1-7	$3.00
	8	$2.50
	9	$2.00
	10	$1.50
	11	$1.00
	12	$0.50
	13+	$0.00

If there has been a change in face amount during the life of the contract, then the deferred issue charge is applied against the highest face amount in force during the life of the contract.

Accordingly, the maximum surrender charge is 27.50% of premium paid, plus $3.00 per thousand of Face
Amount.
However, as explained above, in most cases, the surrender charge will be less than the maximum.

Charges In The Funds

The Funds charge for managing investments and
providing services.  Each portfolio's charges vary.
The VIP, the VIP II, and the VIP III Portfolios have
an
annual management fee.  That fee is the sum of an
individual fund fee rate and a group fee rate based
on the
monthly average net assets of Fidelity Management &
Research Company's mutual funds.  In addition, each
of
these portfolios' total operating expenses includes
fees for
management and shareholder services and other
expenses
(custodial, legal, accounting, and other
miscellaneous
fees).    The fees for the Fidelity Portfolios are
based on the
Initial Class.      See the VIP, VIP II and VIP III
prospectuses
for additional information on how these charges are
determined and on the minimum and maximum charges
allowed.     All expenses for the year ending
December 31,
1998, are shown in the table below.

The American Century Variable Portfolios have annual management fees that are based on the monthly average of the net assets in each of the portfolios. See the American
Century Variable Portfolios prospectus for details.
   The
expenses for the year ending December 31, 1998, (except as otherwise noted) are shown in the table below.

The MFS Portfolios have annual management fees that
are
based on the monthly average of the net assets in
each of
the portfolios. See the MFS Portfolios prospectus
for
details.    The expenses for the year ending
December 31,
1998, (except as otherwise noted) are shown in the table below.

The Lord Abbett Portfolio has an annual management fee that is based on the monthly average of the net assets in the portfolio. See the Lord Abbett Portfolio prospectus for details.

   See the Portfolio Expenses Section on page 7 for
a
complete listing of the portfolio expenses during
1999.
The expenses for the year ending December 31, 1998
1999, (except as otherwise noted) are shown in the
table below.
	                    Management	Other	      Total
                          Portfolio	      Fee	      Expenses
	                    Expenses
VIP Money Market
Portfolio (Initial Class).20% .18%	.10% .09%	.30% .27%
VIP High Income
Portfolio (Initial Class).58%	.12% .11%	.70% .69%
VIP Equity-Income(1)
Portfolio (Initial Class).49% .48%	.09%	.58% .57%
VIP Growth(1)
Portfolio (Initial Class).59% .58%	.09% .08%	.68% .66%
VIP Overseas(1)
Portfolio (Initial Class).74% .73% 	.17% .18%	.91%
VIP II Asset Manager(1)
Portfolio (Initial Class)	.54%	.10%	.64%
VIP II Investment Grade Bond
Portfolio (Initial Class).43%	.14% .11%	.57% .54%
VIP II Contrafund(1)
Portfolio (Initial Class).59% .58%	.11% .09%	.70% .67%
VIP II Asset Manager: Growth(1)
Portfolio (Initial Class).59% .58% 	.14% .13%	.73% .71%
VIP II Index 500(1) (2)
Portfolio (Initial Class).24%	.11% .04%	.35% .28%
VIP III Growth & Income(1)
	Portfolio (Initial Class).49% .48%	.12%	.61% .60%
VIP III Balanced(1)
	Portfolio (Initial Class).44% .43% 	.15% .14%	.59% .57%
VIP III Growth Opportunities(1)
	Portfolio (Initial Class).59% .58%	.12% .11%	.71% .69%
American Century VP Capital
	Appreciation Portfolio	1.00%	.00%	1.00%
American Century VP
	Value Portfolio	      1.00%	.00%	1.00%
American Century VP
	Balanced Portfolio	1.00% .90%	.00%
	1.00% .90%
American Century VP
	International
	Portfolio	            1.47% 1.34%	.00%
	1.47% 1.34%
American Century VP Income
  & Growth Portfolio	      .70%	.00%	.70
MFS VIT Emerging
	Growth(3) (4) Series	.75%	.10% .09%
	.85% .84%
MFS VIT Research(3) (4)
	Series	             .75%	.11%	.86%
MFS VIT Growth
	With Income(3) (4)
	Series	             .75%	.13%	.88%
MFS VIT New
	Discovery(2) (3) (4) Series	.90%	.27% .17%
	1.17% 1.07%
Lord Abbett VC
	Growth and & Income
	Portfolio	       .50%	.01% .37%	.51% .87%
Lord Abbett VC
	Mid-Cap Value(5)
	Portfolio	.75%	.35%	1.10%
Lord Abbett VC
	International(5)
	Portfolio	1.00%	.35%	1.35%

(1) The portfolio used a portion of its paid brokerage commissions to reduce its expenses. Certain portfolios used credits gained as a result of uninvested cash balances to reduce custodian and transfer agent expenses. Including these reductions, total operating expenses would have been as follows:

VIP Equity-Income Portfolios	            0.57% .56%
VIP Growth Portfolios	                  0.66% .65%
VIP Overseas Portfolios	                  0.89% .87%
VIP II Asset Manager Portfolios      	0.63% .62%
VIP II Index 500	                        0.28%
VIP II Contrafund Portfolios	            0.66% .65%
VIP II Asset Manager: Growth Portfolios	0.72% .70%
VIP III Balanced Portfolios	            0.58% .55%
VIP III Growth Opportunities Portfolios	0.70% .68%
VIP III Growth & Income Portfolios   	0.60% .59%

(2) - Fidelity Management and Research agreed to reimburse a portion of the VIP Index 500 expenses during 1999. Without this reimbursement, the VIP Index 500 would have had total expenses of 0.34%.

 (2) (3)  MFS has agreed to bear expenses for this
portfolio (subject to
reimbursement by these portfolios) such that the
portfolio's other
expenses shall not exceed 0.25%.  0.15%.  Without
this limitation, the
other expenses and total expenses would be:
	                              Other	      Total
	                              Expenses	Expenses
      MFS VIT New Discovery Series	4.32% 1.59%	5.22% 2.49%

(3) (4) Each of the MFS Series has an expense offset arrangement, which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. The expenses shown above do not take into account these expense reductions, and are therefore higher than the actual expenses of the series.

(5 - Lord, Abbett & Co has agreed to reimburse a portion of the expenses for the VC Mid-Cap Value and VC International
Portfolios.  Without
this reimbursement, the total expenses would have been 3.72% for the
VC Mid-Cap Value and 5.22% for the VC International
Portfolios.

ADDITIONAL INFORMATION ABOUT THE
CONTRACTS

Your Right To Examine The Contract

You have a right to examine the contract.  If for
any
reason you are not satisfied with it, then you may
cancel
the contract.  You cancel the contract by sending it
to our
   home executive     office along with a written
cancellation
request. Your cancellation request must be postmarked by the latest of the following three dates:
 10 days after you receive your contract, 10 days after we mail you a written notice telling you
about your rights to cancel (Notice of Withdrawal
Right), or
 45 days after you sign Part 1 of the contract application.

If you cancel your contract, then we will return all of the charges deducted from your paid premiums and cash value, plus the cash value.

Insurance coverage ends when you send your request.

Your Contract Can Lapse

Your Variable Executive Universal Life insurance
coverage continues as long as the net cash surrender
value
of your contract is enough to pay the monthly
deductions
that are taken out of your cash value.  During the
Minimum Premium Period, coverage continues if your
paid premiums    (less any withdrawals and
loans)     exceed
the schedule of required minimum premiums. If neither of these conditions is true at the beginning of any contract month, we will send written notification to you (and any assignees on our records) that a 61-day grace period has begun. This will tell you the amount of premium payment that is needed to satisfy the minimum requirement for two months.

If we receive payment of this amount before the end of the grace period, then we will use that amount to pay the overdue deductions. We will put any remaining balance in your cash value and allocate it in the same manner as your previous premium payments.

If we do not receive payment within 61 days, then your contract will lapse without value. We will withdraw any amount left in your cash value. We will apply this amount to the deductions owed to us, including any applicable surrender charge. We will inform you (and any assignee) that your contract has ended without value.

If the insured person dies during the grace period, we will pay the insurance benefits to the beneficiary, minus any loan, loan interest, and overdue deductions.

You May Reinstate Your Contract

You may reinstate the contract within five years
after it
lapses if you did not surrender the contract for its
net cash
surrender value.  To reinstate the contract, you
must:
 complete an application for reinstatement,
 provide satisfactory evidence    that of
insurability for     the
insured person    is still insurable    ,
 pay enough premium to cover all overdue monthly
deductions, including the premium tax on those
deductions,
 increase the cash value so that the cash value
minus any
contract debt equals    or exceeds     the surrender
charges,
 cover the next two months' deductions, and pay or restore any contract debt.

The contract date of the reinstated contract will be the beginning of the contract month that coincides with or follows the date that we approve your reinstatement application. Previous loans will not be reinstated.

Contract Periods And Anniversaries

We measure contract years, contract months, and
contract
anniversaries from the contract date shown on your
contract information page.  Each contract month
begins on
the same day in each calendar month.   The calendar
days
of 29, 30, and 31 are not used. Our right to challenge a contract and the suicide exclusion are measured from the contract date. See "Limits On Our Right To Challenge
The Contract" on page 31.

Maturity Date

The maturity date is the first contract anniversary after the insured person's 100th birthday. The contract ends on that date if the insured person is still alive and the maturity benefit is paid.

If the insured person survives to the maturity date and you would like to continue the contract, we will extend the maturity date as long as this contract still qualifies as life insurance according to the Internal Revenue Service and your state. If the maturity date is extended, the contract may not qualify as life insurance and there may be tax consequences. A tax advisor should be consulted before you elect to extend the maturity date. In order to continue the contract beyond the original maturity date, we require that the death benefit not exceed the cash value on the original maturity date.

We Own The Assets Of Our Separate Account

We own the assets of our Separate Account and use them to support your contract and other variable life contracts.
We may permit charges owed to us to stay in the Separate
Account.  Thus, we may also participate
proportionately in
the Separate Account. These accumulated amounts belong to us and we may transfer them from the Separate
Account
to our General Account.  The assets in the Separate
Account generally are not changeable with liabilities arising out of any other business we conduct. Under certain unlikely circumstances, one investment division of the Separate Account may be liable for claims relating to the operations of another division.

Changing the Separate Account

We have the right to modify how we operate our
Separate
Account.  We have the right to:
 add investment divisions to, or remove investment
divisions from, our Separate Account;
 combine two or more divisions within our Separate
Account;
 withdraw assets relating to Variable Executive
Universal Life from one investment division and put
them into another;
 eliminate the shares of a portfolio and substitute
shares
of another portfolio of the Funds or another open-
end
investment company.  This may happen if the shares
of
the portfolio are no longer available for investment
or,
if in our judgment, further investment in the
portfolio is
inappropriate in view of the purposes of     the
Separate
Account    A    ;
 register or end the registration of our Separate
Account
under the Investment Company Act of 1940;
 operate our Separate Account under the direction of a committee or discharge such a committee at any time
(the committee may be composed entirely of interested parties of Midland);
 disregard instructions from contract owners regarding a change in the investment objectives of the portfolio or the approval or disapproval of an investment advisory contract. (We would do so only if required by state insurance regulatory authorities or otherwise pursuant to insurance law or regulation); and
 operate our Separate Account or one or more of the investment divisions in any other form the law allows, including a form that allows us to make direct investments. In choosing these investments, we will rely on our own or outside counsel for advice. In addition, we may disapprove of any change in investment advisors or in investment policies unless a law or regulation provides differently.

Limits On Our Right To Challenge The Contract

We can challenge the validity of your insurance contract
(based on material misstatements in the application) if it appears that the insured person is not actually covered by the contract under our rules. There are limits on how and when we can challenge the contract:
 We cannot challenge the contract after it has been in effect, during the insured person's lifetime, for two years from the date the contract was issued or reinstated. (Some states may require us to measure this in some other way.)
 We cannot challenge any contract change that requires evidence of insurability (such as an increase in face amount) after the change has been in effect for two years during the insured person's lifetime.
 We can challenge at any time (and require proof of continuing disability) an additional benefit that provides benefits to the insured person in the event that the insured person becomes totally disabled.

If the insured person dies during the time that we may challenge the validity of the contract, then we may delay payment until we decide whether to challenge the contract.

If the insured person's age or sex is misstated on any application, then the death benefit and any additional benefits will be changed. They will be those which would be purchased by the most recent deduction for the cost of insurance and the cost of any additional benefits at the insured person's correct age and sex.

If the insured person commits suicide within two years after the date on which the contract was issued or reinstated, then the death benefit will be limited to the total of all paid premiums minus the amount of any outstanding contract loan and loan interest minus any partial withdrawals of net cash surrender value. If the insured person commits suicide within two years after the effective date of your requested face amount increase, then we will pay the face amount which was in effect before the increase, plus the monthly cost of insurance deductions for the increase (Some states require us to measure this time by some other date).

Your Payment Options

You may choose for contract benefits and other payments
(such as the net cash surrender value or death benefit) to be paid immediately in one lump sum or in another form of payment. Payments under these options are not affected by the investment performance of any investment division. Instead, interest accrues pursuant to the option chosen. If you do not arrange for a specific form of payment before the insured person dies, then the beneficiary will have this choice. However, if you do make an arrangement with us for how the money will be paid, then the beneficiary cannot change your choice.
Payment options will also be subject to our rules at the time of selection. Our consent is required when an optional payment is selected and the payee is either an assignee or not a natural person (i.e., a corporation).
Currently, these alternate payment options are only available if the proceeds applied are more than $1,000 and periodic payments are at least $20.

You have the following payment options:
1.	Deposit Option: The money will stay on deposit
with
us for a period that we agree upon. You will receive
interest on the money at a declared interest rate.
2.	 Installment Options: There are two ways that
we pay
installments:
a.	Fixed Period: We will pay the amount applied
in
equal installments plus applicable interest, for a
specified time, up to 30 years.
b.	Fixed Amount: We will pay the sum in
installments
in an amount that we agree upon.  We will continue
to pay the installments until we pay the original
amount, together with any interest you have earned.
3.	Monthly Life Income Option: We will pay the
money
as monthly income for life.  You may choose from 1
of
4 ways to receive the income. We will guarantee
payments for:
(1)	at least 5 years (called "5 Years Certain");
(2)	at least 10 years (called "10 Years Certain");
(3)	at least 20 years (called "20 Years Certain");
or
(4)	payment for life. With a life only payment
option, payments will only be made as long as
the payee is alive.  Therefore, if the payee
dies after the first payment, only one
payment will be made.
4.	Other: You may ask us to apply the money under
any option that we make available at the time the benefit is paid.

We guarantee interest under the deposit and installation options at 2.75% a year, but we may allow a higher rate of interest.

The beneficiary, or any other person who is entitled to receive payment, may name a successor to receive any amount that we would otherwise pay to that person's estate if that person died. The person who is entitled to receive payment may change the successor at any time.
We must approve any arrangements that involve more than one of the payment options, or a payee who is a fiduciary or not a natural person. Also, the details of all arrangements will be subject to our rules at the time the arrangements take effect. These include:
 rules on the minimum amount we will pay under an option,
 minimum amounts for installment payments, withdrawal or commutation rights (your rights to receive payments over time, for which we may offer you a lump sum payment), the naming of people who are entitled to receive payment and their successors, and the ways of proving age and survival.

You will choose a payment option (or any later changes) and your choice will take effect in the same way as it would if you were changing a beneficiary. (See "Your
Beneficiary" below). Any amounts that we pay under the payment options will not be subject to the claims of creditors or to legal process, to the extent that the law provides.

Your Beneficiary

You name your beneficiary in your contract
application.
The beneficiary is entitled to the insurance
benefits of the
contract.  You may change the beneficiary during the
insured person's lifetime by writing to our    home
executive
office. If no beneficiary is living when the insured person dies, then we will pay the death benefit, in equal shares, to the insured person's surviving children. If there are no surviving children, then we will pay the death benefit to the insured person's estate.

Assigning Your Contract

You may assign your rights in this contract.  You
must
send a copy of the assignment to our    home
executive
office. We are not responsible for the validity of the assignment or for any payment we make or any action we take before we receive notice of the assignment. An absolute assignment is a change of ownership. There may be tax consequences.

When We Pay Proceeds From This Contract

We will generally pay any death benefits, net cash
surrender value, or loan proceeds within seven days
after
receiving the required form(s) at our    home
executive
office. Death benefits are determined as of the date of the insured person's death and will not be affected by subsequent changes in the accumulation unit values of the investment divisions. We pay interest from the date of death to the date of payment.

We may delay payment for one or more of the following reasons:
(1) We contest the contract.
(2) We cannot determine the amount of the payment because the New York Stock Exchange is closed, the SEC has restricted trading in securities, or the SEC has declared that an emergency exists.
(3) The SEC, by order, permits us to delay payment to protect our contract owners.

We may also delay any payment until your premium checks have cleared your bank. We may defer payment of any loan amount, withdrawal, or surrender from the General Account for up to six months after we receive your request.

TAX EFFECTS

Contract Proceeds

The Internal Revenue Code of 1986 ("Code"), Section
7702, defines life insurance for tax purposes. The
Code
places limits on certain contract charges used in determining the maximum amount of premiums that may be paid under Section 7702. There is limited guidance as to how to apply Section 7702.

Midland believes that a standard rate class contract
should
meet the Section 7702 definition of a life insurance
contract (although there is some uncertainty).  For
a
contract issued on a substandard basis (i.e., a rate
class
involving higher than standard mortality risk),
there may
be more uncertainty whether it meets the Section
7702
definition of a life insurance contract. It is not clear whether such a contract would satisfy Section 7702, particularly if the contract owner pays the full amount of premiums permitted under the contract.

If it is subsequently determined that only a lower amount of premiums may be paid for a contract to satisfy
Section
7702, then Midland may take appropriate and reasonable steps to cause the contract to comply with Section
7702.
These may include refunding any premiums paid which exceed that lower amount (together with interest or such other earnings on any such premiums as is required by law).

If a contract's face amount changes, then the applicable premium limitation may also change. During the first 15 contract years, there are certain events that may create taxable ordinary income for you if at the time of the event there has been a gain in the contract. These events include:
 A decrease in the face amount;
 A partial withdrawal;
 A change from death benefit option 2 to option 1;
or,
 Any change that otherwise reduces benefits under the contract and that results in a cash distribution in order for the contract to continue to comply with Section
7702 relating to premium and cash value limitations.
Such income inclusion may result with respect to cash distributions made in anticipation of reductions in benefits under the contract.

Code Section 7702A affects the taxation of
distributions
(other than death benefits) from certain Variable
Life
insurance contracts as follows:
1.	If premiums are paid more rapidly than the
rate defined
by a 7-Pay Test, then the contract will be treated
as a
"Modified Endowment contract."
2.	Any contract received in exchange for a
contract
classified as a Modified Endowment contract will be
treated as a Modified Endowment contract regardless
of whether the contract received in the exchange
meets
the 7-Pay Test.
3.	Loans (including unpaid loan interest),
surrenders and
withdrawals from a Modified Endowment contract will
be considered distributions.
4.	Distributions (including loans) from a
Modified
Endowment contract will be taxed first as a taxable
distribution of gain from the contract (to the
extent that
gain exists), and then as non-taxable recovery of
basis.
5.	The Code imposes an extra "penalty" tax of 10%
on
any distribution from a Modified Endowment Contract includable in income, unless such distributions are made (a) after you attain age 59 1/2, (b) on account of you becoming disabled, or (c) as substantially equal annuity payments over your life or life expectancy.

   If a contract becomes a Modified Endowment contract, distributions that occur during the contract year will be taxed as distributions from a Modified Endowment contract. In addition, distributions from a contract within two years before it becomes a Modified Endowment contract will be taxed in this manner. This means that a distribution from a contract that is not a Modified
Endowment contract at the time when the distribution is made could later become taxable as a distribution from a
Modified Endowment contract.

A contract that is not a Modified Endowment contract may be classified as a Modified Endowment contract if it is "materially changed" and fails to meet the 7-Pay
Test.
Any distributions from such a contract will be taxed as explained above.

Material changes include a requested increase in death benefit or a change from option 1 to option 2.
Before
making any contractual changes, a competent tax advisor should be consulted.

Any life insurance contracts which are treated as Modified
Endowment contracts and are issued by Midland or any of its affiliates:
 with the same person designated as the owner;
 on or after June 21, 1988; and
 within any single calendar year
will be aggregated and treated as one contract for purposes of determining any tax on distributions.

Even if a contract is not a Modified Endowment
contract,
loans at very low or no net cost    (i.e. preferred
loans)     may
be treated as distributions for federal income tax purposes.
For contracts not classified as Modified Endowment contracts, distributions generally will be treated first as a return of your investment in the contract, and then taxed as ordinary income to the extent that they exceed your investment in the contract (which generally is the total premiums paid plus any contract debt).

The Code (Section 817(h)) also authorizes the
Secretary of
the Treasury to set standards, by regulation or
otherwise,
for the investments of Variable Life insurance
Separate
Accounts to be "adequately diversified" in order for
the
contracts to be treated as life insurance contracts
for
federal tax purposes. We believe Separate Account A,
through its investments in the Funds, will be
adequately
diversified, although we do not control the Funds.
Owners of Variable Life insurance contracts may be
considered, for Federal income tax purposes, the
owners
of the assets of the Separate Account used to
support their
contracts.  In those circumstances, income and gains
from
the Separate Account assets are included in the
Variable
contract owner's gross income.     The IRS has
stated in
published rulings that a Variable contract owner will be considered the owner of Separate Account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the policy owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that regulations or rulings would issue guidance on the "extent to which policyholders may direct their investments to particular sub-accounts without being treated as owners of the underlying assets." As of the date of this prospectus, no such guidance has been issued.

The ownership rights under Variable Executive
Universal
Life are similar to, but different from those
described by
the IRS in rulings in which it was determined that
contract
owners were not owners of Separate Account assets.
For
example, the owner has additional flexibility in
allocating
premium payments and contract values.  These
differences
could result in an owner being treated as the owner
of a
pro rata portion of the assets of Separate Account
A.
   Midland does not know what standards will be set
forth in
the regulations or rulings which the Treasury
Department
has stated it expects to issue.      Midland
therefore reserves
the right to modify the contract as necessary to attempt to prevent an owner from being considered the owner of a pro rata share of the assets of Separate Account A or to otherwise qualify Variable Executive Universal Life for favorable tax treatment.

Assuming a contract is a life insurance contract for federal income tax purposes, the contract should receive the same federal income tax treatment as fixed benefit life insurance. As a result, the life insurance proceeds payable under either benefit option should be excludable from the gross income of the beneficiary under Section 101 of the
Code, and you should not be deemed to be in constructive receipt of the cash values under a contract until actual distribution.

Surrenders, withdrawals, and contract changes may have tax consequences. These include a change of owners, an assignment of the contract, a change from one death benefit option to another, and other changes reducing future death benefits. Upon complete surrender or when maturity benefits are paid, if the amount received plus the contract debt is more than the total premiums paid that are not treated as previously withdrawn by you, then the excess generally will be treated as ordinary income.
Federal, state and local estate, inheritance and other tax consequences of ownership or receipt of contract proceeds depend on the circumstances of each contract owner or beneficiary.
A contract may be used in various arrangements, including:
 nonqualified deferred compensation or salary continuance plans, split dollar insurance plans,
 executive bonus plans, or
 retiree medical benefit plans,
 and others.

The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of a contract in which the value depends in part on its tax consequences, then you should be sure to consult a qualified tax advisor regarding the tax attributes of the particular arrangement.

In recent years, Congress has adopted new rules relating to corporate owned life insurance. Any business contemplating the purchase of a new life insurance contract or a change in an existing contract should consult a tax advisor.

Although the likelihood of legislative changes is
uncertain, there is always the possibility that the
tax
treatment of the policy could change by legislation
or
other means.     For instance, the President's 1999
Budget
Proposal has recommended legislation that would
negatively modify the federal taxation of the
contracts
described in this prospectus.     It is    also
possible that any
change could be retroactive (that is, effective prior to the date of the change). A tax advisor could be consulted with respect to actual and prospective changes in taxation.

Possible Charge for Midland's Taxes

At the present time, Midland makes no charge to the Separate Account for any federal, state, or local taxes
(other than premium taxes) that it incurs which may be attributable to such account or to the contracts.
Midland
reserves the right to make a charge for any such tax or other economic burden resulting from the application of the tax laws.

If such a charge is made, it would be set aside as a provision for taxes which we would keep in the effected division rather than in our General Account.

Other Tax Considerations

The foregoing discussion is general and is not intended as tax advice. If you are concerned about these tax implications, you should consult a competent tax advisor.
This discussion is based on our understanding of the Internal Revenue Service's current interpretation of the present federal income tax laws. No representation is made as to the likelihood of continuation of these current laws and interpretations, and we do not make any guarantee as to the tax status of the contract. It should be further understood that the foregoing discussion is not complete and that special rules not described in this prospectus may be applicable in certain situations.
Moreover, no attempt has been made to consider any applicable state or other tax laws.

PART 3: ADDITIONAL INFORMATION
MIDLAND NATIONAL LIFE INSURANCE
COMPANY

We are Midland National Life Insurance Company, a
stock life insurance company. Midland was organized,
in
1906, in South Dakota, as a mutual life insurance
company at that time named "The Dakota Mutual Life
Insurance Company". We were reincorporated as a
stock
life insurance company in 1909. Our name "Midland"
was
adopted in 1925.     We were redomisticated to Iowa
in
1999.      We are licensed to do business in 49
states, the
District of Columbia, and Puerto Rico.  Our officers
and
directors are listed beginning on page    36 38    .

Midland is a subsidiary of Sammons Enterprises, Inc.,
Dallas, Texas. Sammons has controlling or substantial stock interests in a large number of other companies engaged in the areas of insurance, corporate services, and industrial distribution.

YOUR VOTING RIGHTS AS AN OWNER


We invest the assets of our Separate Account divisions in shares of the Funds' portfolios. Midland is the legal owner of the shares and has the right to vote on certain matters. Among other things, we may vote:
 to elect the Funds' Board of Directors,
 to ratify the selection of independent auditors for the
Funds, and
 on any other matters described in the Funds' current prospectuses or requiring a vote by shareholders under the Investment Company Act of 1940.

Even though we own the shares, we give you the opportunity to tell us how to vote the number of shares that are allocated to your contract. We will vote at shareholder meetings according to your instructions.
The Funds will determine how often shareholder meetings are held. As we receive notice of these meetings, we will ask for your voting instructions. The Funds are not required to hold a meeting in any given year.

If we do not receive instructions in time from all contract owners, then we will vote those shares in the same proportion as we vote shares for which we have received instructions in that portfolio. We will also vote any Fund shares that we alone are entitled to vote in the same proportions that contract owners vote. If the federal securities laws or regulations or interpretations of them change so that we are permitted to vote shares of the Fund in our own right or to restrict contract owner voting, then we may do so.

You may participate in voting only on matters concerning the Fund portfolios in which your cash value has been invested. We determine your voting shares in each division by dividing the amount of your cash value allocated to that division by the net asset value of one share of the corresponding Fund portfolio. This is determined as of the record date set by the Funds'
Board
for the shareholders meeting. We count fractional shares.
If you have a voting interest, we will send you proxy material and a form for giving us voting instructions. In certain cases, we may disregard instructions relating to changes in the Funds' advisor or the investment policies of its portfolios. We will advise you if we do.

Other insurance companies own shares in the Funds to support their variable insurance products. We do not foresee any disadvantage to this. Nevertheless, the Funds'
Board of Directors will monitor events to identify conflicts that may arise and determine appropriate action.
If we disagree with any Fund action, then we will see that appropriate action is taken to protect our contract owners.

OUR REPORTS TO CONTRACT OWNERS

Shortly after the end of the third, sixth, ninth, and twelfth contract months, we will send you reports that show:
 the current death benefit for your contract, your cash value, information about investment divisions, the cash surrender value of your contract, the amount of your outstanding contract loans, the amount of any interest that you owe on the loan,
and
 information about the current loan interest rate.

The annual report will show any transactions involving your cash value that occurred during the year.
Transactions include your premium allocations, our deductions, and your transfers or withdrawals.
We will send you semi-annual reports with financial information on the Funds, including a list of the investments held by each portfolio.

Our report also contains information that is required by the insurance supervisory official in the jurisdiction in which this insurance contract is delivered.

Notices will be sent to you for transfers of amounts between investment divisions and certain other contract transactions.

DIVIDENDS

We do not pay any dividends on the contract described in this prospectus.

MIDLAND'S SALES AND OTHER AGREEMENTS

The contract will be sold by individuals who, in addition to being licensed as life insurance agents for Midland
National Life, are registered representatives of Walnut
Street Securities (WSS) or broker-dealers who have entered into written sales agreements with WSS.
WSS,
the principal underwriter of the contracts, is registered with the SEC as a broker-dealer under the Securities
Exchange Act of 1934 and is a member of the National
Association of Securities Dealers, Inc. The address for
Walnut Street Securities is 670 Mason Ridge Center
Drive, Suite 301, St. Louis, Missouri 63141.

During the first contract year, we will pay agents a commission of up to 50% of premiums paid. For subsequent years, the commission allowance may equal an amount up to 2.5% of premiums paid. After the 15th contract year, we pay no commission. Certain persistency and production bonuses may be paid.

We may sell our contracts through broker-dealers registered with the Securities and Exchange
Commission
under the Securities Exchange Act of 1934 that enter into selling agreements with us. The commission for broker-dealers will be no more than that described above.

REGULATION

We are regulated and supervised by the    South
Dakota
Iowa     Insurance Department.  We are subject to
the
insurance laws and regulations in every jurisdiction where we sell contracts. This contract has been filed with and approved by insurance officials in those states.
The
provisions of this contract may vary somewhat from jurisdiction to jurisdiction.

We submit annual reports on our operations and finances to insurance officials in all the jurisdictions where we sell contracts. The officials are responsible for reviewing our reports to be sure that we are financially sound and are complying with the applicable laws and regulations.
We are also subject to various federal securities laws and regulations.

   YEAR 2000

The Year 2000 issue (Y2K) relates to the ability of computer systems to properly recognize a four-digit year code. Many computer systems only allowed for a two-digit year code and thus years such as 1998 were simply recognized as 98. Using a two-digit year code for the years 2000 and beyond could result in errors and miscalculations.

Midland National Life relies extensively on computer systems in its daily operations. Several years ago, we began implementing a Plan to modify all of our computer systems to properly recognize the year 2000. Our Y2K
Plan focused on assuring compliance in the following areas: Information Technology ("IT") and non-information ("non-IT") hardware, operating systems, software applications and custom applications. We are in the process of the remediation and testing of other systems, including telephone, heating and cooling, mechanical and other equipment having embedded, date sensitive technology for Year 2000 compliance, In addition, we are reviewing the Year 2000 compliance status of our mission critical customers, vendors and service providers.

We have upgraded our mainframe computer hardware, systems software and applications software to address
Y2K issues and we expect to complete compliance testing by June 30, 1999. Most of our systems run on the IBM mainframe computer platform, where future dated systems testing has been performed through December 31, 2000.
We are in the process of updating and testing hardware and software running on personal computer (PC) platforms and expect to have any Y2K issues resolved by
June 30, 1999.

Y2K issues have been handled primarily by our
internal
staff. We spent approximately $800,000 on the Year
2000
project through the end of 1998 and estimate additional expenditures of $250,000 for the balance of the project.
Due to our early start in addressing Y2K issues, the number of other IT projects delayed due to Y2K has been very limited.

We are currently in the process of developing a Y2K
Contingency Plan and will involve representatives from our IT and non-IT business units in the planning process.
The Y2K Contingency Plan may include potential Y2K issues generated within our own Company and potential
Y2K issues generated by third parties that have a mission critical business relationship with us.

While we cannot guarantee that our computer systems nor those of the parties with which we conduct business will properly function once the year 2000 is reached, Midland
National Life is committed to maintaining reliable computer systems which properly recognize the year
2000.

DISCOUNT FOR    MIDLAND     EMPLOYEES    OF
SAMMONS ENTERPRISES INC.

   Midland     Employees    of Sammons Enterprises,
Inc.     may
receive a discount of up to 25% of first year
premiums.
   Midland is a subsidiary of Sammons Enterprises,
Inc., and
additional payments contributed solely by Midland
National Life will be paid into the employee's
policy
during the first year.  Midland will pay off the
discount as
the employee pays the qualifying premium.      All
other
contract provisions will apply.

LEGAL MATTERS

The law firm of Sutherland Asbill & Brennan LLP,
Washington, DC, has provided advice regarding certain matters relating to federal securities laws.
We are not involved in any material legal proceedings.


FINANCIAL    AND ACTUARIAL

The financial statements of Midland National Life
Separate Account A and Midland National Life
Insurance
Company, included in this prospectus and the registration statement, have been audited by
PricewaterhouseCoopers
LLP, independent auditors, for the periods indicated in their report which appears in this prospectus and in the registration statement. The address for
PricewaterhouseCoopers LLP is IBM Park Building,
Suite
1300, 650 Third Avenue South, Minneapolis, Minnesota
55402-4333. The financial statements have been included in reliance upon reports given upon the authority of the firm as experts in accounting and auditing.
   Actuarial matters in this prospectus have been examined by Russell A. Evenson, F.S.A., M.A.A.A., who is
Senior
Vice President and Corporate Actuary of Midland.
His
opinion on actuarial matters is filed as an exhibit to the
Registration Statement we filed with the Securities and
Exchange Commission.

ADDITIONAL INFORMATION

We have filed a Registration Statement relating to the
Separate Account and the variable life insurance contract described in this prospectus with the Securities and Exchange Commission. The Registration Statement, which is required by the Securities Act of 1933, includes additional information that is not required in this prospectus under the rules and regulations of the SEC. If you would like the additional information, then you may obtain it from the SEC's main office in Washington, DC.
You will have to pay a fee for the material.

Management of Midland
Here is a list of our directors and officers.
Directors
Name and
Business Address

Principal Occupation

Principal Occupation During Past Five Years
Michael M. Masterson
Midland National Life
One Midland Plaza
Sioux Falls, SD 57193-0001

Chairman of the Board,
President and Chief
Executive Officer
Chairman of the Board (March 1999 to present), Chief
Executive Officer and President (March 1997 to present) President and Chief Operating Officer
(March
1996 to February 1997), Executive Vice President-
Marketing (March 1995 to February 1996), Midland
National Life Insurance Company; Vice President -
Individual Sales (prior thereto), Northwestern
National
Life

John J. Craig, II
Midland National Life
One Midland Plaza
Sioux Falls, SD 57193-0001
Executive Vice President
Executive Vice President (January 1998 to present),
Midland National Life Insurance Company; Senior
Vice President and Chief Financial Officer (October
1993 to 1998), Midland National Life Insurance
Company; Treasurer (January 1996 to present), Briggs
ITD Corp.; Treasurer (March 1996 to present),
Sammons Financial Holdings, Inc.; Treasurer
(November 1993 to present), CH Holdings; Treasurer
(November 1993 to present), Consolidated Investment
Services, Inc.; Treasurer (November 1993 to present),
Richmond Holding Company, L.L.C.; Partner (prior thereto), Ernst and Young

   Russell A. Evenson
Midland National Life
One Midland Plaza
Sioux Falls, SD 57193-0001
Senior Vice President and
Corporate Actuary
Senior Vice President and Chief Actuary (March 1996 to present), Senior Vice President and Actuary
(prior
thereto), Midland National Life Insurance
Company;

Steven C. Palmitier
Midland National Life
One Midland Plaza
Sioux Falls, SD 57193-0001
Senior Vice President and
Chief Marketing Officer
Senior Vice President and Chief Marketing Officer
(March 1997 to present), Senior Vice President-Sales
(August 1996 to February 1997), Midland National
Life
Insurance Company; Senior Vice President-Sales
(prior
thereto), Penn Mutual Life Insurance

   Stephen P. Horvat, Jr.
Midland National Life
Insurance Company
One Midland Plaza
Sioux Falls, SD 57193-0001

Donald J. Iverson
Midland National Life
Insurance Company
One Midland Plaza
Sioux Falls, SD 57193-0001

Robert W. Korba
Sammons Enterprises, Inc.
300 Crescent CT
Dallas, TX 75201
Senior Vice President




   Senior Vice President and
Corporate Actuary


Board of Directors
Member, Vice President
   Senior Vice President (January 1997 to present),
Midland National Life Insurance Company;
Shareholder (June 1996 to December 1997), Sorling
Law Firm; Sernior Vice President, General Counsel &
Secretary (prior thereto), Franklin Life Insurance
Company
Senior Vice President and Corporate Actuary
(November 1999 to Present); Vice President-Chief
Actuary (prior thereto) ALLIED Life Insurace
Company.    President and Director (since 1988),
Sammons
Enterprises, Inc., Vice President (August 1998 to present), Midland National Life Insurance Company

Executive Officers (other than Directors)
Unless otherwise indicated, the addresses for the following are One Midland Plaza, Sioux Falls, SD 57193-0001
Name and
Business Address

Principal Occupation

Principal Occupation During Past Five Years
   Jon P. Newsome
Midland National Life -
Annuity Division      7755
Office Plaza Drive  N.
#105,                    West
Des Moines, IA 50266
E John Fromelt
Midland National Life

   Executive Vice President -
Annuity Division




Senior Vice President,
Chief Investment Officer
   Executive Vice President - Annuity Division
(April
1999 To Present); Executive Vice President
(September
1996 to February 1999), Conseco Marketing, LLC;
Chairman & CEO (November 1995 to September
1996), American Life & Casualty Ins. Co.

Senior Vice President, Chief Investment Officer
(since
1990), Midland National Life Insurance Company;
President (since August 1995), Midland Advisors
Company; Chief Investment Officer (1996 to present),
North American Company for Life and Health
   Thomas M. Meyer
Midland National Life


   Stephen P. Horvat, Jr.
Midland National Life
Insurance Company
Senior Vice President and
Chief Financial Officer


Senior Vice President
Senior Vice President and Chief Financial Officer
(January 2000 to Present),Vice President and Chief
Financial Officer (January 1998 to December 1999),
Second Vice President and Controller (1995 to 1998),
Midland National Life Insurance Company
Senior Vice President (January 1997 to present),
Midland National Life Insurance Company;
Shareholder (June 1996 to December 1997), Sorling
Law Firm; Sernior Vice President, General Counsel &
Secretary (prior thereto), Franklin Life Insurance
Company

Gary J. Gaspar
North American
Company for Life &
Health Insurance
222 South Riverside Plaza
Chicago, IL 60606-5929
Senior Vice President &
Chief Information Officer
Senior Vice President & Chief Information Officer
(August 1998 to present), Midland National Life
Insurance Company; Senior Vice President Information
Systems Officer (1985 to present); North American
Company for Life & Health Insurance

Jack L. Briggs
Midland National Life
Vice President, Secretary,
and General Counsel
Vice President, Secretary and General Counsel (since
1978), Midland National Life Insurance Company

Gary W. Helder
Midland National Life
Vice President- Policy
Administration
Vice President-Policy Administration (since 1991),
Midland National Life Insurance Company

Robert W. Buchanan
Midland National Life
Vice President- Marketing
Services
Vice President-Marketing Services (March 1996 to present), Second Vice President-Sales Development
(prior thereto), Midland National Life Insurance
Company

   Thomas M. Meyer
Midland National Life

Vice President and Chief
Financial Officer
Vice President and Chief Financial Officer (January
1998 to present), Second Vice President and
Controller
(1995 to 1998), Midland National Life Insurance
Company


   Timothy A. Reuer



Julia B. Roper
North American
Company for Life &
Health Insurance
222 South Riverside Plaza
Chicago, IL 60606-5929


   Vice President Product
Development


Vice President & Chief
Compliance Officer


   Vice President - Product Development (January
2000
To Present); Actuary - Product Development (March
1996 to December 1999); Associate Actuary (March
1992 to February 1996) Midland National Life
Insurance Company
Vice President & Chief Compliance Officer (August
1998 to present), Midland National Life Insurance;
Vice President & Chief Compliance Officer (September
1997 to present), North American Company for Life &
Health Insurance; Assistant Vice President (prior thereto), CNA Insurance Companies

   Esfandyar Dinshaw
Midland National Life -
Annuity Division      7755
Office Plaza Drive N.
#105,                    West
Des Moines, IA 50266

   Joseph B. Moran
Parkway Mortgage
1700 Galloping Hill Road
Kenilworth, NJ 07033
Vice President - Annuity
Division




   Vice President - Parkway
Mortgage Division
Vice President - Annuity Division (April 1999 to
Present); Vice President - Actuarial (September 1996 to
April 1999), Conseco; Vice President - Actuarial
(January 1991 to August 1996), American Life &
Casualty Ins. Co.
   Vice President - Parkway Mortgage Division
(January
1999 to present), Midland National Life Insurance
Company; President (prior thereto), Parkway
Mortgage,
Inc.
   James T. Fehon
Parkway Mortgage
1700 Galloping Hill Road
Kenilworth, NJ 07033
Vice President - Parkway
Mortgage Division
Vice President - Parkway Mortgage Division (January
1999 to present), Midland National Life Insurance
Company; Executive Vice President (prior thereto),
Parkway Mortgage, Inc.



Illustration

Following are a series of tables that illustrate how
the
cash values, cash surrender values, and death
benefits
of a contract change with the investment performance
of the Funds. The tables show how the cash values,
cash surrender values, and death benefits of a
contract
issued to an insured of a given age and given
premium would vary over time if the return on the
assets held in each Portfolio of the Funds were a
constant gross, after tax annual rate of 0%, 6%, or
12%. The tables on pages    31 43     through    33
45
illustrate a contract issued to a male, age    25
35    , under
a standard rate preferred non-smoker underwriting
risk classification.    The tables on pages 34
through 36
illustrate a contract issued to a male, age 40,
under a
standard rate preferred non-smoker underwriting risk
classification.     The cash values, cash surrender
values,
and death benefits would be different from those shown if the returns averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual contract years.
The amount of the cash value exceeds the cash surrender value during the first twelve contract years due to the surrender charge. For contract years thirteen and after, the cash value and cash surrender value are equal, since the surrender charge has reduced to zero.

The second column shows the accumulation value of
the premiums paid at the stated interest rate. The
third
and sixth columns illustrate the cash values and the
fourth and seventh columns illustrate the cash
surrender values of the contract over the designated
period. The cash values shown in the third column
and the cash    surrender     values shown in the
fourth
column assume the monthly charge for cost of insurance is based upon the current cost of insurance rates. The cash values shown in the sixth column and the cash surrender values shown in the seventh column assume the monthly charge for cost of insurance is based upon the cost of insurance rates that we guarantee. The maximum cost of insurance rates allowable under the contract are based on the Commissioner's 1980 Standard Ordinary Mortality
Table. The fifth and eighth columns illustrate the death benefit of a contract over the designated period.
The illustrations of death benefits reflect the same assumptions as the cash value and cash surrender values. The death benefit values also vary between tables, depending upon whether Option 1 or Option 2 death benefits are illustrated.

The amounts shown for the death benefit, cash
values, and cash surrender values reflect the fact
that
the net investment return of the divisions of our
Separate Account is lower than the gross, after-tax
return on the assets in the Funds, as a result of
expenses paid by the Funds and charges levied
against the divisions of our Separate Account. The
illustrations also reflect the 2.5% sales charge
deduction from each premium, the    2.5% 2.25%
premium tax deduction from each premium and the $6.00 per month expense charge (for the first fifteen years on a current basis) as well as current and guaranteed cost of insurance charges.

The contract values shown assume daily investment
advisory fees and operating expenses equivalent to
an
annual rate of    .76% .79%     of the aggregate
average
daily net assets of the Portfolios of the Funds (the
average rate of the Portfolios for the period ending
December 31,    1998 1999    ). The actual fees and
expenses associated with the contract may be more or
less than    .76% .79%     and will depend on how
allocations are made to each investment division.
   The
MFS VIT New Discovery, The Lord Abbett VC Mid-
Cap Value, The Lord Abbett VC International and the
VIP Index 500 portfolios contain an expense
reimbursement arrangement whereby the portfolio's
expenses have a limit.  Without this arrangement,
expenses would be higher and the average of 0.79%
would be higher.  This would result in lower values
than what are shown in the illustrations.  Midland
cannot predict whether such arrangements will
continue.  See footnotes (2), (3), (4) and (5) on
page
28 for further information on the limits on other
expenses.     The contract values also take into
account a
daily charge to each division of Separate Account A
for assuming mortality and expense risks and
administrative charges which is equivalent to a
charge at an annual rate of .90% (.50% after year 10
on a current basis) of the average net assets of the
divisions of Separate Account A. After deductions of
these amounts, the illustrated gross investment
rates
of 0%, 6%, and 12% correspond to approximate net
annual rates of    -1.66%, -1.69% 4.34%, 4.31%
and
   10.34%, 10.31%     respectively (   -1.26%, -
1.29%,
4.74%, 4.71%, 10.74% 10.71%     after year 10 on a
current basis).

   The approximate net annual rates do not include cost of insurance charges, surrender charges, premium loads, expense charges nor any charges for additional riders.

The hypothetical values shown in the tables do not reflect any charges for federal income taxes against Separate Account A since Midland is not currently making such charges. However, if, in the future, such charges are made, the gross annual investment rate of return would have to exceed the stated investment rates by a sufficient amount to cover the tax charges in order to produce the cash values, cash surrender values, and death benefits illustrated.

The tables illustrate the contract values that would result based on hypothetical investment rates of return if premiums are paid in full at the beginning of each year and if no contract loans have been made.
The values would vary from those shown if the assumed annual premium payments were paid in installments during a year. The values would also vary if the contract owner varied the amount or frequency of premium payments. The tables also assume that the contract owner has not requested an increase or decrease in face amount, that no withdrawals have been made and no withdrawal charges imposed, that no contract loans have been taken, and that no transfers have been made and no transfer charges imposed.



MIDLAND NATIONAL LIFE INSURANCE COMPANY - VEUL

DEATH BENEFIT OPTION 1	ASSUMED HYPOTHETICAL GROSS
MALE PREFERRED NON-SMOKER ISSUE AGE 35	ANNUAL
RATE OF RETURN: 0%
$200,000 INITIAL SPECIFIED AMOUNT 	ASSUMED ANNUAL
PREMIUM(1): $3,000
              ASSUMING CURRENT COSTS	  ASSUMING GUARANTEED COSTS



   	PREMIUMS	   CASH	                    CASH
END	ACCUMULATED	   VALUE(2)   CASH              VALUE(2)  CASH
OF	AT 5% INTEREST CONTRACT   SURRENDER DEATH   CONTRACT  SURRENDER DEATH
YEAR  PER YEAR       FUND       VALUE     BENEFIT FUND      VALUE     BENEFIT


1    3,150         2,543        1,317     200,000  2,402     1,176    200,000
2    6,458         5,045        3,624     200,000  4,744     3,323    200,000
3    9,930         7,485        5,869     200,000  7,028     5,412    200,000
4   13,577         9,885        8,074     200,000  9,255     7,444    200,000
5   17,406        12,226       10,220     200,000 11,426     9,420    200,000
6   21,426        14,508       12,307     200,000 13,521    11,320    200,000
7   25,647        16,732       14,336     200,000 15,563    13,168    200,000
8   30,080        18,900       16,409     200,000 17,533    15,042    200,000
9   34,734        21,014       18,428     200,000 19,432    16,846    200,000
10  39,620        23,075       20,415     200,000 21,262    18,603    200,000
11  44,751        25,165       22,999     200,000 23,025    20,859    200,000
12  50,139        27,213       25,540     200,000 24,723    23,050    200,000
13  55,796        29,218       28,038     200,000 26,336    25,156    200,000
14  61,736        31,181       30,395     200,000 27,888    27,101    200,000
15  67,972        33,085       32,691     200,000 29,359    28,966    200,000
16  74,521        35,001       35,001     200,000 30,732    30,732    200,000
17  81,397        36,859       36,859     200,000 32,009    32,009    200,000
18  88,617        38,641       38,641     200,000 33,193    33,193    200,000
19  96,198        40,349       40,349     200,000 34,245    34,245    200,000
20 104,158        42,004       42,004     200,000 35,190    35,190    200,000
21 112,516        43,608       43,608     200,000 35,989    35,989    200,000
22 121,291        45,160       45,160     200,000 36,646    36,646    200,000
23 130,506        46,664       46,664     200,000 37,162    37,162    200,000
24 140,181        48,101       48,101     200,000 37,502    37,502    200,000
25 150,340        49,473       49,473     200,000 37,667    37,667    200,000

30 209,282        55,237       55,237     200,000 34,877    34,877    200,000

35 284,509        57,963       57,963     200,000 22,671    22,671    200,000

40 380,519        55,647       55,647     200,000      0         0    200,000



1. ASSUMES A $3,000 PREMIUM IS PAID AT THE BEGINNING
OF EACH CONTRACT YEAR. VALUES
WOULD BE DIFFERENT IF PREMIUMS ARE PAID WITH A
DIFFERENT FREQUENCY OR IN
DIFFERENT AMOUNTS.
2. ASSUMES THAT NO CONTRACT LOANS OR WITHDRAWALS
HAVE BEEN MADE. ZERO VALUES
INDICATE LAPSE IN THE ABSENCE OF AN ADDITIONAL
PREMIUM PAYMENT.
THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN
ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED
A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES
OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE
MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A
NUMBER OF FACTORS, INCLUDING THE INVESTMENT
ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT
RATES OF RETURN FOR THE FUND SERIES. THE CONTRACT
FUND,
SURRENDER VALUE AND DEATH BENEFIT FOR A CONTRACT
WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL
INVESTMENT RATES OF RETURN AVERAGED OVER A PERIOD OF
YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE
AVERAGES FOR THE INDIVIDUAL CONTRACT YEARS. NO
REPRESENTATION CAN BE MADE BY MIDLAND, THE SEPARATE
ACCOUNT, OR THE FUND THAT THIS ASSUMED INVESTMENT
RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR
SUSTAINED OVER ANY PERIOD OF TIME.



MIDLAND NATIONAL LIFE INSURANCE COMPANY - VEUL

DEATH BENEFIT OPTION 1	ASSUMED HYPOTHETICAL GROSS
MALE PREFERRED NON-SMOKER ISSUE AGE 35	ANNUAL
RATE OF RETURN: 6%
$200,000 INITIAL SPECIFIED AMOUNT 	ASSUMED ANNUAL
PREMIUM(1): $3,000

                     ASSUMING CURRENT COSTS	  ASSUMING GUARANTEED COSTS



   	PREMIUMS	   CASH	                    CASH
END	ACCUMULATED	   VALUE(2)   CASH              VALUE(2)  CASH
OF	AT 5% INTEREST CONTRACT   SURRENDER DEATH   CONTRACT  SURRENDER DEATH
YEAR  PER YEAR       FUND       VALUE     BENEFIT FUND      VALUE     BENEFIT

1     3,150          2,705      1,480     200,000  2,560    1,334   200,000
2     6,458          5,530      4,109     200,000  5,211    3,790   200,000
3     9,930          8,456      6,840     200,000  7,958    6,342   200,000
4    13,577         11,511      9,700     200,000 10,805    8,994   200,000
5    17,406         14,679     12,673     200,000 13,758   11,752   200,000
6    21,426         17,964     15,763     200,000 16,800   14,599   200,000
7    25,647         21,374     18,978     200,000 19,958   17,562   200,000
8    30,080         24,914     22,424     200,000 23,218   20,727   200,000
9    34,734         28,592     26,006     200,000 26,585   23,999   200,000
10   39,620         32,414     29,754     200,000 30,065   27,405   200,000
11   44,751         36,521     34,355     200,000 33,666   31,500   200,000
12   50,139         40,825     39,152     200,000 37,396   35,723   200,000
13   55,796         45,334     44,154     200,000 41,241   40,062   200,000
14   61,736         50,065     49,278     200,000 45,231   44,445   200,000
15   67,972         55,014     54,621     200,000 49,355   48,962   200,000
16   74,521         60,275     60,275     200,000 53,604   53,604   200,000
17   81,397         65,797     65,797     200,000 57,990   57,990   200,000
18   88,617         71,585     71,585     200,000 62,521   62,521   200,000
19   96,198         77,664     77,664     200,000 67,179   67,179   200,000
20  104,158         84,075     84,075     200,000 71,990   71,990   200,000
21  112,516         90,847     90,847     200,000 76,940   76,940   200,000
22  121,291         97,997     97,997     200,000 82,043   82,043   200,000
23  130,506        105,549    105,549     200,000 87,316   87,316   200,000
24  140,181        113,522    113,522     200,000 92,751   92,751   200,000
25  150,340        121,950    121,950     200,000 98,369   98,369   200,000

30  209,282        172,198    172,198     210,082 129,522 129,522   200,000

35  284,509        238,218    238,218     276,332 168,084 168,084   200,000

40  380,519        324,749    324,749     347,481 218,053 218,053    233,317

1. ASSUMES A $3,000 PREMIUM IS PAID AT THE BEGINNING
OF EACH CONTRACT YEAR. VALUES
WOULD BE DIFFERENT IF PREMIUMS ARE PAID WITH A
DIFFERENT FREQUENCY OR IN
DIFFERENT AMOUNTS.
2. ASSUMES THAT NO CONTRACT LOANS OR WITHDRAWALS
HAVE BEEN MADE. ZERO VALUES
INDICATE LAPSE IN THE ABSENCE OF AN ADDITIONAL
PREMIUM PAYMENT.
THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN
ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED
A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES
OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE
MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A
NUMBER OF FACTORS, INCLUDING THE INVESTMENT
ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT
RATES OF RETURN FOR THE FUND SERIES. THE CONTRACT
FUND,
SURRENDER VALUE AND DEATH BENEFIT FOR A CONTRACT
WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL
INVESTMENT RATES OF RETURN AVERAGED OVER A PERIOD OF
YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE
AVERAGES FOR THE INDIVIDUAL CONTRACT YEARS. NO
REPRESENTATION CAN BE MADE BY MIDLAND, THE SEPARATE
ACCOUNT, OR THE FUND THAT THIS ASSUMED INVESTMENT
RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR
SUSTAINED OVER ANY PERIOD OF TIME.



MIDLAND NATIONAL LIFE INSURANCE COMPANY - VEUL

DEATH BENEFIT OPTION 1	ASSUMED HYPOTHETICAL GROSS
MALE PREFERRED NON-SMOKER ISSUE AGE 35	ANNUAL
RATE OF RETURN: 12%
$200,000 INITIAL SPECIFIED AMOUNT 	ASSUMED ANNUAL
PREMIUM(1): $3,000
                 ASSUMING CURRENT COSTS	  ASSUMING GUARANTEED COSTS


   	PREMIUMS	   CASH	                    CASH
END	ACCUMULATED	   VALUE(2)   CASH              VALUE(2)  CASH
OF	AT 5% INTEREST CONTRACT   SURRENDER DEATH   CONTRACT  SURRENDER DEATH
YEAR  PER YEAR       FUND       VALUE     BENEFIT FUND      VALUE     BENEFIT

1      3,150         2,868      1,642     200,000   2,718   1,492 200,000
2      6,458         6,035      4,614     200,000   5,697   4,276 200,000
3      9,930         9,508      7,892     200,000   8,965   7,349 200,000
4     13,577        13,343     11,532     200,000  12,553  10,742 200,000
5     17,406        17,554     15,548     200,000  16,496  14,490 200,000
6     21,426        22,183     19,982     200,000  20,808  18,607 200,000
7     25,647        27,273     24,878     200,000  25,555  23,159 200,000
8     30,080        32,876     30,385     200,000  30,761  28,270 200,000
9     34,734        39,044     36,459     200,000  36,478  33,892 200,000
10    39,620        45,841     43,181     200,000  42,762  40,103 200,000
11    44,751        53,438     51,271     200,000  49,679  47,512 200,000
12    50,139        61,791     60,118     200,000  57,298  55,625 200,000
13    55,796        70,995     69,815     200,000  65,682  64,502 200,000
14    61,736        81,134     80,347     200,000  74,935  74,148 200,000
15    67,972        92,284     91,891     200,000  85,141  84,748 200,000
16    74,521       104,623    104,623     200,000  96,397  96,397 200,000
17    81,397       118,186    118,186     210,371 108,830 108,830 200,000
18    88,617       133,039    133,039     227,496 122,566 122,566 209,588
19    96,198       149,290    149,290     244,836 137,666 137,666 225,773
20   104,158       167,080    167,080     262,316 154,272 154,272 242,207
21   112,516       186,550    186,550     279,825 172,529 172,529 258,794
22   121,291       207,876    207,876     303,498 192,575 192,575 281,159
23   130,506       231,254    231,254     328,381 214,597 214,597 304,728
24   140,181       256,876    256,876     354,489 238,786 238,786 329,525
25   150,340       284,963    284,963     381,851 265,376 265,376 355,604

30   209,282       471,215    471,215     574,883 442,923 442,923 540,366

35   284,509       763,672    763,672     885,860 724,332 724,332 840,225

40   380,519     1,223,231  1,223,231   1,308,857 1,172,899 1,172,899 1,255,003


1. ASSUMES A $3,000 PREMIUM IS PAID AT THE BEGINNING
OF EACH CONTRACT YEAR. VALUES
WOULD BE DIFFERENT IF PREMIUMS ARE PAID WITH A
DIFFERENT FREQUENCY OR IN
DIFFERENT AMOUNTS.
2. ASSUMES THAT NO CONTRACT LOANS OR WITHDRAWALS
HAVE BEEN MADE. ZERO VALUES
INDICATE LAPSE IN THE ABSENCE OF AN ADDITIONAL
PREMIUM PAYMENT.
THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN
ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED
A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES
OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE
MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A
NUMBER OF FACTORS, INCLUDING THE INVESTMENT
ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT
RATES OF RETURN FOR THE FUND SERIES. THE CONTRACT
FUND,
SURRENDER VALUE AND DEATH BENEFIT FOR A CONTRACT
WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL
INVESTMENT RATES OF RETURN AVERAGED OVER A PERIOD OF
YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE
AVERAGES FOR THE INDIVIDUAL CONTRACT YEARS. NO
REPRESENTATION CAN BE MADE BY MIDLAND, THE SEPARATE
ACCOUNT, OR THE FUND THAT THIS ASSUMED INVESTMENT
RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR
SUSTAINED OVER ANY PERIOD OF TIME.


 Definitions

Accumulation Unit means the units credited to each investment division in the Separate Account.

Age means the age of the Insured Person on his/her birthday which immediately precedes the Contract
Date.

Attained Age means the age of the Insured Person on his/her birthday preceding a Contract Anniversary date.

Beneficiary means the person or persons to whom the contract's death benefit is paid when the Insured
Person dies.

Business Day means any day we are open and the New
York Stock Exchange is are open for trading. The
holidays
which we are closed but the New York Stock Exchange
is open are the day after Thanksgiving,   the day
before
Christmas Eve Day, and New Year's Eve Day and
December 26, 2000.      These days along with the
days the New
York Stock Exchange is not open for trading will not be counted as Business Days.

   Contract Fund means the total amount of monies in our Separate Account A attributable to your in force contract.
It also includes monies in our General Account for your contract.

Cash Surrender Value means the    Contract Fund Cash
Value     on the date of surrender, less any
Surrender Charges.

Cash Value    is the value of your contract fund.
means the total amount of monies in our separate
Account A
attributable to your in-force contract plus any monies in our General Account for your contract.

Contract Anniversary: The same month and day of the Contract Date in each year following the Contract
Date.

Contract Date means the date from which Contract
Anniversaries and Contract Years are determined.
Contract Month means a month that starts on a Monthly Anniversary and ends on the following
Monthly
Anniversary.

Contract Year means a year that starts on the Contract Date or on each anniversary thereafter.
Death Benefit means the amount payable under your contract when the Insured Person dies.

Evidence of Insurability means evidence, satisfactory to us, that the insured person is insurable and meets our underwriting standards.

Funds mean the investment companies, more commonly called mutual funds, available for investment by Separate
Account A on the Contract Date or as later changed by us.

   Home Executive     Office means where you write
to us to pay premiums or take other action, such as transfers between investment divisions, changes in Specified
Amount, or other such action regarding your contract. The address is:

Midland National Life Insurance Company
One Midland Plaza
Sioux Falls, SD 57193

In Force means the Insured Person's life remains insured under the terms of the contract.
Investment Division means a division of Separate
Account A which invests exclusively in the shares of a specified
Portfolio of the Fund.

Minimum Premium Period: This is the period of time beginning on the Contract Date and ending five years from the Contract Date.

Modified Endowment Contract is a contract where premiums are paid more rapidly than the rate defined by a 7-
Pay Test.

Monthly Anniversary means the day of each month that has the same numerical date as the Contract Date.

Net Cash Surrender Value means the Cash Surrender
Value less any outstanding contract loan.

Net Premium means the premium paid less any deduction for premium taxes, less any deduction for the sales charge and less any per premium expenses.

Record Date means the date the contract is recorded on Our books as an In Force contract.

Separate Account means Our Separate Account A which receives and invests your net premiums under the contract.

Surrender Charges means a charge made only upon surrender of the contract. It includes a charge for sales related expenses and issue related expenses.


Performance

Performance information for the investment divisions may appear in reports and advertising to current and prospective owners. We base the performance information on the investment experience of the investment division and the Funds. The information does not indicate or represent future performance.

Total return quotations reflect changes in Funds' share prices, the automatic reinvestment by the Separate Account of all distributions and the deduction of the mortality and expense risk charge. The quotations will not reflect deductions from premiums (the sales charge, premium tax charge, and any per premium expense charge), the monthly deduction from the cash value (the expense charge, the cost of insurance charge, and any charges for additional benefits), the surrender charge, or other transaction charges. Therefore, these returns do not show how actual investment performance will affect contract benefits.

A cumulative total return reflects performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the performance had been constant over the entire period. Average annual total returns tend to smooth out variations in an investment division's returns and are not the same as actual year-by-year results.

Midland may advertise performance figures for the investment divisions based on the performance of a portfolio before the Separate Account commenced operations.

Midland may provide individual hypothetical illustrations of cash value, cash surrender value, and death benefits based on the Funds' historical investment returns.
These illustrations will reflect the deduction of expenses in the
Funds and the deduction of contract charges, including the mortality and expense risk charge, the deductions from premiums, the monthly deduction from the cash value and the surrender charge. The illustrations do not indicate what contract benefits will be in the future.


Financial Statements

The financial statements of Midland National Life
Insurance Company included in this prospectus should be distinguished from the financial statements of the Midland National Life Separate Account A and should be considered only as bearing upon the ability of Midland to meet its obligations under the Contracts.
They should not
be considered as bearing upon the investment performance of the assets held in the Separate
Account.



12    VARIABLE EXECUTIVE UNIVERSAL LIFE
VARIABLE EXECUTIVE UNIVERSAL LIFE    1

VEUL00.txt

Report of Independent Accountants

The Board of Directors and Stockholder

Midland National Life Insurance Company:
In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and changes in net assets present fairly, in all material respects, the financial position of Midland National Life Insurance Company Separate Account A (comprising, respectively, the portfolios of the Variable Insurance Products Fund, the Variable Insurance Products Fund II, the Variable Insurance Products Fund III, the American Century Variable Portfolios, Inc., the Massachusetts Financial Services, and the Lord, Abbett & Company) at December 31, 1999, and the related statements of operations and changes in net assets for each of the three years in the period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of Midland National Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.




March 31, 2000

Midland National Life Insurance Company
Separate Account A
Statement of Assets
at December 31, 1999









                                                                  Value
                                                                   Per
                ASSETS                                Shares      Share
Investments at net asset value:
  Variable Insurance Products Fund:
  Money Market Portfolio (cost $4,656,942)           4,656,942      1.00 4,656,942
  High Income Portfolio (cost $3,667,197)              314,343     11.31     3,555,219
  Equity-Income Portfolio (cost $17,751,309)           745,499     25.71    19,166,789
  Growth Portfolio (cost $33,084,831)                  838,371     54.93    46,051,700
  Overseas Portfolio (cost $5,322,595)                 268,241     27.44     7,360,544

Variable Insurance Products Fund II:
  Asset Manager Portfolio (cost $7,209,641)            429,574     18.67     8,020,155
  Investment Grade Bond Portfolio (cost $1,478,325)    121,340     12.16     1,475,493
  Index 500 Portfolio (cost $20,437,252)               142,539    167.41    23,862,419
  Contrafund Portfolio (cost $15,695,012)              674,623     29.15    19,665,270
  Asset Manager Growth: Portfolio (cost $3,693,281)    229,041     18.38     4,209,771

Variable Insurance Products Fund III:
  Balanced Portfolio (cost $1,270,326)                  82,159     16.00     1,314,548
  Growth & Income Portfolio (cost $4,170,767)          255,647     17.30     4,422,690
  Growth Opportunities Portfolio (cost $6,298,637)     285,580     23.15     6,611,175

American Century Variable Portfolios, Inc.:
  Balanced Portfolio (cost $545,614)                    72,785      7.79       566,994
  Capital Appreciation Portfolio (cost $573,714)        56,048     14.84       831,750
  International Portfolio (cost $2,200,431)            271,028     12.50     3,387,853
  Value Portfolio (cost $1,219,680)                    193,154      5.95     1,149,267
  Income & Growth Portfolio (cost $498,286)             67,977      8.00       543,814

Massachusetts Financial Services:
  VIT Emerging Growth Series (cost $1,462,604)          56,152     37.94     2,130,426
  VIT Growth with Income Series (cost $314,045)         15,379     21.31       327,730
  VIT New Discovery Series (cost $198,640)              15,087     17.27       260,546
  VIT Research Series (cost $795,736)                   40,215     23.34       938,619

Lord, Abbett & Company:
  VC Growth & Income Portfolio (cost $450,509)          20,007     22.16       443,354
  VC Mid-Cap Value Portfolio (cost $6,265)                 661      9.82         6,486
  VC International Portfolio (cost $5,307)                 465     11.87         5,519

Total investments (cost $133,006,944)                                    $ 160,965,073


Midland National Life Insurance Company
Separate Account A
Statement of Assets, Continued
at December 31, 1999



                                                                    Value
                                                                     Per
                 NET ASSETS                            Units         Unit
Net assets represented by:
  Variable Insurance Products Fund:
  Money Market Portfolio                               371,899     12.52    $4,656,942
  High Income Portfolio                                191,212     18.59     3,555,219
  Equity-Income Portfolio                              833,908     22.98    19,166,789
  Growth Portfolio                                   1,106,225     41.63    46,051,700
  Overseas Portfolio                                   281,937     26.11     7,360,544

Variable Insurance Products Fund II:
  Asset Manager Portfolio                              314,201     25.53     8,020,155
  Investment Grade Bond Portfolio                      106,290     13.88     1,475,493
  Index 500 Portfolio                                1,143,206     20.87    23,862,419
  Contrafund Portfolio                                 919,568     21.39    19,665,270
  Asset Manager: Growth Portfolio                      238,862     17.62     4,209,771

Variable Insurance Products Fund III:
  Balanced Portfolio                                    97,602     13.47     1,314,548
  Growth & Income Portfolio                            267,074     16.56     4,422,690
  Growth Opportunities Portfolio                       440,086     15.02     6,611,175

American Century Variable Portfolios, Inc.:
  Balanced Portfolio                                    40,629    13.96        566,994
  Capital Appreciation Portfolio                        48,931    17.00        831,750
  International Portfolio                              169,545    19.98      3,387,853
  Value Portfolio                                       95,479    12.04      1,149,267
  Income & Growth Portfolio                             38,925    13.97        543,814

Massachusetts Financial Services:
  VIT Emerging Growth Series                            96,719    22.03      2,130,426
  VIT Growth with Income Series                         26,812    12.22        327,730
  VIT New Discovery Series                              11,736    22.20        260,546
  VIT Research Series                                   64,738    14.50        938,619

Lord, Abbett & Company:
  VC Growth & Income Portfolio                          33,277    13.32        443,354
  VC Mid-Cap Value Portfolio                               630    10.29          6,486
  VC International Portfolio                               428    12.89          5,519

  Net assets                                                              $160,965,073


Midland National Life Insurance Company
Separate Account A


Statements of Operations and Changes in Net Assets for the years ended December 31, 1999, 1998 and 1997



Combined
                                               1999        1998         1997
Investment income:
Dividend income                              $1,485,972    $980,408    $676,790
Capital gains distributions                   5,126,967   4,404,907   1,587,492

                                              6,612,939   5,385,315   2,264,282

Expenses:
Administrative expense                           139,610    112,287      84,730
Mortality and expense risk                     1,124,796    660,451     427,879

Net investment income (loss)                   5,348,533  4,612,577   1,751,673

Realized and unrealized gains (losses) on investments:
Net realized gains (losses) on investments     6,968,775   2,782,785   2,741,725

Net unrealized appreciation (depreciation) on
Investments                                   13,329,487   7,854,876   3,254,492
Net realized and unrealized gains (losses) on
investments                                   20,298,262  10,637,661   5,996,217
Net increase (decrease) in net assets resulting
from operations                             $ 25,646,795 $15,250,238 $ 7,747,890
Net assets at beginning of year             $ 98,414,651 $54,189,603 $32,499,879
Net increase (decrease) in net assets resulting from
operations                                    25,646,795  15,250,238   7,747,890
Capital shares transactions:
Net premiums                                  55,894,834  40,629,334  21,376,417
Transfers of policy loans                     (3,027,080) (1,812,692) (1,016,654)
Transfers of cost of insurance               (10,455,885) (6,444,223) (4,261,689)
Transfers of surrenders                       (5,196,901) (3,055,075) (2,042,224)
Transfers of death benefits                     (136,802)   (144,047)    (38,948)
Transfers of other terminations                 (322,175)   (198,487)    (75,068)
Interfund and net transfers to general account   147,636          -           -
Net increase in net assets from capital share
transactions                                  36,903,627  28,974,810  13,941,834
Total increase in net assets                  62,550,422  44,225,048  21,689,724
Net assets at end of year                   $160,965,073 $98,414,651 $54,189,603


Variable Insurance Products Fund


        Money Market Portfolio                 High Income Portfolio
     1999       1998         1997          1999         1998        1997
$  184,312   $  123,409   $   94,654   $  297,898   $  178,129   $  104,881
                                           11,138      113,186       12,963
   184,312      123,409       94,654      309,036      291,315      117,844
     2,956        2,905        3,462        4,861        4,792        3,598
    32,625       20,969       16,588       31,332       26,040       18,244
   148,731       99,535       74,604      272,843      260,483       96,002
                                         (168,077)      44,450       42,799
                                          120,076     (460,189)     137,622
                                          (48,001)    (415,739)     180,421
$  148,731   $   99,535   $   74,604   $  224,842   $ (155,256)   $ 276,423
$2,731,098   $1,393,023   $1,672,741   $3,163,974   $2,830,980   $1,421,414
   148,731       99,535       74,604      224,842     (155,256)     276,423
 3,387,118    1,970,072    1,828,298    1,057,899    1,477,592      876,690
  (137,095)     (96,356)      18,183      (71,479)     (94,338)     (37,241)
  (198,599)    (148,349)    (119,358)    (301,939)    (251,359)    (207,138)
  (913,421)    (450,390)    (914,181)    (377,937)    (287,811)     (78,445)
       (62)                     (130)      (2,669)        (336)      (1,051)
    (2,870)        (519)      (1,028)      (3,359)      (2,422)      (1,570)
  (357,958)     (35,918)  (1,166,106)    (134,113)    (353,076)     581,898
 1,777,113    1,238,540     (354,322)     166,403      488,250    1,133,143
 1,925,844    1,338,075     (279,718)     391,245      332,994    1,409,566
$4,656,942   $2,731,098   $1,393,023   $3,555,219   $3,163,974   $2,830,980


Midland National Life Insurance Company
Separate Account A
Statements of Operations and Changes in Net Assets,
Continued
for the years ended December 31, 1999, 1998 and 1997


                                                  Variable Insurance Products Fund
                                                      Equity-Income Portfolio
                                                  1999           1998            1997
Investment income:
Dividend income                               $   241,870    $   145,189    $   107,918
Capital gains distributions                       534,659        516,702        542,585
                                                  776,529        661,891        650,503
Expenses:
Administrative expense                             23,087         20,642         16,434
Mortality and expense risk                        163,697        114,253         80,523

Net investment income (loss)                      589,745        526,996        553,546

Realized and unrealized gains (losses) on investments:
Net realized gains (losses) on investments        702,551        464,171        465,017

Net unrealized appreciation (depreciation) on
investments                                      (438,403)       297,365        820,036

Net realized and unrealized gains (losses) on
investments                                       264,148        761,536      1,285,053


Net increase (decrease) in net assets resulting
from operations                               $   853,893    $ 1,288,532    $ 1,838,599

Net assets at beginning of year               $15,731,177    $10,118,500    $ 6,148,229

Net increase (decrease) in net assets resulting from
operations                                        853,893      1,288,532      1,838,599

Capital shares transactions:
Net premiums                                    5,797,797      6,101,737      3,188,435
Transfers of policy loans                        (438,545)      (286,720)      (198,994)
Transfers of cost of insurance                 (1,512,678)    (1,071,429)      (757,555)
Transfers of surrenders                          (585,741)      (380,774)      (171,987)
Transfers of death benefits                       (17,919)       (42,005)       (16,504)
Transfers of other terminations                   (82,773)       (43,973)       (17,833)
Interfund and net transfers to general account   (578,422)        47,309        106,110

Net increase in net assets from capital share
transactions                                    2,581,719      4,324,145      2,131,672

Total increase in net assets                    3,435,612      5,612,677      3,970,271

Net assets at end of year                     $19,166,789    $15,731,177    $10,118,500







Variable Insurance Products Fund
           Growth Portfolio                                   Overseas Portfolio
     1999         1998          1997             1999         1998          1997
$    51,552   $    90,127   $    80,524     $    75,635   $    74,765   $    47,188
  3,241,329     2,357,538       360,439         121,991       220,360       187,323

  3,292,881     2,447,665       440,963         197,626       295,125       234,511

     51,850        38,417        28,874           8,600         7,786         6,468
    314,847       197,513       152,938          50,231        39,797        17,378

  2,926,184     2,211,735       259,151         138,795       247,542       210,665

  2,439,437       998,269     1,336,185         200,191       101,507       154,287

  6,119,672     4,140,818     1,180,231       1,772,376        78,405       (83,491)

  8,559,109     5,139,087     2,516,416       1,972,567       179,912        70,796

$11,485,293   $ 7,350,822   $ 2,775,567     $ 2,111,362   $   427,454   $   281,461

$28,503,893   $17,132,404   $11,699,876     $ 4,895,040   $ 3,708,222   $ 2,587,815

 11,485,293     7,350,822     2,775,567       2,111,362       427,454       281,461

 10,176,313     7,318,889     5,149,531       1,397,618     1,583,685     1,410,695
   (889,497)     (590,467)     (446,688)       (169,168)      (97,787)      (91,175)
 (2,167,948)   (1,601,618)   (1,357,432)       (378,999)     (366,371)     (324,642)
 (1,471,759)     (817,281)     (354,778)       (189,968)     (255,013)      (94,010)
    (35,465)      (23,796)      (14,755)         (7,260)       (4,169)       (3,223)
    (87,911)      (57,078)      (34,808)         (9,915)       (3,207)       (2,361)
    538,781      (207,982)     (284,109)       (288,166)      (97,774)      (56,338)

  6,062,514     4,020,667     2,656,961         354,142       759,364       838,946

 17,547,807    11,371,489     5,432,528       2,465,504     1,186,818     1,120,407

$46,051,700   $28,503,893   $17,132,404     $ 7,360,544   $ 4,895,040   $ 3,708,222


Midland National Life Insurance Company
Separate Account A
Statements of Operations and Changes in Net Assets,
Continued
for the years ended December 31, 1999, 1998 and 1997



                                             Variable Insurance Products Fund II
                                                   Asset Manager Portfolio
                                              1999              1998            1997
Investment income:
Dividend income                            $  242,526     $  187,684     $  158,180
Capital gains distributions                   307,200        563,053        396,791
                                              549,726        750,737        554,971

Expenses:
Administrative expense                         13,150         12,260         10,361
Mortality and expense risk                     68,917         58,657         54,683

Net investment income (loss)                  467,659        679,820        489,927

Realized and unrealized gains (losses) on investments:
Net realized gains (losses) on investments    219,173        155,701        198,545
Net unrealized appreciation (depreciation) on
investments                                    46,216         18,174        208,315

Net realized and unrealized gains (losses) on
investments                                   265,389        173,875        406,860

Net increase (decrease) in net assets resulting
from operations                            $  733,048     $  853,695     $  896,787

Net assets at beginning of year            $7,287,457     $5,864,777     $4,483,785

Net increase (decrease) in net assets resulting from
operations                                    733,048        853,695        896,787

Capital shares transactions:
Net premiums                                1,422,179      1,504,185      1,304,321
Transfers of policy loans                    (167,137)      (174,116)      (100,858)
Transfers of cost of insurance               (466,509)      (449,699)      (423,781)
Transfers of surrenders                      (309,764)      (249,884)      (123,302)
Transfers of death benefits                   (10,107)       (12,156)          (158)
Transfers of other terminations               (15,401)       (15,437)        (3,731)
Interfund and net transfers to general
account                                      (453,611)       (33,908)      (168,286)

Net increase in net assets from capital share
transactions                                     (350)       568,985        484,205

Total increase in net assets                  732,698      1,422,680      1,380,992

Net assets at end of year                  $8,020,155     $7,287,457     $5,864,777



Variable Insurance Products Fund II


      Investment Grade Bond Portfolio                 Index 500 Portfolio
     1999          1998          1997          1999          1998          1997
$   45,131    $   39,734    $   46,902    $   128,287    $    58,842  $   17,532
    14,159         4,714                       87,052        136,288      35,574

    59,290        44,448        46,902        215,339        195,130      53,106

     1,699         1,721         1,572         13,208          9,557       5,431
    11,583         8,643         8,015        157,133         71,255      33,893
    46,008        34,084        37,315         44,998        114,318      13,782

    (4,421)       15,445        12,052      1,778,768        478,120     213,675

   (66,827)       20,815         9,013      1,472,113      1,380,373     455,684

   (71,248)       36,260        21,065      3,250,881      1,858,493     669,359

$  (25,240)   $   70,344    $   58,380    $ 3,295,879    $ 1,972,811  $  683,141

$1,142,457    $  823,750    $  757,993    $12,222,424    $ 4,566,701  $1,340,570

   (25,240)       70,344        58,380      3,295,879      1,972,811     683,141

   632,765       397,712       233,307     10,595,877      6,643,119   2,611,727
   (33,143)      (10,939)        2,346       (405,576)      (200,663)   (39,650)
  (113,723)      (88,089)      (83,015)    (1,794,224)      (886,807)  (393,476)
   (43,742)      (53,582)     (105,722)      (435,170)      (183,244)   (54,915)
    (3,144)       (3,204)         (618)       (23,612)       (16,201)    (1,332)
      (567)         (927)         (505)       (40,320)       (17,516)    (4,272)
   (80,170)        7,392       (38,416)       447,141        344,224     424,908

   358,276       248,363         7,377      8,344,116      5,682,912   2,542,990

   333,036       318,707        65,757     11,639,995      7,655,723   3,226,131

$1,475,493   $ 1,142,457    $  823,750    $23,862,419    $12,222,424 $ 4,566,701


Midland National Life Insurance Company
Separate Account A
Statements of Operations and Changes in Net Assets,
Continued
for the years ended December 31, 1998, 1997 and 1996



                                                  Variable Insurance Products Fund II



                                                        Contrafund Portfolio
                                                  1999           1998           1997

Investment income:
Dividend income                               $    56,072    $    37,587    $    17,687
Capital gains distributions                       411,195        276,533         46,743

                                                  467,267        314,120         64,430

Expenses:
Administrative expense                             13,678         10,181          6,563
Mortality and expense risk                        129,843         68,560         33,820

Net investment income (loss)                      323,746        235,379         24,047

Realized and unrealized gains (losses) on investments:
Net realized gains (losses) on investments        996,724        405,977        248,167
Net unrealized appreciation (depreciation) on
investments                                     1,960,685      1,432,988        385,213

Net realized and unrealized gains (losses) on
investments                                     2,957,409      1,838,965        633,380

Net increase (decrease) in net assets resulting from
operations                                    $ 3,281,155    $ 2,074,344    $   657,427

Net assets at beginning of year               $11,030,567    $ 5,101,986    $ 1,919,525

Net increase (decrease) in net assets resulting from
operations                                      3,281,155      2,074,344        657,427

Capital shares transactions:
Net premiums                                    7,357,636      5,148,927      2,852,974
Transfers of policy loans                        (379,002)      (203,142)       (93,023)
Transfers of cost of insurance                 (1,342,024)      (746,910)      (414,073)
Transfers of surrenders                          (520,528)      (248,949)      (103,126)
Transfers of death benefits                       (22,308)       (24,534)        (1,177)
Transfers of other terminations                   (29,593)       (34,555)        (8,960)
Interfund and net transfers to general account    289,367        (36,600)       292,419

Net increase in net assets from capital share
transactions                                    5,353,548      3,854,237      2,525,034

Total increase in net assets                    8,634,703      5,928,581      3,182,461

Net assets at end of year                     $19,665,270    $11,030,567    $ 5,101,986


Variable Insurance Products II                       Variable Insurance Products Fund III


                                                           Growth & Income
Asset Manager: Growth Portfolio       Balanced Portfolio              Portfolio
    1999       1998       1997       1999      1998      1997      1999      1998      1997
$   69,487 $   28,628 $          $   17,288 $  3,696 $        $   12,182 $          $    1,324
   115,247    133,880        772     20,091    5,647              24,365      1,443      4,302

   184,734    162,508        772     37,379    9,343              36,547      1,443      5,626

     3,315      2,638      1,700         91       62       25        587        218         26
    31,033     17,363      9,040      9,164    3,005      320     27,720      6,973        370

   150,386    142,507     (9,968)    28,124    6,276     (345)     8,240     (5,748)     5,230

    99,198     30,155     65,245     15,035    6,509      191    185,719     37,985        473

   235,779    148,003    117,585     (6,334)  48,417    2,140     51,567    199,570        786

   334,977    178,158    182,830      8,701   54,926    2,331    237,286    237,555      1,259

$  485,363 $  320,665 $  172,862 $   36,825 $ 61,202 $  1,986 $  245,526 $  231,807 $    6,489

$2,756,403 $1,304,663 $  467,931 $  669,509 $121,777 $        $1,813,193 $  214,268 $

   485,363    320,665    172,862     36,825   61,202    1,986    245,526    231,807      6,489

 1,396,405  1,392,497    787,790    726,871  539,114  102,622  2,728,935  1,372,004    182,863
   (55,156)   (10,349)   (29,528)    (6,519)  (5,099)            (85,889)    (9,957)
(71)
  (277,111)  (221,079)  (122,121)  (112,524) (45,367)  (3,050)  (414,826)  (110,453)
(8,429)
   (73,603)   (21,053)   (39,420)    (6,723) (11,935)      (4)   (56,767)    (4,601)
(307)
      (613)       (91)
    (7,983)    (5,348)               (3,587)                      (5,993)      (433)
   (13,934)    (3,502)    67,149     10,696    9,817   20,223    198,511    120,558     33,723

   968,005  1,131,075    663,870    608,214  486,530  119,791  2,363,971  1,367,118    207,779

 1,453,368  1,451,740    836,732    645,039  547,732  121,777  2,609,497  1,598,925    214,268

$4,209,771 $2,756,403 $1,304,663 $1,314,548 $669,509 $121,777 $4,422,690 $1,813,193   $214,268


Midland National Life Insurance Company
Separate Account A
Statements of Operations and Changes in Net Assets,
Continued
for the years ended December 31, 1999, 1998 and 1997



                                                              Variable Insurance
                                                               Products Fund III
                                                              Growth Opportunities
                                                                    Portfolio
                                                         1999          1998         1997
Investment income:
Dividend income                                       $   38,764    $    8,299    $
Capital gains distributions                               72,472        28,848
                                                         111,236        37,147

Expenses:
Administrative expense                                     1,134           639         143
Mortality and expense risk                                46,053        15,685       1,194

Net investment income (loss)                              64,049        20,823      (1,337)

Realized and unrealized gains (losses) on investments:
Net realized gains (losses) on investments               223,702        50,809       4,463
Net unrealized appreciation (depreciation) on
investments                                             (105,022)      394,294      23,265

Net realized and unrealized gains (losses) on
investments                                              118,680       445,103      27,728

Net increase (decrease) in net assets resulting
from operations                                       $  182,729    $  465,926    $ 26,391

Net assets at beginning of year                       $3,552,709    $  544,175    $

Net increase (decrease) in net assets resulting from
operations                                               182,729       465,926      26,391

Capital shares transactions:
Net premiums                                           3,765,062     2,646,226     424,520
Transfers of policy loans                                (83,842)       (9,991)
Transfers of cost of insurance                          (633,052)     (234,192)    (19,831)
Transfers of surrenders                                  (93,710)      (27,363)       (536)
Transfers of death benefits                              (12,984)
Transfers of other terminations                          (22,217)       (6,801)
Interfund and net transfers to general account           (43,520)      174,729     113,631

Net increase in net assets from capital share
transactions                                           2,875,737     2,542,608     517,784

Total increase in net assets                           3,058,466     3,008,534     544,175

Net assets at end of year                             $6,611,175    $3,552,709    $544,175


American Century Variable Portfolios, Inc.
Capital Appreciation



    Balanced Portfolio                   Portfolio              International Portfolio
  1999      1998      1997       1999      1998      1997      1999       1998       1997
$  6,884 $  1,086  $          $         $         $         $          $    1,827  $
  47,498    6,735                           4,895                          18,759
  54,382    7,821                           4,895                          20,586

      32       20           5        78        41        10        550        239        38
   3,807    1,392         126     3,625     1,207       141     17,131      5,145       392
  50,543    6,409        (131)   (3,703)    3,647      (151)   (17,681)    15,202      (430)

  (9,315)  (1,944)        387    20,957   (14,210)     (425)   145,309     18,863       (34)

   2,280   18,540         559   248,994    14,374    (5,332) 1,131,790     54,979       652

  (7,035)  16,596         946   269,951       164    (5,757) 1,277,099     73,842       618

$ 43,508 $ 23,005  $      815  $266,248  $  3,811  $ (5,908)$1,259,418 $   89,044  $    188

$329,779 $ 52,097  $           $217,542  $ 73,008  $        $1,177,307 $  199,713  $

  43,508   23,005         815   266,248     3,811    (5,908) 1,259,418     89,044       188

 232,299  288,299      57,959   273,950   183,887    71,171  1,325,707  1,002,411   176,976
  (1,958)  (5,411)               (6,348)     (241)             (28,277)    (5,436)       45
 (52,048) (24,458)     (6,022)  (55,524)  (29,375)   (4,961)  (243,441)   (82,794)   (8,337)
  (8,705)  (5,978)       (110)   (4,395)  (13,744)     (126)   (76,073)   (12,709)   (1,208)
                                                                  (659)
    (487)  (5,006)                                                (529)    (5,265)
  24,606    7,231        (545)  140,277       196    12,832    (25,600)    (7,657)   32,049

 193,707  254,677      51,282   347,960   140,723    78,916    951,128    888,550   199,525

 237,215  277,682      52,097   614,208   144,534    73,008  2,210,546    977,594   199,713

$566,994 $329,779   $  52,097  $831,750  $217,542  $ 73,008 $3,387,853 $1,177,307  $199,713


Midland National Life Insurance Company
Separate Account A
Statements of Operations and Changes in Net Assets,
Continued
for the years ended December 31, 1999, 1998 and 1997



                                                           American Century Variable
                                                               Portfolios, Inc.
                                                                          Income & Growth
                                                  Value Portfolio            Portfolio
                                                 1999      1998      1997      1999      1998
Investment income:
Dividend income                              $    8,547  $  1,367  $         $     18  $    39
Capital gains distributions                      80,972    16,326
                                                 89,519    17,693                  18       39

Expenses:
Administrative expense                              166       111         20       18
Mortality and expense risk                        9,012     3,549        214    2,297       10

Net investment income (loss)                     80,341    14,033       (234)  (2,297)      29

Realized and unrealized gains (losses) on investments:
Net realized gains (losses) on investments      (21,056)  (10,206)       698   11,286       38
Net unrealized appreciation (depreciation) on
investments                                     (91,791)   19,163      2,214   44,403    1,125

Net realized and unrealized gains (losses) on
investments                                    (112,847)    8,957      2,912   55,689    1,163

Net increase (decrease) in net assets resulting
from operations                              $  (32,506) $ 22,990   $  2,678 $ 53,392  $ 1,192

Net assets at beginning of year              $  778,580  $139,559   $        $ 32,520  $

Net increase (decrease) in net assets resulting from
operations                                      (32,506)   22,990      2,678   53,392    1,192

Capital shares transactions:
Net premiums                                    604,324   699,611    116,538  458,673   30,706
Transfers of policy loans                       (26,391)  (11,530)             (4,650)
Transfers of cost of insurance                 (146,617)  (82,653)    (8,468) (39,156)
(128)
Transfers of surrenders                         (11,525)  (24,446)       (47)  (6,230)
Transfers of death benefits                               (17,555)
Transfers of other terminations                    (341)                       (1,700)
Interfund and net transfers to general account  (16,257)   52,604     28,858   50,965      750

Net increase in net assets from capital share
transactions                                    403,193   616,031    136,881  457,902   31,328

Total increase in net assets                    370,687   639,021    139,559  511,294   32,520

Net assets at end of year                    $1,149,267  $778,580   $139,559 $543,814  $32,520




Massachusetts Financial Services



                                                         VIT New
    VIT Emerging             VIT Growth with             Discovery             VIT Research
    Growth Series            Income Series                Series                   Series
    1999       1998         1999       1998           1999       1998        1999       1998
$            $            $    271   $              $           $          $    853   $
                                                       4,805                  4,509
                               597                     4,805                  5,362

       138         4            14                         8                    378        54
     5,706        46         1,242         5             670          1       5,028       349
    (5,844)      (50)         (659)       (5)          4,127         (1)        (44)     (403)

    53,417       146         1,508         8           9,700         15      59,575       909

   660,695     7,127        13,099       585          61,765        142     101,858    41,025

   714,112     7,273        14,607       593          71,465        157     161,433    41,934

$  708,268   $ 7,223      $ 13,948   $   588        $ 75,592    $   156    $161,389  $ 41,531

$   56,516   $            $ 11,356   $              $  1,975    $          $245,451  $

   708,268     7,223        13,948       588          75,592        156     161,389    41,531

 1,179,624    47,502       306,592    10,680         123,165      1,842     589,890   204,167
   (19,820)                 (4,353)                     (929)                (8,835)     (150)
   (91,290)     (315)      (22,366)     (120)         (9,233)       (23)    (47,574)   (2,238)
    (5,420)     (918)         (537)                      (20)                (5,062)   (5,394)

    (2,518)                                                                    (205)
   305,066     3,024        23,090       208          69,996                  3,565     7,535

 1,365,642    49,293       302,426    10,768         182,979      1,819     531,779   203,920

 2,073,910    56,516       316,374    11,356         258,571      1,975     693,168   245,451

$2,130,426   $56,516      $327,730   $11,356        $260,546    $ 1,975    $938,619  $245,451


Lord, Abbett & Company


            VC Growth                 VC Mid-Cap                   VC
                                         Value                International
        Income Portfolio              Portfolio                 Portfolio
       1999           1998              1999                      1999
    $   7,938       $                 $     8                   $    12
       27,959                                                       437
       35,897                               8                       449

           12
        2,097            34                 1                         2
       33,788           (34)                7                       447

        9,389            68                 1                         4

       (5,938)       (1,217)              222                       212

        3,451        (1,149)              223                       216

    $  37,239       $(1,183)          $   230                    $  663

    $  63,724       $                 $                          $

       37,239        (1,183)              230                       663

      348,427        64,470             4,819                     4,889
       (3,471)
      (34,423)         (397)              (24)                      (33)
         (101)           (6)

(3,906)
       35,865           840             1,461

      342,391        64,907             6,256                     4,856

      379,630        63,724             6,486                     5,519

    $ 443,354      $ 63,724           $ 6,486                   $ 5,519



1.     Organization and Significant Accounting Policies:
Organization:
Midland National Life Separate Account C ("Separate Account"), a unit investment trust, is a segregated investment account of Midland National Life Insurance Company (the "Company") in accordance with the provisions of the Iowa Insurance laws. The assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of the Company. The Separate Account is used to fund variable annuity contracts of the Company. Walnut Street Securities serves as the underwriter of the Separate Account.

Investments:
The Separate Account invests in specified portfolios of Variable Insurance Products Fund ("VIPF"), Variable Insurance Products Fund II ("VIPF II"), Variable Insurance Products Fund III ("VIPF III"), American Century Variable Portfolios, Inc. ("ACVP"), Massachusetts Financial Services ("MFS"), and Lord, Abbett & Company ("LAC") (collectively "the Funds"), each diversified open-end management companies registered under the Investment Company Act of 1940, as directed by participants. The VIPF III Balanced, Growth & Income and Growth Opportunities Portfolios and the
ACVP Balanced, Capital Appreciation, International and Value portfolios were introduced in 1997. The ACVP Income & Growth portfolio, the MFS Emerging Growth, Growth with Income, New Discovery and Research portfolios as well as the LAC's Growth & Income portfolio were each introduced in 1998. The LAC Mid-Cap Value and International portfolios were introduced in 1999. All other portfolios have been in existence for more than three years.

Investments in shares of the Funds are valued at the net asset values (fair values) of the respective portfolios of the Funds corresponding to the investment portfolios of the Separate Account. Investment transactions are recorded on the trade date. Dividends are automatically reinvested in shares of the Funds.

Investment income is recorded when earned. The first-in, first-out (FIFO) method is used to determine realized gains and losses on investments. Dividend and capital gain distributions are recorded as income on the ex-dividend date.

Federal Income Taxes:
The operations of the Separate Account are included in the federal income tax return of the Company. Under the provisions of the policies, the Company has the right to charge the Separate Account for federal income tax attributable to the Separate Account. No charge is currently being made against the Separate Account for such tax since, under current law, the Company pays no tax on investment income and capital gains reflected in variable annuity policy reserves. However, the Company retains the right to charge for any federal income tax incurred which is attributable to the Separate Account if the law is changed. Charges for state and local taxes, if any, attributable to the Separate Account may also be made.

1.     Organization and Significant Accounting Policies, continued:
Estimates:
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Merger:
Effective January 2, 1997, Investors Life Insurance Company of Nebraska ("Investors Life") was merged into the Company. Related to this merger all of the assets and liabilities of Investors Life were transferred to Midland including the assets of Investors Life's Separate Account D, which were merged into Midland's Separate Account C. The merger of the Separate
Account D assets into Midland's Separate Account C was possible as the variable annuity insurance contracts were identical in all material respects to the contracts issued by Separate Account C. This merger of separate account assets was structured so that there was no change in the rights and benefits of persons owning contracts with either separate accounts and no change in the net asset values held by the respective participants of either of the separate accounts.

2.     Expense Charges:
The Company is compensated for certain expenses as described below. The rates of each applicable charge is described in the Separate Account's prospectus.

 A contract administration fee is charged to cover the Company's recordkeeping and other administrative expenses incurred to operate the Separate Account. This fee is allocated to the individual portfolios of the Funds based on the net asset value of the portfolios in proportion to the total net asset value of the Separate Account.

 A mortality and expense risk fee is charged in return for the Company's assumption of risks associated with adverse mortality experience or excess administrative expenses in connection with policies issued. This fee is charged directly to the individual portfolios of the Funds based on the net asset value of the portfolio.

 An annual charge is deducted from the Separate Account value at the end of each contract year, upon full withdrawal or at maturity.

A transfer charge
is imposed on each transfer between portfolios of the Separate Account in excess of a stipulated number of transfers in any one contract year. A deferred sales charge may be imposed in the event of a full or partial withdrawal within the stipulated number of years.

3. Purchases and Sales of Investment Securities:


The aggregate cost of purchases and proceeds from sales of investments for the years ended December 31, 1999, 1998, and 1997 were as follows:
                                     1999                  1998                    1997
       Portfolio           Purchases     Sales    Purchases     Sales     Purchases     Sales

Variable Insurance
Products Fund:
Money Market           $ 9,896,659 $ 7,970,815 $ 3,703,516 $ 2,365,443 $ 2,398,056 $ 2,679,342
High Income              1,824,831   1,385,584   2,203,912   1,455,179   1,762,564     534,720
Equity-Income            7,965,654   4,794,190   8,012,948   3,161,806   4,606,039   1,926,533
Growth                  17,129,896   8,141,199  11,455,665   5,223,262   6,694,330   3,789,244
Overseas                 2,174,003   1,681,065   2,210,743   1,203,837   1,975,804     928,568

Variable Insurance
Products Fund II:
Asset Manager            2,532,079   2,064,769   2,586,539   1,337,735   2,167,982   1,198,071
Investment Grade Bond    1,050,248     645,964     643,163     360,716     351,091     307,112
Index 500               16,723,521   8,334,410   8,451,405   2,654,171   3,510,441     954,879
Contrafund               9,846,069   4,168,776   6,631,801   2,542,183   3,786,750   1,239,389
Asset Manager: Growth    2,054,380     935,989   1,849,012     575,429   1,025,893     372,417

Variable Insurance
Products Fund III:
Balanced                   941,456     305,117     732,611     239,805     151,867      32,420
Growth & Income          3,551,997   1,179,785   1,662,264     300,895     229,692      16,682
Growth Opportunities     4,921,294   1,981,509   3,263,185     699,754     583,991      67,546

American Century Variable
Portfolios, Inc.:
Balanced                   347,553     103,303     335,438      74,354      69,085      17,933
Capital Appreciation       506,000     161,743     242,481      98,110      93,376      14,612
International            1,808,828     875,382   1,186,094     282,341     224,848      25,753
Value                      889,409     405,876     911,411     281,349     153,593      16,945
Income & Growth            678,607     223,003      32,015         657

Massachusetts Financial
Services:
VIT Emerging Growth      1,742,516     382,718      50,012         769
VIT Growth with Income     387,674      85,908      10,927         164
VIT New Discovery          243,815      56,708       1,904          86
VIT Research               871,248     339,513     216,124      12,607

Lord, Abbett & Company:
VC Growth & Income         500,032     123,853      65,826         952
VC Mid-Cap Value             6,300          36
VC International             5,338          35

                       $88,599,407 $46,347,250 $56,458,996 $22,871,604 $29,785,402 $14,122,166



4. Summary of Changes from Unit Transactions:


Transactions in units for the years ended December 31, 1999, 1998, and 1997 were as follows:


                                             1999                1998                1997
       Portfolio               Purchases    Sales    Purchases    Sales    Purchases    Sales
Variable Insurance Products
Fund:
Money Market                    835,984    673,072    295,836    184,053    160,457    175,104
High Income                      98,630     71,545    121,025     66,129     71,855     20,908
Equity-Income                   415,808    205,107    455,774    132,401    155,294     58,396
Growth                          586,202    232,604    444,888    159,955    216,574    102,996
Overseas                        118,026     80,859    122,745     60,018     89,759     39,237

Variable Insurance Products
Fund II:
Asset Manager                   104,912     82,952    102,475     54,816     77,125     50,498
Investment Grade Bond            79,703     46,610     44,592     23,051     20,534     19,490
Index 500                       961,899    449,674    555,532    157,217    204,615     48,013
Contrafund                      531,099    207,814    438,316    156,194    254,844     75,480
Asset Manager: Growth           123,754     55,713    126,892     38,975     71,882     23,310

Variable Insurance Products
Fund III
Balanced                         68,029     21,901     60,349     19,734     13,593      2,733
Growth & Income                 217,555     68,882    121,924     21,402     19,277      1,397
Growth Opportunities            323,436    127,242    251,295     52,957     51,166      5,612

American Century Variable
Portfolios, Inc.:
Balanced                         22,428      7,567     27,213      6,100      6,244      1,589
Capital Appreciation             41,391     13,397     23,494      9,333      8,033      1,258
International                   128,347     54,179     98,873     22,399     21,308      2,405
Value                            63,016     31,075     74,591     22,784     13,166      1,434
Income & Growth                  52,996     16,794      2,779         57

Massachusetts Financial Services:
VIT Emerging Growth             115,425     23,198      4,556         63
VIT Growth with Income           32,306      6,476        997         14
VIT New Discovery                14,948      3,365        160          7
VIT Research                     68,564     24,701     22,120      1,245

Lord, Abbett & Company:
VC Growth & Income               40,925     13,578      6,014         84
VC Mid-Cap Value                    634          4
VC International                    431          3


5. Net Assets:

Net assets at December 31, 1999, consisted of the following:


                                                    Accumulated
                                                  Net Investment        Net
                                       Capital       Income and      Unrealized
                                        Share       Net Realized    Appreciation
       Portfolio                     Transactions       Gains       of Investments     Total

Variable Insurance Products Fund:
Money Market                         $  4,251,158   $   405,784      $         0  $  4,656,942
High Income                             2,902,346       764,851         (111,978)    3,555,219
Equity-Income                          13,361,995     4,389,313        1,415,481    19,166,789
Growth                                 20,716,315    12,368,516       12,966,869    46,051,700
Overseas                                4,074,956     1,247,638        2,037,950     7,360,544

Variable Insurance Products Fund II:
Asset Manager                           4,514,048     2,695,593          810,514     8,020,155
Investment Grade Bond                   1,261,713       216,612           (2,832)    1,475,493
Index 500                              17,712,168     2,725,084        3,425,167    23,862,419
Contrafund                             13,426,386     2,268,625        3,970,259    19,665,270
Asset Manager: Growth                   3,188,934       504,346          516,491     4,209,771

Variable Insurance Products Fund III:
Balanced                                1,214,536        55,790           44,222     1,314,548
Growth & Income                         3,938,869       231,899          251,922     4,422,690
Growth Opportunities                    5,936,127       362,509          312,539     6,611,175

American Century Variable
Portfolios, Inc.:
Balanced                                  499,667        45,949           21,378       566,994
Capital Appreciation                      567,598         6,115          258,037       831,750
International                           2,039,203       161,229        1,187,421     3,387,853
Value                                   1,156,106        63,576          (70,415)    1,149,267
Income & Growth                           489,230         9,056           45,528       543,814

Massachusetts Financial Services:
VIT Emerging Growth                     1,414,935        47,669          667,822     2,130,426
VIT Growth with Income                    313,194           852           13,684       327,730
VIT New Discovery                         184,798        13,841           61,907       260,546
VIT Research                              735,699        60,037          142,883       938,619

Lord, Abbett & Company:
VC Growth & Income                        407,298        43,211           (7,155)      443,354
VC Mid-Cap Value                            6,256             8              222         6,486
VC International                            4,856           451              212         5,519
                                     $104,318,391   $28,688,554      $27,958,128  $160,965,073

The accompanying notes are an integral part of the financial statements.
2
The accompanying notes are an integral part of the financial statements.
3
The accompanying notes are an integral part of the financial statements.
4
The accompanying notes are an integral part of the financial statements.
5
The accompanying notes are an integral part of the financial statements.
6
The accompanying notes are an integral part of the financial statements.
7
The accompanying notes are an integral part of the financial statements.
8
The accompanying notes are an integral part of the financial statements.
9
Midland National Life Insurance Company
Separate Account A
Notes to Financial Statements, Continued
16


MNLSAA99.txt

Report of Independent Accountants

The Board of Directors and Stockholder
Midland National Life Insurance Company:
In our opinion, the accompanying balance sheets and the related statements of income, stockholder's equity, and cash flows present fairly, in all material respects, the financial position of Midland National Life Insurance Company (the "Company") at December 31, 1999 and 1998, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.




March 10, 2000

Midland National Life Insurance Company

Balance Sheets
at December 31, 1999 and 1998
(Amounts in thousands, except share and per share amounts)

                             ASSETS                             1999                 1998
Investments:
  Fixed maturities                                           $2,097,305          $2,281,730
  Equity securities                                             364,462             327,309
  Policy loans                                                  217,012             213,267
  Short-term investments                                        102,829             280,943
  Other invested assets                                          65,011              37,076

   Total investments                                          2,846,619           3,140,325

Cash                                                              2,105                 754
Accrued investment income                                        40,683              38,555
Deferred policy acquisition costs                               493,914             417,164
Present value of future profits of acquired businesses           23,473              31,162
Federal income taxes receivable                                  30,415
Other receivables and other assets                               34,683              14,407
Separate accounts assets                                        394,266             249,145

   Total assets                                              $3,866,158          $3,891,512



      LIABILITIES AND STOCKHOLDER'S EQUITY

Liabilities:
  Policyholder account balances                              $2,280,369          $2,307,893
  Policy benefit reserves                                       431,266             419,615
  Policy claims and benefits payable                             31,698              30,393
  Federal income taxes payable                                                       20,566
  Other liabilities                                             100,139             100,867
  Security lending liability                                                         50,500
  Separate account liabilities                                  394,266             249,145

   Total liabilities                                          3,237,738           3,178,979




Commitments and contingencies

Stockholder's equity:
  Common stock, $1 par value, 2,549,439 shares authorized,
        2,548,878 shares outstanding                              2,549                2,549
  Additional paid-in capital                                     33,707               33,707
  Accumulated other comprehensive (loss) income                 (51,130)              26,826
  Retained earnings                                             643,294              649,629
  Less treasury stock (561 shares), at cost                                             (178)

   Total stockholder's equity                                   628,420              712,533

   Total liabilities and stockholder's equity                $3,866,158           $3,891,512

Midland National Life Insurance Company




Statements of Income
for the years ended December 31, 1999, 1998, and 1997
(Amounts in thousands)

                                                   1999        1998        1997

Revenues:
  Premiums                                     $   98,169     $94,495   $98,668
  Interest sensitive life and investment product charges
                                                  159,927     159,115   157,423
  Net investment income                           225,642     224,939   188,650
  Net realized investment (losses) gains           (9,751)    (6,489)     3,561
  Net unrealized (losses) gains on trading securities
                                                  (16,124)     2,847       (641)
  Other income                                      4,691      3,157      2,565

   Total revenue                                  462,554    478,064    450,226

Benefits and expenses:
  Benefits incurred                               139,943    137,313    146,227
  Interest credited to policyholder account balances
                                                  127,786    133,529    111,333

   Total benefits                                 267,729    270,842    257,560

Operating expenses (net of commissions and other expenses
   deferred)                                       46,283    47,549      44,130
Amortization of deferred policy acquisition costs and present
   value of future profits of acquired businesses  65,695    66,189      56,954

   Total benefits and expenses                    379,707   384,580     358,644

Income before income taxes                         82,847    93,484      91,582

Income tax expense                                 29,004    32,618      33,053

   Net income                                     $53,843   $60,866     $58,529






Midland National Life Insurance Company
Statements of Stockholder's Equity
for the years ended December 31, 1999, 1998, and 1997
(Amounts in thousands)

                                                Accumulated
                  Additional                      Other                   Less        Total
          Common   Paid-in       Comprehensive  Comprehensive  Retained Treasury Stockholder's
          Stock   Capital        Income (Loss)  Income (Loss)  Earnings   Stock       Equity

Balance at December 31, 1996
        $2,549   $33,707                         $18,825       $570,234 $625,315
Comprehensive income:
  Net income                      $58,529                        58,529   58,529
Other comprehensive income:
Net unrealized gain on available-for-sale investments
                                   12,013         12,013                  12,013

Total comprehensive income        $70,542

Dividends paid on common stock                                  (25,000)              (25,000)

Balance at December 31, 1997
        2,549    33,707                            30,838       603,763               670,857

Comprehensive income:
  Net income                       60,866                        60,866                60,866




  Other comprehensive income:

Net unrealized loss on available-for-sale investments
                                   (4,012)         (4,012)                             (4,012)
  Total comprehensive income      $56,854

Dividends paid on common stock                                  (15,000)              (15,000)
Repurchase of minority interest shares                                        $(178)     (178)

Balance at December 31, 1998
        2,549    33,707                            26,826       649,629        (178)   712,533

Comprehensive (loss):
  Net income                        53,843                       53,843                 53,843

Other comprehensive (loss):
  Net unrealized loss on available-for-sale investments
                                   (77,956)       (77,956)                            (77,956)
  Total comprehensive (loss)      $(24,113)

Dividends paid on common stock                                  (60,000)              (60,000)
Retirement of treasury stock                                       (178)        178

Balance at December 31, 1999
       $2,549   $33,707                          $(51,130)     $643,294       $       $628,420




Midland National Life Insurance Company

Statements of Cash Flows
for the years ended December 31, 1999, 1998, and 1997
(Amounts in thousands)

                                                 1999                   1998            1997

Cash flows from operating activities:
  Net income                                  $  53,843            $   60,866      $   58,529
Adjustments to reconcile net income to net cash
  provided by operating activities:
 Amortization of deferred policy acquisition costs
  and present value of future profits of acquired
  business                                       65,695                66,189          56,954
Net amortization of premiums and discounts on
  Investments                                    (1,948)                4,325           2,699
Policy acquisition costs deferred               (66,199)              (54,611)        (50,363)
Net realized investment losses (gains)            9,751                 6,489          (3,561)
Net unrealized losses (gains) on trading securities
                                                 16,124                (2,847)            641
Net proceeds from (cost of) trading securities
                                                 15,011               (37,769)         99,850
Deferred income taxes                            (2,808)              (10,849)         (5,421)
Net interest credited and product charges on
  universal life and investment policies        (32,140)              (25,586)        (46,090)
Changes in other assets and liabilities:
  Net receivables and payables                  (28,682)               22,190         (13,946)
  Policy benefits                                13,555                 8,397          15,826
  Other                                            (646)                1,173             122

Net cash provided by operating activities        41,556                37,967         115,240

Cash flows from investing activities:
  Proceeds from investments sold, matured or repaid:
  Fixed maturities                              957,817             1,405,391       1,217,086
  Equity securities                             183,458               304,589         137,510
  Other invested assets                             535                 2,601             941
Cost of investments acquired:
  Fixed maturities                             (927,119)           (1,281,839)     (1,791,522)
  Equity securities                            (294,286)             (451,181)       (144,862)
  Other invested assets                         (28,498)              (10,346)        (11,702)
Net change in policy loans                       (3,745)              (11,138)         (9,995)
Net change in short-term investments            178,114               355,337           93,875
Net change in security lending                  (50,500)             (257,625)         308,125
Payment for purchase of insurance business, net of
   cash acquired                                                       (1,026)          23,939

  Net cash provided by (used in) investing activities
                                                 15,776                54,763        (176,605)




Midland National Life Insurance Company



Statements of Cash Flows, Continued
for the years ended December 31, 1999, 1998, and 1997
(Amounts in thousands)

                                                                 1999        1998       1997
Cash flows from financing activities:
Receipts from universal life and investment products           $355,962   $317,398   $280,164
Benefits paid on universal life and investment
products                                                       (351,943)  (396,580)  (194,993)
Dividends paid on common stock                                  (60,000)   (15,000)   (25,000)
Repurchase of minority interest shares                                        (178)

Net cash (used in) provided by financing activities             (55,981)   (94,360)    60,171

Increase (decrease) in cash                                       1,351     (1,630)    (1,194)

Cash at beginning of year                                           754      2,384      3,578

Cash at end of year                                            $  2,105   $    754   $  2,384

Supplemental disclosures of cash flow information:
Cash paid during the year for:
Interest                                                       $     96   $    119   $    143
Income taxes, paid to parent                                     36,976     45,980     42,749



Noncash operating, investing and financing activity:
Policy loans, receivables and other assets received in assumption reinsurance agreements

70         38,044

      1.      Summary of Significant Accounting Policies:
Organization:
Midland National Life Insurance Company ("Midland" or the
"Company") is a wholly-owned subsidiary of Sammons Enterprises, Inc. ("SEI"). Midland operates predominantly in the individual life and annuity business of the life insurance industry. The Company is licensed to operate in 49 states and the District of Columbia.

Basis of Presentation:
In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the balance sheet and revenues and expenses for the period. Actual results could differ significantly from those estimates.
The Company is subject to the risk that interest rates will change and cause a decrease in the value of its investments. To the extent that fluctuations in interest rates cause the duration of assets and liabilities to differ, the Company may have to sell assets prior to their maturity and realize a loss.

Investments:
The Company is required to classify its fixed maturity investments
(bonds and redeemable preferred stocks) and equity securities
(common and nonredeemable preferred stocks) into three categories: securities that the Company has the positive intent and the ability to hold to maturity are classified as "held-to-maturity"; securities that are held for current resale are classified as "trading securities"; and securities not classified as held-to-maturity or as trading securities are classified as "available-for-sale." Investments classified as trading or available-for-sale are required to be reported at fair value in the balance sheet. The Company has no securities classified as held-to-maturity. Trading securities are held for resale in anticipation of short-term market movements. The Company's trading securities are stated at market value. Gains and losses on these securities, both realized and unrealized, are included in the determination of net income. Net cost of or proceeds from trading securities are included in operating activities in the statements of cash flows.


      1.      Summary of Significant Accounting Policies, continued:
Investments, continued:

Available-for-sale securities are classified as such if not considered trading securities or if there is not the positive intent and ability to hold the securities to maturity. Such securities are carried at market value with the unrealized holding gains and losses included as other comprehensive income in stockholder's equity, net of related adjustments to deferred policy acquisition costs, deferred income taxes and the accumulated unrealized holding gains (losses) on securities sold which are released into income as realized investment gains. Cash flows from available-for-sale security transactions are included in investing activities in the statements of cash flows.

For CMO's and mortgage-backed securities, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in the security is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the security. This adjustment is included in net investment income.

Policy loans and other invested assets are carried at unpaid principal balances. Short-term investments are carried at amortized cost, which approximates fair value.

Investment income is recorded when earned. Realized gains and losses are determined on the basis of specific identification of the investments. When a decline in value of an investment is determined to be other than temporary, the specific investment is carried at estimated realizable value and its original book value is reduced to reflect this impairment. Such reductions in book value are recognized as realized investment losses in the period in which they were written down.


1.     Summary of Significant Accounting Policies, continued:
Recognition of Traditional Life, Health, and Annuity Premium
Revenue and Policy Benefits:

Traditional life insurance products include those products with fixed and guaranteed premiums and benefits. Life insurance premiums, which comprise the majority of premium revenues, are recognized as premium income when due. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contracts. This association is accomplished by means of the provision for policy benefit reserves and the amortization of deferred policy acquisition costs.

Liabilities for future policy benefits for traditional policies generally are computed by the net level premium method based on estimated future investment yield, mortality, morbidity, and withdrawals which were appropriate at the time the policies were issued or acquired. Interest rate assumptions range primarily from 6.25% to 11.25%.
Recognition of Revenue and Policy Benefits for Interest Sensitive
Life Insurance Products and Investment Contracts (Interest
Sensitive Policies):

Interest sensitive policies are issued on a periodic and single premium basis. Amounts collected are credited to policyholder account balances. Revenues from interest sensitive policies consist of charges assessed against policyholder account balances for the cost of insurance, policy administration, and surrender charges. Revenues also include investment income related to the investments which support the policyholder account balances. Policy benefits and claims that are charged to expense include benefits incurred in the period in excess of related policyholder account balances. Benefits also include interest credited to the account balances.

Policy reserves for universal life and other interest sensitive life insurance and investment contracts are determined using the retrospective deposit method. Policy reserves consist of the policyholder deposits and credited interest less withdrawals and charges for mortality, administrative, and policy expenses. Interest crediting rates ranged primarily from 2.75% to 6.5% in 1999, 3% to 6.5% in 1998 and 3.75% to 6.75% in 1997. For certain contracts, these crediting rates extend for periods in excess of one year.


      1.      Summary of Significant Accounting Pollicies, continued:
Deferred Policy Acquisition Costs:

Policy acquisition costs which vary with, and are primarily related to the production of new business, have been deferred to the extent that such costs are deemed recoverable from future profits. Such costs include commissions, policy issuance, underwriting, and certain variable agency expenses.

Deferred costs related to traditional life insurance are amortized over the estimated premium paying period of the related policies in proportion to the ratio of annual premium revenues to total anticipated premium revenues.

Deferred costs related to interest sensitive policies are being amortized over the lives of the policies (up to 25 years) in relation to the present value of actual and estimated gross profits subject to regular evaluation and retroactive revision to reflect actual emerging experience.


Policy acquisition costs deferred and amortized for years ended
December 31 are as follows:

                                                             1999      1998      1997
Deferred policy acquisition costs, beginning
      of year                                             $417,164  $416,767  $427,218

Commissions deferred                                        54,348    44,072    40,660
Underwriting and acquisition expenses deferred              11,851    10,539     9,703
Change in offset to unrealized gains and losses             68,557     3,766    (8,710)
Amortization                                               (58,006)  (57,980)  (52,104)

Deferred policy acquisition costs, end of year            $493,914  $417,164  $416,767




To the extent that unrealized gains and losses on available-for-sale securities would result in an adjustment to the amortization pattern of deferred policy acquisition costs or present value of future profits of acquired business had those gains or losses actually been realized, the adjustments are recorded directly to stockholder's equity through other comprehensive income as an offset to the unrealized gains or losses.

      1.      Summary of Significant Accounting Policies, continued:
Present Value of Future Profits of Acquired Business:

The present value of future profits of acquired business ("PVFP") represents the portion of the purchase price of a block of business which is allocated to the future profits attributable to the insurance in force at the dates of acquisition. The PVFP is amortized in relationship to the actual and expected emergence of such future profits. The composition of the PVFP for the years ended December 31 is summarized below:



                                                            1999      1998      1997
Balance at beginning of year                              $31,162   $40,397   $21,308

Value of in-force acquired                                                     23,939
Adjustment to purchase price                                         (1,026)
Amortization                                               (7,689)   (8,209)   (4,850)

Balance at end of year                                    $23,473   $31,162   $40,397



Based on current conditions and assumptions as to future events, the Company expects to amortize approximately 24% of the December 31, 1999 balance of PVFP in 2000, 22% in 2001, 20% in 2002, 5% in
2003, and 4% in 2004. The interest rates used to determine the amortization of the PVFP purchased ranged from 5.5% to 6.5%.

Policy Claims and Benefits Payable:
The liability for policy claims and benefits payable includes provisions for reported claims and estimates for claims incurred but not reported, based on the terms of the related policies and contracts and on prior experience. Claim liabilities are necessarily based on estimates and are subject to future changes in claim severity and frequency. Estimates are periodically reviewed and adjustments to such liabilities are reflected in current operations.

Federal Income Taxes:
The Company is a member of SEI's consolidated United States federal income tax group. The policy for intercompany allocation of federal income taxes provides that the Company compute the provision for federal income taxes on a separate return basis. The Company makes payment to, or receives payment from, SEI in the amount they would have paid to, or received from, the Internal Revenue Service had they not been members of the consolidated tax group. The separate
Company provisions and payments are computed using the tax elections made by SEI.

Deferred tax liabilities and assets are recognized based upon the difference between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse.


      1.      Summary of Significant Accounting Policies, continued:
Separate Account:

Separate account assets and liabilities represent funds held for the exclusive benefit of variable universal life and annuity contractholders. Fees are received for administrative expenses and for assuming certain mortality, distribution and expense risks. Operations of the separate accounts are not included in these financial statements.

Comprehensive Income:

The Company follows Statement of Financial Accounting Standard No. 130, "Reporting Comprehensive Income," which requires the reporting of comprehensive income in addition to net income from operations. Comprehensive income is a more inclusive financial reporting methodology that includes disclosure of certain financial information that historically has not been recognized in the calculation of net income. Comprehensive income for the Company includes net income and unrealized gains and losses (other comprehensive income) on available-for-sale securities.

Security Lending:
The Company periodically enters into agreements to sell and repurchase securities. Securities out on loan are required to be 100% collateralized. Short-term investments of $50,500 and the related liability representing the collateral received is reflected on the balance sheet as of December 31, 1998. There were no such agreements as of December 31, 1999.

Treasury Stock:
During the fourth quarter of 1998, the Company purchased its remaining outstanding minority shares from the lone minority stockholder for $178. In 1998 the shares were retained as treasury stock as a reduction to stockholder's equity and were retired during 1999.

      2.      Fair Value of Financial Instruments:
The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:
Cash, Short-Term Investments, Policy Loans and Other Invested
Assets:
The carrying amounts reported in the balance sheets for these instruments approximate their fair values.


      2.      Fair Value of Financial Instruments, continued:
Investment Securities:
Fair value for fixed maturity securities (including redeemable preferred stocks) are based on quoted market prices, where available. For fixed maturities not actively traded, fair values are estimated using values obtained from independent pricing services. In some cases, such as private placements and certain mortgage-backed securities, fair values are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. The fair value of equity securities are based on quoted market prices.

Investment-Type Insurance Contracts:
Fair values for the Company's liabilities under investment-type insurance contracts are estimated using two methods. For those contracts without a defined maturity, the fair value is estimated as the amount payable on demand (cash surrender value). For those contracts with known maturities, fair value is estimated using discounted cash flow calculations using interest rates currently being offered for similar contracts with maturities consistent with the contracts being valued.
These fair value estimates are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could cause these estimates to vary materially. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in some cases, could not be realized in the immediate settlement of the instruments. Certain financial liabilities (including non investment-type insurance contracts) and all nonfinancial instruments are excluded from the disclosure requirements.
Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.


      2.      Fair Value of Financial Instruments, continued:
Investment-Type Insurance Contracts, continued:


The carrying value and estimated fair value of the Company's financial instruments are as follows:

                                                December 31, 1999       December 31, 1998
                                           Carrying     Estimated     Carrying     Estimated
                                            Value      Fair Value      Value      Fair Value
Financial assets:
Fixed maturities, available-for-
      sale                                $2,097,305   $2,097,305    $2,281,730   $2,281,730
Equity securities, available-for-
      sale                                   293,892      293,892       221,325      221,325
Equity securities, trading                    70,570       70,570       105,984      105,984
Policy loans                                 217,012      217,012       213,267      213,267
Short-term investments                       102,829      102,829       280,943      280,943
Other investments                             65,011       65,011        37,076       37,076

Financial liabilities:
Investment-type insurance
      contracts                              810,219      796,148       866,000      850,000



      3.      Investments and Investment Income:
Fixed Maturities and Equity Security Investments:


The amortized cost and estimated fair value of fixed maturities and equity securities classified as available-for-sale are as follows:

                                                               December 31, 1999
                                                              Gross        Gross
                                                           Unrealized   Unrealized   Estimated
                                               Amortized     Holding      Holding       Fair
                                                  Cost        Gains       Losses        Value
Fixed maturities:
U.S. Treasury and other U.S. Government corporations
      and agencies                             $  142,991    $ 1,619     $  2,512   $  142,098
Corporate securities                            1,156,301      8,186       76,620    1,087,867
Mortgage-backed securities                        885,155        475       33,348      852,282
Other debt securities                              14,861        225           28       15,058

Total fixed maturities                          2,199,308     10,505      112,508    2,097,305

Equity securities                                 318,944     11,521       36,573      293,892

Total available-for-sale                       $2,518,252    $22,026     $149,081   $2,391,197



      3.      Investments and Investment Income, continued:
Fixed Maturities and Equity Security Investments, continued:





                                                              December 31, 1999
                                                              Gross        Gross
                                                           Unrealized   Unrealized   Estimated
                                               Amortized     Holding      Holding       Fair
                                                  Cost        Gains       Losses        Value
Fixed maturities:
U.S. Treasury and other U.S. Government corporations
      and agencies                            $  208,581    $14,285      $   378    $  222,488
Corporate securities                           1,052,442     30,366       15,546     1,067,262
Mortgage-backed securities                       955,785     22,225        1,093       976,917
Other debt securities                             14,861        225           23        15,063

Total fixed maturities                         2,231,669     67,101       17,040     2,281,730

Equity securities                                209,952     15,403        4,030       221,325

Total available-for-sale                      $2,441,621    $82,504      $21,070    $2,503,055



The cost of the equity securities classified as trading securities are $84,509 and $103,798, respectively, at December 31, 1999 and
December 31, 1998.

The unrealized (depreciation) appreciation on the available-for-sale securities in 1999 and 1998 is reduced by deferred policy acquisition costs and deferred income taxes and is reflected as accumulated other comprehensive (loss) income in the statements of stockholder's equity:



                                                                      1999         1998
Gross unrealized (depreciation) appreciation                       $(127,055)    $61,434
Deferred policy acquisition costs                                     48,393     (20,164)
Deferred income taxes                                                 27,532     (14,444)

Accumulated other comprehensive (loss) income                      $ (51,130)    $26,826



      3.      Investments and Investment Income, continued:
Fixed Maturities and Investment Security Investments, continued:
The other comprehensive (loss) income in 1999 and 1998 is comprised of the change in unrealized gains (losses) on available-for-sale fixed maturities and equity security investments arising during the period less the realized gains (losses) included in income, deferred policy acquisition costs and deferred income taxes as follows:


                                                                 1999      1998      1997
Unrealized holding gains (losses) arising in the
      current period:
Fixed maturities                                              $(155,733) $(11,399) $27,096
Equity securities                                               (42,539)   (5,025)   3,571
Less reclassification adjustment for (gains)
            losses released into income                           9,783     6,484   (3,476)
Less DAC impact                                                  68,557     3,766   (8,710)
Less deferred income tax effect                                  41,976     2,162   (6,468)

Net other comprehensive (loss) income                         $ (77,956) $ (4,012) $12,013



The amortized cost and estimated fair value of available-for-sale fixed maturities at December 31, 1999, by contractual maturity, are as follows. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.




                                                                  Amortized     Estimated
                                                                     Cost       Fair Value
Due in one year or less                                          $    9,823     $    9,951
Due after one year through five years                               184,351        182,854
Due after five years through ten years                              322,800        313,832
Due after ten years                                                 797,179        738,387
Securities not due at a single maturity date (primarily mortgage-
      backed securities)                                            885,155        852,281

Total fixed maturities                                           $2,199,308     $2,097,305



      3.      Investments and Investment Income, continued:
Investment Income and Investment (Losses) Gains:
Major categories of investment income are summarized as follows:




                                                                    1999      1998      1997
Gross investment income:
Fixed maturities                                                  $168,511  $173,475  $148,640
Equity securities                                                   31,366    22,563    13,831
Policy loans                                                        15,913    15,331    11,891
Short-term investments                                              10,690    24,308    20,594
Other invested assets                                                3,202     2,730       824

Total gross investment income                                      229,682   238,407   195,780

Investment expenses                                                  4,040    13,468     7,130

Net investment income                                             $225,642  $224,939  $188,650





The major categories of investment gains and losses reflected in the income statement are summarized as follows:

                             1999                    1998                     1997
                               Unrealized -             Unrealized -             Unrealized -
                                 Trading                  Trading                  Trading
                     Realized   Securities    Realized   Securities    Realized   Securities
Gross investment income:
Fixed maturities     $ (3,668)                $    185                 $  2,934    $    195
Equity securities      (6,115)   $(16,124)      (6,669)   $  2,847          542        (836)
Other                      32                       (5)                      85

Net investment
   (losses) gains    $ (9,751)   $(16,124)    $ (6,489)   $  2,847     $  3,561    $   (641)



Proceeds from the sale of available-for-sale securities and the gross realized gains and losses on these sales (excluding maturities, calls and prepayments) during 1999, 1998, and 1997 were as follows:


                                      1999                  1998                 1997
                                Fixed                 Fixed                 Fixed
                             Maturities   Equity   Maturities   Equity   Maturities   Equity
Proceeds from sales           $629,645   $168,763   $744,300   $304,589   $801,246   $136,085
Gross realized gains             4,579      1,514      7,527        442      3,757      1,977
Gross realized losses           (8,443)    (3,265)    (7,313)    (6,303)    (3,213)      (887)



      3.      Investments and Investment Income, continued:
Other:
At December 31, 1999, and 1998, securities amounting to approximately $14,986 and $14,993, respectively, were on deposit with regulatory authorities as required by law.

The Company generally strives to maintain a diversified invested assets portfolio. Other than investments in U.S. Government or U.S.
Government Agency or Authority, the Company had no investments in one entity which exceeded 10% of stockholder's equity at December
31, 1999, except for the following investment with the following carrying value:
                        Norwest                  $71,490

4. Income Taxes:


The significant components of the provision for federal income taxes are as follows:



                                                               1999       1998       1997
Current                                                      $31,812    $43,467    $38,474
Deferred                                                      (2,808)   (10,849)    (5,421)

Total federal income tax expense                             $29,004    $32,618    $33,053

Income tax expense differs from the amounts computed by applying the U.S. Federal income tax rate of 35% to income before income taxes as follows:

                                                               1999        1998      1997
At statutory federal income tax rate                         $28,997     $32,720   $32,054
Dividends received deductions                                   (522)       (191)     (514)
Other, net                                                       529          89     1,513

Total federal income tax expense                             $29,004     $32,618   $33,053



The federal income tax (asset) liability as of December 31 is comprised of the following:

                                                              1999       1998
Net deferred income tax (asset) liability                   $(23,315)   $21,470
Income taxes currently receivable                             (7,100)      (904)

Federal income tax (asset) liability                        $(30,415)   $20,566

4. Income Taxes, continued:

The tax effects of temporary differences that give rise to significant portions of the deferred income tax assets and deferred income tax liabilities at December 31 are as follows:



                                                                         1999       1998
Deferred tax liabilities:
Present value of future profits of acquired business                  $  8,216    $10,907
Deferred policy acquisition costs                                      124,098     99,192
Investments                                                                        22,154

Total deferred income tax liabilities                                  132,314    132,253

Deferred tax assets:
Policy liabilities and reserves                                        106,069    108,973
Investments                                                             48,599
Other, net                                                                 961      1,810

Total gross deferred income tax assets                                 155,629    110,783

Net deferred income tax (asset) liability                             $(23,315)  $ 21,470



Prior to 1984, certain special deductions were allowed life insurance companies for federal income tax purposes. These special deductions were accumulated in a memorandum tax account designated as "Policyholders' Surplus." Such amounts will usually become subject to tax at the then current rates only if the accumulated balance exceeds certain maximum limitations or certain cash distributions are deemed to be paid out of this account. It is management's opinion that such events are not likely to occur. Accordingly, no provision for income tax has been made on the approximately $66,000 balance in the policyholders' surplus account at December 31, 1999.

      5.      Reinsurance:
The Company is involved in both the cession and assumption of reinsurance with other companies. Reinsurance premiums and claims ceded and assumed for the years ended December 31 are as follows:

Balance Sheets


                                    1999              1998             1997
                              Ceded   Assumed   Ceded   Assumed   Ceded   Assumed
Premiums                    $20,244  $ 4,910  $20,280  $ 6,106  $17,081  $7,971
Claims                       10,529    4,777   11,495    5,954    8,683   4,472



      5.      Reinsurance, continued:
The Company generally reinsures the excess of each individual risk over $500 on ordinary life policies in order to spread its risk of loss. Certain other individual health contracts are reinsured on a policy-by-policy basis. The Company remains contingently liable for certain of the liabilities ceded in the event the reinsurers are unable to meet their obligations under the reinsurance agreement.

Effective in 1996, the Company assumed certain policy risks from its affiliate, North American Company for Life and Health Insurance, and its subsidiaries. The Company fulfilled its obligation on this assumption contract and was released of this risk effective December
31, 1998. The Company has reflected risk and profit charges of $729 in other income in 1997 under the terms of the reinsurance contract. Effective October 31, 1997, Midland acquired, via assumption reinsurance, a block of life and annuity business. Under the assumption agreement, the Company assumed approximately $574,310 of life and annuity reserves which is reflected in the liabilities for future policy benefits and received $550,371 of assets which was net of $23,939 of PVFP. The PVFP asset is being amortized principally over periods up to 25 years in relation to the present value of expected gross profits. The assets acquired included approximately $511,877 in cash and short term instruments, $38,044 in policy loans and $450 of other assets. In accordance with the agreement, the final purchase price was determined in 1998 which reduced the PVFP asset to $22,913 and the life and annuity reserves assumed to $573,284.

      6.      Statutory Financial Data and Dividend Restrictions:
In 1999, the Company redomesticated in Iowa and its statutory-basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the insurance department of the domiciliary state. "Prescribed" statutory accounting practices include state laws, regulations, and general administrative rules, as well as a variety of publications of the National Association of Insurance Commissioners ("NAIC"). "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed. Such practices differ from state to state and company to company.


      6. Statutory Financial Data and Dividend Restrictions, continued:
Generally, the net assets of the Company available for distribution to its stockholders are limited to the amounts by which the net assets, as determined in accordance with statutory accounting practices, exceed minimum regulatory statutory capital requirements. All payments of dividends or other distributions to stockholders are subject to approval by regulatory authorities. The maximum amount of dividends which can be paid by the Company during any 12-month period, without prior approval of the insurance commissioner, is limited according to statutory regulations and is a function of statutory equity and statutory net income (generally, the greater of statutory-basis net gain from operations or 10% of prior year-end statutory-basis surplus). The
Company paid a statutory stockholder dividend of $126,000 and $15,000 in 1999 and 1998, respectively. Dividends payable in 2000 will require prior approval of regulatory authorities.

The statutory net income of the Company for the years ended
December 31, 1999 and 1998 is approximately $69,000 and $75,000, respectively, and capital and surplus at December 31, 1999 and 1998 is approximately $386,000 and $384,000, respectively, in accordance with statutory accounting principles.

      7.      Employee Benefits:
The Company participates in qualified pensions and other postretirement benefit plans sponsored by SEI. The Company also provides certain postretirement health care and life insurance benefits for eligible active and retired employees through a defined benefit plan. The following table summarizes the benefit obligations, the fair value of plan assets and the funded status over the two-year period ended December 31, 1999. The amounts reflect an allocation of the Company's portion of the SEI plan:



                                                Pension Benefits        Other Benefits
                                                 1999      1998        1999       1998
Benefit obligation at
December 31                                    $ 6,421   $ 6,420     $ 1,327    $ 1,718
Fair value of plan assets at
December 31                                      3,962     3,642

Funded status at December 31                   $(2,459)  $(2,778)    $(1,327)   $(1,718)

Accrued benefit liability
recognized in financial
statements                                     $ 1,292   $   616     $ 1,650    $ 1,650



      7.      Employee Benefits, continued:
The Company's postretirement benefit plan is not funded; therefore, it has no plan assets.

The amounts of contributions made to and benefits paid from the plan are as follows:

Balance Sheets


                                                Pension Benefits       Other Benefits
                                                 1999      1998       1999       1998
Employer contributions                                               $   123   $   227
Employee contributions                                                    57        56
Benefit payments                               $   184   $   197         180       283



The following table provides the net periodic benefit cost for the years ended 1999, 1998, and 1997:




                                          Pension Benefits           Other Benefits
                                        1999    1998    1997      1999    1998    1997
Net periodic benefit costs             $ 676   $ 524   $ 360     $ 123   $ 126   $ 179



The assumptions used in the measurement of the Company's benefit obligations are shown in the following table:


                                                Pension Benefits       Other Benefits
                                                 1999      1998        1999      1998
Weighted-average assumptions
as of December 31:
Discount rate                                    7.75%     7.00%       7.75%     7.00%
Expected return on plan
assets                                           8.75%     8.75%        N/A       N/A
Rate of compensation
increase                                         4.25%     4.25%        N/A       N/A


For measurement purposes, a 6.5% annual rate of increase in the per capita cost of covered health care benefits was assumed for 1998. The rate was assumed to decrease gradually each year to a rate of 4.5% for 2006 and remain at that level thereafter.

The Company also participates in a noncontributory Employee Stock Ownership Plan ("ESOP") which is qualified as a stock bonus plan.
All employees are eligible to participate in this plan upon satisfying eligibility requirements. The ESOP is sponsored by SEI. Each year the Company makes a contribution to the ESOP as determined by the Board of SEI. The contributions to the ESOP for 1999, 1998, and 1997 was $1,375, $1,381, and 1,294, respectively. The expense for 1999, 1998, and 1997 was $1,306, $1,725, and $1,920, respectively. All contributions to the ESOP are held in trust.


      8.      Commitments and Contingencies:
Lease Commitments:
Midland's home office building has been conveyed to the City of Sioux Falls, South Dakota, and leased back in a transaction in which the City issued $4,250 of Industrial Revenue Bonds for face value. The bonds are collateralized by $2,300 of Midland's investments in government bonds. The lease includes a purchase option under which Midland may repurchase the building upon repayment of all bonds issued. The lease terms provide for 10 annual payments equivalent to principal of $425 beginning in 1993 and semiannual payments through 2002 in amounts equivalent to interest at 5.5% on the outstanding revenue bond principal. The building and land costs have been capitalized and are carried as part of other assets and the lease obligation as part of other liabilities.

The Company also leases certain equipment. Rental expense on operating leases amounted to $2,004, $1,511, and $1,208 for the years ended December 31, 1999, 1998, and 1997, respectively. The minimum future rentals on capital and operating leases at December 31, 1999, are as follows:

Balance Sheets


Year Ending December 31                           Capital     Operating     Total
      2000                                        $  490       $2,086      $2,576
      2001                                           466        1,727       2,193
      2002                                           442          351         793
      2003                                                        351         351
      2004                                                        351         351
   Thereafter                                                     647         647

Total                                              1,398       $5,513      $6,911



Less amount representing interest                    123

Present value of amounts due under capital leases $1,275

Other Contingencies:
The Company is a defendant in various lawsuits related to the normal conduct of its insurance business. Litigation is subject to many uncertainties and the outcome of individual litigated matters is not predictable with assurance; however, in the opinion of management, the ultimate resolution of such litigation will not materially impact the Company's financial position.


      9.      Other Related Party Transactions:
The Company pays fees to SEI under management contracts.  The
Company was charged $3,022, $1,552, and $1,530 in 1999, 1998, and
1997, respectively, related to these contracts.

The Company pays investment management fees to an affiliate
(Midland Advisors Company). Net fees related to these services were $1,688, $1,855, and $1,425 in 1999, 1998, and 1997, respectively.
The Company provided certain insurance and non-insurance services to North American Company for Life and Health Insurance ("North American"), beginning in 1997. The Company was reimbursed $4,786, $1,465, and $488 in 1999, 1998, and 1997, respectively, for the costs incurred to render such services.

In 1998, the Company sold certain securities to North American at the current market value of $15,856, incurring a realized loss of $2,736. In addition, the Company acquired securities totaling $22,679 from North American.

10.            Mortgage Loan Operations
In January 1999, the Company acquired a mortgage loan operation whose primary business was to underwrite, originate and resell mortgage loans with the intent of dividending the remaining net assets to SEI during 1999. Effective December 1, 1999, this operation was dividended to SEI at the remaining value of the underlying assets. Due to the temporary nature of the transaction, the capital contributed of $67,554, the losses for the 11 months of $1,602, and the ultimate dividend have been excluded from the financial statements.





The accompanying notes are an integral part of the financial statements.



The accompanying notes are an integral part of the financial statements.


The accompanying notes are an integral part of the financial statements.



Midland National Life Insurance Company
Notes to Financial Statements, Continued
(Amounts in thousands)


Midland National Life Insurance Company
Notes to Financial Statements
(Amounts in thousands)




MNLGAP99.txt

VARIABLE EXECUTIVE UNIVERSAL LIFE    2
Issued By:
Midland National Life Insurance Company

One Midland Plaza  Sioux Falls, SD 57193  (605)
335-5700


Variable Executive Universal Life    2     is an
individual variable life insurance policy issued by
Midland National Life Insurance Company. Variable
Executive Universal Life    2    :

  provides insurance coverage with flexibility in death benefits and premiums;
  pays a death benefit if the insured person dies while the contract is still in force;
  can provide substantial cash value build-up on a tax-deferred basis. However, there is no guaranteed cash value for amounts you allocate to the Investment Divisions. You bear the risk of poor investment performance for those amounts.
  lets you borrow against your contract, withdraw part of the net cash surrender value, or completely surrender your contract. Loans and withdrawals affect the cash value, and may affect the death benefit.

After the first premium, you may decide how much your premiums will be and how often you wish to pay them, within limits. You may also increase or decrease the amount of insurance protection, within limits.
Depending on the amount of premiums paid, this may or may not be a Modified Endowment contract. If it is a Modified Endowment contract, then loans and withdrawals may have negative tax consequences.
You have a limited right to examine your contract and return it to us for a refund.

You may allocate your cash value to our General
Account or up to ten investment divisions. Each division invests in a specified mutual fund portfolio.

You can choose among the following twenty-   three
five     investment divisions:

   a) VIP Money Market Portfolio
(b) VIP High Income Portfolio
(c) VIP Equity-Income Portfolio
(d) VIP Growth Portfolio
(e) VIP Overseas Portfolio
(f) VIP II Asset Manager Portfolio
(g) VIP II Investment Grade Bond Portfolio
(h) VIP II Contrafund Portfolio
(i) VIP II Asset Manager: Growth Portfolio
(j) VIP II Index 500 Portfolio
(k) VIP III Growth & Income Portfolio
(l) VIP III Balanced Portfolio
(m) VIP III Growth Opportunities Portfolio
(n) American Century VP Capital Appreciation
Portfolio
(o) American Century VP Value Portfolio
(p) American Century VP Balanced Portfolio
(q) American Century VP International Portfolio
(r) American Century VP Income & Growth
(s) MFS VIT Emerging Growth
(t) MFS VIT Research
(u) MFS VIT Growth with Income
(v) MFS VIT New Discovery
(w) Lord Abbett Growth and Income
  VIP Money Market Portfolio
  VIP High Income Portfolio
  VIP Equity-Income Portfolio
  VIP Growth Portfolio
  VIP Overseas Portfolio
  VIP II Asset Manager Portfolio
  VIP II Investment Grade Bond Portfolio
  VIP II Contrafund Portfolio
  VIP II Asset Manager: Growth Portfolio
  VIP II Index 500 Portfolio
  VIP III Growth & Income Portfolio
  VIP III Balanced Portfolio
  VIP III Growth Opportunities Portfolio
  American Century VP Capital Appreciation
Portfolio
  American Century VP Value Portfolio
  American Century VP Balanced Portfolio
  American Century VP International Portfolio
  American Century VP Income & Growth Portfolio
  MFS VIT Emerging Growth Series
  MFS VIT Research Series
  MFS VIT Growth with Income Series
  MFS VIT New Discovery Series
  Lord Abbett Series Fund Inc. Growth and Income
Portfolio (hereinafter referred to as Lord Abbett VC
Growth and Income Portfolio)
  Lord Abbett Series Fund Inc. Mid-Cap Value
Portfolio hereinafter referred to as Lord Abbett VC
Mid-Cap Value Portfolio)
  Lord Abbett Series Fund Inc. International
Portfolio
(hereinafter referred to as Lord Abbett VC
International Portfolio)

Your cash value in the investment divisions will increase or decrease based on investment performance.

You bear this risk.     The U.S. Government does not
No one     insure   s     or guarantee   s     any of
these investments.
Separate prospectuses describe the investment objectives, policies and risks of the portfolios.
The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Prospectus: May 1,    1999 2000    .


Table of Contents


PART 1: SUMMARY	4
FEATURES OF VARIABLE EXECUTIVE UNIVERSAL
LIFE    2    	4
Death Benefit Options	4
Contract Changes	4
Flexible Premium Payments	4
Additional Benefits	4
INVESTMENT CHOICES	5
YOUR CASH VALUE	5
Transfers	6
Policy Loans	6
Withdrawing Money	6
Surrendering Your Contract	6
DEDUCTIONS AND CHARGES	6
Deductions From Your Premiums	6
Deductions From Your Cash Value	6
Surrender Charge   s    	7
Portfolio Expenses	8
ADDITIONAL INFORMATION ABOUT THE
CONTRACTS	10
Your Right To Examine This Contract	10
Your Contract Can Lapse	10
Tax Effects of Variable Executive Universal Life
   2    	10
Illustrations	10
PART 2: DETAILED INFORMATION ABOUT
VARIABLE EXECUTIVE UNIVERSAL LIFE    2    	11
INSURANCE FEATURES	11
How the Contracts Differ From Whole Life Insurance
	11
Application for Insurance	11
Death Benefit	11
Maturity Benefit	12
Changes In Variable Executive Universal Life
   2    	12
Changing The Face Amount of Insurance	13
Changing Your Death Benefit Option	13
When Contract Changes Go Into Effect	14
Flexible Premium Payments	14
Allocation of Premiums	15
Additional Benefits	15
   Extended Maturity Option	14
Automatic Benefit Increase Provision	16
SEPARATE ACCOUNT INVESTMENT CHOICES	17
Our Separate Account And Its Investment Divisions
	17
The Funds	18
Investment Policies Of The Portfolios	18
USING YOUR CASH VALUE	21
The Cash Value	21
Amounts In Our Separate Account	21
How We Determine The Accumulation Unit Value	21
Cash Value Transactions	22
Transfers Of Cash Value	22
Dollar Cost Averaging	22
   Portfolio Re-Balancing	22<
Contract Loans	23
Withdrawing Money From Your  Cash Value	25
Surrendering Your Contract	25
THE GENERAL ACCOUNT	25
DEDUCTIONS AND CHARGES	26
Deductions From Your Premiums	26
Charges Against The Separate Account	27
Deductions From Your Cash Value	27
Transaction Charge

   s    	28
How Cash Value Charges Are Allocated	29
Surrender Charge	29
Charges In The Funds	30
ADDITIONAL INFORMATION ABOUT THE
CONTRACTS	32
Your Right To Examine The Contract	32
Your Contract Can Lapse	32
You May Reinstate Your Contract	32
Contract Periods And Anniversaries	33
Maturity Date	33
We Own The Assets Of Our Separate Account	33
Changing the Separate Account	33
Limits On Our Right To Challenge The Contract	34
Your Payment Options	34
Your Beneficiary	35
Assigning Your Contract	36
When We Pay Proceeds From This Contract	36
TAX EFFECTS	36
Contract Proceeds	36
Possible Charge for Midland's Taxes	39
Other Tax Considerations	39
PART 3: ADDITIONAL INFORMATION	39
MIDLAND NATIONAL LIFE INSURANCE
COMPANY	39
YOUR VOTING RIGHTS AS AN OWNER	39
OUR REPORTS TO CONTRACT OWNERS	40
DIVIDENDS	40
MIDLAND'S SALES AND OTHER AGREEMENTS	40
REGULATION	41
   YEAR 2000	41
DISCOUNT FOR    MIDLAND     EMPLOYEES    OF
SAMMONS ENTERPRISES, INC.    	42
LEGAL MATTERS	42
FINANCIAL    AND ACTUARIAL MATTERS    	42
ADDITIONAL INFORMATION	42
MANAGEMENT OF MIDLAND	43
ILLUSTRATIONS	46
DEFINITIONS	51
PERFORMANCE	53
FINANCIAL STATEMENTS	54




This prospectus generally describes only the variable portion of the Contract, except where the General Account is specifically mentioned.

Buying this contract might not be a good way of replacing your existing insurance or adding more insurance if you already own a flexible premium variable life insurance contract.
You should
read this prospectus carefully and keep it for future reference.
You should also have and read the current prospectuses for the funds.

PART 1: SUMMARY

In this prospectus "We", "Our", and "Us" mean
Midland National Life Insurance Company.
"You" and "Your" mean the owner of the contract.
We refer to the person who is covered by the contract as the "Insured" or "Insured Person", because the insured person and the owner may not be the same.
There is a list of definitions at the end of this prospectus, explaining many words and phrases used here and in the actual insurance policy.
The detailed information appearing later in this prospectus further explains the following summary. This summary must be read along with that detailed information. Unless otherwise indicated, the description of the contract in this prospectus assumes that the contract is in force and that there is no outstanding contract loan.

FEATURES OF VARIABLE EXECUTIVE
UNIVERSAL LIFE 2

Death Benefit Options

Variable Executive Universal Life    2     is life
insurance
on the insured person. If the contract is in force we will pay a death benefit when the insured person dies.

You can choose between two death benefit options:

  Option 1: death benefit equals the face amount
("Specified Amount") of the insurance contract.
This is sometimes called a "level" death benefit.
  Option 2: death benefit equals the face amount plus the cash value. This is sometimes called a "variable" death benefit.

The death benefit may be even greater in some circumstances. See "Death Benefit" on page 11.
We deduct any outstanding loans and unpaid charges before paying any benefits. The beneficiary can take the death benefit in a lump sum or under a variety of payment plans.

Whether your contract lapses or remains in force can
depend on the amount of your cash value (less any
outstanding loans and surrender charge   s    ).
The cash value, in turn, depends on the investment performance of the investment divisions you select.
(The cash value also depends on the premiums you pay and the charges we deduct.) However, during the Minimum Premium Period, you can keep your policy in force by paying a certain level of premiums.

The minimum face amount is $150,000

Contract Changes

You may change the death benefit option you have chosen. You may also increase or decrease the face amount of your contract, within limits.

Flexible Premium Payments

You may pay premiums whenever and in whatever amount you want, within certain limits. We require an initial minimum premium based on the contract's face amount and the insured person's age and sex.
You choose a planned periodic premium. But payment of the planned premiums does not ensure that your contract will remain in force. Additional premiums may be required to keep your policy from lapsing. You need not pay premiums according to the planned schedule. However, you can ensure that your contract stays in force during the Minimum
Premium Period by paying premiums equal to the accumulated minimum premium amounts. See
"Flexible Premium Payments" on page 14.

Additional Benefits

You may choose to include additional benefits in the contract by rider. These benefits may include:
  a disability waiver benefit (to waive the cost of monthly deductions)
  a monthly disability benefit
  an accidental death benefit
  life insurance for children
  family life insurance coverage
  life insurance for additional insured persons an accelerated death benefit in the event of a terminal illness.

We deduct any costs of additional benefits from your cash value monthly. See "Additional Benefits" on page 15.

INVESTMENT CHOICES

You may allocate your cash value to up to ten of the
following investment divisions:
1. Fidelity's Variable Insurance Products Fund
(VIP) Money Market Portfolio
2. Fidelity's Variable Insurance Products Fund
(VIP) High Income Portfolio
3. Fidelity's Variable Insurance Products Fund
(VIP) Equity-Income Portfolio
4. Fidelity's Variable Insurance Products Fund
(VIP) Growth Portfolio
5. Fidelity's Variable Insurance Products Fund
(VIP) Overseas Portfolio
6. Fidelity's Variable Insurance Products Fund II
(VIP II) Asset Manager Portfolio
7. Fidelity's Variable Insurance Products Fund II
(VIP II) Investment Grade Bond Portfolio
8. Fidelity's Variable Insurance Products Fund II
(VIP II) Contrafund Portfolio
9. Fidelity's Variable Insurance Products Fund II
(VIP II) Asset Manager: Growth Portfolio
10. Fidelity's Variable Insurance Products Fund II
(VIP II) Index 500 Portfolio
11. Fidelity's Variable Insurance Products Fund III
(VIP III) Growth & Income Portfolio
12. Fidelity's Variable Insurance Products Fund III
(VIP III) Balanced Portfolio
13. Fidelity's Variable Insurance Products Fund III
(VIP III) Growth Opportunities Portfolio
14. American Century VP Capital Appreciation
Portfolio
15. American Century VP Value Portfolio
16. American Century VP Balanced Portfolio
17. American Century VP International Portfolio
18. American Century VP Income & Growth
   Portfolio
19. MFS VIT Emerging Growth    Series
20. MFS VIT Research    Series
21. MFS VIT Growth with Income    Series
22. MFS VIT New Discovery    Series
23. Lord Abbett VC Growth and Income
   Portfolio
   24. Lord Abbett VC Mid-Cap Value Portfolio
25. Lord Abbett VC International Portfolio

You bear the complete investment risk for all
amounts allocated to any of these investment
divisions.  You may also allocate your cash value to
our General Account, where we guarantee the safety
of principal and a minimum interest rate.     See
the "General Account" on page 24.

For more information, see "The Funds" on page 18.

YOUR CASH VALUE

Your cash value begins with your first premium
payment.  From your premium we deduct a    sales
charge    , a premium    charge tax     and any per
premium expenses. The balance of the premium is your beginning cash value.

Your cash value reflects:

  the amount and frequency of premium payments,
  deductions for the cost of insurance and expenses,
  the investment performance of your chosen
investment divisions,
  interest earned on amounts allocated to the
General
Account,
  loans, and   partial withdrawals.

There is no guaranteed cash value for amounts allocated to the investment divisions.
See "The Cash Value" on page 21.

Transfers

You may transfer your cash value    among the
investment divisions and     between the General
Account and the various investment divisions.
Transfers take effect when we receive your request.
We require a minimum amount for each transfer, usually $200. Currently, we allow an unlimited number of transfers. We reserve the right to charge a $25 fee after the 12th transfer in a contract year.
There are other limitations on transfers to and from the General Account. See "Transfers Of Cash Value" on page 22.

Policy Loans

You may borrow up to 92% of your cash surrender
value (the cash value less the surrender charge).
Your contract will be the sole security for the
loan.
Your contract states a minimum loan amount, usually
$200.  Contract loan interest accrues daily at an
annually adjusted rate. See "
Midland    does not charge any specific fees for you
to participate in a portfolio rebalancing program.
However, transfers made through a portfolio rebalancing program which only extends for fewer than 12 months will be included in counting the number of transfers of cash value. While we currently allow an unlimited number of free transfers, we do reserve the right to charge for each transfer after the 12th one in any contract year.
Contract Loans" on page 23. Contract loan interest is not tax deductible on contracts owned by an individual. There may be federal tax consequences for taking a policy loan. See "TAX EFFECTS" on page 36.

Withdrawing Money

You may make a partial withdrawal from your cash
value. The current minimum withdrawal amount is
$200.  The maximum partial withdrawal you can
make is 50% of the net cash surrender value.  The
net
cash    surrender     value is the cash surrender
value    (your
cash value minus     any surrender
charge   )minus     any
outstanding loan and loan interest due. Withdrawals are subject to other requirements. If you make more than one withdrawal in a contract year, then we deduct a service charge (no more than $25). See
"Withdrawing Money From Your Cash Value" on page 25. Withdrawals and surrenders may have negative tax effects. See "TAX EFFECTS" on page 36.

Surrendering Your Contract

You can surrender your contract for cash and then we will pay you the net cash surrender value. A surrender charge may be deducted, and taxes and a tax penalty may apply. See "Surrendering Your
Contract" on page 25.

DEDUCTIONS AND CHARGES

Deductions From Your Premiums

We deduct a    2.5% 5.00% premium charge sales
charge     from each premium payment.     We
currently
intend to eliminate this charge after the 15th
contract
year. (This is not guaranteed.)      This charge
partially
reimburses us for the selling and distributing costs
of
this contract    and for premium taxes we pay.  We
also
charge a 2.5% premium tax on each premium
payment.  We may decrease or increase this charge
depending on our expenses, and we may vary this
charge by state.    If you elect to pay premiums by
Civil Service Allotment, we also deduct a $.46
   service
charge from each premium payment. See
"Deductions From Your Premiums" on page 26.

Deductions From Your Cash Value
Certain amounts are deducted from your cash value each month.

These are:
  an expense charge of $6.00    (currently, we plan
to make this deduction for only the first 15 contract years), a cost of insurance charge. The amount of this charge is based on the insured person's attained age, sex, risk class, and the amount of insurance under your contract; and
  charges for additional benefits.

In addition, we deduct fees when you make:
  a partial withdrawal of net cash surrender value more than once in a contract year or more than twelve transfers a year between investment divisions. (We currently waive this charge).

See "Deductions From Your Cash Value" on page 27.
We also deduct a daily charge at an annual rate of
0.90% of the assets in every investment division.
We currently intend to reduce this charge to    0.50%
0.25%
after the 10th contract year. (This is not guaranteed.)
This charge is for certain mortality and expense risks.

Surrender Charges

We deduct a surrender charge only if you surrender
your contract for its net cash surrender value or
let
your contract lapse during the first    12 10
contract
years.  If you keep this contract in force for    12
longer
than 10     years, then you will not incur a
surrender
charge.

   The surrender charge has two parts: a deferred sales charge and a deferred issue charge. The deferred sales charge partially reimburses us for our costs in selling and distributing this contract. The deferred issue charge reimburses us for underwriting and our other costs in issuing the contract.

The maximum deferred sales charge is:
  27.5% of any premium payment in the first 2 contract years up to one guideline annual premium
(this varies for each contract); and
  6.5% of all other premium payments.
After seven years, this charge begins to decline.
There is no surrender charge after 12 years. The amount of the deferred sales charge depends on:
1) the amount of your premium payments,
2) when you pay your premiums and
3) when you surrender your contract or allow it to lapse.

The deferred issue charge is on a fixed schedule per thousand dollars of face amount. It starts at $3.00 per $1,000 of face amount for the first 7 contract years and decreases to $0.00 after the 12th contract year.
This summary of the deferred sales charge and the deferred issue charge assumes no changes in face amount. See "Surrender Charges" on page 25.

The surrender charge varies by the issue age, sex and class of the insured at the time of issue. The per $1,000 of face amount surrender charge is highest in the first year of your policy and decreases to $0.00 after the end of 10 contract years. For example, a male with an issue age of 35 and a class of preferred nonsmoker will have a first year surrender charge of $19.00 per $1,000, but a male issue age 65 and a class of preferred nonsmoker will have a first year surrender charge of $50.00 per $1,000. The maximum first year surrender charge for all issue ages, sexes, and classes is $52.50 per $1,000. The
$52.50 per $1,000 surrender charge occurs for males issued at a smoker class with issue ages at 58 or older.

The surrender charge at the time of surrender is determined by multiplying the surrender charge listed in your policy form, for the appropriate policy year, times the appropriate face amount of insurance and dividing by 1000. If you change your face amount of insurance after your policy is issued, the face amount used in the surrender charge calculation is the highest face amount which exists during the time from the issue to the time of surrender of your contract.
See"Surrender Charges" on page 27 for samples of the per $1,000 charge for various issue ages, sexes and classes.

Portfolio Expenses

Each investment division invests exclusively in a
corresponding mutual fund portfolio.  Each portfolio
pays an investment advisory fee, and may also incur
other operating expenses. The total expenses for
each
portfolio (as a percentage of assets) for the year
ending December 31,    1998 1999     are shown in
the table below    (except as otherwise noted).

                              	Total
                        	      Expenses
                                    (after expense
Portfolio	                         reimbursement)
VIP Money Market	                  .30%
VIP High Income         	      .70%
VIP Equity-Income(1)	            .58%
VIP Growth(1)           	      .68%
VIP Overseas(1)          	      .91%

VIP II Asset Manager(1)  	      .64%
VIP II Investment Grade Bond	      .57%
VIP II Contrafund(1)	            .70%
VIP II Asset Manager: Growth(1)	.73%
VIP II Index 500(1)	            .35%

VIP III Growth & Income(1)	      .61%
VIP III Balanced(1)      	      .59%
VIP III Growth Opportunities(1)	.71%

American Century VP Capital Appreciation	1.00%
American Century VP Value	      1.00%
American Century VP Balanced      	1.00%
American Century VP International	1.47%
American Century VP Income & Growth	.70%

MFS VIT Emerging Growth(2)(3)	      .85%
MFS VIT Research(2)(3)  	      .86%
MFS VIT Growth with Income(2)(3)	.88%
MFS VIT New Discovery(2)(3)    	1.17%

Lord Abbett VC Growth and Income	.51%
Lord Abbett VC Mid-Cap Value(4)(3)	1.10%
Lord Abbett VC International(4)(3) 	1.35%

(1) This portfolio used a portion of its paid brokerage commissions to reduce its expenses. Certain portfolios used credits gained as a result of uninvested cash balances to reduce custodian and transfer agent expenses. Including these reductions, total operating expenses would have been as follows:

VIP Equity-Income	            0.57%
VIP Growth	                  0.66%
VIP Overseas            	0.89%
VIP II Asset Manager	      0.63%
VIP II Index 500	            0.28%
VIP II Contrafund	            0.66%
VIP II Asset Manager: Growth	0.72%
VIP III Balanced	            0.58%
VIP III Growth Opportunities	0.70%
VIP III Growth & Income	      0.60%

 (2) MFS has agreed to bear expenses for this portfolio, such that the portfolio's other expenses shall not exceed
0.25%.  Without
this limitation, the other expenses and total expenses would be
 4.32% and 5.22% for the MFS VIT New Discovery.

(2) Each of the MFS Series has an expense offset arrangement, which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also havae the effect of reducing the series' expenses. The expenses shown above do not take into account these expense reductions, and are therefore higher than the actual expenses of the series.See "Charges In The Funds" on page 30.

(3) The expense figures shown for these portfolios are based on estimated expenses for 1999 since the portfolios were not in existence during 1998.

PORTFOLIO ANNUAL EXPENSES(1)
(as a percentage of Portfolio average net assets after fee waivers after expenses reimbursement but before any reductions for custodian and transfer agent expenses.)

                           		        TOTAL
                   	MANAGEMENT OTHER	  ANNUAL
                      	FEES	     EXPENSES
EXPENSES(2)
VIP Money Market
  Portfolio	            0.18% 	0.09%	 0.27%
VIP High Income
  Portfolio	            0.58% 	0.11%	0.69%
VIP Equity-Income(3)
  Portfolio 	      0.48% 	0.09%	0.57%
VIP Growth(3)
  Portfolio	            0.58% 	0.08%	0.66%
VIP Overseas(3)
  Portfolio	            0.73% 	0.18%	0.91%
VIP II Asset Manager(3)
  Portfolio 	      0.53% 	0.10%	0.63%
VIP II Investment Grade Bond
  Portfolio	            0.43% 	0.11%	0.54%
VIP II Contrafund(3)
   Portfolio        	0.58% 	0.09%	0.67%
VIP II Asset Manager: Growth(3)
   Portfolio       	0.58% 	0.13%	0.71%
VIP II Index 500(4)
   Portfolio	      0.24% 	0.04%	0.28%
VIP III Growth & Income(3)
   Portfolio       	0.48% 	0.12%	0.60%
VIP III Balanced(3)
  Portfolio 	      0.43% 	0.14%	0.57%
VIP III Growth Opportunities(3)
  Portfolio	            0.58% 	0.11%	0.69%
American Century VP Capital Appreciation
  Portfolio	           1.00%  	0.00%	1.00%
American Century VP Value
  Portfolio	           1.00%  	0.00%	1.00%
American Century VP Balanced
  Portfolio	           0.90%  	0.00%	0.90%
American Century VP International
  Portfolio            1.34%  	0.00%	1.34%
American Century VP Income & Growth
  Portfolio	           0.70%  	0.00%	0.70%
MFS VIT Emerging Growth(5)
  Series	           0.75%  	0.09%	0.84%
MFS VIT Research(5)
  Series	           0.75%  	0.11%	0.86%
MFS VIT Growth with Income(5)
  Series	           0.75%  	0.13%	0.88%
MFS VIT New Discovery(5) (6)
  Series	           0.90%  	0.17%	1.07%
Lord Abbett VC Growth & Income
  Portfolio	           0.50%  	0.37%	0.87%
Lord Abbett VC Mid-Cap Value(7)
  Portfolio            0.75%  	0.35%	1.10%
Lord Abbett VC International(7)
  Portfolio	           1.00%  	0.35%	1.35%

(1) The fund data was provided by the funds or their managers.
Midland has not independently verified the accuracy of the Fund data.

(2) The annual expenses shown are based on actual expenses for
1999.  The expenses shown for Fidelity's VIP, VIP
II, and VIP III
Portfolios are those applicable to the Initial
Class.

(3) A portion of the brokerage commissions the fund paid was used to reduce its expenses. In addition, certain funds have entered into arrangements with their custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce custodian and transfer agent expenses.
Including these
reductions, total operating expenses would have been as follows:

VIP Equity-Income Portfolio	            0.56%
VIP Growth Portfolio	                  0.65%
VIP Overseas Portfolio	                  0.87%
VIP II Asset Manager Portfolio	      0.62%
VIP II Contrafund Portfolio	            0.65%
VIP II Asset Manager: Growth Portfolio	0.70%
VIP III Balanced Portfolio	            0.55%
VIP III Growth Opportunities Portfolio	0.68%
VIP III Growth & Income Portfolio    	0.59%

 (4) Fidelity Management and Research agreed to
reimburse a
portion of the VIP II Index 500 expenses during
1999.  Without
this reimbursement, the other expenses and total
expenses would
have been:
		            Other	      Total
                  	Expenses	Expenses
	VIP II Index 500	0.10%	      0.34%

(5) Each of the MFS Series has an expense offset
arrangement,
which reduces the series' custodian fee based upon
the amount of
cash maintained by the series with its custodian and
dividend
disbursing agent.  Each series may enter into other
such
arrangements and directed brokerage arrangements,
which would
also have the effect of reducing the series'
expenses.  The
expenses shown above do not take into account these
expense
reductions, and are therefore higher than the actual
expenses of
the series.  Including these reductions, the total
expenses would
have been as follows:
MFS VIT Emerging Growth Series	0.83%
MFS VIT Research Series	            0.85%
MFS VIT Growth With Income Series	0.87%
MFS VIT New Discovery Series	      1.05%

(6) MFS has agreed to bear expenses for this
portfolio such that the
portfolio's other expenses shall not exceed 0.15%.
Without this
limitation, the other expenses and total expenses
would have
been:
                       	Other	      Total
                      	Expenses	Expenses
MFS VIT New Discovery	1.59%	      2.49%

(7) Lord Abbett & Co has agreed to reimburse a portion of the expenses for the VC Mid-Cap Value and VC
International
portfolios. Without this reimbursement, the total expenses would have been 3.72% for the VC Mid-Cap Value and 5.22% for the
VC International Portfolios.


ADDITIONAL INFORMATION ABOUT THE CONTRACTS

Your Right To Examine This Contract

You have a right to examine and cancel the contract.
Your cancellation request must be postmarked by the latest of the following 3 dates:
  10 days after you receive your contract, 10 days after we mail you a notice of this right,
or
  45 days after you sign the contract application.

If you cancel your contract during this period, then we will return your cash value plus all of the charges we have deducted from premiums or from the investment divisions or the cash value. Expenses of the portfolios are not returned.

See "Your Right To Examine The Contract" on page
32.

Your Contract Can Lapse

Your contract remains in force if the net cash surrender value can pay the monthly charges. In addition, during the Minimum Premium Period, your contract will remain in force as long as you meet the applicable minimum premium requirements.

However, the contract can lapse after the Minimum
Premium Period no matter how much you pay in premiums, if the net cash surrender value is insufficient to pay the monthly charges (subject to the grace period). See "Your Contract Can Lapse" on page 32.

Tax Effects of Variable Executive Universal Life
   2
We believe that a contract issued on the basis of a standard rate class should quality as a life insurance contract for federal income tax purposes. It is unclear whether a contract issued on a substandard basis would qualify as a life insurance contract, particularly if you pay the full amount of premiums permitted under the contract. If a contract does not satisfy
Section 7702 of the Internal Revenue code (defining life insurance for tax purposes), we will take appropriate and reasonable steps to try to get the contract to comply with Section 7702.

If a contract qualifies as a life insurance contract for federal income tax purposes, then the death benefit payment is not subject to federal income tax. In addition, under current federal tax law, you do not have to pay income tax on any increases in your cash value as long as they remain in your contract.
A contract may be treated as a "Modified Endowment contract" depending upon the amount of premiums paid in relation to the death benefit. If the contract is a Modified Endowment contract, then all pre-death distributions, including contract loans, will be treated first as distributions of taxable income and then as a return of your investment in the contract. In addition, prior to age 59 1/2, such distributions generally will be subject to a 10% penalty tax.

If the contract is not a Modified Endowment contract, distributions generally will be treated first as a return of your investment in the contract and then as a distribution of taxable income. Moreover, loans will not be treated as distributions. Finally, distributions and loans from a contract that is not a Modified
Endowment contract are not subject to the 10% penalty tax. See "TAX EFFECTS" on page 36.

Illustrations

This prospectus includes sample projections of hypothetical death benefits and cash surrender values, beginning on page 40. These are only hypothetical figures and are not indications of either past or anticipated future investment performance. These hypothetical value projections may be helpful in understanding the long-term effects of different levels of investment performance, charges and deductions.
They may help in comparing this contract to other life insurance contracts. They indicate that if the contract is surrendered in the early contract years, the net cash surrender value may be low compared to never purchasing the policy and investing the money used as premiums at 5% per year. This demonstrates that this contract should not be purchased as a short-term investment.

PART 2: DETAILED INFORMATION
ABOUT VARIABLE
EXECUTIVE UNIVERSAL LIFE    2
INSURANCE FEATURES

This prospectus describes our Variable Executive
Universal Life    2     contract. There may be
contractual
variances because of requirements of the state where your contract is issued.

How the Contracts Differ From Whole Life
Insurance

Variable Executive Universal Life    2
(VEUL   2    )
provides insurance coverage with flexibility in
death
benefits and premium payments.  It enables you to
respond to changes in your life and to take
advantage
of favorable financial conditions.  VEUL   2
differs
from traditional whole life insurance because you may choose the amount and frequency of premium payments, within limits.

In addition, VEUL    2     has two types death
benefit
options.  You may switch back and forth between
these options.  Variable Executive Universal Life
   2
also allows you to change the face amount without purchasing a new insurance policy. However, evidence of insurability may be required.

Application for Insurance

To apply for a contract you must submit a completed application. We decide whether to issue a contract based on the information in the application and our standards for issuing insurance and classifying risks.
If we decide not to issue a contract, then we will return the sum of premiums paid plus interest credited. The maximum issue age is 80.

Death Benefit

We pay the death benefit to the beneficiary when the insured person dies (outstanding indebtedness will be deducted from the proceeds). As the owner, you may choose between two death benefit options:
 Option 1 provides a benefit that equals the face amount of the contract. This "level" death benefit is for owners who prefer insurance coverage that does not vary in amount and has lower insurance charges. Except as described below, the option 1 death benefit is level or fixed at the face amount.
 Option 2 provides a benefit that equals the face amount of the contract plus the cash value on the day the insured person dies. This "variable" death benefit is for owners who prefer to have investment performance reflected in the amount of their insurance coverage. Under Option 2, the value of the death benefit fluctuates with your cash value.

Under both options, Federal tax law may require a greater benefit. This benefit is a percentage multiple of your cash value. The percentage declines as the insured person gets older (this is referred to as the
"corridor" percentage). This minimum death benefit will be your cash value on the day the insured person dies multiplied by the percentage for his or her age.
For this purpose, age is the attained age (last birthday) at the beginning of the contract year of the insured person's death.

The percentages are shown below:








Table of Death Benefits
Based on Cash Value
		The Death		      The Death
		Benefit Will            Benefit Will
		Be At Least		      Be At Least
If The	Equal To	 If The	Equal To
Insured	This Percent Insured	This Percent
Person's	of The	 Person's	of The
Age Is	Cash Value	 Age Is	Cash Value
0-40	            250%  	60	130%
41            	243%	      61	128%
42            	236%  	62	126%
43              	229%	      63	124%
44          	222%  	64	122%
45            	215%  	65	120%
46              	209%  	66	119%
47           	203%  	67	118%
48          	197%  	68	117%
49          	191%  	69	116%

50             	185%  	70	115%
51              	178%  	71	113%
52           	171%  	72	111%
53           	164%  	73	109%
54              	157%  	74	107%

55          	150%  	75-90	105%
56           	146%  	91	104%
57          	142%  	92	103%
58          	138%  	93	102%
59	            134%  	94	101%
		                  95-99	100%

These percentages are based on federal income tax law which require a minimum death benefit, in relation to cash value, for your contract to qualify as life insurance.

For example, assume the insured person is 55 years
old and the face amount is    $100,000 $150,000    .
The
"corridor percentage" at that age is 150%.  Under
Option 1, the death benefit will generally be
   $100,000 $150,000    . However, when the cash
value is
greater than    $66.666.67 $100,000    , the
corridor
percentage applies and the death benefit will be
greater than    $100,000 $150,000     (since 150% of
   $66.666.67 $100,000     equals    $100,000
$150,000    ).  In
this case, at age 55, we multiply the cash value by
a
factor of 150%.  So if the cash value were
   $70,000
$110,000    , then the death benefit would be
   $105,000
$165,000    .

Under Option 2, the death benefit is the face amount
plus the cash value.  In this example, if a 55 year-
old
had a face amount of    $100,000 $150,000     and a
cash
value of    $200,000 $300,000    , then the death
benefit
would be    $300,000 $450,000    .  This figure
results
from either: (a) adding the face amount to the cash
value or (b) multiplying the cash value by the
corridor percentage.  For all cash values higher
than
this level, the corridor percentage would apply.
Therefore, for every $1.00 added to the cash value
above    $200,000 $300,000    , the death benefit
would
increase by $1.50 (at that age).

Under either option, the length of time your contract remains in force depends on the net cash surrender value of your contract and whether you meet the Minimum Premium Period requirements. Your coverage lasts as long as your net cash surrender value can cover the monthly deductions from your cash value. In addition, during the Minimum
Premium Period, your contract remains in force if the sum of your premium payments (minus any loans or withdrawals) is greater than the sum of the monthly minimum premiums for all of the contract months since the contract was issued.

The investment performances of the investment divisions and the interest earned in the General
Account affect your cash value. Therefore, the returns from these investment options can affect the length of time your contract remains in force.
The minimum initial face amount is $150,000.

Maturity Benefit

If the insured person is still living on the
maturity
date, we will pay the beneficiary the cash value
minus any outstanding loans.  The contract will then
end.  The maturity date is the contract anniversary
after the insured person's 100th birthday.  In
certain
circumstances, you may extend the maturity date
   (doing so may have tax consequences).     See
"Maturity
Date" on page 33.

Changes In Variable Executive Universal Life
   2
Variable Executive Universal Life    2     gives you
the
flexibility to choose from a variety of strategies that enable you to increase or decrease your insurance protection.

A reduction in face amount lessens the emphasis on a contract's insurance coverage by reducing both the death benefit and the amount of pure insurance provided. The amount of pure insurance is the difference between the cash value and the death benefit. This is the amount of risk we take. A reduced amount at risk results in lower cost of insurance deductions from your cash value.

A partial withdrawal reduces the cash value and may reduce the death benefit, while providing you with a cash payment, but generally does not reduce the amount at risk. Choosing not to make premium payments may have the effect of reducing the cash value. Under death benefit option 1, reducing the cash value increases the amount at risk (thereby increasing the cost of insurance deductions) while leaving the death benefit unchanged; under death benefit option 2, it decreases the death benefit while leaving the amount at risk unchanged.

Increases in the face amount have the exact opposite effect of decreases.

Changing The Face Amount of Insurance

You may change the face amount of your contract by
sending a written request to our    home
executive
office. You can only change the face amount twice each contract year. All changes are subject to our approval and to the following conditions.

For    increases    :
  Increases in the face amount must be at least
$25,000.
  To increase the face amount, you must provide satisfactory evidence of insurability. If the insured person has become a more expensive risk, then we charge higher cost of insurance fees for the additional amounts of insurance (we may change this procedure in the future).

  Monthly cost of insurance deductions from your
cash value will increase.  There will also be a
surrender charge increase.  These begin on the date
the face amount increase takes effect.
  The right to examine this contract does not apply
to face amount increases.  (It only applies when
you first buy the contract.)
For    decreases    :
  You cannot reduce the face amount below the minimum we require to issue this contract at the time of the reduction.

  Monthly cost of insurance deductions from your cash value will decrease.

  The federal tax law may limit a decrease in the
face amount.     If that limit applies, then your
new
death benefit will be your cash value multiplied by the corridor percentage the federal tax law specifies for the insured's age at the time of the change.

  If you request a face amount decrease after you
have already increased the face amount at
substandard (i.e., higher)    risk cost of
insurance
charges, and the original face amount was at
standard    risk cost of insurance     charges, then
we
will first decrease the face amount that is at
substandard higher    risk cost of insurance
charges    .
We may change this procedure.

Changing Your Death Benefit Option

You may change your death benefit option by
sending a written request to our    home
executive
office. We require satisfactory evidence of insurability to make this change.

If you change from option 1 to option 2, the face amount decreases by your cash value on the date of the change. This keeps the death benefit and amount at risk the same as before the change. We may not allow a change in death benefit option if it would reduce the face amount below the minimum we require to issue this contract at the time of the reduction.

If you change from option 2 to option 1, then the face amount increases by the amount of your cash value on the date of the change. These increases and decreases in face amount are made so that the amount of the death benefit remains the same on the date of the change. When the death benefit remains the same, there is no change in the net amount at risk. This is the amount on which the cost of insurance charges are based.

When Contract Changes Go Into Effect

Any changes in the face amount or the death benefit
option will go into effect on the monthly
anniversary
   of after     the date we approved your request.
After
your request is approved, you will receive a written
notice showing each change.  You should attach this
notice to your contract.  We may also ask you to
return your contract to us at our    home
executive
office so that we can make a change. We will notify you if we do not approve a change you request. For example, we might not approve a change that would disqualify your contract as life insurance for income tax purposes.

Contract changes may have negative tax
consequences. See "TAX EFFECTS" on page 36.

Flexible Premium Payments

You may choose the amount and frequency of premium payments, within the limits described below.

Even though your premiums are flexible, your
contract information page will show a "planned"
periodic premium.  You determine the planned
premium when you apply and can change    them     it
at
any time. You will specify the frequency to be on a quarterly, semi-annual or annual basis. Planned periodic premiums may be monthly if paid by pre-authorized check. Premiums may be bi-weekly if paid by Civil Service Allotment. The planned premiums may not be enough to keep your contract in force.

The insurance goes into effect when we receive your initial minimum premium payment (and approve your application). We determine the initial minimum premium based on:
1) the age, sex, and premium class of the insured person,
2) the initial face amount of the contract, and
3) any additional benefits selected.

All premium payments should be payable to
"Midland". After your first premium payment, all
additional premiums should be sent directly to our
   home executive     office.

We will send you premium reminders based on your
planned premium schedule.  You may make the
planned payment, skip the planned payment, or
change the frequency or the amount of the payment.
Generally, you may pay premiums at any time.
Amounts must be at least $50, unless made    through
a
$30 monthly automatic payment plan by a pre-authorized check. Amounts made by a pre-authorized check can be as low as $30.

Payment of the planned premiums does not guarantee that your contract will stay in force.
Additional
premium payments may be necessary. The planned premiums increase when the face amount of insurance increases. This includes increases resulting from the Automatic Benefit Increase provision. (See
"Automatic Benefit Increase Provision" on page 16 for details on how and when the increases are applied.)

If you send us a premium payment that would cause your contract to cease to qualify as life insurance under Federal tax law, we will notify you and return that portion of the premium that would cause the disqualification.

Premium Provisions During The Minimum Premium
Period. During the Minimum Premium Period, you can keep your contract in force by meeting a minimum premium requirement. The Minimum
Premium Period lasts until the 5th contract anniversary. A monthly minimum premium is shown on your contract information page. (This is not the same as the planned premiums.) The minimum premium requirement will be satisfied if the sum of premiums you have paid, less your loans or withdrawals, is more than the sum of the monthly minimum premiums required to that date. The minimum premium increases when the face amount increases.

During the Minimum Premium Period, your contract
will    enter a grace period and     lapse if:
  the net cash surrender value cannot cover the monthly deductions from your cash value; and
  the premiums you have paid, less your loans or withdrawals, are less than the total monthly minimum premiums required to that date.

This contract lapse can occur even if you pay all of the planned premiums.

Premium Provisions After The Minimum Premium
Period.  After the Minimum Premium Period, your
contract will    enter a grace period and     lapse
if the net
cash surrender value cannot cover the monthly deductions from your cash value. Paying your planned premiums may not be sufficient to maintain your contract because of investment performance, charges and deductions, contract changes or other factors. Therefore, additional premiums may be necessary to keep your contract in force.

Allocation of Premiums

Each net premium will be allocated to the investment
divisions or to our General Account on the day we
receive it (except that any premium received before
we issue the contract will not be allocated or
invested
until we issue the contract).  The net premium is
the
premium minus    a premium charge sales charge, a
premium tax     and    any expense a service
charge   s
   (deducted only if you are on a Civil Service
Allotment Premium Mode.)      Each premium is put
into your cash value according to your instructions.
Your contract application may provide directions to
allocate net premiums to our General Account or the
investment divisions.  You may not allocate your
cash value to more than 10 investment divisions at
any one point in time.  Your allocation instructions
will apply to all of your premiums unless you write
to
our    home executive     office with new
instructions.
Allocation percentages may be any whole number from 0 to 100. The sum of the allocation percentages must equal 100. Of course, you may choose not to allocate a premium to any particular investment division. See "THE GENERAL ACCOUNT" on page
25. Any premium received before the record date will be held and earn interest in the General
Account
until the day after the record date. When this period ends your instructions will dictate how we allocate it.

Additional Benefits

You may include additional benefits in your contract.
Certain benefits result in an additional monthly deduction from your cash value. You may cancel these benefits at any time. The following briefly summarizes the additional benefits that are currently available:
(1) Disability Waiver Benefit: With this benefit, we waive monthly charges from the cash value if the insured person becomes totally disabled on or after his/her 15th birthday and the disability continues for at least 6 months. If a disability starts before the contract anniversary following the insured person's
60th birthday, then we will waive monthly deductions for as long as the disability continues.
(2) Monthly Disability Benefit: With this benefit, we pay a set amount into your cash value each month
(the amount is on your contract information page).
The benefit is payable when the insured person becomes totally disabled on or after their 15th birthday and the disability continues for at least 6 months. The disability must start before the contract anniversary following the insured person's 60th birthday. The benefit will continue until the insured person reaches age 65. If the amount of benefit paid into the cash value is more than the amount allowed under the income tax code, the monthly benefit will be paid to the insured person.
(3) Accidental Death Benefit: We will pay an additional benefit if the insured person dies from a physical injury that results from an accident, provided the insured person dies before the contract anniversary that is within a half year of his or her 70th birthday.
(4) Children's Insurance Rider: This benefit provides term life insurance on the lives of the insured person's children. This includes natural children, stepchildren and legally adopted children, between the ages of 15 days and 21 years. They are covered until the insured person reaches age 65 or the child reaches age 25.
(5) Family Insurance Rider: This benefit provides term life insurance on the insured person's children as does the Children's Insurance. It also provides decreasing term life insurance on the insured's spouse.
(6) Additional Insured Rider: You may provide term insurance for another person, such as the insured person's spouse, under your contract. A separate charge will be deducted for each additional insured.
(7) Guaranteed Insurability Rider: This benefit provides for additional amounts of insurance without further evidence of insurability.
(8) Living Needs Rider: This benefit provides an accelerated death benefit as payment of an "Advanced Sum," in the event the insured person is expected to die within 12 months.

You can choose the    amount of the     death
benefit
amount to accelerate at the time of the claim. The maximum advanced sum is 50% of the eligible death benefit (which is the death benefit of the contract plus the sum of any additional death benefits on the life of the insured person provided by any eligible riders).
Currently, there is a maximum of $250,000 and a minimum of $5,000.

There is no charge for this benefit prior to the time of a payment. The amount of the advanced sum is reduced by expected future interest and may be reduced by a charge for administrative expenses.
On the day we pay the accelerated benefit, we will reduce the following in proportion to the reduction in the eligible death benefit:
a. the death benefit of the contract and of each eligible rider
b. the face amount
c. any cash values
d. any outstanding loan

When we reduce the cash value, we allocate the reduction based on the proportion that your unloaned amounts in the General Account and your amounts in the investment divisions bear to the total unloaned portion of your cash value.

Pursuant to the Health Insurance Portability and
Accountability Act of 1996, we believe that for federal income tax purposes an advanced sum payment made under the living needs rider should be fully excludable from the gross income of the beneficiary, as long as the beneficiary is the insured person under the contract. However, you should consult a qualified tax advisor about the consequences of adding this rider to a contract or requesting an advanced sum payment under this rider.

   Extended Maturity Option

This option allows the maturity date to be extended indefinitely, or as long as allowed by the IRS. If the insured is alive on the maturity date and this contract is still in force and not in the grace period, this option may be elected. In order to elect this option, all of the Cash Value must be transferred to either the General Account or the Money Market Investment
Division and the death benefit option must be elected as Option 1. Once your policy is extended beyond the Maturity Date, there will be no further monthly deductions and we will only allow transfers to the General Account or the Money Market Investment
Division. Furthermore, we will not allow any of the following to occur:

  Increase in the Specified Amount of Insurance
  Changes in the Death Benefit Options
  Premium Payments

The Extended Maturity Option election may have tax consequences. Consult your tax advisor before taking this election.

Automatic Benefit Increase Provision

The Automatic Benefit Increase (ABI) provision is a contract rider that allows for face amount increases to keep pace with inflation. All standard issues of regularly underwritten policies issued after May 1, 1998, include the ABI provision, except where the issue age of the primary insured is older than 55.
In
addition, the ABI provision is not included where the billing mode is military government allotment, civil service allotment or list bill.

The ABI can automatically increase your face amount every two years, based on increases in the Consumer
Price Index. The increases will occur on the 2nd contract anniversary and every two years thereafter, unless you reject an increase. The increases continue until the rider terminates. We send you a notice about the increase amounts at least 30 days before the increase date. You have the right to reject any increase in face amount by sending us a notice before it takes effect. If you reject an increase, then the ABI provision terminates. (See your ABI rider for exact details.)

We calculate each face amount increase under the
ABI provision as follows:
(a)	The eligible face amount,    multiplied by
(b)	The Consumer Price Index 5 months before the
increase date,    divided by
(c) The Consumer Price Index 29 months before the
increase date,    minus    .
(d) The eligible face amount from part (a).

The eligible face amount is the sum of the portions of the face amount of insurance that are in the non-smoker, ordinary or preferred premium class.
The maximum increase is the lesser of $50,000 or 20% of the eligible face amount. The ABI provision automatically terminates once the total of the increases is more than twice the initial face amount.
The Consumer Price Index is the U.S. Consumer
Price Index for all urban consumers as published by the U.S. Department of Labor. (See your policy form for more details on this index.)

The ABI provision does not require separate monthly charges, but it does affect the amount of your monthly cost of insurance charge by increasing your face amount. (See "Deductions From Your Cash
Value" on page 27.)

ABI increases also increase the planned and minimum premiums. (See Your ABI Rider and Your
Base Contract Policy Form for exact details.)
   The Automatic Benefit Increase Provision may have tax consequences. Consult your tax advisor for questions.

SEPARATE ACCOUNT INVESTMENT
CHOICES

Our Separate Account And Its Investment
Divisions

The "Separate Account" is our Separate Account A,
established under the insurance laws of the State of
South Dakota.  It is a unit investment trust
registered
with the Securities and Exchange Commission (SEC)
under the Investment Company Act of 1940 but this
registration does not involve any SEC supervision
of its management or investment policies.  The
Separate Account meets the definition of a "Separate
Account" under the federal securities laws.  The
Separate Account has a number of investment
divisions, each of which invests in the shares of a
corresponding portfolio of the Funds. You may
allocate part or all of your net premiums to ten of
the
twenty-   three five     investment divisions of our
Separate Account.

The Funds

Each of the    23 25     portfolios available under
the
contract is a "series" of one of the following
investment companies:
1. Fidelity's Variable Insurance Products Fund
   Initial Class    ,
2. Fidelity's Variable Insurance Products Fund II
   Initial Class    ,
3. Fidelity's Variable Insurance Products Fund III
   Initial Class    ,
4. American Century Variable Portfolios, Inc.,
5. MFS(r) Variable Insurance Trusts, and
6. Lord Abbett   's     Series Fund, Inc.

The Funds' shares are bought and sold by our Separate Account at net asset value. More detailed information about the Funds and their investment objectives, policies, risks, expenses and other aspects of their operations, appear in their prospectuses, which accompany this prospectus.

Midland may from time to time receive revenue from
the Funds and/or from their managers.  The amounts
of the revenue, if any,    may vary between funds
and
portfolios and may     be based on the amount of
Midland's investments in the Funds.

Investment Policies Of The Portfolios

Each portfolio tries to achieve a specified investment objective by following certain investment policies.
A
portfolio's objectives and policies affect its returns and risks. Each investment division's performance depends on the experience of the corresponding portfolio. The objectives of the portfolios are as follows:

Portfolio
Objective

VIP Money Market
   Portfolio
Seeks as high a level of
current income as is
consistent with preservation
of capital and liquidity by
investing in U.S. dollar-
denominated money market
securities.

VIP High Income
   Portfolio
Seeks a high level of current
income by investing
primarily in income-
producing debt securities
while also considering
growth of capital. Policy
owners should understand
that the fund's unit price
may be volatile due to the
nature of the high yield
bond marketplace.

VIP Equity-Income
   Portfolio
Seeks reasonable income by
investing primarily in
income-producing equity
securities. In choosing these
securities, the Manager will
consider the potential for
capital appreciation. The
Portfolio's goal is to achieve
a yield which exceeds the
composite yield on the
securities comprising the
Standard & Poor's
Composite Index of 500
Stocks.

VIP Growth    Portfolio
Seeks capital appreciation
by investing in common
stocks. The adviser invests
the fund's assets in
companies the adviser
believes have above-average
growth potential.
VIP Overseas    Portfolio
Seeks long-term growth of
capital, primarily through
investments in foreign
securities.

VIP II Asset Manager
   Portfolio
Seeks high total return with
reduced risk over the long
term by allocating its assets
among domestic and foreign
stocks, bonds and short-term
instruments.

VIP II Investment
Grade Bond    Portfolio
Seeks a   s     high a level of
current income as is
consistent with the
preservation of capital by
investing in U.S. dollar-
denominated investment-
grade bonds.

VIP II Contrafund
   Portfolio
Seeks to achieve capital
appreciation over the long
term by investing in
common stocks and
securities of companies
whose value the manager
believes is not fully
recognized by the public.

VIP II
Asset Manager: Growth
   Portfolio
Seeks to maximize total
return by allocating its
assets among stocks, bonds,
short-term instruments, and
other investments.

VIP II Index 500
   Portfolio
Seeks to provide investment
results that correspond to the
total return of common
stocks publicly traded in the
United States by duplicating
the composition and total
return of the Standard &
Poor's Composite Index of
500 Stocks.

VIP III Growth &
Income    Portfolio
Seeks high total return,
combining current income
and capital appreciation.
Invests mainly in stocks that
pay current dividends and
show potential for capital
appreciation.

VIP III Balanced
   Portfolio
Seeks both income and
growth of capital. When
FMR's outlook is neutral, it
will invest approximately
60% of the fund's assets in
equity securities and will
always invest at least 25%
of the fund's assets in fixed-
income senior securities.

VIP III Growth
Opportunities    Portfolio
Seeks capital growth by
investing primarily in
common stocks. Although
the fund invests primarily in
common stocks, it has the
ability to purchase other
securities, including bonds,
which may be lower-quality
debt securities.

American Century
VP Capital
Appreciation    Portfolio
Seeks capital growth by
investing primarily in
common stocks that
management considers to
have better-than-average
prospects for appreciation.

American Century
VP Value    Portfolio
Seeks long-term capital
growth with income as a
secondary objective. Invests
primarily in equity securities
of well-established
companies that management
believes to be under-valued.

American Century
VP Balanced    Portfolio
Seeks capital growth and
current income. Invests
approximately 60 percent of
its assets in common stocks
that management considers
to have better than average
potential for appreciation
and the rest in fixed income
securities.

American Century
VP International
   Portfolio
Seeks capital growth by
investing primarily in
securities of foreign
companies that management
believes to have potential
for appreciation.

American Century
VP Income & Growth
   Portfolio
Seeks dividend growth,
current income and capital
appreciation.  The Portfolio
will seek to achieve its
investment objective by
investing in common stocks.

MFS VIT
Emerging Growth
   Series

Seeks to provide long-term
growth of capital.     Dividend
and interest income from
portfolio securities, if any, is
incidental to the Series'
investment objective of
long-term growth capital.

MFS VIT Research
   Series
Seeks to provide long-term
growth of capital and future
income.

MFS VIT Growth
with Income    Series
Seeks to provide reasonable
current income and long-
term growth of capital and
income.

MFS VIT New
Discovery    Series
Seeks capital appreciation.

Lord Abbett VC
Growth and Income
   Portfolio
   Lord Abbett VC Mid-
Cap Value Portfolio



   Lord Abbett VC
International Portfolio
Seeks long-term growth of
capital and income without
excessive fluctuation in
market value.

   Seeks capital appreciation
through investments,
primarily in equity securities
which are believed to be
undervalued in the
marketplace.

Seeks long-term capital
appreciation. Invests
primarily in equity securities
of non-U.S. issuers.</R.




Fidelity Management & Research Company manages the VIP, VIP II and VIP III portfolios. American
Century Investment Management, Inc. manages the
American Century VP Portfolios. MFS(r) Services
Company manages the MFS Variable Insurance
Trusts.  Lord Abbett & Co. manages the Lord Abbett
Series Fund, Inc.

The Fund portfolios available under these contracts are not available for purchase directly by the general public, and are not the same as the mutual funds with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of the portfolios are very similar to the investment objectives and policies of other (publicly available) mutual fund portfolios that have very similar or nearly identical names and that are or may be managed by the same investment advisor or manager. Nevertheless, the investment performance and results of any of the Funds' portfolios that are available under the contracts may be lower, or higher, than the investment results of such other (publicly available) portfolios. There can be no assurance, and no representation is made, that the investment results of any of the available portfolios will be comparable to the investment results of any other portfolio or mutual fund, even if the other portfolio or mutual fund has the same investment advisor or manager and the same investment objectives and policies and a very similar or nearly identical name.

USING YOUR CASH VALUE

The Cash Value

Your cash value is the sum of your amounts in the various investment divisions and in the General
Account (including any amount in our General
Account securing a contract loan). Your cash value reflects various charges. See "DEDUCTIONS AND
CHARGES" on page 26. Monthly deductions are made

   on the contract date     on the first day of
each
contract month. Transaction and surrender charges are made on the effective date of the transaction.
Charges against our Separate Account are reflected daily.

We guarantee amounts allocated to the General
Account. There is no guaranteed minimum cash value for amounts allocated to the investment divisions of our Separate Account. You bear that investment risk. An investment division's performance will cause your cash value to go up or down.

Amounts In Our Separate Account

Amounts allocated or transferred to the investment
divisions are used to purchase accumulation units.
Accumulation units of an investment division are
purchased when you allocate premiums, repay loans
or transfer amounts to that division.  Accumulation
units are redeemed when you make withdrawals,    or
when you     transfer amounts from an investment
division (including transfers for loans),
   when     we
make monthly deductions and charges, and    to when
we     pay the death benefit.  The number of
accumulation units purchased or redeemed in an investment division is calculated by dividing the dollar amount of the transaction by the division's accumulation unit value at the end of that day. The value you have in an investment division is the accumulation unit value times the number of accumulation units credited to you. The number of accumulation units credited to you will not vary because of changes in accumulation unit values.
How We Determine The Accumulation Unit Value
We determine accumulation unit values for the investment divisions at the end of each business day.
Accumulation unit values fluctuate with the investment performance of the corresponding portfolios of the Funds. They reflect investment income, the portfolio's realized and unrealized capital gains and losses, the Funds' expenses, and our deductions and charges. The accumulation unit value for each investment division is set at $10.00 on the first day there are contract transactions in our Separate Account associated with these contracts.
After that, the accumulation unit value for any business day is equal to the accumulation unit value for the previous business day multiplied by the net investment factor for that division on that business day.

We determine the net investment factor for each
investment division every business day as follows:
  We take the value of the shares belonging to the
division in the corresponding Fund portfolio at the
close of business that day (before giving effect to
any contract transactions for that day, such as
premium payments or surrenders). We use the
share value reported to us by the Fund.
  We add any dividends or capital gains
distributions
paid by the portfolio on that day.
  We divide this amount by the value of the amounts
in the investment division at the close of business
on the preceding business day (after giving effect
to any contract transactions on that day).
  We subtract a daily asset charge for each calendar
day between business days (for example, a
Monday calculation may include charges for
Saturday and Sunday). The daily charge is
 .0024547%, which is an effective annual rate of
0.90%.  We currently intend to reduce this charge
to    0.50% 0.25%     after the 10th contract year.
(This
   reduction     is not guaranteed.)  (See
"Mortality and
Expense Risks" on page 21.)

  We may subtract any daily charge for taxes or amounts set aside as tax reserves.

Cash Value Transactions

The transactions described below may have different effects on your cash value, death benefit, face amount or cost of insurance changes. You should consider the net effects before making any cash value transactions. Certain transactions have fees.
Remember that upon completion of these
transactions, you may not have your cash value allocated to more than 10 investment divisions.

Transfers Of Cash Value

You may transfer amounts among the investment
divisions and between the General Account and any
investment divisions.  To make a transfer of cash
value, write to our    home executive     office.
Currently,
you may make an unlimited number of transfers of
cash value in each contract year.  But we reserve
the
right to assess a $25 charge after the 12th transfer
in a
contract year.  If we charge you for making a
transfer,
then we will allocate the charge as described under
"Deductions and Charges - How Cash Value Charges
Are Allocated" on page 29.  Although a single
transfer request may include multiple transfers, it
will
be considered a single transfer for fee purposes.
Transfer requests received before 3:00 p.m. (Central
Standard Time) will take affect on the same day if
that day is a business day.  Otherwise, the transfer
request will take affect on the business day
following
the day we receive your request.    The unit values
are
determined on the day the transfer takes affect.
Transfers are effected at unit values determined at the close of business on the day the transfer takes effect.
The minimum transfer amount is $200. The minimum amount does not have to come from or be transferred to just one investment division. The only requirement is that the total amount transferred that day equals the transfer minimum.

The total amount that can be transferred from the General Account to the Separate Account, in any contract year, cannot exceed the larger of:
1. 25% of the unloaned amount in the General
Account at the beginning of the contract year, or
   2. $25,000 $25,000 (We reserve the right to decrease this to $1,000).

These limits do not apply to transfers made in a Dollar Cost Averaging program that occurs over a time period of 12 or more months.

Dollar Cost Averaging

The Dollar Cost Averaging (DCA) program enables you to make monthly transfers of a predetermined dollar amount from the DCA source account (any investment division or the General Account) into one or more of the investment divisions. By allocating monthly, as opposed to allocating the total amount at one time, you may reduce the impact of market fluctuations. This plan of investing does not insure a profit or protect against a loss in declining markets.
The minimum monthly amount to be transferred using DCA is $200.

You can elect the DCA program at any time. You must complete the proper request form, and there must be a sufficient amount in the DCA source account. The minimum amount required in the DCA source account for DCA to begin is the sum of $2,400 and the minimum premium. You can get a sufficient amount by paying a premium with the DCA request form, allocating premiums, or transferring amounts to the DCA source account. The DCA election will specify:
a. The DCA source account from which DCA transfers will be made,
b. That any money received with the form is to be placed into the DCA source account,
c. The total monthly amount to be transferred to the other investment divisions, and
d. How that monthly amount is to be allocated among the investment divisions.

The DCA request form must be received with any premium payments you intend to apply to DCA.
Once DCA is elected, additional premiums can be deposited into the DCA source account by sending them in with a DCA request form. All amounts in the DCA source account will be available for transfer under the DCA program.

Any premium payments received while the DCA program is in effect will be allocated using the allocation percentages from the DCA request form, unless you specify otherwise. You may change the DCA allocation percentages or DCA transfer amounts twice during a contract year.

If it is requested when the contract is issued, then
DCA will start at the beginning of the 2nd contract month. If it is requested after issue, then DCA will start at the beginning of the 1st contract month which occurs at least 30 days after the request is received.
DCA will last until the value in the DCA source account falls below the allowable limit or until we receive your written termination request. DCA automatically terminates on the maturity date.
   Midland does not charge any specific fees for you to participate in a DCA program. However, transfers made through a DCA program which only extends for a fewer than 12 months will be included in counting the number of transfers of cash value. While we currently allow an unlimited number of free transfers, we reserve the right to charge for each transfer after the 12th one in any contract year.

We reserve the right to end the DCA program by sending you one month's notice.

   Portfolio Rebalancing

The Portfolio Rebalancing Option allows
policyowners, who are not participating in a Dollar
Cost Averaging program, to have the Company
automatically reset the percentage of cash value
allocated to each investment division to a pre-set
level.  For example, you may wish to specify that
30% of your cash value be allocated to the VIP
Growth Investment Division, 40% in the VIP High
Income Investment Division and 30% in the VIP II
Overseas Investment Division.  Over time, the
variations in the investment division's investment
results will shift the percentage allocations of
your
cash value.  If you elect this option, then at each
contract anniversary, we will transfer amounts
needed
to "re-balance" the cash value to the specified
percentages selected by you.  Rebalancing is not
available to amounts in the General Account.
Rebalancing may result in transferring amounts from
an investment division earning a relatively high
return to one earning a relatively low return.
Even with a Portfolio Rebalancing Option, you can
only allocate your total cash value in up to at most
10
investment divisions. We reserve the right to end the
Portfolio Rebalancing Option by sending you one month's notice. Contact us at our Executive Office to elect the Portfolio Rebalancing Option.
Midland does not charge any specific fees for you to participate in a portfolio rebalancing program.
However, transfers made through a portfolio rebalancing program which only extends for fewer than 12 months will be included in counting the number of transfers of cash value. While we currently allow an unlimited number of free transfers, we do reserve the right to charge for each transfer after the 12th one in any contract year.

Contract Loans

If your contract has a TSA Life 403(b) Endorsement,
contract loans are not available and this section is
not
applicable to your contract.     Whenever your
contract
has a net cash surrender value, you may borrow up to 92% of the cash surrender value using only your contract as security for the loan. If you request an additional loan, then the outstanding loan and loan interest will be added to the additional loan amount and the original loan will be canceled. Thus, you will only have one outstanding loan.

We pay you interest on this loaned amount, currently
at an annual rate of    6.0% 3.5%.  After the 10th
contract year, we guarantee that the annual rate of interest paid on the loaned portion of the cash value will equal 8% (which is equal to the interest rate charged on the contract loan) for the portion of the loan that is from earnings (that is, the portion that does not exceed the cash value minus total premiums paid).

A loan taken from, or secured by, a contract may have federal income tax consequences. See "TAX
EFFECTS" on page 36.

You may request a loan by contacting our    home
executive     office. You should tell us how much of
the
loan you want taken from your unloaned amount in the General Account or from the Separate Account investment divisions. If you do not tell us how to allocate your loan, the loan will be allocated according to your deduction allocation percentages as described under "How Cash Value Charges Are
Allocated" on page 29. If the loan cannot be allocated this way, then we will allocate it in proportion to the unloaned amounts of your cash value in the General Account and each investment division. We will redeem units from each investment division equal in value to the amount of the loan allocated to that investment division (and transfer these amounts to the General Account).

Contract Loan Interest.     Currently     interest
on a
contract loan accrues daily at an annual interest
rate
of    8% 5.5%.  We guarantee that this rate will not
exceed 8% per year.

   After the 10th contract year, you may be able to take preferred loans provided your cnotract's cash value is large enough. Preferred loans are loans up to the cash value less the total premiums paid. We guarantee that the annual rate of interest paid on preferred loans will be equal to the interest rate charges on such loans. At the current time, we are charging 3.5% on preferred loans and thus preferred loans are being credited an annual interest rate of 3.5%.

Interest is due on each contract anniversary.     If
you
request an additional loan, then the outstanding
loan
and loan interest will be added to the additional
loan
amount and the original loan will be cancelled.
Thus,
you will only have one outstanding loan.      If you
do
not pay the interest when it is due, then it will be added to your outstanding loan and allocated based on the deduction allocation percentages for your cash value. This means we make an additional loan to pay the interest and will transfer amounts from the General Account or the investment divisions to make the loan. If we cannot allocate the interest based on these percentages, then we will allocate it as described above for allocating your loan.

Repaying The Loan. You may repay all or part of a contract loan while your contract is in force.
While
you have a contract loan, we assume that any money you send us is meant to repay the loan. If you wish to have any of these payments serve as premium payments, then you must tell us in writing.
You may choose how you want us to allocate your repayments. If you do not give us instructions, we will allocate your repayments based on your premium allocation percentages.

The Effects Of A Contract Loan On Your Cash Value.
A loan against your contract will have a permanent effect on your cash value and benefits, even if the loan is repaid. When you borrow on your contract, we transfer your loan amount into our General
Account where it earns a declared rate of interest.
You cannot invest that loan amount in any Separate
Account investment divisions. You may earn more or less on the loan amount, depending on the performance of the investment divisions and whether they are better or worse than the rates declared for the unloaned portion of the General Account.

Your Contract May Lapse. Your loan may affect the amount of time that your contract remains in force.
For example, your contract may lapse because the loaned amount cannot be used to cover the monthly deductions that are taken from your cash value. If these deductions are more than the net cash surrender value of your contract, then the contract's lapse provisions may apply. Since the contract permits loans up to 92% of the cash surrender value, loan repayments or additional premium payments may be required to keep the contract in force, especially if you borrow the maximum.

Withdrawing Money From Your Cash Value

You may request a partial withdrawal of your net
cash surrender value by writing to our    home
executive     office.     You will not incur a
deferred sales
charge or deferred issue charge There is no
surrender
charge on partial withdrawals.      Partial
withdrawals
are subject to certain conditions.  They must:
  be at least $200,
  total no more than 50% of the net cash surrender value in any contract year, allow the death benefit to remain above the minimum for which we would issue the contract at that time, allow the contract to still qualify as life insurance under applicable tax law.

You may specify how much of the withdrawal you want taken from each investment division. If you do not tell us, then we will make the withdrawal as described in "Deductions and Charges - How Cash
Value Charges Are Allocated" on page 29.

Withdrawal Charges. When you make a partial withdrawal more than once in a contract year, a charge of $25 (or 2% of the amount withdrawn, whichever is less), will be deducted from your cash value. If you do not give us instructions for deducting the charge, then it will be deducted as described under "Deductions and Charges - How
Cash Value Charges Are Allocated" on page 29.
In general, we do not permit you to make a withdrawal on monies for which your premium check has not cleared your bank.

The Effects Of A Partial Withdrawal.  A partial
withdrawal reduces the amount in your cash value,
the cash surrender value and generally the death
benefit on a dollar-for-dollar basis.  If the death
benefit is based on the corridor percentage
multiple,
then the death benefit reduction could be greater.
If
you have death benefit option 1, then we will also
reduce the face amount of your contract so that
there
will be no change in the net amount at risk.  We
will
send you a new contract information page to reflect
this change.  Both the withdrawal and any reductions
will be effective as of the date we receive your
request at our    home executive     office.

A contract loan might be better than a partial withdrawal if you need temporary cash.

Surrendering Your Contract

You may surrender your contract for its net cash
surrender value while the insured person is living.
You do this by sending both a written request and
the
contract to our    home executive     office.  The
net cash
surrender value equals the cash surrender value minus any loan outstanding (including loan interest).

During the first    12 10     contract years, the
cash
surrender value is the cash value minus the
surrender
charge.  After    12 10     years, the cash
surrender value
equals the cash value.  We will compute the net cash
surrender value as of the date we receive your
request
and contract at our    home executive     office.
All of
your insurance coverage will end on that date.

THE GENERAL ACCOUNT

You may allocate all or some of your cash value to the General Account. The General Account pays interest at a declared rate. We guarantee the principal after deductions. The General Account supports our insurance and annuity obligations. Because of applicable exemptive and exclusionary provisions, interests in the General Account have not been registered under the Securities Act of 1933, and the General Account has not been registered as an investment company under the Investment
Company Act of 1940.  Accordingly, neither the
General Account nor any interests therein are generally subject to regulation under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus for your information and which relate to the General Account.

You may accumulate amounts in the General
Account by:
  allocating net premium and loan payments,
  transferring amounts from the investment
divisions,
  securing any contract loans, or
  earning interest on amounts you already have in
the General Account.

This amount is reduced by transfers, withdrawals and allocated deductions.

We pay interest on all your amounts in the General
Account. The annual interest rates will never be less than 3.5%. We may, at our sole discretion, credit interest in excess of 3.5%. You assume the risk that interest credited may not exceed 3.5%. We may pay different rates on unloaned and loaned amounts in the
General Account. Interest compounds daily at an effective annual rate that equals the annual rate we declared.

You may request a transfer between the General
Account and one or more of the investment divisions, within limits. See "Transfers of Cash Value".
   The General Account may not be available in all states, Your state of issue will determine if the General Account is available on your contract.
Please check your policy form to see if the General
Account is available on your contract.

DEDUCTIONS AND CHARGES

Deductions From Your Premiums

We deduct a    sales charge premium charge, a
premium tax charge    , and in some cases a service
charge from each premium. The rest of each premium (called the net premium) is placed in your cash value.

   Since this charge is a percentage of paid premiums, the amount of the charge will vary with the amount of premium.

Sales Charge.  We deduct a    2.5% 5.0% premium
charge sales charge     from each premium payment.
   We
currently intend to eliminate this charge after the
15th
contract year.  (This is not guaranteed)    . This
charge
partially reimburses us    for premium taxes we
incur,
and     for the selling and distributing costs of
this
contract.  These include commissions and the costs
of
preparing sales literature and printing
prospectuses.
(We also deduct a    deferred sales surrender
charge if
you surrender your contract for its net cash
surrender
value or let your contract lapse in the first    12
10
years. See "Surrender Charge   s    " on page 29.)

   Premium Tax Charge. Some states and other jurisdictions (cities, counties, municipalities) tax premium payments and some levy other charges. We deduct 2.5% of each premium for those tax charges.
These tax rates currently range from 0.75% to 4%.
We expect to pay at least 2.5% of most premiums in premium tax because of certain retaliatory provisions in the premium tax regulations. If we pay less, then we may reduce the charge for that premium.

This is a tax to Midland so you cannot deduct it on your income tax return. Since the charge is a percentage of your premium, the amount of the charge will vary with the amount of the premium.
We may increase this charge if our premium tax expenses increase. We reserve the right to vary this charge by state. If we make such a change, then we will notify you.

Service Charge.  If you have chosen the Civil
Service
Allotment Mode, then we deduct $.46 from each premium payment. The $.46 covers the extra expenses we incur in processing bi-weekly premium payments.

Charges Against The Separate Account

Fees and charges allocated to the investment
divisions reduce the amount in your cash value.
Mortality and Expense Risks.  We charge for
assuming mortality and expense risks.  We guarantee
that monthly administrative and insurance deductions
from your cash value will never be greater than the
maximum amounts shown in your contract.  The
mortality risk we assume is that insured people will
live for shorter periods than we estimated.  When
this
happens, we have to pay a greater amount of death
benefits than we expected.  The expense risk we
assume is that the cost of issuing and administering
contracts will be greater than we expected.  We
charge for mortality and expense risks at an
effective
annual rate of 0.90% of the value of the assets in
the
Separate Account attributable to Variable Executive
Universal Life    2    .  We currently intend to
reduce this
charge to    0.50% 0.25%     after the 10th contract
year
(this is not guaranteed).  The investment divisions'
accumulation unit values reflect this charge. See
"Using Your Cash Value - How We Determine The
Accumulation Unit Value" on page 21.  If the money
we collect from this charge is not needed, then we
profit.  We expect to make money from this charge.
To the extent sales expenses are not covered by the
   sales charge premium load     and the    deferred
sales
surrender     charge, our General Account funds,
which
may include amounts derived from this mortality and expense risk charge, will be used to cover sales expenses.

Tax Reserve. We reserve the right to charge for taxes or tax reserves, which may reduce the investment performance of the investment divisions. Currently, no such charge is made.

Deductions From Your Cash Value

At the beginning of each contract month (including the contract date), the following three deductions are taken from your cash value:

1. Expense Charge:  This charge is $6.00 per
month    (currently we plan to make this deduction
for the first 15 years only, but we reserve the
right to deduct it throughout the life of the
contract).     This charge covers the continuing
costs
of maintaining your contract, such as premium
billing and collections, claim processing, contract
transactions, record keeping, communications
with owners and other expense and overhead
items.
2. Charges for Additional Benefits:  Monthly
deductions are made for the cost of any additional
benefits.  We may change these charges, but your
contract contains tables showing the guaranteed
maximum rates for all of these insurance costs.
3. Cost of Insurance Charge:  The cost of
insurance    charge     is our current monthly cost
of
insurance rate times the amount at risk at the
beginning of the contract month.     The amount at
risk is the difference between your death benefit
and your cash value.      If the current death
benefit
for the month is increased due to the
requirements of Federal tax law, then your amount at risk for the month will also increase.
For this purpose, your cash value amount is determined before deduction of the cost of insurance charge, but after all of the other deductions due on that date. The amount of the cost of insurance charge will vary from month to month with changes in the amount at risk.
The cost of insurance rate is based on the sex, attained age, and rating class of the insured person at the time of the charge. We place the insured person that is a standard risk in the following rate classes:
preferred non-smoker, non-smoker, and smoker. The insured person may also be placed in a rate class involving a higher mortality risk, known as a substandard class. We may change the cost of insurance rates, but they will never be more than the guaranteed maximum rates set forth in your contract.
The maximum charges are based on the charges specified in the Commissioner's 1980 Standard
Ordinary Mortality Table. The table below shows the current and guaranteed maximum monthly cost of insurance rates per $1,000 of amount at risk for a male, preferred, nonsmoker, standard risk at various ages. (In Montana, there are no distinctions based on sex.)

If Variable Executive Universal Life    2     is
purchased
in connection with an employment-related insurance or benefit plan, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights
Act of 1964.  In 1983, the United States Supreme
Court held that under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.

Illustrative Table of Monthly Cost of Insurance
Rates
(Rounded) per $1,000 of Amount at Risk
Male	   Guaranteed Current
Attained Maximum	 (Preferred Non-Smoker)
Age	   Rate	  Rate
5       $.07     $.05
15	   .11	.10
25	   .13	.07
35	   .14	   .08 .07
45	   .29	.17 .14
55	   .69	.36 .29
65	  1.87	.74 .68

For a male preferred non-smoker, age 35, with a
   $100,000 $150,000     face amount option 1
contract and
an initial premium of $1,000, the cost of insurance
for the first month will be    $7.92 $10.43    .
This
example assumes the    expense charge ($6.00 per
month) and     current cost of insurance rate
(   $0.8     $.07
per $1,000).

The non-smoker cost of insurance rates are lower than the smoker cost of insurance rates. To qualify, an insured must be a standard risk and must meet additional requirements that relate to smoking habits.
The reduced cost of insurance rates depends on such variables as the attained age and sex of the insured.
The preferred non-smoker cost of insurance rates are lower than the non-smoker cost of insurance rates.
To qualify for the preferred non-smoker class, the insured person must be age 20 or over and meet certain underwriting requirements.

Changes in Monthly Charges. Any changes in the cost of insurance, charges for additional benefits or expense charges will be by class of insured and will be based on changes in future expectations of investment earnings, mortality, the length of time contracts will remain in effect, expenses and taxes.
Automatic Benefit Increase Charges. There is no separate charge for the Automatic Benefit Increase
(ABI) provision. However, as the automatic increases are applied (see page 16 for exact details) the face amount of insurance will increase. The face amount increase will cause an increase in the amount at risk and the monthly cost of insurance charge.

Transaction Charges

In addition to the deductions described above, we charge fees for certain contract transactions:
 Partial Withdrawal of Net Cash Surrender Value.
You may make one partial withdrawal during each contract year without a charge. There is an administrative charge of $25 or 2 percent of the amount withdrawn, whichever is less, each time
You make a partial withdrawal if more than one withdrawal is made during a contract year.
 Transfers. Currently, we do not charge when You make transfers of cash value among investment divisions. We reserve the right to assess a $25 charge after the twelfth transfer in a contract year.

How Cash Value Charges Are Allocated

Generally, deductions from your cash value for
monthly or partial withdrawal charges are made from
the investment divisions and the unloaned portion of
the General Account.  They are made in accordance
with your specified deduction allocation percentages
unless you instruct us otherwise.  Your deduction
allocation percentages may be any whole numbers
(from 10 to 100) which add up to 100.  You may
change your deduction allocation percentages by
writing to our    home executive     office.
Changes will
be effective as of the date we receive them.
If we cannot make a deduction in accordance with these percentages, we will make it based on the proportion of (a) to (b) where (a) is your unloaned amounts in the General Account and your amounts in the investment divisions and (b) is the total unloaned amount of your cash value.

Deductions for transfer charges are made equally between the investment divisions from which the transfer was made. For example, if the transfer is made from two investment divisions, then the transfer charge assessed to each of the investment divisions will be $12.50.

Surrender Charges

We incur various sales and promotional expenses in
selling Variable Executive Universal Life    2    .
These
include commissions, the cost of preparing sales
literature, promotional activities and other
distribution expenses.  We also incur expenses for
underwriting, printing contract forms and
prospectuses, and entering information in our
records.
The surrender charge is the difference between the
amount in your cash value and your contract's cash
surrender value for the first    12 10     contract
years.  It is
a contingent,    deferred issue     charge    and
sales load
designed to partially recover our expenses in
distributing and issuing contracts which are
terminated by surrender in their early years (the
   sales
charge premium charge     is also designed to
partially
reimburse us for these expenses).   It is a
contingent
load because you pay it only if you surrender your
contract (or let it lapse) during the first 12 10
contract
years.     It is a deferred load because we do not
deduct
it from your premiums.      The amount of the
   load
charge     in a contract year is not necessarily
related to
our actual sales expenses in that year.  We
anticipate
that the    sales charge premium charge     and
surrender
charge will not fully cover our sales expenses. If
sales
expenses are not covered by the    sales premium
charge     and surrender charges, we will cover them
with other funds. The net cash surrender value, the amount we pay you if you surrender your contract for cash, equals the cash surrender value minus any outstanding loan and loan interest.

   The surrender charge includes deferred sales charges and deferred issue charges. The deferred sales charge is the sum of two pieces:

  27.5% of any premium payment in the first 2 contract years up to one guideline annual premium.
  6.5% of all other premium payments.

The sum of the above pieces is also limited by the Guideline Annual Premium, times 6.5%, times the lesser of 20 years or the expected future lifetime at issue as determined by the 1980 CSO Mortality
Table. Your contract information page specifies the guideline annual premium. It varies for each contract.

During the first 7 contract years, the maximum deferred sales charge may be imposed. Beginning in the 8th year the maximum deferred sales charge will be multiplied by a percentage:

Contract Year	Percentage Multiple
8	      83.33%
9	      66.67%
10	      50.00%
11	      33.33%
12	      16.67%
13 and up	 0.00%

If there is an increase in face amount, there will also be an increase in the Guideline Annual Premium. All additions to the deferred sales charge, due to this increase, will be 6.5% of premiums. The maximum limit will also increase by the additional Guideline
Annual Premium, times 6.5%, times the lesser of 20 years or the expected future lifetime (determined at the time of the increase using the 1980 CSO
Mortality Table). The total in the deferred sales charge prior to the increase in face amount will not be affected.

If there is a decrease in the face amount, there will also be a decrease in Guideline Annual Premium.
Future additions to the Deferred Sales Charge will follow the same rules as at issue with the new
Guideline Annual Premium.  Prior totals in the
Deferred Sales Charge will not be affected.
You will not incur any Deferred Sales Charge, regardless of the amount and timing of premiums, if You keep this contract in force for thirteen years.
The following table shows the deferred issue charge per $1,000 of the face amount. After the 12th contract year, there is no deferred issue charge.

Table of Deferred Issue Charges
Per Thousand of Face Amount
	Contract
	Year	Charge
	1-7	$3.00
	8	$2.50
	9	$2.00
	10	$1.50
	11	$1.00
	12	 $0.50

The first year surrender charge varies by the issue age, sex and class of the insured at the time the policy is issued. The maximum charge for your policy per $1,000 of face amount is the first year charge. The first year charge, on a per $1,000 of face amount basis, gradually decreases over the 10 year surrender charge period and is $0.00 after the 10th contract year.
The following table provides some examples of the first year surrender charge. The maximum first year surrender charge for all issue ages, sexes, and classes is $52.50 per $1,000. The $52.50 per $1,000 surrender charge occurs for males issued at a smoker class with issue ages at 58 or older. Your contract will specify the actual surrender charge rate, per $1,000 of face amount, for all durations in the 10 year surrender charge period. The table below is only provided to give you an idea of the level of first year surrender charges for a few sample issue ages, sexes and classes.

Table of First Year Surrender Charges
Per $1,000 of Face Amount
			Surrender Charge Per
Issue Age	Sex	Class	$1,000 of Face Amount
15	Male	Preferred Non-Smoker $10.00
15	FemalePreferred Non-Smoker $10.00

35	Male	Non-Smoker		$19.00
35	Male	Smoker		$23.00

55	FemaleNon-Smoker		$32.50
55	FemaleSmoker		$37.00

65	Male	Preferred Non-Smoker $50.00
65	Male	Smoker		$52.50

If there has been a change in face amount during the life of the contract, then the surrender charge is applied against the highest face amount in force during the time from the issue date until the time of surrender. Your contract will specify your actual surrender charge rates per $1,000 of face amount.

Charges In The Funds

The Funds charge for managing investments and providing services. Each portfolio's charges vary.
The VIP, the VIP II, and the VIP III Portfolios have an annual management fee. That fee is the sum of an individual fund fee rate and a group fee rate based on the monthly average net assets of Fidelity
Management & Research Company's mutual funds.

In addition, each of these portfolios' total
operating
expenses includes fees for management and
shareholder services and other expenses (custodial,
legal, accounting, and other miscellaneous fees).
   The
fees for the Fidelity Portfolios are based on the
Initial
Class.     See the VIP, VIP II and VIP III
prospectuses
for additional information on how these charges are
determined and on the minimum and maximum
charges allowed.     All expenses for the year
ending
December 31, 1998, are shown in the table below.
The American Century Variable Portfolios have
annual management fees that are based on the
monthly average of the net assets in each of the
portfolios.  See the American Century Variable
Portfolios prospectus for details.     The expenses
for
the year ending December 31, 1998, (except as
otherwise noted) are shown in the table below.
The MFS Portfolios have annual management fees
that are based on the monthly average of the net
assets in each of the portfolios. See the MFS
Portfolios prospectus for details.    The expenses
for the
year ending December 31, 1998, (except as otherwise noted) are shown in the table below.

The Lord Abbett Portfolio has an annual management fee that is based on the monthly average of the net assets in the portfolio. See the Lord Abbett
Portfolio
prospectus for details.

   See the Portfolio Expense Section on Page 8 for a complete listing of the Portfolio Expenses during 1999.

The expenses for all of the portfolios for the year ending December 31, 1998, (except as otherwise noted) are shown in the table below.

                     	Management Other	   Total
Portfolio	            Fee	     Expenses Expenses
VIP Money Market	         .20%	.10% 	.30%
VIP High Income	         .58%	.12%	.70%
VIP Equity-Income(1)	   .49%	.09%	.58%
VIP Growth(1)              .59%	.09%	.68%
VIP Overseas(1)	         .74%	.17%	.91%
VIP II Asset Manager(1)	   .54%	.10% 	.64%
VIP II Investment
    Grade Bond	         .43%	.14%	.57%
VIP II Contrafund(1)       .59%	.11%	.70%
VIP II Asset
   Manager: Growth(1)	  .59%	.14% 	.73%
VIP II Index 500(1)       .24%	.11% 	.35%
VIP III Growth &
   Income(1)              .49%	.12%	.61%
VIP III Balanced(1)	  .44%	.15% 	.59%
VIP III Growth
   Opportunities(1)	  .59%	.12% 	.71%
American Century VP
   Capital Appreciation	 1.00%	.00% 	1.00%
American Century VP
   Value	             1.00%	.00%	1.00%
American Century VP
   Balanced	             1.00%	.00%	1.00%
American Century VP
   International	       1.47%	.00% 	1.47%
American Century VP
   Income & Growth        .70%	.00%	.70
MFS VIT Emerging
   Growth(3)	        .75%	.10%	.85%
MFS VIT Research(3)	  .75%	.11%	.86%
MFS VIT Growth
   With Income(3) 	  .75%	.13%	.88%
MFS VIT New
   Discovery(2) (3)	  .90%	.27% 	1.17%
Lord Abbett VC
   Growth and Income	  .50%	.01% 	.51%
Lord Abbett VC Mid-
   Cap Value(4) (5)	  .75%	.35% 	1.10%
Lord Abbett VC
   International(4) (5)	 1.00%	.35% 	1.35%

(1) The portfolio used a portion of its paid brokerage commissions to reduce its expenses. Certain portfolios used credits gained as a result of uninvested cash balances to reduce custodian and transfer agent expenses. Including these reductions, total operating expenses would have been as follows:

VIP Equity-Income	            0.57%
VIP Growth	                  0.66%
VIP Overseas	            0.89%
VIP II Asset Manager	      0.63%
VIP II Index 500	            0.28%
VIP II Contrafund	            0.66%
VIP II Asset Manager: Growth	0.72%
VIP III Balanced        	0.58%
VIP III Growth Opportunities	0.70%
VIP III Growth & Income	      0.60%

 (2)  MFS has agreed to bear expenses for this
portfolio (subject to
reimbursement by these portfolios) such that the
portfolio's other
expenses shall not exceed 0.25%.  Without this
limitation, the
other expenses and total expenses would be:
	                        Other	      Total
                         	Expenses	Expenses
      MFS VIT New Discovery 	4.32%	      5.22%

(3) Each of the MFS Series has an expense offset arrangement, which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. The expenses shown above do not take into account these expense reductions, and are therefore higher than the actual expenses of the series.
(4) The expense figures shown for these portfolios are based on estimated expenses for 1999 since the portfolios were not in existence during 1998.
(5) Lord Abbett & Co. has entered into an expense reimbursement agreement with Lord Abbett VC Mid-Cap Value and Lord
Abbett
VC International under which Lord, Abbett & Co. will reimburse each portfolio if and to the extent such portfolios'
Other Expenses
(excluding management fees) exceed or would otherwise exceed
 .35%.

ADDITIONAL INFORMATION ABOUT THE
CONTRACTS

Your Right To Examine The Contract

You have a right to examine the contract.  If for
any
reason you are not satisfied with it, then you may
cancel the contract.  You cancel the contract by
sending it to our    home executive     office along
with a
written cancellation request. Your cancellation request must be postmarked by the latest of the following three dates:

  10 days after you receive your contract, 10 days after we mail you a written notice telling you about your rights to cancel (Notice of Withdrawal Right), or

  45 days after you sign Part 1 of the contract application.

If you cancel your contract, then we will return all of the charges deducted from your paid premiums and cash value, plus the cash value.

Insurance coverage ends when you send your request.

Your Contract Can Lapse

Your Variable Executive Universal Life    2
insurance
coverage continues as long as the net cash surrender value of your contract is enough to pay the monthly deductions that are taken out of your cash value.
During the Minimum Premium Period, coverage continues if your paid premiums exceed the schedule of required minimum premiums. If neither of these conditions is true at the beginning of any contract month, we will send written notification to you and any assignees on our records that a 61-day grace period has begun. This will tell you the amount of premium payment that is needed to satisfy the minimum requirement for two months.

If we receive payment of this amount before the end of the grace period, then we will use that amount to pay the overdue deductions. We will put any remaining balance in your cash value and allocate it in the same manner as your previous premium payments.

If we do not receive payment within 61 days, then your contract will lapse without value. We will withdraw any amount left in your cash value. We will apply this amount to the deductions owed to us, including any applicable surrender charge. We will inform you and any assignee that your contract has ended without value.

If the insured person dies during the grace period, we will pay the insurance benefits to the beneficiary, minus any loan, loan interest, and overdue deductions.

You May Reinstate Your Contract

You may reinstate the contract within five years after it lapses if you did not surrender the contract for its net cash surrender value. To reinstate the contract, you must:

  complete an application for reinstatement,
  provide    satisfactory     evidence    that of
insurability
for     the    insured person is still insurable
person who
is to be insured,
  pay enough premium to cover all overdue monthly
deductions, including the premium tax on those
deductions,
  increase the cash value so that the cash value
minus any contract debt equals    or exceeds     the
surrender charges,
  cover the next two months' deductions, and pay or restore any contract debt.

The contract date of the reinstated contract will be the beginning of the contract month that coincides with or follows the date that we approve your reinstatement application. Previous loans will not be reinstated.

Contract Periods And Anniversaries

We measure contract years, contract months, and
contract anniversaries from the contract date shown
on your contract information page.  Each contract
month begins on the same day in each calendar
month.   The calendar days of 29, 30, and 31 are not
used. Our right to challenge a contract and the suicide exclusion are measured from the contract date. See "Limits On Our Right To Challenge The
Contract" on page 34.

Maturity Date

The maturity date is the first contract anniversary after the insured person's 100th birthday. The contract ends on that date if the insured person is still alive and the maturity benefit is paid.
If the insured person survives to the maturity date and you would like to continue the contract, we will extend the maturity date as long as this contract still qualifies as life insurance according to the Internal
Revenue Service and your state.

   In order to extend the maturity date, all of the
following conditions must be satisfied:
 The policy can not be in the grace period;
  All of the cash value must be transferred to
either
the General Account or the Money Market
Investment Division;
  The death benefit option must be elected as Option
1
(See the Extended Maturity Option section on page
15 for further details about this option).

If the maturity date is extended, the contract may
not
qualify as life insurance and there may be tax
consequences.  A tax advisor should be consulted
before you elect to extend the maturity date.     In
order
to continue the contract beyond the original maturity date, we require that the death benefit not exceed the cash value on the original maturity date.

We Own The Assets Of Our Separate Account

We own the assets of our Separate Account and use them to support your contract and other variable life contracts. We may permit charges owed to us to stay in the Separate Account. Thus, we may also participate proportionately in the Separate Account.
These accumulated amounts belong to us and we may transfer them from the Separate Account to our General Account. The assets in the Separate Account generally are not chargeable with liabilities arising out of any other business we conduct. Under certain unlikely circumstances, one investment division of the Separate Account may be liable for claims relating to the operations of another division.

Changing the Separate Account

We have the right to modify how we operate our
Separate Account.  We have the right to:
  add investment divisions to, or remove investment
divisions from, our Separate Account;
  combine two or more divisions within our Separate
Account;
  withdraw assets relating to Variable Executive
Universal Life    2     from one investment division
and
put them into another;
  eliminate the shares of a portfolio and substitute shares of another portfolio of the Funds or another open-end investment company. This may happen if the shares of the portfolio are no longer available for investment or, if in our judgment, further investment in the portfolio is inappropriate in view of the purposes of Separate Account A;
  register or end the registration of our Separate
Account under the Investment Company Act of
1940;
  operate our Separate Account under the direction of a committee or discharge such a committee at any time (the committee may be composed entirely of interested parties of Midland);
  disregard instructions from contract owners regarding a change in the investment objectives of the portfolio or the approval or disapproval of an investment advisory contract. (We would do so only if required by state insurance regulatory authorities or otherwise pursuant to insurance law or regulation); and
  operate our Separate Account or one or more of the investment divisions in any other form the law allows, including a form that allows us to make direct investments. In choosing these investments, we will rely on our own or outside counsel for advice. In addition, we may disapprove of any change in investment advisors or in investment policies unless a law or regulation provides differently.

Limits On Our Right To Challenge The Contract

We can challenge the validity of your insurance contract (based on material misstatements in the application) if it appears that the insured person is not actually covered by the contract under our rules.
There are limits on how and when we can challenge the contract:

 We cannot challenge the contract after it has been in effect, during the insured person's lifetime, for two years from the date the contract was issued or reinstated. (Some states may require us to measure this in some other way.)

 We cannot challenge any contract change that requires evidence of insurability (such as an increase in face amount) after the change has been in effect for two years during the insured person's lifetime.

 We can challenge at any time (and require proof of continuing disability) an additional benefit that provides benefits to the insured person in the event that the insured person becomes totally disabled.
If the insured person dies during the time that we may challenge the validity of the contract, then we may delay payment until we decide whether to challenge the contract.

If the insured person's age or sex is misstated on any application, then the death benefit and any additional benefits will be changed. They will be those which would be purchased by the most recent deduction for the cost of insurance and the cost of any additional benefits at the insured person's correct age and sex.
If the insured person commits suicide within two years after the date on which the contract was issued or reinstated, then the death benefit will be limited to the total of all paid premiums minus the amount of any outstanding contract loan and loan interest minus any partial withdrawals of net cash surrender value.
If the insured person commits suicide within two years after the effective date of your requested face amount increase, then we will pay the face amount which was in effect before the increase, plus the monthly cost of insurance deductions for the increase
(Some states require us to measure this time by some other date).

Your Payment Options

You may choose for contract benefits and other payments (such as the net cash surrender value or death benefit) to be paid immediately in one lump sum or in another form of payment. Payments under these options are not affected by the investment performance of any investment division. Instead, interest accrues pursuant to the option chosen. If you do not arrange for a specific form of payment before the insured person dies, then the beneficiary will have this choice. However, if you do make an arrangement with us for how the money will be paid, then the beneficiary cannot change your choice.
Payment options will also be subject to our rules at the time of selection. Our consent is required when an optional payment is selected and the payee is either an assignee or not a natural person (i.e., a corporation). Currently, these alternate payment options are only available if the proceeds applied are more than $1,000 and periodic payments are at least
$20.

You have the following payment options:

1.	Deposit Option: The money will stay on deposit
with us for a period that we agree upon. You will receive interest on the money at a declared interest rate.

2.	 Installment Options: There are two ways that
we pay installments:
a.	Fixed Period: We will pay the amount applied
in equal installments plus applicable interest,
for a specified time, up to 30 years.
b.	Fixed Amount: We will pay the sum in
installments in an amount that we agree upon.
We will continue to pay the installments until we pay the original amount, together with any interest you have earned.

3.	Monthly Life Income Option: We will pay the
money as monthly income for life.  You may
choose from 1 of 4 ways to receive the income.
We will guarantee payments for:
(1)	at least 5 years (called "5 Years Certain");
(2)	at least 10 years (called "10 Years
Certain");
(3)	at least 20 years (called "20 Years
Certain"); or
(4)	payment for life. With a life only payment
option, payments will only be made as
long as the payee is alive. Therefore, if the payee dies after the first payment, only one payment will be made.

4.	Other: You may ask us to apply the money under
any option that we make available at the time the benefit is paid.

We guarantee interest under the deposit and installation options at 2.75% a year, but we may allow a higher rate of interest.

The beneficiary, or any other person who is entitled to receive payment, may name a successor to receive any amount that we would otherwise pay to that person's estate if that person died. The person who is entitled to receive payment may change the successor at any time.

We must approve any arrangements that involve more than one of the payment options, or a payee who is a fiduciary or not a natural person. Also, the details of all arrangements will be subject to our rules at the time the arrangements take effect. These include:
  rules on the minimum amount we will pay under an option,
  minimum amounts for installment payments, withdrawal or commutation rights (your rights to receive payments over time, for which we may offer you a lump sum payment), the naming of people who are entitled to receive payment and their successors, and the ways of proving age and survival.

You will choose a payment option (or any later changes) and your choice will take effect in the same way as it would if you were changing a beneficiary.
(See "Your Beneficiary" below). Any amounts that we pay under the payment options will not be subject to the claims of creditors or to legal process, to the extent that the law provides.

Your Beneficiary

You name your beneficiary in your contract
application.  The beneficiary is entitled to the
insurance benefits of the contract.  You may change
the beneficiary during the insured person's lifetime
by writing to our    home executive     office.  If
no
beneficiary is living when the insured person dies,
   then we will pay the death benefit, in equal
shares, to
the insured person's surviving children.  If there
are
no surviving children, then     we will pay the
death
benefit to the insured person's estate.

Assigning Your Contract

You may assign your rights in this contract.  You
must send a copy of the assignment to our    home
executive     office. We are not responsible for the
validity of the assignment or for any payment we make or any action we take before we receive notice of the assignment. An absolute assignment is a change of ownership. There may be tax consequences.

When We Pay Proceeds From This Contract
We will generally pay any death benefits, net cash
surrender value, or loan proceeds within seven days
after receiving the required form(s) at our    home
executive     office.  Death benefits are determined
as of
the date of the insured person's death and will not be affected by subsequent changes in the accumulation unit values of the investment divisions. We pay interest from the date of death to the date of payment.

We may delay payment for one or more of the following reasons:
(1) We contest the contract.
(2) We cannot determine the amount of the payment because the New York Stock Exchange is closed, the SEC has restricted trading in securities, or the SEC has declared that an emergency exists.
(3) The SEC, by order, permits us to delay payment to protect our contract owners.

We may also delay any payment until your premium checks have cleared your bank. We may defer payment of any loan amount, withdrawal, or surrender from the General Account for up to six months after we receive your request.

TAX EFFECTS

Contract Proceeds

The Internal Revenue Code of 1986 ("Code"),
Section 7702, defines life insurance for tax purposes.
The Code places limits on certain contract charges used in determining the maximum amount of premiums that may be paid under Section 7702.
There is limited guidance as to how to apply Section
7702.

Midland believes that a standard rate class contract should meet the Section 7702 definition of a life insurance contract (although there is some uncertainty). For a contract issued on a substandard basis (i.e., a rate class involving higher than standard mortality risk), there may be more uncertainty whether it meets the Section 7702 definition of a life insurance contract. It is not clear whether such a contract would satisfy Section 7702, particularly if the contract owner pays the full amount of premiums permitted under the contract.

If it is subsequently determined that only a lower amount of premiums may be paid for a contract to satisfy Section 7702, then Midland may take appropriate and reasonable steps to cause the contract to comply with Section 7702. These may include refunding any premiums paid which exceed that lower amount (together with interest or such other earnings on any such premiums as is required by law).

If a contract's face amount changes, then the applicable premium limitation may also change.
During the first 15 contract years, there are certain events that may create taxable ordinary income for you if at the time of the event there has been a gain in the contract. These events include:
  A decrease in the face amount;
  A partial withdrawal;
  A change from death benefit option 2 to option 1;
or,
  Any change that otherwise reduces benefits under the contract and that results in a cash distribution in order for the contract to continue to comply with
Section 7702 relating to premium and cash value limitations.

Such income inclusion may result with respect to cash distributions made in anticipation of reductions in benefits under the contract.

Code Section 7702A affects the taxation of
distributions (other than death benefits) from
certain
Variable Life insurance contracts as follows:
1.	If premiums are paid more rapidly than the
rate
defined by a 7-Pay Test, then the contract will be
treated as a "Modified Endowment contract."
2.	Any contract received in exchange for a
contract
classified as a Modified Endowment contract will
be treated as a Modified Endowment contract
regardless of whether the contract received in the
exchange meets the 7-Pay Test.
3.	Loans (including unpaid loan interest),
surrenders
and withdrawals from a Modified Endowment
contract will be considered distributions.
4.	Distributions (including loans) from a
Modified
Endowment contract will be taxed first as a
taxable distribution of gain from the contract (to
the extent that gain exists), and then as non-
taxable recovery of basis.
5.	The Code imposes an extra "penalty" tax of 10%
on any distribution from a Modified Endowment
Contract includable in income, unless such distributions are made (a) after you attain age 59
1/2, (b) on account of you becoming disabled, or
(c) as substantially equal annuity payments over your life or life expectancy.

   If a contract becomes a Modified Endowment contract, distributions that occur during the contract year will be taxed as distributions from a Modified
Endowment contract. In addition, distributions from a contract within two years before it becomes a Modified Endowment contract will be taxed in this manner. This means that a distribution from a contract at the time when the distribution is made could later become taxable as a distribution from a Modified Endowment contract.

A contract that is not a Modified Endowment contract may be classified as a Modified Endowment contract if it is "materially changed" and fails to meet the 7-
Pay Test. Any distributions from such a contract will be taxed as explained above.

Material changes include a requested increase in death benefit or a change from option 1 to option 2.
Before making any contractual changes, a competent tax advisor should be consulted.
Any life insurance contracts which are treated as Modified Endowment contracts and are issued by Midland or any of its affiliates:
  with the same person designated as the owner;
  on or after June 21, 1988; and
  within any single calendar year

will be aggregated and treated as one contract for purposes of determining any tax on distributions.
Even if a contract is not a Modified Endowment contract, loans at very low or no net cost may be treated as distributions for federal income tax purposes.

For contracts not classified as Modified Endowment contracts, distributions generally will be treated first as a return of your investment in the contract, and then taxed as ordinary income to the extent that they exceed your investment in the contract (which generally is the total premiums paid plus any contract debt).

The Code (Section 817(h)) also authorizes the
Secretary of the Treasury to set standards, by
regulation or otherwise, for the investments of
Variable Life insurance Separate Accounts to be
"adequately diversified" in order for the contracts
to
be treated as life insurance contracts for federal
tax
purposes. We believe Separate Account A, through
its investments in the Funds, will be adequately
diversified, although we do not control the Funds.
Owners of Variable Life insurance contracts may be
considered, for Federal income tax purposes, the
owners of the assets of the Separate Account used to
support their contracts.  In those circumstances,
income and gains from the Separate Account assets
are included in the Variable contract owner's gross
income.     The IRS has stated in published rulings
that
a Variable contract owner will be considered the owner of Separate Account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the policy owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that regulations or rulings would issue guidance on the "extent to which policyholders may direct their investments to particular sub-accounts without being treated as owners of the underlying assets." As of the date of this prospectus, no such guidance has been issued.

The ownership rights under Variable Executive
Universal Life    2     are similar to, but
different from
those described by the IRS in rulings in which it
was
determined that contract owners were not owners of
Separate Account assets.  For example, the owner has
additional flexibility in allocating premium
payments
and contract values.  These differences could result
in
an owner being treated as the owner of a pro rata
portion of the assets of Separate Account A.
Midland
does not know what standards will be set forth in
the
regulations or rulings which the Treasury Department
has stated it expects to issue.  Midland therefore
reserves the right to modify the contract as
necessary
to attempt to prevent an owner from being considered
the owner of a pro rata share of the assets of
Separate
Account A or to otherwise qualify Variable Executive
Universal Life    2     for favorable tax treatment.

Assuming a contract is a life insurance contract for federal income tax purposes, the contract should receive the same federal income tax treatment as fixed benefit life insurance. As a result, the life insurance proceeds payable under either benefit option should be excludable from the gross income of the beneficiary under Section 101 of the Code, and you should not be deemed to be in constructive receipt of the cash values under a contract until actual distribution.

Surrenders, withdrawals, and contract changes may have tax consequences. These include a change of owners, an assignment of the contract, a change from one death benefit option to another, and other changes reducing future death benefits. Upon complete surrender or when maturity benefits are paid, if the amount received plus the contract debt is more than the total premiums paid that are not treated as previously withdrawn by you, then the excess generally will be treated as ordinary income.
   Policy loan interest is generally not tax deductible.
Federal, state and local estate, inheritance and other tax consequences of ownership or receipt of contract proceeds depend on the circumstances of each contract owner or beneficiary.

A contract may be used in various arrangements, including:
  nonqualified deferred compensation or salary continuance plans, split dollar insurance plans,
  executive bonus plans, or
  retiree medical benefit plans,
  and others.

The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of a contract in which the value depends in part on its tax consequences, then you should be sure to consult a qualified tax advisor regarding the tax attributes of the particular arrangement.

In recent years, Congress has adopted new rules relating to corporate owned life insurance. Any business contemplating the purchase of a new life insurance contract or a change in an existing contract should consult a tax advisor.

Although the likelihood of legislative changes is
uncertain, there is always the possibility that the
tax
treatment of the policy could change by legislation
or
other means.     For instance, the President's 1999
Budget Proposal has recommended legislation that
would negatively modify the federal taxation of the
contracts described in this prospectus.     It is
   also
possible that any change could be retroactive (that is, effective prior to the date of the change). A tax advisor could be consulted with respect to actual and prospective changes in taxation.

Possible Charge for Midland's Taxes

At the present time, Midland makes no charge to the
Separate Account for any federal, state, or local
taxes
   (other than premium taxes)     that it incurs
which may
be attributable to such account or to the contracts.
Midland reserves the right to make a charge for any such tax or other economic burden resulting from the application of the tax laws.

If such a charge is made, it would be set aside as a provision for taxes which we would keep in the effected division rather than in our General
Account.

Other Tax Considerations

The foregoing discussion is general and is not intended as tax advice. If you are concerned about these tax implications, you should consult a competent tax advisor. This discussion is based on our understanding of the Internal Revenue Service's current interpretation of the present federal income tax laws. No representation is made as to the likelihood of continuation of these current laws and interpretations, and we do not make any guarantee as to the tax status of the contract. It should be further understood that the foregoing discussion is not complete and that special rules not described in this prospectus may be applicable in certain situations.
Moreover, no attempt has been made to consider any applicable state or other tax laws.

PART 3: ADDITIONAL INFORMATION
MIDLAND NATIONAL LIFE INSURANCE
COMPANY

We are Midland National Life Insurance Company, a
stock life insurance company. Midland was
organized, in 1906, in South Dakota, as a mutual
life
insurance company at that time named "The Dakota
Mutual Life Insurance Company". We were
reincorporated as a stock life insurance company in
1909. Our name "Midland" was adopted in 1925.     We
were redomisticated to Iowa in 1999.      We are
licensed to do business in 49 states, the District of
Columbia, and Puerto Rico. Our officers and directors are listed beginning on page 36.
Midland is a subsidiary of Sammons Enterprises, Inc., Dallas, Texas. Sammons has controlling or substantial stock interests in a large number of other companies engaged in the areas of insurance, corporate services, and industrial distribution.

YOUR VOTING RIGHTS AS AN OWNER

We invest the assets of our Separate Account divisions in shares of the Funds' portfolios.
Midland
is the legal owner of the shares and has the right to vote on certain matters. Among other things, we may vote:
  to elect the Funds' Board of Directors,
  to ratify the selection of independent auditors for the Funds, and on any other matters described in the Funds' current prospectuses or requiring a vote by shareholders under the Investment Company Act of 1940.

Even though we own the shares, we give you the opportunity to tell us how to vote the number of shares that are allocated to your contract. We will vote at shareholder meetings according to your instructions.

The Funds will determine how often shareholder meetings are held. As we receive notice of these meetings, we will ask for your voting instructions.
The Funds are not required to hold a meeting in any given year.

If we do not receive instructions in time from all contract owners, then we will vote those shares in the same proportion as we vote shares for which we have received instructions in that portfolio. We will also vote any Fund shares that we alone are entitled to vote in the same proportions that contract owners vote. If the federal securities laws or regulations or interpretations of them change so that we are permitted to vote shares of the Fund in our own right or to restrict contract owner voting, then we may do so.

You may participate in voting only on matters concerning the Fund portfolios in which your cash value has been invested. We determine your voting shares in each division by dividing the amount of your cash value allocated to that division by the net asset value of one share of the corresponding Fund portfolio. This is determined as of the record date set by the Funds' Board for the shareholders meeting.
We count fractional shares.

If you have a voting interest, we will send you proxy material and a form for giving us voting instructions.
In certain cases, we may disregard instructions relating to changes in the Funds' advisor or the investment policies of its portfolios. We will advise you if we do.

Other insurance companies own shares in the Funds to support their Variable insurance products. We do not foresee any disadvantage to this. Nevertheless, the Funds' Board of Directors will monitor events to identify conflicts that may arise and determine appropriate action. If we disagree with any Fund action, then we will see that appropriate action is taken to protect our contract owners.

OUR REPORTS TO CONTRACT OWNERS

Shortly after the end of the third, sixth, ninth, and twelfth contract months, we will send you reports that show:

  the current death benefit for your contract, your cash value, information about investment divisions,
  the cash surrender value of your contract, the amount of your outstanding contract loans, the amount of any interest that you owe on the loan, and
  information about the current loan interest rate.

The annual report will show any transactions involving your cash value that occurred during the year. Transactions include your premium allocations, our deductions, and your transfers or withdrawals.
We will send you semi-annual reports with financial information on the Funds, including a list of the investments held by each portfolio.

Our report also contains information that is required by the insurance supervisory official in the jurisdiction in which this insurance contract is delivered.

Notices will be sent to you for transfers of amounts between investment divisions and certain other contract transactions.

DIVIDENDS

We do not pay any dividends on the contract described in this prospectus.

MIDLAND'S SALES AND OTHER
AGREEMENTS

The contract will be sold by individuals who, in addition to being licensed as life insurance agents for
Midland National Life, are registered
representatives
of Walnut Street Securities (WSS) or broker-dealers who have entered into written sales agreements with WSS. WSS, the principal underwriter of the contracts, is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities
Dealers, Inc.  The address for Walnut Street
Securities is 670 Mason Ridge Center Drive, Suite
301, St. Louis, Missouri 63141.

During the first contract year, we will pay agents a commission of up to 50% of premiums paid. For subsequent years, the commission allowance may equal an amount up to 2.5% of premiums paid. After the 15th contract year, we pay no commission.
Certain persistency and production bonuses may be paid.

We may sell our contracts through broker-dealers registered with the Securities and Exchange
Commission under the Securities Exchange Act of
1934 that enter into selling agreements with us.
The
commission for broker-dealers will be no more than that described above.

REGULATION

We are regulated and supervised by the    South
Dakota
Iowa     Insurance Department.  We are subject to
the
insurance laws and regulations in every jurisdiction where we sell contracts. This contract has been filed with and approved by insurance officials in those states. The provisions of this contract may vary somewhat from jurisdiction to jurisdiction.

We submit annual reports on our operations and finances to insurance officials in all the jurisdictions where we sell contracts. The officials are responsible for reviewing our reports to be sure that we are financially sound and are complying with the applicable laws and regulations.

We are also subject to various federal securities laws and regulations.

   YEAR 2000

The Year 2000 issue (Y2K) relates to the ability of computer systems to properly recognize a four-digit year code. Many computer systems only allowed for a two-digit year code and thus years such as 1998 were simply recognized as 98. Using a two-digit year code for the years 2000 and beyond could result in errors and miscalculations.

Midland National Life relies extensively on computer systems in its daily operations. Several years ago, we began implementing a Plan to modify all of our computer systems to properly recognize the year
2000. Our Y2K Plan focused on assuring compliance in the following areas: Information Technology
("IT") and non-information ("non-IT") hardware, operating systems, software applications and custom applications. We are in the process of the remediation and testing of other systems, including telephone, heating and cooling, mechanical and other equipment having embedded, date sensitive technology for Year
2000 compliance, In addition, we are reviewing the Year 2000 compliance status of our mission critical customers, vendors and service providers.

We have upgraded our mainframe computer
hardware, systems software and applications software to address Y2K issues and we expect to complete compliance testing by June 30, 1999. Most of our systems run on the IBM mainframe computer platform, where future dated systems testing has been performed through December 31, 2000. We are in the process of updating and testing hardware and software running on personal computer (PC) platforms and expect to have any Y2K issues resolved by June 30, 1999.

Y2K issues have been handled primarily by our internal staff. We spent approximately $800,000 on the Year 2000 project through the end of 1998 and estimate additional expenditures of $250,000 for the balance of the project. Due to our early start in addressing Y2K issues, the number of other IT projects delayed due to Y2K has been very limited.
We are currently in the process of developing a Y2K
Contingency Plan and will involve representatives from our IT and non-IT business units in the planning process. The Y2K Contingency Plan may include potential Y2K issues generated within our own
Company and potential Y2K issues generated by third parties that have a mission critical business relationship with us.

While we cannot guarantee that our computer systems nor those of the parties with which we conduct business will properly function once the year
2000 is reached, Midland National Life is committed to maintaining reliable computer systems which properly recognize the year 2000.

DISCOUNT FOR    MIDLAND     EMPLOYEES    OF
SAMMONS ENTERPRISES, INC.

   Midland     Employees    of Sammons Enterprises,
Inc.
may receive a discount of up to 25% of first year
premiums.     Midland will pay off the discount as
the
employee pays the qualifying premium. Midland is a
subsidiary of Sammons Enterprises, Inc., and
additional premium payments contributed solely by
Midland National Life will be paid into the
employee's policy during the first year.      All
other
contract provisions will apply.

LEGAL MATTERS

The law firm of Sutherland Asbill & Brennan LLP,
Washington, DC, has provided advice regarding certain matters relating to federal securities laws.
We are not involved in any material legal proceedings.


FINANCIAL    AND ACTUARIAL MATTERS
The financial statements of Midland National Life
Separate Account A and Midland National Life
Insurance Company, included in this prospectus and the registration statement, have been audited by PricewaterhouseCoopers LLP, independent auditors, for the periods indicated in their report which appears in this prospectus and in the registration statement.
The address for PricewaterhouseCoopers LLP is IBM
Park Building, Suite 1300, 650 Third Avenue South,
Minneapolis, Minnesota 55402-4333. The financial statements have been included in reliance upon reports given upon the authority of the firm as experts in accounting and auditing.

   Actuarial matters in this prospectus have been examined by Russell A. Evenson, F.S.A., M.A.A.A., who is Senior Vice President and Corporate Actuary of Midland. His opinion on actuarial matters is filed as an exhibit to the Registration Statement we filed with the Securities and Exchange Commission.

ADDITIONAL INFORMATION

We have filed a Registration Statement relating to the
Separate Account and the Variable Life insurance contract described in this prospectus with the Securities and Exchange Commission. The
Registration Statement, which is required by the Securities Act of 1933, includes additional information that is not required in this prospectus under the rules and regulations of the SEC. If you would like the additional information, then you may obtain it from the SEC's main office in Washington, DC. You will have to pay a fee for the material.

Management of Midland
Here is a list of our directors and officers.
Directors
Name and
Business Address

Principal Occupation

Principal Occupation During Past Five Years
Michael M. Masterson
Midland National Life
One Midland Plaza
Sioux Falls, SD 57193-0001

Chairman of the Board,
President and Chief
Executive Officer
Chairman of the Board (March 1999 to present), Chief
Executive Officer and President (March 1997 to present) President and Chief Operating Officer
(March
1996 to February 1997), Executive Vice President-
Marketing (March 1995 to February 1996), Midland
National Life Insurance Company; Vice President -
Individual Sales (prior thereto), Northwestern
National
Life

John J. Craig, II
Midland National Life
One Midland Plaza
Sioux Falls, SD 57193-0001
Executive Vice President
Executive Vice President (January 1998 to present),
Midland National Life Insurance Company; Senior
Vice President and Chief Financial Officer (October
1993 to 1998), Midland National Life Insurance
Company; Treasurer (January 1996 to present), Briggs
ITD Corp.; Treasurer (March 1996 to present),
Sammons Financial Holdings, Inc.; Treasurer
(November 1993 to present), CH Holdings; Treasurer
(November 1993 to present), Consolidated Investment
Services, Inc.; Treasurer (November 1993 to present),
Richmond Holding Company, L.L.C.; Partner (prior thereto), Ernst and Young

   Russell A. Evenson
Midland National Life
One Midland Plaza
Sioux Falls, SD 57193-0001
Senior Vice President and
Corporate Actuary
Senior Vice President and Chief Actuary (March 1996 to present), Senior Vice President and Actuary
(prior
thereto), Midland National Life Insurance
Company;

Steven C. Palmitier
Midland National Life
One Midland Plaza
Sioux Falls, SD 57193-0001

   Stephen P. Horvat, Jr.
Midland National Life
One Midland Plaza  Sioux
Falls, SD      57193-0001

Donald J. Iverson Midland
National Life One
Midland Plaza     Sioux
Falls, SD      57193-0001
Senior Vice President and
Chief Marketing Officer


   Senior Vice President



   Senior Vice President and
Corporate ActuarySenior Vice President and Chief Marketing Officer (March 1997 to present), Senior Vice President-Sales
(August 1996 to February 1997), Midland National
Life
Insurance Company; Senior Vice President-Sales
(prior
thereto), Penn Mutual Life Insurance
Senior Vice President (January 1997 to present),
Midland National Life Insurance Company;
Shareholder (June 1996 to December 1997), Sorling
Law Firm; Sernior Vice President, General Counsel &
Secretary (prior thereto), Franklin Life Insurance
Company
Senior Vice President and Corporate Actuary
(November 1999 to Present); Vice President - Chief
Actuary (prior thereto), ALLIED Life Insurance
Company.

Robert W. Korba
Sammons Enterprises, Inc.
300 Crescent CT
Dallas, TX 75201
Board of Directors
Member, Vice President
President and Director (since 1988), Sammons
Enterprises, Inc., Vice President (August 1998 to present), Midland National Life Insurance Company
Executive Officers (other than Directors)
Unless otherwise indicated, the addresses for the following
 are One Midland Plaza, Sioux Falls, SD 57193-0001
Name and
Business Address

Principal Occupation

Principal Occupation During Past Five Years
   Jon P. Newsome
Midland National Life -
Annuity Division      7755
Office Plaza Drive  N.
#105,                    West
Des Moines, IA    50266
E John Fromelt
Midland National Life

   Executive Vice President -
Annuity Division



Senior Vice President,
Chief Investment Officer
Executive Vice President - Annuity Division (April
1999 To Present); Executive Vice President
(September
1996 to February 1999), Conseco Marketing, LLC;
Chairman & CEO (Nevember 1995 to September
1996), American Life & Casualty Ins. Co.

Senior Vice President, Chief Investment Officer
(since
1990), Midland National Life Insurance Company;
President (since August 1995), Midland Advisors
Company; Chief Investment Officer (1996 to present),
North American Company for Life and Health
   Thomas M. Meyer
Midland National Life



   Stephen P. Horvat, Jr.
Midland National Life
Insurance Company
Senior Vice President and
Chief Financial Officer



   Senior Vice President
Senior Vice President and Chief Financial Officer
(January 2000 to December 1999), Vice President and
Chief Financial Officer (January 1998 to December
1999) Second Vice President and Controller (1995 to
1998), Midland National Life Insurance Company
Senior Vice President (January 1997 to present),
Midland National Life Insurance Company;
Shareholder (June 1996 to December 1997), Sorling
Law Firm; Sernior Vice President, General Counsel &
Secretary (prior thereto), Franklin Life Insurance
Company

Gary J. Gaspar
North American
Company for Life &
Health Insurance
222 South Riverside Plaza
Chicago, IL 60606-5929
Senior Vice President &
Chief Information Officer
Senior Vice President & Chief Information Officer
(August 1998 to present), Midland National Life
Insurance Company; Senior Vice President Information
Systems Officer (1985 to present); North American
Company for Life & Health Insurance

Jack L. Briggs
Midland National Life
Vice President, Secretary,
and General Counsel
Vice President, Secretary and General Counsel (since
1978), Midland National Life Insurance Company

Gary W. Helder
Midland National Life
Vice President- Policy
Administration
Vice President-Policy Administration (since 1991),
Midland National Life Insurance Company

Robert W. Buchanan
Midland National Life
Vice President- Marketing
Services
Vice President-Marketing Services (March 1996 to present), Second Vice President-Sales Development
(prior thereto), Midland National Life Insurance
Company

   Thomas M. Meyer
Midland National Life

Vice President and Chief
Financial Officer

Vice President and Chief Financial Officer (January
1998 to present), Second Vice President and
Controller
(1995 to 1998), Midland National Life Insurance
Company

   Esfandyar Dinshaw
Midland National Life -
Annuity Division
7755 Office Plaza Drive
N. #105,                    West
Des Moines, IA    50266
Timothy A. Reuer



Julia B. Roper
North American
Company for Life &
Health Insurance
222 South Riverside Plaza
Chicago, IL 60606-5929
   Vice President - Annuity
Division




   Vice President Product
Development


Vice President & Chief
Compliance Officer
   Vice President - Annuity Division (April 1999 to
Present); Vice President - Actuarial (Septembe 1996 to
April 1999), Conseco; Vice President - Actuarial
(January 1991 to August 1996), American Life &
Casualty Ins. Co.

   Vice President - Product Development (January
2000
To Present);  Actuary - Product Development (March
1996 to December 1999); Associate Acuary (March
1992 to February 1996) Midland National Life
Insurance Company
Vice President & Chief Compliance Officer (August
1998 to present), Midland National Life Insurance;
Vice President & Chief Compliance Officer (September
1997 to present), North American Company for Life &
Health Insurance; Assistant Vice President (prior thereto), CNA Insurance Companies

   Joseph B. Moran
Parkway Mortgage
1700 Galloping Hill Road
Kenilworth, NJ 07033
Vice President - Parkway
Mortgage Division
Vice President - Parkway Mortgage Division (January
1999 to present), Midland National Life Insurance
Company; President (prior thereto), Parkway
Mortgage,
Inc.

   James T. Fehon
Parkway Mortgage
1700 Galloping Hill Road
Kenilworth, NJ 07033
Vice President - Parkway
Mortgage Division
Vice President - Parkway Mortgage Division (January
1999 to present), Midland National Life Insurance
Company; Executive Vice President (prior thereto),
Parkway Mortgage, Inc.




Illustration

Following are a series of tables that illustrate how
the
cash values, cash surrender values, and death
benefits
of a contract change with the investment performance
of the Funds. The tables show how the cash values,
cash surrender values, and death benefits of a
contract
issued to an insured of a given age and given
premium would vary over time if the return on the
assets held in each Portfolio of the Funds were a
constant gross, after tax annual rate of 0%, 6%, or
12%. The tables on pages    31 46     through    33
48
illustrate a contract issued to a male, age    25
35    , under
a standard rate preferred non-smoker underwriting
risk classification.    The tables on pages 34
through 36
illustrate a contract issued to a male, age 40,
under a
standard rate preferred non-smoker underwriting risk
classification.     The cash values, cash surrender
values,
and death benefits would be different from those
shown if the returns averaged 0%, 6%, and 12% over
a period of years, but fluctuated above and below
those averages for individual contract years.
The amount of the cash value exceeds the cash
surrender value during the first    twelve ten
contract
years due to the surrender charge. For contract
years
   thirteen eleven     and after, the cash value and
cash
surrender value are equal, since the surrender charge has reduced to zero.

The second column shows the accumulation value of the premiums paid at the stated interest rate. The third and sixth columns illustrate the cash values and the fourth and seventh columns illustrate the cash surrender values of the contract over the designated period. The cash values shown in the third column and the cash values shown in the fourth column assume the monthly charge for cost of insurance is based upon the current cost of insurance rates. The cash values shown in the sixth column and the cash surrender values shown in the seventh column assume the monthly charge for cost of insurance is based upon the cost of insurance rates that we guarantee. The maximum cost of insurance rates allowable under the contract are based on the Commissioner's 1980 Standard Ordinary Mortality
Table. The fifth and eighth columns illustrate the death benefit of a contract over the designated period.
The illustrations of death benefits reflect the same assumptions as the cash value and cash surrender values. The death benefit values also vary between tables, depending upon whether Option 1 or Option 2 death benefits are illustrated.

The amounts shown for the death benefit, cash
values, and cash surrender values reflect the fact
that
the net investment return of the divisions of our
Separate Account is lower than the gross, after-tax
return on the assets in the Funds, as a result of
expenses paid by the Funds and charges levied
against the divisions of our Separate Account. The
illustrations also reflect the    2.5% 5.0% premium
load
sales charge     deduction from each premium,
   (for the
first fifteen years on a current basis) the 2.5%
premium tax deduction from each premium and     the
$6.00 per month expense charge    (for the first
fifteen
years on a current basis)     as well as current and
guaranteed cost of insurance charges.

The contract values shown assume daily investment
advisory fees and operating expenses equivalent to
an
annual rate of    .76% .79%     of the aggregate
average
daily net assets of the Portfolios of the Funds (the
average rate of the Portfolios for the period ending
December 31,    1998 1999    ). The actual fees and
expenses associated with the contract may be more or
less than    .76%  .79%     and will depend on how
allocations are made to each investment division.
   The MFS VIT New Discovery, The Lord Abbett VC
Mid-Cap Value, The Lord Abbett VC International,
and the VIP II Index 500 portfolios contain an
expense reimbursement arrangement whereby the
portfolio's expenses have a limit.  Without this
arrangement, expenses would be higher and the
average of 0.79% would be higher.  This would result
in lower values than what are shown in the
illustrations.  Midland cannot predict whether such
arrangements will continue.  See footnotes (2) and
(5)
on pages 8 and 8 for further information on the
limits
on other expenses.      The contract values also
take into
account a daily charge to each division of Separate
Account A for assuming mortality and expense risks
and administrative charges which is equivalent to a
charge at an annual rate of .90% (   .50% .25%
after
year 10 on a current basis) of the average net
assets of
the divisions of Separate Account A. After
deductions of these amounts, the illustrated gross
investment rates of 0%, 6%, and 12% correspond to
approximate net annual rates of    -1.60% -1.69%,
4.34% 4.31%    , and    10.34% 10.31    ,
respectively
(   1.26% -1.04%, 4.74% 4.96%, 10.75% 10.96%
after
year 10 on a current basis).

   The Approximate net annual rates do not include cost of insurance charges, surrender charges, premium charges, expense charges nor any charges for additional benefits.

The hypothetical values shown in the tables do not reflect any charges for federal income taxes against Separate Account A since Midland is not currently making such charges. However, if, in the future, such charges are made, the gross annual investment rate of return would have to exceed the stated investment rates by a sufficient amount to cover the tax charges in order to produce the cash values, cash surrender values, and death benefits illustrated.

The tables illustrate the contract values that would result based on hypothetical investment rates of return if premiums are paid in full at the beginning of each year and if no contract loans have been made.
The values would vary from those shown if the assumed annual premium payments were paid in installments during a year. The values would also vary if the contract owner varied the amount or frequency of premium payments. The tables also assume that the contract owner has not requested an increase or decrease in face amount, that no withdrawals have been made and no withdrawal charges imposed, that no contract loans have been taken, and that no transfers have been made and no transfer charges imposed.



MIDLAND NATIONAL LIFE INSURANCE COMPANY - VEUL
   2

DEATH BENEFIT OPTION 1	ASSUMED HYPOTHETICAL GROSS
MALE PREFERRED NON-SMOKER ISSUE AGE    25 35
	ANNUAL RATE OF RETURN: 0%
$200,000 INITIAL SPECIFIED AMOUNT 	ASSUMED ANNUAL
PREMIUM(1):    $1,500 $3,000
    ASSUMING CURRENT COSTS  ASSUMING GUARANTEED COSTS



   	PREMIUMS	   CASH	                    CASH
END	ACCUMULATED	   VALUE(2)   CASH              VALUE(2)  CASH
OF	AT 5% INTEREST CONTRACT   SURRENDER DEATH   CONTRACT  SURRENDER DEATH
YEAR  PER YEAR       FUND       VALUE     BENEFIT FUND      VALUE     BENEFIT

1              3,150  2,566              0  200,000 2,402             0 200,000
2              6,458  5,068          1,458  200,000 4,744         1,134 200,000
3              9,930  7,530          4,110 200,000 7,028          3,608 200,000
4             13,577  9,953          6,723 200,000 9,255          6,025 200,000
5             17,406 12,315          9,369 200,000 11,426         8,480 200,000
6             21,426 14,617         11,957 200,000 13,521        10,861 200,000
7             25,647 16,883         14,603 200,000 15,563        13,283 200,000
8             30,080 19,092         17,192 200,000 17,533        15,633 200,000
9             34,734 21,245         19,819 200,000 19,432        18,006 200,000
10            39,620 23,344         22,584 200,000 21,262        20,502 200,000
11            44,751 25,559         25,559 200,000 23,025        23,025 200,000
12            50,139 27,735         27,735 200,000 24,723        24,723 200,000
13            55,796 29,871         29,871 200,000 26,336        26,336 200,000
14            61,736 31,949         31,949 200,000 27,888        27,888 200,000
15            67,972 33,970         33,970 200,000 29,359        29,359 200,000
16            74,521 36,085         36,085 200,000 30,732        30,732 200,000
17            81,397 38,145         38,145 200,000 32,009        32,009 200,000
18            88,617 40,151         40,151 200,000 33,193        33,193 200,000
19            96,198 42,124         42,124 200,000 34,245        34,245 200,000
20           104,158 44,064         44,064 200,000 35,190        35,190 200,000
21           112,516 45,972         45,972 200,000 35,989        35,989 200,000
22           121,291 47,849         47,849 200,000 36,646        36,646 200,000
23           130,506 49,659         49,659 200,000 37,162        37,162 200,000
24           140,181 51,386         51,386 200,000 37,502        37,502 200,000
25           150,340 53,016         53,016 200,000 37,667        37,667 200,000

30           209,282 59,913         59,913 200,000 34,877        34,877 200,000

35           284,509 64,742         64,742 200,000 22,671        22,671 200,000

40           380,519 66,503         66,503 200,000      0             0 200,000



1. ASSUMES A    $1,500 $3,000     PREMIUM IS PAID AT
THE BEGINNING OF EACH CONTRACT YEAR.
VALUES WOULD BE DIFFERENT IF PREMIUMS ARE PAID WITH
A DIFFERENT FREQUENCY OR IN
DIFFERENT AMOUNTS.

2. ASSUMES THAT NO CONTRACT LOANS OR WITHDRAWALS
HAVE BEEN MADE. ZERO VALUES
INDICATE LAPSE IN THE ABSENCE OF AN ADDITIONAL
PREMIUM PAYMENT.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN
ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED
A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES
OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE
MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A
NUMBER OF FACTORS, INCLUDING THE INVESTMENT
ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT
RATES OF RETURN FOR THE FUND SERIES. THE CONTRACT
FUND,
SURRENDER VALUE AND DEATH BENEFIT FOR A CONTRACT
WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL
INVESTMENT RATES OF RETURN AVERAGED OVER A PERIOD OF
YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE
AVERAGES FOR THE INDIVIDUAL CONTRACT YEARS. NO
REPRESENTATION CAN BE MADE BY MIDLAND, THE SEPARATE
ACCOUNT, OR THE FUND THAT THIS ASSUMED INVESTMENT
RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR
SUSTAINED OVER ANY PERIOD OF TIME.

MIDLAND NATIONAL LIFE INSURANCE COMPANY - VEUL
   2

DEATH BENEFIT OPTION 1	ASSUMED HYPOTHETICAL GROSS
MALE PREFERRED NON-SMOKER ISSUE AGE    25
35    ANNUAL RATE OF RETURN: 6%
$200,000 INITIAL SPECIFIED AMOUNT 	ASSUMED ANNUAL
PREMIUM(1):    $1,500 $3,000
ASSUMING CURRENT COSTS		           ASSUMING
GUARANTEED COSTS

   	PREMIUMS	   CASH	                    CASH
END	ACCUMULATED	   VALUE(2)   CASH              VALUE(2)  CASH
OF	AT 5% INTEREST CONTRACT   SURRENDER DEATH   CONTRACT  SURRENDER DEATH
YEAR  PER YEAR       FUND       VALUE     BENEFIT FUND      VALUE     BENEFIT

1              3,150  2,730             0 200,000  2,560             0 200,000
2              6,458  5,555         1,945 200,000  5,211         1,601 200,000
3              9,930  8,506         5,086 200,000  7,958         4,538 200,000
4             13,577 11,587         8,357 200,000 10,805         7,575 200,000
5             17,406 14,780        11,834 200,000 13,758        10,812 200,000
6             21,426 18,093        15,433 200,000 16,800        14,140 200,000
7             25,647 21,552        19,272 200,000 19,958        17,678 200,000
8             30,080 25,143        23,243 200,000 23,218        21,318 200,000
9             34,734 28,873        27,447 200,000 26,585        25,159 200,000
10            39,620 32,749        31,989 200,000 30,065        29,305 200,000
11            44,751 37,009        37,009 200,000 33,666        33,666 200,000
12            50,139 41,467        41,467 200,000 37,396        37,396 200,000
13            55,796 46,136        46,136 200,000 41,241        41,241 200,000
14            61,736 51,009        51,009 200,000 45,231        45,231 200,000
15            67,972 56,099        56,099 200,000 49,355        49,355 200,000
16            74,521 61,577        61,577 200,000 53,604        53,604 200,000
17            81,397 67,309        67,309 200,000 57,990        57,990 200,000
18            88,617 73,312        73,312 200,000 62,521        62,521 200,000
19            96,198 79,616        79,616 200,000 67,179        67,179 200,000
20           104,158 86,241        86,241 200,000 71,990        71,990 200,000
21           112,516 93,204        93,204 200,000 76,940        76,940 200,000
22           121,291 100,525      100,525 200,000 82,043        82,043 200,000
23           130,506 108,202      108,202 200,000 87,316        87,316 200,000
24           140,181 116,250      116,250 200,000 92,751        92,751 200,000
25           150,340 124,685      124,685 200,000 98,369        98,369 200,000

30           209,282 173,877      173,877 212,130 129,522      129,522 200,000

35           284,509 236,505      236,505 274,345 168,084      168,084 200,000

40           380,519 315,908      315,908 338,022 218,053      218,053 233,317



1. ASSUMES A    $1,500 $3,000     PREMIUM IS PAID AT
THE BEGINNING OF EACH CONTRACT YEAR.
VALUES WOULD BE DIFFERENT IF PREMIUMS ARE PAID WITH
A DIFFERENT FREQUENCY OR IN
DIFFERENT AMOUNTS.

2. ASSUMES THAT NO CONTRACT LOANS OR WITHDRAWALS
HAVE BEEN MADE. ZERO VALUES
INDICATE LAPSE IN THE ABSENCE OF AN ADDITIONAL
PREMIUM PAYMENT.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN
ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED
A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES
OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE
MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A
NUMBER OF FACTORS, INCLUDING THE INVESTMENT
ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT
RATES OF RETURN FOR THE FUND SERIES. THE CONTRACT
FUND,
SURRENDER VALUE AND DEATH BENEFIT FOR A CONTRACT
WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL
INVESTMENT RATES OF RETURN AVERAGED OVER A PERIOD OF
YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE
AVERAGES FOR THE INDIVIDUAL CONTRACT YEARS. NO
REPRESENTATION CAN BE MADE BY MIDLAND, THE SEPARATE
ACCOUNT, OR THE FUND THAT THIS ASSUMED INVESTMENT
RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR
SUSTAINED OVER ANY PERIOD OF TIME.

MIDLAND NATIONAL LIFE INSURANCE COMPANY - VEUL
   2

DEATH BENEFIT OPTION 1	ASSUMED HYPOTHETICAL GROSS
MALE PREFERRED NON-SMOKER ISSUE AGE    25 35
	ANNUAL RATE OF RETURN: 12%
$200,000 INITIAL SPECIFIED AMOUNT 	ASSUMED ANNUAL
PREMIUM(1):    $1,500 $3,000
 ASSUMING CURRENT COSTS	 ASSUMING GUARANTEED COSTS

   	PREMIUMS	   CASH	                    CASH
END	ACCUMULATED	   VALUE(2)   CASH              VALUE(2)  CASH
OF	AT 5% INTEREST CONTRACT   SURRENDER DEATH   CONTRACT  SURRENDER DEATH
YEAR  PER YEAR       FUND       VALUE     BENEFIT FUND      VALUE     BENEFIT

1             3,150 2,893               0 200,000 2,718          0 200,000
2             6,458 6,063           2,453 200,000 5,697      2,087 200,000
3             9,930 9,562           6,142 200,000 8,965      5,545 200,000
4            13,577 13,427         10,197 200,000 12,553     9,323 200,000
5            17,406 17,670         14,724 200,000 16,496    13,550 200,000
6            21,426 22,334         19,674 200,000 20,808    18,148 200,000
7            25,647 27,484         25,204 200,000 25,555    23,275 200,000
8            30,080 33,151         31,251 200,000 30,761    28,861 200,000
9            34,734 39,390         37,964 200,000 36,478    35,052 200,000
10           39,620 46,262         45,502 200,000 42,762    42,002 200,000
11           44,751 54,154         54,154 200,000 49,679    49,679 200,000
12           50,139 62,908         62,908 200,000 57,298    57,298 200,000
13           55,796 72,622         72,622 200,000 65,682    65,682 200,000
14           61,736 83,391         83,391 200,000 74,935    74,935 200,000
15           67,972 95,338         95,338 200,000 85,141    85,141 200,000
16           74,521 108,769       108,769 201,222 96,397    96,397 200,000
17           81,397 123,664       123,664 220,122 108,830  108,830 200,000
18           88,617 140,159       140,159 239,672 122,566  122,566 209,588
19           96,198 158,444       158,444 259,848 137,666  137,666 225,773
20          104,158 178,719       178,719 280,589 154,272  154,272 242,207
21          112,516 201,209       201,209 301,814 172,529  172,529 258,794
22          121,291 226,139       226,139 330,163 192,575  192,575 281,159
23          130,506 253,754       253,754 360,331 214,597  214,597 304,728
24          140,181 284,338       284,338 392,387 238,786  238,786 329,525
25          150,340 318,208       318,208 426,399 265,376  265,376 355,604

30          209,282 550,808       550,808 671,985 442,923  442,923 540,366

35          284,509 938,755       938,755 1,088,956 724,332 724,332 840,225

40         380,519 1,587,278 1,587,278 1,698,387 1,172,899 1,172,899 1,255,003


1. ASSUMES A    $1,500 $3,000     PREMIUM IS PAID AT
THE BEGINNING OF EACH CONTRACT YEAR.
VALUES WOULD BE DIFFERENT IF PREMIUMS ARE PAID WITH
A DIFFERENT FREQUENCY OR IN
DIFFERENT AMOUNTS.

2. ASSUMES THAT NO CONTRACT LOANS OR WITHDRAWALS
HAVE BEEN MADE. ZERO VALUES
INDICATE LAPSE IN THE ABSENCE OF AN ADDITIONAL
PREMIUM PAYMENT.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN
ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED
A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES
OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE
MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A
NUMBER OF FACTORS, INCLUDING THE INVESTMENT
ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT
RATES OF RETURN FOR THE FUND SERIES. THE CONTRACT
FUND,
SURRENDER VALUE AND DEATH BENEFIT FOR A CONTRACT
WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL
INVESTMENT RATES OF RETURN AVERAGED OVER A PERIOD OF
YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE
AVERAGES FOR THE INDIVIDUAL CONTRACT YEARS. NO
REPRESENTATION CAN BE MADE BY MIDLAND, THE SEPARATE
ACCOUNT, OR THE FUND THAT THIS ASSUMED INVESTMENT
RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR
SUSTAINED OVER ANY PERIOD OF TIME.

Definitions

Accumulation Unit means the units credited to each investment division in the Separate Account.

Age means the age of the Insured Person on his/her birthday which immediately precedes the Contract
Date.

Attained Age means the age of the Insured Person on his/her birthday preceding a Contract Anniversary date.

Beneficiary means the person or persons to whom the contract's death benefit is paid when the Insured
Person dies.

Business Day means any day we are open and the New
York Stock Exchange is are open for trading. The
holidays
which we are closed but the New York Stock Exchange
is open are the day after Thanksgiving,    the day
before
Christmas Eve Day, and New Year's Eve Day and
December 26, 2000    . These days along with the
days the New
York Stock Exchange is not open for trading will not be counted as Business Days.
   Contract Fund means the total amount of monies in our Separate Account A attributable to your in force contract.
It also includes monies in our General Account for your contract.

Cash Surrender Value means the    Contract Fund Cash
Value     on the date of surrender, less any
Surrender Charges.

Cash Value    is the value of your contract fund.
means the total amount of monies in our Separate
Account A
Attributable to your in force contract plus any monies in our General Account for your Contract.

Contract Anniversary: The same month and day of the Contract Date in each year following the Contract
Date.

Contract Date means the date from which Contract
Anniversaries and Contract Years are determined.

Contract Month means a month that starts on a Monthly Anniversary and ends on the following
Monthly
Anniversary.

Contract Year means a year that starts on the Contract Date or on each anniversary thereafter.

Death Benefit means the amount payable under your contract when the Insured Person dies.

Evidence of Insurability means evidence, satisfactory to us, that the insured person is insurable and meets our underwriting standards.

Funds mean the investment companies, more commonly called mutual funds, available for investment by Separate
Account A on the Contract Date or as later changed by us.

   Home Office Executive Office     means where you
write to us to pay premiums or take other action, such as transfers between investment divisions, changes in Specified
Amount, or other such action regarding your contract. The address is:
Midland National Life Insurance Company
One Midland Plaza
Sioux Falls, SD 57193

In Force means the Insured Person's life remains insured under the terms of the contract.

Investment Division means a division of Separate
Account A which invests exclusively in the shares of a specified
Portfolio of the Fund.

Minimum Premium Period: This is the period of time beginning on the Contract Date and ending five years from the Contract Date.

Modified Endowment Contract is a contract where premiums are paid more rapidly than the rate defined by a 7-Pay Test.

Monthly Anniversary means the day of each month that has the same numerical date as the Contract Date.
Net Cash Surrender Value means the Cash Surrender
Value less any outstanding contract loan.

Net Premium means the premium paid less    any a
deduction for    premium taxes, less any deduction
for the sales
charge the premium load     and less any per premium
expenses.

Record Date means the date the contract is recorded on Our books as an In Force contract.

Separate Account means Our Separate Account A which receives and invests your net premiums under the contract.

Surrender Charges means a charge made only upon surrender of the contract. It includes a charge for sales related expenses and issue related expenses.


Performance

Performance information for the investment divisions may appear in reports and advertising to current and prospective owners. We base the performance information on the investment experience of the investment division and the Funds. The information does not indicate or represent future performance.

Total return quotations reflect changes in Funds' share prices, the automatic reinvestment by the Separate Account of all distributions and the deduction of the mortality and expense risk charge. The quotations will not reflect deductions from premiums (the sales charge, premium tax charge, and any per premium expense charge), the monthly deduction from the cash value (the expense charge, the cost of insurance charge, and any charges for additional benefits), the surrender charge, or other transaction charges. Therefore, these returns do not show how actual investment performance will affect contract benefits.

A cumulative total return reflects performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the performance had been constant over the entire period. Average annual total returns tend to smooth out variations in an investment division's returns and are not the same as actual year-by-year results.

Midland may advertise performance figures for the investment divisions based on the performance of a portfolio before the Separate Account commenced operations.

Midland may provide individual hypothetical illustrations of cash value, cash surrender value, and death benefits based on the Funds' historical investment returns.
These illustrations will reflect the deduction of expenses in the
Funds and the deduction of contract charges, including the mortality and expense risk charge, the deductions from premiums, the monthly deduction from the cash value and the surrender charge. The illustrations do not indicate what contract benefits will be in the future.


Financial Statements
The financial statements of Midland National Life
Insurance Company included in this prospectus should be distinguished from the financial statements of the Midland National Life Separate Account A and should be considered only as bearing upon the ability of Midland to meet its obligations under the Contracts.
They should not
be considered as bearing upon the investment performance of the assets held in the Separate
Account.



4    VARIABLE EXECUTIVE UNIVERSAL LIFE 2
VARIABLE EXECUTIVE UNIVERSAL LIFE 2    1

VEUL200.txt

Report of Independent Accountants

The Board of Directors and Stockholder

Midland National Life Insurance Company:
In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and changes in net assets present fairly, in all material respects, the financial position of Midland National Life Insurance Company Separate Account A (comprising, respectively, the portfolios of the Variable Insurance Products Fund, the Variable Insurance Products Fund II, the Variable Insurance Products Fund III, the American Century Variable Portfolios, Inc., the Massachusetts Financial Services, and the Lord, Abbett & Company) at December 31, 1999, and the related statements of operations and changes in net assets for each of the three years in the period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of Midland National Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.




March 31, 2000

Midland National Life Insurance Company
Separate Account A
Statement of Assets
at December 31, 1999









                                                                  Value
                                                                   Per
                ASSETS                                Shares      Share
Investments at net asset value:
  Variable Insurance Products Fund:
  Money Market Portfolio (cost $4,656,942)           4,656,942      1.00 4,656,942
  High Income Portfolio (cost $3,667,197)              314,343     11.31     3,555,219
  Equity-Income Portfolio (cost $17,751,309)           745,499     25.71    19,166,789
  Growth Portfolio (cost $33,084,831)                  838,371     54.93    46,051,700
  Overseas Portfolio (cost $5,322,595)                 268,241     27.44     7,360,544

Variable Insurance Products Fund II:
  Asset Manager Portfolio (cost $7,209,641)            429,574     18.67     8,020,155
  Investment Grade Bond Portfolio (cost $1,478,325)    121,340     12.16     1,475,493
  Index 500 Portfolio (cost $20,437,252)               142,539    167.41    23,862,419
  Contrafund Portfolio (cost $15,695,012)              674,623     29.15    19,665,270
  Asset Manager Growth: Portfolio (cost $3,693,281)    229,041     18.38     4,209,771

Variable Insurance Products Fund III:
  Balanced Portfolio (cost $1,270,326)                  82,159     16.00     1,314,548
  Growth & Income Portfolio (cost $4,170,767)          255,647     17.30     4,422,690
  Growth Opportunities Portfolio (cost $6,298,637)     285,580     23.15     6,611,175

American Century Variable Portfolios, Inc.:
  Balanced Portfolio (cost $545,614)                    72,785      7.79       566,994
  Capital Appreciation Portfolio (cost $573,714)        56,048     14.84       831,750
  International Portfolio (cost $2,200,431)            271,028     12.50     3,387,853
  Value Portfolio (cost $1,219,680)                    193,154      5.95     1,149,267
  Income & Growth Portfolio (cost $498,286)             67,977      8.00       543,814

Massachusetts Financial Services:
  VIT Emerging Growth Series (cost $1,462,604)          56,152     37.94     2,130,426
  VIT Growth with Income Series (cost $314,045)         15,379     21.31       327,730
  VIT New Discovery Series (cost $198,640)              15,087     17.27       260,546
  VIT Research Series (cost $795,736)                   40,215     23.34       938,619

Lord, Abbett & Company:
  VC Growth & Income Portfolio (cost $450,509)          20,007     22.16       443,354
  VC Mid-Cap Value Portfolio (cost $6,265)                 661      9.82         6,486
  VC International Portfolio (cost $5,307)                 465     11.87         5,519

Total investments (cost $133,006,944)                                    $ 160,965,073


Midland National Life Insurance Company
Separate Account A
Statement of Assets, Continued
at December 31, 1999



                                                                    Value
                                                                     Per
                 NET ASSETS                            Units         Unit
Net assets represented by:
  Variable Insurance Products Fund:
  Money Market Portfolio                               371,899     12.52    $4,656,942
  High Income Portfolio                                191,212     18.59     3,555,219
  Equity-Income Portfolio                              833,908     22.98    19,166,789
  Growth Portfolio                                   1,106,225     41.63    46,051,700
  Overseas Portfolio                                   281,937     26.11     7,360,544

Variable Insurance Products Fund II:
  Asset Manager Portfolio                              314,201     25.53     8,020,155
  Investment Grade Bond Portfolio                      106,290     13.88     1,475,493
  Index 500 Portfolio                                1,143,206     20.87    23,862,419
  Contrafund Portfolio                                 919,568     21.39    19,665,270
  Asset Manager: Growth Portfolio                      238,862     17.62     4,209,771

Variable Insurance Products Fund III:
  Balanced Portfolio                                    97,602     13.47     1,314,548
  Growth & Income Portfolio                            267,074     16.56     4,422,690
  Growth Opportunities Portfolio                       440,086     15.02     6,611,175

American Century Variable Portfolios, Inc.:
  Balanced Portfolio                                    40,629    13.96        566,994
  Capital Appreciation Portfolio                        48,931    17.00        831,750
  International Portfolio                              169,545    19.98      3,387,853
  Value Portfolio                                       95,479    12.04      1,149,267
  Income & Growth Portfolio                             38,925    13.97        543,814

Massachusetts Financial Services:
  VIT Emerging Growth Series                            96,719    22.03      2,130,426
  VIT Growth with Income Series                         26,812    12.22        327,730
  VIT New Discovery Series                              11,736    22.20        260,546
  VIT Research Series                                   64,738    14.50        938,619

Lord, Abbett & Company:
  VC Growth & Income Portfolio                          33,277    13.32        443,354
  VC Mid-Cap Value Portfolio                               630    10.29          6,486
  VC International Portfolio                               428    12.89          5,519

  Net assets                                                              $160,965,073


Midland National Life Insurance Company
Separate Account A


Statements of Operations and Changes in Net Assets for the years ended December 31, 1999, 1998 and 1997



Combined
                                               1999        1998         1997
Investment income:
Dividend income                              $1,485,972    $980,408    $676,790
Capital gains distributions                   5,126,967   4,404,907   1,587,492

                                              6,612,939   5,385,315   2,264,282

Expenses:
Administrative expense                           139,610    112,287      84,730
Mortality and expense risk                     1,124,796    660,451     427,879

Net investment income (loss)                   5,348,533  4,612,577   1,751,673

Realized and unrealized gains (losses) on investments:
Net realized gains (losses) on investments     6,968,775   2,782,785   2,741,725

Net unrealized appreciation (depreciation) on
Investments                                   13,329,487   7,854,876   3,254,492
Net realized and unrealized gains (losses) on
investments                                   20,298,262  10,637,661   5,996,217
Net increase (decrease) in net assets resulting
from operations                             $ 25,646,795 $15,250,238 $ 7,747,890
Net assets at beginning of year             $ 98,414,651 $54,189,603 $32,499,879
Net increase (decrease) in net assets resulting from
operations                                    25,646,795  15,250,238   7,747,890
Capital shares transactions:
Net premiums                                  55,894,834  40,629,334  21,376,417
Transfers of policy loans                     (3,027,080) (1,812,692) (1,016,654)
Transfers of cost of insurance               (10,455,885) (6,444,223) (4,261,689)
Transfers of surrenders                       (5,196,901) (3,055,075) (2,042,224)
Transfers of death benefits                     (136,802)   (144,047)    (38,948)
Transfers of other terminations                 (322,175)   (198,487)    (75,068)
Interfund and net transfers to general account   147,636          -           -
Net increase in net assets from capital share
transactions                                  36,903,627  28,974,810  13,941,834
Total increase in net assets                  62,550,422  44,225,048  21,689,724
Net assets at end of year                   $160,965,073 $98,414,651 $54,189,603


Variable Insurance Products Fund


        Money Market Portfolio                 High Income Portfolio
     1999       1998         1997          1999         1998        1997
$  184,312   $  123,409   $   94,654   $  297,898   $  178,129   $  104,881
                                           11,138      113,186       12,963
   184,312      123,409       94,654      309,036      291,315      117,844
     2,956        2,905        3,462        4,861        4,792        3,598
    32,625       20,969       16,588       31,332       26,040       18,244
   148,731       99,535       74,604      272,843      260,483       96,002
                                         (168,077)      44,450       42,799
                                          120,076     (460,189)     137,622
                                          (48,001)    (415,739)     180,421
$  148,731   $   99,535   $   74,604   $  224,842   $ (155,256)   $ 276,423
$2,731,098   $1,393,023   $1,672,741   $3,163,974   $2,830,980   $1,421,414
   148,731       99,535       74,604      224,842     (155,256)     276,423
 3,387,118    1,970,072    1,828,298    1,057,899    1,477,592      876,690
  (137,095)     (96,356)      18,183      (71,479)     (94,338)     (37,241)
  (198,599)    (148,349)    (119,358)    (301,939)    (251,359)    (207,138)
  (913,421)    (450,390)    (914,181)    (377,937)    (287,811)     (78,445)
       (62)                     (130)      (2,669)        (336)      (1,051)
    (2,870)        (519)      (1,028)      (3,359)      (2,422)      (1,570)
  (357,958)     (35,918)  (1,166,106)    (134,113)    (353,076)     581,898
 1,777,113    1,238,540     (354,322)     166,403      488,250    1,133,143
 1,925,844    1,338,075     (279,718)     391,245      332,994    1,409,566
$4,656,942   $2,731,098   $1,393,023   $3,555,219   $3,163,974   $2,830,980


Midland National Life Insurance Company
Separate Account A
Statements of Operations and Changes in Net Assets,
Continued
for the years ended December 31, 1999, 1998 and 1997


                                                  Variable Insurance Products Fund
                                                      Equity-Income Portfolio
                                                  1999           1998            1997
Investment income:
Dividend income                               $   241,870    $   145,189    $   107,918
Capital gains distributions                       534,659        516,702        542,585
                                                  776,529        661,891        650,503
Expenses:
Administrative expense                             23,087         20,642         16,434
Mortality and expense risk                        163,697        114,253         80,523

Net investment income (loss)                      589,745        526,996        553,546

Realized and unrealized gains (losses) on investments:
Net realized gains (losses) on investments        702,551        464,171        465,017

Net unrealized appreciation (depreciation) on
investments                                      (438,403)       297,365        820,036

Net realized and unrealized gains (losses) on
investments                                       264,148        761,536      1,285,053


Net increase (decrease) in net assets resulting
from operations                               $   853,893    $ 1,288,532    $ 1,838,599

Net assets at beginning of year               $15,731,177    $10,118,500    $ 6,148,229

Net increase (decrease) in net assets resulting from
operations                                        853,893      1,288,532      1,838,599

Capital shares transactions:
Net premiums                                    5,797,797      6,101,737      3,188,435
Transfers of policy loans                        (438,545)      (286,720)      (198,994)
Transfers of cost of insurance                 (1,512,678)    (1,071,429)      (757,555)
Transfers of surrenders                          (585,741)      (380,774)      (171,987)
Transfers of death benefits                       (17,919)       (42,005)       (16,504)
Transfers of other terminations                   (82,773)       (43,973)       (17,833)
Interfund and net transfers to general account   (578,422)        47,309        106,110

Net increase in net assets from capital share
transactions                                    2,581,719      4,324,145      2,131,672

Total increase in net assets                    3,435,612      5,612,677      3,970,271

Net assets at end of year                     $19,166,789    $15,731,177    $10,118,500







Variable Insurance Products Fund
           Growth Portfolio                                   Overseas Portfolio
     1999         1998          1997             1999         1998          1997
$    51,552   $    90,127   $    80,524     $    75,635   $    74,765   $    47,188
  3,241,329     2,357,538       360,439         121,991       220,360       187,323

  3,292,881     2,447,665       440,963         197,626       295,125       234,511

     51,850        38,417        28,874           8,600         7,786         6,468
    314,847       197,513       152,938          50,231        39,797        17,378

  2,926,184     2,211,735       259,151         138,795       247,542       210,665

  2,439,437       998,269     1,336,185         200,191       101,507       154,287

  6,119,672     4,140,818     1,180,231       1,772,376        78,405       (83,491)

  8,559,109     5,139,087     2,516,416       1,972,567       179,912        70,796

$11,485,293   $ 7,350,822   $ 2,775,567     $ 2,111,362   $   427,454   $   281,461

$28,503,893   $17,132,404   $11,699,876     $ 4,895,040   $ 3,708,222   $ 2,587,815

 11,485,293     7,350,822     2,775,567       2,111,362       427,454       281,461

 10,176,313     7,318,889     5,149,531       1,397,618     1,583,685     1,410,695
   (889,497)     (590,467)     (446,688)       (169,168)      (97,787)      (91,175)
 (2,167,948)   (1,601,618)   (1,357,432)       (378,999)     (366,371)     (324,642)
 (1,471,759)     (817,281)     (354,778)       (189,968)     (255,013)      (94,010)
    (35,465)      (23,796)      (14,755)         (7,260)       (4,169)       (3,223)
    (87,911)      (57,078)      (34,808)         (9,915)       (3,207)       (2,361)
    538,781      (207,982)     (284,109)       (288,166)      (97,774)      (56,338)

  6,062,514     4,020,667     2,656,961         354,142       759,364       838,946

 17,547,807    11,371,489     5,432,528       2,465,504     1,186,818     1,120,407

$46,051,700   $28,503,893   $17,132,404     $ 7,360,544   $ 4,895,040   $ 3,708,222


Midland National Life Insurance Company
Separate Account A
Statements of Operations and Changes in Net Assets,
Continued
for the years ended December 31, 1999, 1998 and 1997



                                             Variable Insurance Products Fund II
                                                   Asset Manager Portfolio
                                              1999              1998            1997
Investment income:
Dividend income                            $  242,526     $  187,684     $  158,180
Capital gains distributions                   307,200        563,053        396,791
                                              549,726        750,737        554,971

Expenses:
Administrative expense                         13,150         12,260         10,361
Mortality and expense risk                     68,917         58,657         54,683

Net investment income (loss)                  467,659        679,820        489,927

Realized and unrealized gains (losses) on investments:
Net realized gains (losses) on investments    219,173        155,701        198,545
Net unrealized appreciation (depreciation) on
investments                                    46,216         18,174        208,315

Net realized and unrealized gains (losses) on
investments                                   265,389        173,875        406,860

Net increase (decrease) in net assets resulting
from operations                            $  733,048     $  853,695     $  896,787

Net assets at beginning of year            $7,287,457     $5,864,777     $4,483,785

Net increase (decrease) in net assets resulting from
operations                                    733,048        853,695        896,787

Capital shares transactions:
Net premiums                                1,422,179      1,504,185      1,304,321
Transfers of policy loans                    (167,137)      (174,116)      (100,858)
Transfers of cost of insurance               (466,509)      (449,699)      (423,781)
Transfers of surrenders                      (309,764)      (249,884)      (123,302)
Transfers of death benefits                   (10,107)       (12,156)          (158)
Transfers of other terminations               (15,401)       (15,437)        (3,731)
Interfund and net transfers to general
account                                      (453,611)       (33,908)      (168,286)

Net increase in net assets from capital share
transactions                                     (350)       568,985        484,205

Total increase in net assets                  732,698      1,422,680      1,380,992

Net assets at end of year                  $8,020,155     $7,287,457     $5,864,777



Variable Insurance Products Fund II


      Investment Grade Bond Portfolio                 Index 500 Portfolio
     1999          1998          1997          1999          1998          1997
$   45,131    $   39,734    $   46,902    $   128,287    $    58,842  $   17,532
    14,159         4,714                       87,052        136,288      35,574

    59,290        44,448        46,902        215,339        195,130      53,106

     1,699         1,721         1,572         13,208          9,557       5,431
    11,583         8,643         8,015        157,133         71,255      33,893
    46,008        34,084        37,315         44,998        114,318      13,782

    (4,421)       15,445        12,052      1,778,768        478,120     213,675

   (66,827)       20,815         9,013      1,472,113      1,380,373     455,684

   (71,248)       36,260        21,065      3,250,881      1,858,493     669,359

$  (25,240)   $   70,344    $   58,380    $ 3,295,879    $ 1,972,811  $  683,141

$1,142,457    $  823,750    $  757,993    $12,222,424    $ 4,566,701  $1,340,570

   (25,240)       70,344        58,380      3,295,879      1,972,811     683,141

   632,765       397,712       233,307     10,595,877      6,643,119   2,611,727
   (33,143)      (10,939)        2,346       (405,576)      (200,663)   (39,650)
  (113,723)      (88,089)      (83,015)    (1,794,224)      (886,807)  (393,476)
   (43,742)      (53,582)     (105,722)      (435,170)      (183,244)   (54,915)
    (3,144)       (3,204)         (618)       (23,612)       (16,201)    (1,332)
      (567)         (927)         (505)       (40,320)       (17,516)    (4,272)
   (80,170)        7,392       (38,416)       447,141        344,224     424,908

   358,276       248,363         7,377      8,344,116      5,682,912   2,542,990

   333,036       318,707        65,757     11,639,995      7,655,723   3,226,131

$1,475,493   $ 1,142,457    $  823,750    $23,862,419    $12,222,424 $ 4,566,701


Midland National Life Insurance Company
Separate Account A
Statements of Operations and Changes in Net Assets,
Continued
for the years ended December 31, 1998, 1997 and 1996



                                                  Variable Insurance Products Fund II



                                                        Contrafund Portfolio
                                                  1999           1998           1997

Investment income:
Dividend income                               $    56,072    $    37,587    $    17,687
Capital gains distributions                       411,195        276,533         46,743

                                                  467,267        314,120         64,430

Expenses:
Administrative expense                             13,678         10,181          6,563
Mortality and expense risk                        129,843         68,560         33,820

Net investment income (loss)                      323,746        235,379         24,047

Realized and unrealized gains (losses) on investments:
Net realized gains (losses) on investments        996,724        405,977        248,167
Net unrealized appreciation (depreciation) on
investments                                     1,960,685      1,432,988        385,213

Net realized and unrealized gains (losses) on
investments                                     2,957,409      1,838,965        633,380

Net increase (decrease) in net assets resulting from
operations                                    $ 3,281,155    $ 2,074,344    $   657,427

Net assets at beginning of year               $11,030,567    $ 5,101,986    $ 1,919,525

Net increase (decrease) in net assets resulting from
operations                                      3,281,155      2,074,344        657,427

Capital shares transactions:
Net premiums                                    7,357,636      5,148,927      2,852,974
Transfers of policy loans                        (379,002)      (203,142)       (93,023)
Transfers of cost of insurance                 (1,342,024)      (746,910)      (414,073)
Transfers of surrenders                          (520,528)      (248,949)      (103,126)
Transfers of death benefits                       (22,308)       (24,534)        (1,177)
Transfers of other terminations                   (29,593)       (34,555)        (8,960)
Interfund and net transfers to general account    289,367        (36,600)       292,419

Net increase in net assets from capital share
transactions                                    5,353,548      3,854,237      2,525,034

Total increase in net assets                    8,634,703      5,928,581      3,182,461

Net assets at end of year                     $19,665,270    $11,030,567    $ 5,101,986


Variable Insurance Products II                       Variable Insurance Products Fund III


                                                           Growth & Income
Asset Manager: Growth Portfolio       Balanced Portfolio              Portfolio
    1999       1998       1997       1999      1998      1997      1999      1998      1997
$   69,487 $   28,628 $          $   17,288 $  3,696 $        $   12,182 $          $    1,324
   115,247    133,880        772     20,091    5,647              24,365      1,443      4,302

   184,734    162,508        772     37,379    9,343              36,547      1,443      5,626

     3,315      2,638      1,700         91       62       25        587        218         26
    31,033     17,363      9,040      9,164    3,005      320     27,720      6,973        370

   150,386    142,507     (9,968)    28,124    6,276     (345)     8,240     (5,748)     5,230

    99,198     30,155     65,245     15,035    6,509      191    185,719     37,985        473

   235,779    148,003    117,585     (6,334)  48,417    2,140     51,567    199,570        786

   334,977    178,158    182,830      8,701   54,926    2,331    237,286    237,555      1,259

$  485,363 $  320,665 $  172,862 $   36,825 $ 61,202 $  1,986 $  245,526 $  231,807 $    6,489

$2,756,403 $1,304,663 $  467,931 $  669,509 $121,777 $        $1,813,193 $  214,268 $

   485,363    320,665    172,862     36,825   61,202    1,986    245,526    231,807      6,489

 1,396,405  1,392,497    787,790    726,871  539,114  102,622  2,728,935  1,372,004    182,863
   (55,156)   (10,349)   (29,528)    (6,519)  (5,099)            (85,889)    (9,957)
(71)
  (277,111)  (221,079)  (122,121)  (112,524) (45,367)  (3,050)  (414,826)  (110,453)
(8,429)
   (73,603)   (21,053)   (39,420)    (6,723) (11,935)      (4)   (56,767)    (4,601)
(307)
      (613)       (91)
    (7,983)    (5,348)               (3,587)                      (5,993)      (433)
   (13,934)    (3,502)    67,149     10,696    9,817   20,223    198,511    120,558     33,723

   968,005  1,131,075    663,870    608,214  486,530  119,791  2,363,971  1,367,118    207,779

 1,453,368  1,451,740    836,732    645,039  547,732  121,777  2,609,497  1,598,925    214,268

$4,209,771 $2,756,403 $1,304,663 $1,314,548 $669,509 $121,777 $4,422,690 $1,813,193   $214,268


Midland National Life Insurance Company
Separate Account A
Statements of Operations and Changes in Net Assets,
Continued
for the years ended December 31, 1999, 1998 and 1997



                                                              Variable Insurance
                                                               Products Fund III
                                                              Growth Opportunities
                                                                    Portfolio
                                                         1999          1998         1997
Investment income:
Dividend income                                       $   38,764    $    8,299    $
Capital gains distributions                               72,472        28,848
                                                         111,236        37,147

Expenses:
Administrative expense                                     1,134           639         143
Mortality and expense risk                                46,053        15,685       1,194

Net investment income (loss)                              64,049        20,823      (1,337)

Realized and unrealized gains (losses) on investments:
Net realized gains (losses) on investments               223,702        50,809       4,463
Net unrealized appreciation (depreciation) on
investments                                             (105,022)      394,294      23,265

Net realized and unrealized gains (losses) on
investments                                              118,680       445,103      27,728

Net increase (decrease) in net assets resulting
from operations                                       $  182,729    $  465,926    $ 26,391

Net assets at beginning of year                       $3,552,709    $  544,175    $

Net increase (decrease) in net assets resulting from
operations                                               182,729       465,926      26,391

Capital shares transactions:
Net premiums                                           3,765,062     2,646,226     424,520
Transfers of policy loans                                (83,842)       (9,991)
Transfers of cost of insurance                          (633,052)     (234,192)    (19,831)
Transfers of surrenders                                  (93,710)      (27,363)       (536)
Transfers of death benefits                              (12,984)
Transfers of other terminations                          (22,217)       (6,801)
Interfund and net transfers to general account           (43,520)      174,729     113,631

Net increase in net assets from capital share
transactions                                           2,875,737     2,542,608     517,784

Total increase in net assets                           3,058,466     3,008,534     544,175

Net assets at end of year                             $6,611,175    $3,552,709    $544,175


American Century Variable Portfolios, Inc.
Capital Appreciation



    Balanced Portfolio                   Portfolio              International Portfolio
  1999      1998      1997       1999      1998      1997      1999       1998       1997
$  6,884 $  1,086  $          $         $         $         $          $    1,827  $
  47,498    6,735                           4,895                          18,759
  54,382    7,821                           4,895                          20,586

      32       20           5        78        41        10        550        239        38
   3,807    1,392         126     3,625     1,207       141     17,131      5,145       392
  50,543    6,409        (131)   (3,703)    3,647      (151)   (17,681)    15,202      (430)

  (9,315)  (1,944)        387    20,957   (14,210)     (425)   145,309     18,863       (34)

   2,280   18,540         559   248,994    14,374    (5,332) 1,131,790     54,979       652

  (7,035)  16,596         946   269,951       164    (5,757) 1,277,099     73,842       618

$ 43,508 $ 23,005  $      815  $266,248  $  3,811  $ (5,908)$1,259,418 $   89,044  $    188

$329,779 $ 52,097  $           $217,542  $ 73,008  $        $1,177,307 $  199,713  $

  43,508   23,005         815   266,248     3,811    (5,908) 1,259,418     89,044       188

 232,299  288,299      57,959   273,950   183,887    71,171  1,325,707  1,002,411   176,976
  (1,958)  (5,411)               (6,348)     (241)             (28,277)    (5,436)       45
 (52,048) (24,458)     (6,022)  (55,524)  (29,375)   (4,961)  (243,441)   (82,794)   (8,337)
  (8,705)  (5,978)       (110)   (4,395)  (13,744)     (126)   (76,073)   (12,709)   (1,208)
                                                                  (659)
    (487)  (5,006)                                                (529)    (5,265)
  24,606    7,231        (545)  140,277       196    12,832    (25,600)    (7,657)   32,049

 193,707  254,677      51,282   347,960   140,723    78,916    951,128    888,550   199,525

 237,215  277,682      52,097   614,208   144,534    73,008  2,210,546    977,594   199,713

$566,994 $329,779   $  52,097  $831,750  $217,542  $ 73,008 $3,387,853 $1,177,307  $199,713


Midland National Life Insurance Company
Separate Account A
Statements of Operations and Changes in Net Assets,
Continued
for the years ended December 31, 1999, 1998 and 1997



                                                           American Century Variable
                                                               Portfolios, Inc.
                                                                          Income & Growth
                                                  Value Portfolio            Portfolio
                                                 1999      1998      1997      1999      1998
Investment income:
Dividend income                              $    8,547  $  1,367  $         $     18  $    39
Capital gains distributions                      80,972    16,326
                                                 89,519    17,693                  18       39

Expenses:
Administrative expense                              166       111         20       18
Mortality and expense risk                        9,012     3,549        214    2,297       10

Net investment income (loss)                     80,341    14,033       (234)  (2,297)      29

Realized and unrealized gains (losses) on investments:
Net realized gains (losses) on investments      (21,056)  (10,206)       698   11,286       38
Net unrealized appreciation (depreciation) on
investments                                     (91,791)   19,163      2,214   44,403    1,125

Net realized and unrealized gains (losses) on
investments                                    (112,847)    8,957      2,912   55,689    1,163

Net increase (decrease) in net assets resulting
from operations                              $  (32,506) $ 22,990   $  2,678 $ 53,392  $ 1,192

Net assets at beginning of year              $  778,580  $139,559   $        $ 32,520  $

Net increase (decrease) in net assets resulting from
operations                                      (32,506)   22,990      2,678   53,392    1,192

Capital shares transactions:
Net premiums                                    604,324   699,611    116,538  458,673   30,706
Transfers of policy loans                       (26,391)  (11,530)             (4,650)
Transfers of cost of insurance                 (146,617)  (82,653)    (8,468) (39,156)
(128)
Transfers of surrenders                         (11,525)  (24,446)       (47)  (6,230)
Transfers of death benefits                               (17,555)
Transfers of other terminations                    (341)                       (1,700)
Interfund and net transfers to general account  (16,257)   52,604     28,858   50,965      750

Net increase in net assets from capital share
transactions                                    403,193   616,031    136,881  457,902   31,328

Total increase in net assets                    370,687   639,021    139,559  511,294   32,520

Net assets at end of year                    $1,149,267  $778,580   $139,559 $543,814  $32,520




Massachusetts Financial Services



                                                         VIT New
    VIT Emerging             VIT Growth with             Discovery             VIT Research
    Growth Series            Income Series                Series                   Series
    1999       1998         1999       1998           1999       1998        1999       1998
$            $            $    271   $              $           $          $    853   $
                                                       4,805                  4,509
                               597                     4,805                  5,362

       138         4            14                         8                    378        54
     5,706        46         1,242         5             670          1       5,028       349
    (5,844)      (50)         (659)       (5)          4,127         (1)        (44)     (403)

    53,417       146         1,508         8           9,700         15      59,575       909

   660,695     7,127        13,099       585          61,765        142     101,858    41,025

   714,112     7,273        14,607       593          71,465        157     161,433    41,934

$  708,268   $ 7,223      $ 13,948   $   588        $ 75,592    $   156    $161,389  $ 41,531

$   56,516   $            $ 11,356   $              $  1,975    $          $245,451  $

   708,268     7,223        13,948       588          75,592        156     161,389    41,531

 1,179,624    47,502       306,592    10,680         123,165      1,842     589,890   204,167
   (19,820)                 (4,353)                     (929)                (8,835)     (150)
   (91,290)     (315)      (22,366)     (120)         (9,233)       (23)    (47,574)   (2,238)
    (5,420)     (918)         (537)                      (20)                (5,062)   (5,394)

    (2,518)                                                                    (205)
   305,066     3,024        23,090       208          69,996                  3,565     7,535

 1,365,642    49,293       302,426    10,768         182,979      1,819     531,779   203,920

 2,073,910    56,516       316,374    11,356         258,571      1,975     693,168   245,451

$2,130,426   $56,516      $327,730   $11,356        $260,546    $ 1,975    $938,619  $245,451


Lord, Abbett & Company


            VC Growth                 VC Mid-Cap                   VC
                                         Value                International
        Income Portfolio              Portfolio                 Portfolio
       1999           1998              1999                      1999
    $   7,938       $                 $     8                   $    12
       27,959                                                       437
       35,897                               8                       449

           12
        2,097            34                 1                         2
       33,788           (34)                7                       447

        9,389            68                 1                         4

       (5,938)       (1,217)              222                       212

        3,451        (1,149)              223                       216

    $  37,239       $(1,183)          $   230                    $  663

    $  63,724       $                 $                          $

       37,239        (1,183)              230                       663

      348,427        64,470             4,819                     4,889
       (3,471)
      (34,423)         (397)              (24)                      (33)
         (101)           (6)

(3,906)
       35,865           840             1,461

      342,391        64,907             6,256                     4,856

      379,630        63,724             6,486                     5,519

    $ 443,354      $ 63,724           $ 6,486                   $ 5,519



1.     Organization and Significant Accounting Policies:
Organization:
Midland National Life Separate Account C ("Separate Account"), a unit investment trust, is a segregated investment account of Midland National Life Insurance Company (the "Company") in accordance with the provisions of the Iowa Insurance laws. The assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of the Company. The Separate Account is used to fund variable annuity contracts of the Company. Walnut Street Securities serves as the underwriter of the Separate Account.

Investments:
The Separate Account invests in specified portfolios of Variable Insurance Products Fund ("VIPF"), Variable Insurance Products Fund II ("VIPF II"), Variable Insurance Products Fund III ("VIPF III"), American Century Variable Portfolios, Inc. ("ACVP"), Massachusetts Financial Services ("MFS"), and Lord, Abbett & Company ("LAC") (collectively "the Funds"), each diversified open-end management companies registered under the Investment Company Act of 1940, as directed by participants. The VIPF III Balanced, Growth & Income and Growth Opportunities Portfolios and the
ACVP Balanced, Capital Appreciation, International and Value portfolios were introduced in 1997. The ACVP Income & Growth portfolio, the MFS Emerging Growth, Growth with Income, New Discovery and Research portfolios as well as the LAC's Growth & Income portfolio were each introduced in 1998. The LAC Mid-Cap Value and International portfolios were introduced in 1999. All other portfolios have been in existence for more than three years.

Investments in shares of the Funds are valued at the net asset values (fair values) of the respective portfolios of the Funds corresponding to the investment portfolios of the Separate Account. Investment transactions are recorded on the trade date. Dividends are automatically reinvested in shares of the Funds.

Investment income is recorded when earned. The first-in, first-out (FIFO) method is used to determine realized gains and losses on investments. Dividend and capital gain distributions are recorded as income on the ex-dividend date.

Federal Income Taxes:
The operations of the Separate Account are included in the federal income tax return of the Company. Under the provisions of the policies, the Company has the right to charge the Separate Account for federal income tax attributable to the Separate Account. No charge is currently being made against the Separate Account for such tax since, under current law, the Company pays no tax on investment income and capital gains reflected in variable annuity policy reserves. However, the Company retains the right to charge for any federal income tax incurred which is attributable to the Separate Account if the law is changed. Charges for state and local taxes, if any, attributable to the Separate Account may also be made.

1.     Organization and Significant Accounting Policies, continued:
Estimates:
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Merger:
Effective January 2, 1997, Investors Life Insurance Company of Nebraska ("Investors Life") was merged into the Company. Related to this merger all of the assets and liabilities of Investors Life were transferred to Midland including the assets of Investors Life's Separate Account D, which were merged into Midland's Separate Account C. The merger of the Separate
Account D assets into Midland's Separate Account C was possible as the variable annuity insurance contracts were identical in all material respects to the contracts issued by Separate Account C. This merger of separate account assets was structured so that there was no change in the rights and benefits of persons owning contracts with either separate accounts and no change in the net asset values held by the respective participants of either of the separate accounts.

2.     Expense Charges:
The Company is compensated for certain expenses as described below. The rates of each applicable charge is described in the Separate Account's prospectus.

 A contract administration fee is charged to cover the Company's recordkeeping and other administrative expenses incurred to operate the Separate Account. This fee is allocated to the individual portfolios of the Funds based on the net asset value of the portfolios in proportion to the total net asset value of the Separate Account.

 A mortality and expense risk fee is charged in return for the Company's assumption of risks associated with adverse mortality experience or excess administrative expenses in connection with policies issued. This fee is charged directly to the individual portfolios of the Funds based on the net asset value of the portfolio.

 An annual charge is deducted from the Separate Account value at the end of each contract year, upon full withdrawal or at maturity.

A transfer charge
is imposed on each transfer between portfolios of the Separate Account in excess of a stipulated number of transfers in any one contract year. A deferred sales charge may be imposed in the event of a full or partial withdrawal within the stipulated number of years.

3. Purchases and Sales of Investment Securities:


The aggregate cost of purchases and proceeds from sales of investments for the years ended December 31, 1999, 1998, and 1997 were as follows:
                                     1999                  1998                    1997
       Portfolio           Purchases     Sales    Purchases     Sales     Purchases     Sales

Variable Insurance
Products Fund:
Money Market           $ 9,896,659 $ 7,970,815 $ 3,703,516 $ 2,365,443 $ 2,398,056 $ 2,679,342
High Income              1,824,831   1,385,584   2,203,912   1,455,179   1,762,564     534,720
Equity-Income            7,965,654   4,794,190   8,012,948   3,161,806   4,606,039   1,926,533
Growth                  17,129,896   8,141,199  11,455,665   5,223,262   6,694,330   3,789,244
Overseas                 2,174,003   1,681,065   2,210,743   1,203,837   1,975,804     928,568

Variable Insurance
Products Fund II:
Asset Manager            2,532,079   2,064,769   2,586,539   1,337,735   2,167,982   1,198,071
Investment Grade Bond    1,050,248     645,964     643,163     360,716     351,091     307,112
Index 500               16,723,521   8,334,410   8,451,405   2,654,171   3,510,441     954,879
Contrafund               9,846,069   4,168,776   6,631,801   2,542,183   3,786,750   1,239,389
Asset Manager: Growth    2,054,380     935,989   1,849,012     575,429   1,025,893     372,417

Variable Insurance
Products Fund III:
Balanced                   941,456     305,117     732,611     239,805     151,867      32,420
Growth & Income          3,551,997   1,179,785   1,662,264     300,895     229,692      16,682
Growth Opportunities     4,921,294   1,981,509   3,263,185     699,754     583,991      67,546

American Century Variable
Portfolios, Inc.:
Balanced                   347,553     103,303     335,438      74,354      69,085      17,933
Capital Appreciation       506,000     161,743     242,481      98,110      93,376      14,612
International            1,808,828     875,382   1,186,094     282,341     224,848      25,753
Value                      889,409     405,876     911,411     281,349     153,593      16,945
Income & Growth            678,607     223,003      32,015         657

Massachusetts Financial
Services:
VIT Emerging Growth      1,742,516     382,718      50,012         769
VIT Growth with Income     387,674      85,908      10,927         164
VIT New Discovery          243,815      56,708       1,904          86
VIT Research               871,248     339,513     216,124      12,607

Lord, Abbett & Company:
VC Growth & Income         500,032     123,853      65,826         952
VC Mid-Cap Value             6,300          36
VC International             5,338          35

                       $88,599,407 $46,347,250 $56,458,996 $22,871,604 $29,785,402 $14,122,166



4. Summary of Changes from Unit Transactions:


Transactions in units for the years ended December 31, 1999, 1998, and 1997 were as follows:


                                             1999                1998                1997
       Portfolio               Purchases    Sales    Purchases    Sales    Purchases    Sales
Variable Insurance Products
Fund:
Money Market                    835,984    673,072    295,836    184,053    160,457    175,104
High Income                      98,630     71,545    121,025     66,129     71,855     20,908
Equity-Income                   415,808    205,107    455,774    132,401    155,294     58,396
Growth                          586,202    232,604    444,888    159,955    216,574    102,996
Overseas                        118,026     80,859    122,745     60,018     89,759     39,237

Variable Insurance Products
Fund II:
Asset Manager                   104,912     82,952    102,475     54,816     77,125     50,498
Investment Grade Bond            79,703     46,610     44,592     23,051     20,534     19,490
Index 500                       961,899    449,674    555,532    157,217    204,615     48,013
Contrafund                      531,099    207,814    438,316    156,194    254,844     75,480
Asset Manager: Growth           123,754     55,713    126,892     38,975     71,882     23,310

Variable Insurance Products
Fund III
Balanced                         68,029     21,901     60,349     19,734     13,593      2,733
Growth & Income                 217,555     68,882    121,924     21,402     19,277      1,397
Growth Opportunities            323,436    127,242    251,295     52,957     51,166      5,612

American Century Variable
Portfolios, Inc.:
Balanced                         22,428      7,567     27,213      6,100      6,244      1,589
Capital Appreciation             41,391     13,397     23,494      9,333      8,033      1,258
International                   128,347     54,179     98,873     22,399     21,308      2,405
Value                            63,016     31,075     74,591     22,784     13,166      1,434
Income & Growth                  52,996     16,794      2,779         57

Massachusetts Financial Services:
VIT Emerging Growth             115,425     23,198      4,556         63
VIT Growth with Income           32,306      6,476        997         14
VIT New Discovery                14,948      3,365        160          7
VIT Research                     68,564     24,701     22,120      1,245

Lord, Abbett & Company:
VC Growth & Income               40,925     13,578      6,014         84
VC Mid-Cap Value                    634          4
VC International                    431          3


5. Net Assets:

Net assets at December 31, 1999, consisted of the following:


                                                    Accumulated
                                                  Net Investment        Net
                                       Capital       Income and      Unrealized
                                        Share       Net Realized    Appreciation
       Portfolio                     Transactions       Gains       of Investments     Total

Variable Insurance Products Fund:
Money Market                         $  4,251,158   $   405,784      $         0  $  4,656,942
High Income                             2,902,346       764,851         (111,978)    3,555,219
Equity-Income                          13,361,995     4,389,313        1,415,481    19,166,789
Growth                                 20,716,315    12,368,516       12,966,869    46,051,700
Overseas                                4,074,956     1,247,638        2,037,950     7,360,544

Variable Insurance Products Fund II:
Asset Manager                           4,514,048     2,695,593          810,514     8,020,155
Investment Grade Bond                   1,261,713       216,612           (2,832)    1,475,493
Index 500                              17,712,168     2,725,084        3,425,167    23,862,419
Contrafund                             13,426,386     2,268,625        3,970,259    19,665,270
Asset Manager: Growth                   3,188,934       504,346          516,491     4,209,771

Variable Insurance Products Fund III:
Balanced                                1,214,536        55,790           44,222     1,314,548
Growth & Income                         3,938,869       231,899          251,922     4,422,690
Growth Opportunities                    5,936,127       362,509          312,539     6,611,175

American Century Variable
Portfolios, Inc.:
Balanced                                  499,667        45,949           21,378       566,994
Capital Appreciation                      567,598         6,115          258,037       831,750
International                           2,039,203       161,229        1,187,421     3,387,853
Value                                   1,156,106        63,576          (70,415)    1,149,267
Income & Growth                           489,230         9,056           45,528       543,814

Massachusetts Financial Services:
VIT Emerging Growth                     1,414,935        47,669          667,822     2,130,426
VIT Growth with Income                    313,194           852           13,684       327,730
VIT New Discovery                         184,798        13,841           61,907       260,546
VIT Research                              735,699        60,037          142,883       938,619

Lord, Abbett & Company:
VC Growth & Income                        407,298        43,211           (7,155)      443,354
VC Mid-Cap Value                            6,256             8              222         6,486
VC International                            4,856           451              212         5,519
                                     $104,318,391   $28,688,554      $27,958,128  $160,965,073

The accompanying notes are an integral part of the financial statements.
2
The accompanying notes are an integral part of the financial statements.
3
The accompanying notes are an integral part of the financial statements.
4
The accompanying notes are an integral part of the financial statements.
5
The accompanying notes are an integral part of the financial statements.
6
The accompanying notes are an integral part of the financial statements.
7
The accompanying notes are an integral part of the financial statements.
8
The accompanying notes are an integral part of the financial statements.
9
Midland National Life Insurance Company
Separate Account A
Notes to Financial Statements, Continued
16


MNLSAA99.txt

Report of Independent Accountants

The Board of Directors and Stockholder
Midland National Life Insurance Company:
In our opinion, the accompanying balance sheets and the related statements of income, stockholder's equity, and cash flows present fairly, in all material respects, the financial position of Midland National Life Insurance Company (the "Company") at December 31, 1999 and 1998, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.




March 10, 2000

Midland National Life Insurance Company

Balance Sheets
at December 31, 1999 and 1998
(Amounts in thousands, except share and per share amounts)

                             ASSETS                             1999                 1998
Investments:
  Fixed maturities                                           $2,097,305          $2,281,730
  Equity securities                                             364,462             327,309
  Policy loans                                                  217,012             213,267
  Short-term investments                                        102,829             280,943
  Other invested assets                                          65,011              37,076

   Total investments                                          2,846,619           3,140,325

Cash                                                              2,105                 754
Accrued investment income                                        40,683              38,555
Deferred policy acquisition costs                               493,914             417,164
Present value of future profits of acquired businesses           23,473              31,162
Federal income taxes receivable                                  30,415
Other receivables and other assets                               34,683              14,407
Separate accounts assets                                        394,266             249,145

   Total assets                                              $3,866,158          $3,891,512



      LIABILITIES AND STOCKHOLDER'S EQUITY

Liabilities:
  Policyholder account balances                              $2,280,369          $2,307,893
  Policy benefit reserves                                       431,266             419,615
  Policy claims and benefits payable                             31,698              30,393
  Federal income taxes payable                                                       20,566
  Other liabilities                                             100,139             100,867
  Security lending liability                                                         50,500
  Separate account liabilities                                  394,266             249,145

   Total liabilities                                          3,237,738           3,178,979




Commitments and contingencies

Stockholder's equity:
  Common stock, $1 par value, 2,549,439 shares authorized,
        2,548,878 shares outstanding                              2,549                2,549
  Additional paid-in capital                                     33,707               33,707
  Accumulated other comprehensive (loss) income                 (51,130)              26,826
  Retained earnings                                             643,294              649,629
  Less treasury stock (561 shares), at cost                                             (178)

   Total stockholder's equity                                   628,420              712,533

   Total liabilities and stockholder's equity                $3,866,158           $3,891,512

Midland National Life Insurance Company




Statements of Income
for the years ended December 31, 1999, 1998, and 1997
(Amounts in thousands)

                                                   1999        1998        1997

Revenues:
  Premiums                                     $   98,169     $94,495   $98,668
  Interest sensitive life and investment product charges
                                                  159,927     159,115   157,423
  Net investment income                           225,642     224,939   188,650
  Net realized investment (losses) gains           (9,751)    (6,489)     3,561
  Net unrealized (losses) gains on trading securities
                                                  (16,124)     2,847       (641)
  Other income                                      4,691      3,157      2,565

   Total revenue                                  462,554    478,064    450,226

Benefits and expenses:
  Benefits incurred                               139,943    137,313    146,227
  Interest credited to policyholder account balances
                                                  127,786    133,529    111,333

   Total benefits                                 267,729    270,842    257,560

Operating expenses (net of commissions and other expenses
   deferred)                                       46,283    47,549      44,130
Amortization of deferred policy acquisition costs and present
   value of future profits of acquired businesses  65,695    66,189      56,954

   Total benefits and expenses                    379,707   384,580     358,644

Income before income taxes                         82,847    93,484      91,582

Income tax expense                                 29,004    32,618      33,053

   Net income                                     $53,843   $60,866     $58,529






Midland National Life Insurance Company
Statements of Stockholder's Equity
for the years ended December 31, 1999, 1998, and 1997
(Amounts in thousands)

                                                Accumulated
                  Additional                      Other                   Less        Total
          Common   Paid-in       Comprehensive  Comprehensive  Retained Treasury Stockholder's
          Stock   Capital        Income (Loss)  Income (Loss)  Earnings   Stock       Equity

Balance at December 31, 1996
        $2,549   $33,707                         $18,825       $570,234 $625,315
Comprehensive income:
  Net income                      $58,529                        58,529   58,529
Other comprehensive income:
Net unrealized gain on available-for-sale investments
                                   12,013         12,013                  12,013

Total comprehensive income        $70,542

Dividends paid on common stock                                  (25,000)              (25,000)

Balance at December 31, 1997
        2,549    33,707                            30,838       603,763               670,857

Comprehensive income:
  Net income                       60,866                        60,866                60,866




  Other comprehensive income:

Net unrealized loss on available-for-sale investments
                                   (4,012)         (4,012)                             (4,012)
  Total comprehensive income      $56,854

Dividends paid on common stock                                  (15,000)              (15,000)
Repurchase of minority interest shares                                        $(178)     (178)

Balance at December 31, 1998
        2,549    33,707                            26,826       649,629        (178)   712,533

Comprehensive (loss):
  Net income                        53,843                       53,843                 53,843

Other comprehensive (loss):
  Net unrealized loss on available-for-sale investments
                                   (77,956)       (77,956)                            (77,956)
  Total comprehensive (loss)      $(24,113)

Dividends paid on common stock                                  (60,000)              (60,000)
Retirement of treasury stock                                       (178)        178

Balance at December 31, 1999
       $2,549   $33,707                          $(51,130)     $643,294       $       $628,420




Midland National Life Insurance Company

Statements of Cash Flows
for the years ended December 31, 1999, 1998, and 1997
(Amounts in thousands)

                                                 1999                   1998            1997

Cash flows from operating activities:
  Net income                                  $  53,843            $   60,866      $   58,529
Adjustments to reconcile net income to net cash
  provided by operating activities:
 Amortization of deferred policy acquisition costs
  and present value of future profits of acquired
  business                                       65,695                66,189          56,954
Net amortization of premiums and discounts on
  Investments                                    (1,948)                4,325           2,699
Policy acquisition costs deferred               (66,199)              (54,611)        (50,363)
Net realized investment losses (gains)            9,751                 6,489          (3,561)
Net unrealized losses (gains) on trading securities
                                                 16,124                (2,847)            641
Net proceeds from (cost of) trading securities
                                                 15,011               (37,769)         99,850
Deferred income taxes                            (2,808)              (10,849)         (5,421)
Net interest credited and product charges on
  universal life and investment policies        (32,140)              (25,586)        (46,090)
Changes in other assets and liabilities:
  Net receivables and payables                  (28,682)               22,190         (13,946)
  Policy benefits                                13,555                 8,397          15,826
  Other                                            (646)                1,173             122

Net cash provided by operating activities        41,556                37,967         115,240

Cash flows from investing activities:
  Proceeds from investments sold, matured or repaid:
  Fixed maturities                              957,817             1,405,391       1,217,086
  Equity securities                             183,458               304,589         137,510
  Other invested assets                             535                 2,601             941
Cost of investments acquired:
  Fixed maturities                             (927,119)           (1,281,839)     (1,791,522)
  Equity securities                            (294,286)             (451,181)       (144,862)
  Other invested assets                         (28,498)              (10,346)        (11,702)
Net change in policy loans                       (3,745)              (11,138)         (9,995)
Net change in short-term investments            178,114               355,337           93,875
Net change in security lending                  (50,500)             (257,625)         308,125
Payment for purchase of insurance business, net of
   cash acquired                                                       (1,026)          23,939

  Net cash provided by (used in) investing activities
                                                 15,776                54,763        (176,605)




Midland National Life Insurance Company



Statements of Cash Flows, Continued
for the years ended December 31, 1999, 1998, and 1997
(Amounts in thousands)

                                                                 1999        1998       1997
Cash flows from financing activities:
Receipts from universal life and investment products           $355,962   $317,398   $280,164
Benefits paid on universal life and investment
products                                                       (351,943)  (396,580)  (194,993)
Dividends paid on common stock                                  (60,000)   (15,000)   (25,000)
Repurchase of minority interest shares                                        (178)

Net cash (used in) provided by financing activities             (55,981)   (94,360)    60,171

Increase (decrease) in cash                                       1,351     (1,630)    (1,194)

Cash at beginning of year                                           754      2,384      3,578

Cash at end of year                                            $  2,105   $    754   $  2,384

Supplemental disclosures of cash flow information:
Cash paid during the year for:
Interest                                                       $     96   $    119   $    143
Income taxes, paid to parent                                     36,976     45,980     42,749



Noncash operating, investing and financing activity:
Policy loans, receivables and other assets received in assumption reinsurance agreements

70         38,044

      1.      Summary of Significant Accounting Policies:
Organization:
Midland National Life Insurance Company ("Midland" or the
"Company") is a wholly-owned subsidiary of Sammons Enterprises, Inc. ("SEI"). Midland operates predominantly in the individual life and annuity business of the life insurance industry. The Company is licensed to operate in 49 states and the District of Columbia.

Basis of Presentation:
In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the balance sheet and revenues and expenses for the period. Actual results could differ significantly from those estimates.
The Company is subject to the risk that interest rates will change and cause a decrease in the value of its investments. To the extent that fluctuations in interest rates cause the duration of assets and liabilities to differ, the Company may have to sell assets prior to their maturity and realize a loss.

Investments:
The Company is required to classify its fixed maturity investments
(bonds and redeemable preferred stocks) and equity securities
(common and nonredeemable preferred stocks) into three categories: securities that the Company has the positive intent and the ability to hold to maturity are classified as "held-to-maturity"; securities that are held for current resale are classified as "trading securities"; and securities not classified as held-to-maturity or as trading securities are classified as "available-for-sale." Investments classified as trading or available-for-sale are required to be reported at fair value in the balance sheet. The Company has no securities classified as held-to-maturity. Trading securities are held for resale in anticipation of short-term market movements. The Company's trading securities are stated at market value. Gains and losses on these securities, both realized and unrealized, are included in the determination of net income. Net cost of or proceeds from trading securities are included in operating activities in the statements of cash flows.


      1.      Summary of Significant Accounting Policies, continued:
Investments, continued:

Available-for-sale securities are classified as such if not considered trading securities or if there is not the positive intent and ability to hold the securities to maturity. Such securities are carried at market value with the unrealized holding gains and losses included as other comprehensive income in stockholder's equity, net of related adjustments to deferred policy acquisition costs, deferred income taxes and the accumulated unrealized holding gains (losses) on securities sold which are released into income as realized investment gains. Cash flows from available-for-sale security transactions are included in investing activities in the statements of cash flows.

For CMO's and mortgage-backed securities, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in the security is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the security. This adjustment is included in net investment income.

Policy loans and other invested assets are carried at unpaid principal balances. Short-term investments are carried at amortized cost, which approximates fair value.

Investment income is recorded when earned. Realized gains and losses are determined on the basis of specific identification of the investments. When a decline in value of an investment is determined to be other than temporary, the specific investment is carried at estimated realizable value and its original book value is reduced to reflect this impairment. Such reductions in book value are recognized as realized investment losses in the period in which they were written down.


1.     Summary of Significant Accounting Policies, continued:
Recognition of Traditional Life, Health, and Annuity Premium
Revenue and Policy Benefits:

Traditional life insurance products include those products with fixed and guaranteed premiums and benefits. Life insurance premiums, which comprise the majority of premium revenues, are recognized as premium income when due. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contracts. This association is accomplished by means of the provision for policy benefit reserves and the amortization of deferred policy acquisition costs.

Liabilities for future policy benefits for traditional policies generally are computed by the net level premium method based on estimated future investment yield, mortality, morbidity, and withdrawals which were appropriate at the time the policies were issued or acquired. Interest rate assumptions range primarily from 6.25% to 11.25%.
Recognition of Revenue and Policy Benefits for Interest Sensitive
Life Insurance Products and Investment Contracts (Interest
Sensitive Policies):

Interest sensitive policies are issued on a periodic and single premium basis. Amounts collected are credited to policyholder account balances. Revenues from interest sensitive policies consist of charges assessed against policyholder account balances for the cost of insurance, policy administration, and surrender charges. Revenues also include investment income related to the investments which support the policyholder account balances. Policy benefits and claims that are charged to expense include benefits incurred in the period in excess of related policyholder account balances. Benefits also include interest credited to the account balances.

Policy reserves for universal life and other interest sensitive life insurance and investment contracts are determined using the retrospective deposit method. Policy reserves consist of the policyholder deposits and credited interest less withdrawals and charges for mortality, administrative, and policy expenses. Interest crediting rates ranged primarily from 2.75% to 6.5% in 1999, 3% to 6.5% in 1998 and 3.75% to 6.75% in 1997. For certain contracts, these crediting rates extend for periods in excess of one year.


      1.      Summary of Significant Accounting Pollicies, continued:
Deferred Policy Acquisition Costs:

Policy acquisition costs which vary with, and are primarily related to the production of new business, have been deferred to the extent that such costs are deemed recoverable from future profits. Such costs include commissions, policy issuance, underwriting, and certain variable agency expenses.

Deferred costs related to traditional life insurance are amortized over the estimated premium paying period of the related policies in proportion to the ratio of annual premium revenues to total anticipated premium revenues.

Deferred costs related to interest sensitive policies are being amortized over the lives of the policies (up to 25 years) in relation to the present value of actual and estimated gross profits subject to regular evaluation and retroactive revision to reflect actual emerging experience.


Policy acquisition costs deferred and amortized for years ended
December 31 are as follows:

                                                             1999      1998      1997
Deferred policy acquisition costs, beginning
      of year                                             $417,164  $416,767  $427,218

Commissions deferred                                        54,348    44,072    40,660
Underwriting and acquisition expenses deferred              11,851    10,539     9,703
Change in offset to unrealized gains and losses             68,557     3,766    (8,710)
Amortization                                               (58,006)  (57,980)  (52,104)

Deferred policy acquisition costs, end of year            $493,914  $417,164  $416,767




To the extent that unrealized gains and losses on available-for-sale securities would result in an adjustment to the amortization pattern of deferred policy acquisition costs or present value of future profits of acquired business had those gains or losses actually been realized, the adjustments are recorded directly to stockholder's equity through other comprehensive income as an offset to the unrealized gains or losses.

      1.      Summary of Significant Accounting Policies, continued:
Present Value of Future Profits of Acquired Business:

The present value of future profits of acquired business ("PVFP") represents the portion of the purchase price of a block of business which is allocated to the future profits attributable to the insurance in force at the dates of acquisition. The PVFP is amortized in relationship to the actual and expected emergence of such future profits. The composition of the PVFP for the years ended December 31 is summarized below:



                                                            1999      1998      1997
Balance at beginning of year                              $31,162   $40,397   $21,308

Value of in-force acquired                                                     23,939
Adjustment to purchase price                                         (1,026)
Amortization                                               (7,689)   (8,209)   (4,850)

Balance at end of year                                    $23,473   $31,162   $40,397



Based on current conditions and assumptions as to future events, the Company expects to amortize approximately 24% of the December 31, 1999 balance of PVFP in 2000, 22% in 2001, 20% in 2002, 5% in
2003, and 4% in 2004. The interest rates used to determine the amortization of the PVFP purchased ranged from 5.5% to 6.5%.

Policy Claims and Benefits Payable:
The liability for policy claims and benefits payable includes provisions for reported claims and estimates for claims incurred but not reported, based on the terms of the related policies and contracts and on prior experience. Claim liabilities are necessarily based on estimates and are subject to future changes in claim severity and frequency. Estimates are periodically reviewed and adjustments to such liabilities are reflected in current operations.

Federal Income Taxes:
The Company is a member of SEI's consolidated United States federal income tax group. The policy for intercompany allocation of federal income taxes provides that the Company compute the provision for federal income taxes on a separate return basis. The Company makes payment to, or receives payment from, SEI in the amount they would have paid to, or received from, the Internal Revenue Service had they not been members of the consolidated tax group. The separate
Company provisions and payments are computed using the tax elections made by SEI.

Deferred tax liabilities and assets are recognized based upon the difference between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse.


      1.      Summary of Significant Accounting Policies, continued:
Separate Account:

Separate account assets and liabilities represent funds held for the exclusive benefit of variable universal life and annuity contractholders. Fees are received for administrative expenses and for assuming certain mortality, distribution and expense risks. Operations of the separate accounts are not included in these financial statements.

Comprehensive Income:

The Company follows Statement of Financial Accounting Standard No. 130, "Reporting Comprehensive Income," which requires the reporting of comprehensive income in addition to net income from operations. Comprehensive income is a more inclusive financial reporting methodology that includes disclosure of certain financial information that historically has not been recognized in the calculation of net income. Comprehensive income for the Company includes net income and unrealized gains and losses (other comprehensive income) on available-for-sale securities.

Security Lending:
The Company periodically enters into agreements to sell and repurchase securities. Securities out on loan are required to be 100% collateralized. Short-term investments of $50,500 and the related liability representing the collateral received is reflected on the balance sheet as of December 31, 1998. There were no such agreements as of December 31, 1999.

Treasury Stock:
During the fourth quarter of 1998, the Company purchased its remaining outstanding minority shares from the lone minority stockholder for $178. In 1998 the shares were retained as treasury stock as a reduction to stockholder's equity and were retired during 1999.

      2.      Fair Value of Financial Instruments:
The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:
Cash, Short-Term Investments, Policy Loans and Other Invested
Assets:
The carrying amounts reported in the balance sheets for these instruments approximate their fair values.


      2.      Fair Value of Financial Instruments, continued:
Investment Securities:
Fair value for fixed maturity securities (including redeemable preferred stocks) are based on quoted market prices, where available. For fixed maturities not actively traded, fair values are estimated using values obtained from independent pricing services. In some cases, such as private placements and certain mortgage-backed securities, fair values are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. The fair value of equity securities are based on quoted market prices.

Investment-Type Insurance Contracts:
Fair values for the Company's liabilities under investment-type insurance contracts are estimated using two methods. For those contracts without a defined maturity, the fair value is estimated as the amount payable on demand (cash surrender value). For those contracts with known maturities, fair value is estimated using discounted cash flow calculations using interest rates currently being offered for similar contracts with maturities consistent with the contracts being valued.
These fair value estimates are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could cause these estimates to vary materially. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in some cases, could not be realized in the immediate settlement of the instruments. Certain financial liabilities (including non investment-type insurance contracts) and all nonfinancial instruments are excluded from the disclosure requirements.
Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.


      2.      Fair Value of Financial Instruments, continued:
Investment-Type Insurance Contracts, continued:


The carrying value and estimated fair value of the Company's financial instruments are as follows:

                                                December 31, 1999       December 31, 1998
                                           Carrying     Estimated     Carrying     Estimated
                                            Value      Fair Value      Value      Fair Value
Financial assets:
Fixed maturities, available-for-
      sale                                $2,097,305   $2,097,305    $2,281,730   $2,281,730
Equity securities, available-for-
      sale                                   293,892      293,892       221,325      221,325
Equity securities, trading                    70,570       70,570       105,984      105,984
Policy loans                                 217,012      217,012       213,267      213,267
Short-term investments                       102,829      102,829       280,943      280,943
Other investments                             65,011       65,011        37,076       37,076

Financial liabilities:
Investment-type insurance
      contracts                              810,219      796,148       866,000      850,000



      3.      Investments and Investment Income:
Fixed Maturities and Equity Security Investments:


The amortized cost and estimated fair value of fixed maturities and equity securities classified as available-for-sale are as follows:

                                                               December 31, 1999
                                                              Gross        Gross
                                                           Unrealized   Unrealized   Estimated
                                               Amortized     Holding      Holding       Fair
                                                  Cost        Gains       Losses        Value
Fixed maturities:
U.S. Treasury and other U.S. Government corporations
      and agencies                             $  142,991    $ 1,619     $  2,512   $  142,098
Corporate securities                            1,156,301      8,186       76,620    1,087,867
Mortgage-backed securities                        885,155        475       33,348      852,282
Other debt securities                              14,861        225           28       15,058

Total fixed maturities                          2,199,308     10,505      112,508    2,097,305

Equity securities                                 318,944     11,521       36,573      293,892

Total available-for-sale                       $2,518,252    $22,026     $149,081   $2,391,197



      3.      Investments and Investment Income, continued:
Fixed Maturities and Equity Security Investments, continued:





                                                              December 31, 1999
                                                              Gross        Gross
                                                           Unrealized   Unrealized   Estimated
                                               Amortized     Holding      Holding       Fair
                                                  Cost        Gains       Losses        Value
Fixed maturities:
U.S. Treasury and other U.S. Government corporations
      and agencies                            $  208,581    $14,285      $   378    $  222,488
Corporate securities                           1,052,442     30,366       15,546     1,067,262
Mortgage-backed securities                       955,785     22,225        1,093       976,917
Other debt securities                             14,861        225           23        15,063

Total fixed maturities                         2,231,669     67,101       17,040     2,281,730

Equity securities                                209,952     15,403        4,030       221,325

Total available-for-sale                      $2,441,621    $82,504      $21,070    $2,503,055



The cost of the equity securities classified as trading securities are $84,509 and $103,798, respectively, at December 31, 1999 and
December 31, 1998.

The unrealized (depreciation) appreciation on the available-for-sale securities in 1999 and 1998 is reduced by deferred policy acquisition costs and deferred income taxes and is reflected as accumulated other comprehensive (loss) income in the statements of stockholder's equity:



                                                                      1999         1998
Gross unrealized (depreciation) appreciation                       $(127,055)    $61,434
Deferred policy acquisition costs                                     48,393     (20,164)
Deferred income taxes                                                 27,532     (14,444)

Accumulated other comprehensive (loss) income                      $ (51,130)    $26,826



      3.      Investments and Investment Income, continued:
Fixed Maturities and Investment Security Investments, continued:
The other comprehensive (loss) income in 1999 and 1998 is comprised of the change in unrealized gains (losses) on available-for-sale fixed maturities and equity security investments arising during the period less the realized gains (losses) included in income, deferred policy acquisition costs and deferred income taxes as follows:


                                                                 1999      1998      1997
Unrealized holding gains (losses) arising in the
      current period:
Fixed maturities                                              $(155,733) $(11,399) $27,096
Equity securities                                               (42,539)   (5,025)   3,571
Less reclassification adjustment for (gains)
            losses released into income                           9,783     6,484   (3,476)
Less DAC impact                                                  68,557     3,766   (8,710)
Less deferred income tax effect                                  41,976     2,162   (6,468)

Net other comprehensive (loss) income                         $ (77,956) $ (4,012) $12,013



The amortized cost and estimated fair value of available-for-sale fixed maturities at December 31, 1999, by contractual maturity, are as follows. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.




                                                                  Amortized     Estimated
                                                                     Cost       Fair Value
Due in one year or less                                          $    9,823     $    9,951
Due after one year through five years                               184,351        182,854
Due after five years through ten years                              322,800        313,832
Due after ten years                                                 797,179        738,387
Securities not due at a single maturity date (primarily mortgage-
      backed securities)                                            885,155        852,281

Total fixed maturities                                           $2,199,308     $2,097,305



      3.      Investments and Investment Income, continued:
Investment Income and Investment (Losses) Gains:
Major categories of investment income are summarized as follows:




                                                                    1999      1998      1997
Gross investment income:
Fixed maturities                                                  $168,511  $173,475  $148,640
Equity securities                                                   31,366    22,563    13,831
Policy loans                                                        15,913    15,331    11,891
Short-term investments                                              10,690    24,308    20,594
Other invested assets                                                3,202     2,730       824

Total gross investment income                                      229,682   238,407   195,780

Investment expenses                                                  4,040    13,468     7,130

Net investment income                                             $225,642  $224,939  $188,650





The major categories of investment gains and losses reflected in the income statement are summarized as follows:

                             1999                    1998                     1997
                               Unrealized -             Unrealized -             Unrealized -
                                 Trading                  Trading                  Trading
                     Realized   Securities    Realized   Securities    Realized   Securities
Gross investment income:
Fixed maturities     $ (3,668)                $    185                 $  2,934    $    195
Equity securities      (6,115)   $(16,124)      (6,669)   $  2,847          542        (836)
Other                      32                       (5)                      85

Net investment
   (losses) gains    $ (9,751)   $(16,124)    $ (6,489)   $  2,847     $  3,561    $   (641)



Proceeds from the sale of available-for-sale securities and the gross realized gains and losses on these sales (excluding maturities, calls and prepayments) during 1999, 1998, and 1997 were as follows:


                                      1999                  1998                 1997
                                Fixed                 Fixed                 Fixed
                             Maturities   Equity   Maturities   Equity   Maturities   Equity
Proceeds from sales           $629,645   $168,763   $744,300   $304,589   $801,246   $136,085
Gross realized gains             4,579      1,514      7,527        442      3,757      1,977
Gross realized losses           (8,443)    (3,265)    (7,313)    (6,303)    (3,213)      (887)



      3.      Investments and Investment Income, continued:
Other:
At December 31, 1999, and 1998, securities amounting to approximately $14,986 and $14,993, respectively, were on deposit with regulatory authorities as required by law.

The Company generally strives to maintain a diversified invested assets portfolio. Other than investments in U.S. Government or U.S.
Government Agency or Authority, the Company had no investments in one entity which exceeded 10% of stockholder's equity at December
31, 1999, except for the following investment with the following carrying value:
                        Norwest                  $71,490

4. Income Taxes:


The significant components of the provision for federal income taxes are as follows:



                                                               1999       1998       1997
Current                                                      $31,812    $43,467    $38,474
Deferred                                                      (2,808)   (10,849)    (5,421)

Total federal income tax expense                             $29,004    $32,618    $33,053

Income tax expense differs from the amounts computed by applying the U.S. Federal income tax rate of 35% to income before income taxes as follows:

                                                               1999        1998      1997
At statutory federal income tax rate                         $28,997     $32,720   $32,054
Dividends received deductions                                   (522)       (191)     (514)
Other, net                                                       529          89     1,513

Total federal income tax expense                             $29,004     $32,618   $33,053



The federal income tax (asset) liability as of December 31 is comprised of the following:

                                                              1999       1998
Net deferred income tax (asset) liability                   $(23,315)   $21,470
Income taxes currently receivable                             (7,100)      (904)

Federal income tax (asset) liability                        $(30,415)   $20,566

4. Income Taxes, continued:

The tax effects of temporary differences that give rise to significant portions of the deferred income tax assets and deferred income tax liabilities at December 31 are as follows:



                                                                         1999       1998
Deferred tax liabilities:
Present value of future profits of acquired business                  $  8,216    $10,907
Deferred policy acquisition costs                                      124,098     99,192
Investments                                                                        22,154

Total deferred income tax liabilities                                  132,314    132,253

Deferred tax assets:
Policy liabilities and reserves                                        106,069    108,973
Investments                                                             48,599
Other, net                                                                 961      1,810

Total gross deferred income tax assets                                 155,629    110,783

Net deferred income tax (asset) liability                             $(23,315)  $ 21,470



Prior to 1984, certain special deductions were allowed life insurance companies for federal income tax purposes. These special deductions were accumulated in a memorandum tax account designated as "Policyholders' Surplus." Such amounts will usually become subject to tax at the then current rates only if the accumulated balance exceeds certain maximum limitations or certain cash distributions are deemed to be paid out of this account. It is management's opinion that such events are not likely to occur. Accordingly, no provision for income tax has been made on the approximately $66,000 balance in the policyholders' surplus account at December 31, 1999.

      5.      Reinsurance:
The Company is involved in both the cession and assumption of reinsurance with other companies. Reinsurance premiums and claims ceded and assumed for the years ended December 31 are as follows:

Balance Sheets


                                    1999              1998             1997
                              Ceded   Assumed   Ceded   Assumed   Ceded   Assumed
Premiums                    $20,244  $ 4,910  $20,280  $ 6,106  $17,081  $7,971
Claims                       10,529    4,777   11,495    5,954    8,683   4,472



      5.      Reinsurance, continued:
The Company generally reinsures the excess of each individual risk over $500 on ordinary life policies in order to spread its risk of loss. Certain other individual health contracts are reinsured on a policy-by-policy basis. The Company remains contingently liable for certain of the liabilities ceded in the event the reinsurers are unable to meet their obligations under the reinsurance agreement.

Effective in 1996, the Company assumed certain policy risks from its affiliate, North American Company for Life and Health Insurance, and its subsidiaries. The Company fulfilled its obligation on this assumption contract and was released of this risk effective December
31, 1998. The Company has reflected risk and profit charges of $729 in other income in 1997 under the terms of the reinsurance contract. Effective October 31, 1997, Midland acquired, via assumption reinsurance, a block of life and annuity business. Under the assumption agreement, the Company assumed approximately $574,310 of life and annuity reserves which is reflected in the liabilities for future policy benefits and received $550,371 of assets which was net of $23,939 of PVFP. The PVFP asset is being amortized principally over periods up to 25 years in relation to the present value of expected gross profits. The assets acquired included approximately $511,877 in cash and short term instruments, $38,044 in policy loans and $450 of other assets. In accordance with the agreement, the final purchase price was determined in 1998 which reduced the PVFP asset to $22,913 and the life and annuity reserves assumed to $573,284.

      6.      Statutory Financial Data and Dividend Restrictions:
In 1999, the Company redomesticated in Iowa and its statutory-basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the insurance department of the domiciliary state. "Prescribed" statutory accounting practices include state laws, regulations, and general administrative rules, as well as a variety of publications of the National Association of Insurance Commissioners ("NAIC"). "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed. Such practices differ from state to state and company to company.


      6. Statutory Financial Data and Dividend Restrictions, continued:
Generally, the net assets of the Company available for distribution to its stockholders are limited to the amounts by which the net assets, as determined in accordance with statutory accounting practices, exceed minimum regulatory statutory capital requirements. All payments of dividends or other distributions to stockholders are subject to approval by regulatory authorities. The maximum amount of dividends which can be paid by the Company during any 12-month period, without prior approval of the insurance commissioner, is limited according to statutory regulations and is a function of statutory equity and statutory net income (generally, the greater of statutory-basis net gain from operations or 10% of prior year-end statutory-basis surplus). The
Company paid a statutory stockholder dividend of $126,000 and $15,000 in 1999 and 1998, respectively. Dividends payable in 2000 will require prior approval of regulatory authorities.

The statutory net income of the Company for the years ended
December 31, 1999 and 1998 is approximately $69,000 and $75,000, respectively, and capital and surplus at December 31, 1999 and 1998 is approximately $386,000 and $384,000, respectively, in accordance with statutory accounting principles.

      7.      Employee Benefits:
The Company participates in qualified pensions and other postretirement benefit plans sponsored by SEI. The Company also provides certain postretirement health care and life insurance benefits for eligible active and retired employees through a defined benefit plan. The following table summarizes the benefit obligations, the fair value of plan assets and the funded status over the two-year period ended December 31, 1999. The amounts reflect an allocation of the Company's portion of the SEI plan:



                                                Pension Benefits        Other Benefits
                                                 1999      1998        1999       1998
Benefit obligation at
December 31                                    $ 6,421   $ 6,420     $ 1,327    $ 1,718
Fair value of plan assets at
December 31                                      3,962     3,642

Funded status at December 31                   $(2,459)  $(2,778)    $(1,327)   $(1,718)

Accrued benefit liability
recognized in financial
statements                                     $ 1,292   $   616     $ 1,650    $ 1,650



      7.      Employee Benefits, continued:
The Company's postretirement benefit plan is not funded; therefore, it has no plan assets.

The amounts of contributions made to and benefits paid from the plan are as follows:

Balance Sheets


                                                Pension Benefits       Other Benefits
                                                 1999      1998       1999       1998
Employer contributions                                               $   123   $   227
Employee contributions                                                    57        56
Benefit payments                               $   184   $   197         180       283



The following table provides the net periodic benefit cost for the years ended 1999, 1998, and 1997:




                                          Pension Benefits           Other Benefits
                                        1999    1998    1997      1999    1998    1997
Net periodic benefit costs             $ 676   $ 524   $ 360     $ 123   $ 126   $ 179



The assumptions used in the measurement of the Company's benefit obligations are shown in the following table:


                                                Pension Benefits       Other Benefits
                                                 1999      1998        1999      1998
Weighted-average assumptions
as of December 31:
Discount rate                                    7.75%     7.00%       7.75%     7.00%
Expected return on plan
assets                                           8.75%     8.75%        N/A       N/A
Rate of compensation
increase                                         4.25%     4.25%        N/A       N/A


For measurement purposes, a 6.5% annual rate of increase in the per capita cost of covered health care benefits was assumed for 1998. The rate was assumed to decrease gradually each year to a rate of 4.5% for 2006 and remain at that level thereafter.

The Company also participates in a noncontributory Employee Stock Ownership Plan ("ESOP") which is qualified as a stock bonus plan.
All employees are eligible to participate in this plan upon satisfying eligibility requirements. The ESOP is sponsored by SEI. Each year the Company makes a contribution to the ESOP as determined by the Board of SEI. The contributions to the ESOP for 1999, 1998, and 1997 was $1,375, $1,381, and 1,294, respectively. The expense for 1999, 1998, and 1997 was $1,306, $1,725, and $1,920, respectively. All contributions to the ESOP are held in trust.


      8.      Commitments and Contingencies:
Lease Commitments:
Midland's home office building has been conveyed to the City of Sioux Falls, South Dakota, and leased back in a transaction in which the City issued $4,250 of Industrial Revenue Bonds for face value. The bonds are collateralized by $2,300 of Midland's investments in government bonds. The lease includes a purchase option under which Midland may repurchase the building upon repayment of all bonds issued. The lease terms provide for 10 annual payments equivalent to principal of $425 beginning in 1993 and semiannual payments through 2002 in amounts equivalent to interest at 5.5% on the outstanding revenue bond principal. The building and land costs have been capitalized and are carried as part of other assets and the lease obligation as part of other liabilities.

The Company also leases certain equipment. Rental expense on operating leases amounted to $2,004, $1,511, and $1,208 for the years ended December 31, 1999, 1998, and 1997, respectively. The minimum future rentals on capital and operating leases at December 31, 1999, are as follows:

Balance Sheets


Year Ending December 31                           Capital     Operating     Total
      2000                                        $  490       $2,086      $2,576
      2001                                           466        1,727       2,193
      2002                                           442          351         793
      2003                                                        351         351
      2004                                                        351         351
   Thereafter                                                     647         647

Total                                              1,398       $5,513      $6,911



Less amount representing interest                    123

Present value of amounts due under capital leases $1,275

Other Contingencies:
The Company is a defendant in various lawsuits related to the normal conduct of its insurance business. Litigation is subject to many uncertainties and the outcome of individual litigated matters is not predictable with assurance; however, in the opinion of management, the ultimate resolution of such litigation will not materially impact the Company's financial position.


      9.      Other Related Party Transactions:
The Company pays fees to SEI under management contracts.  The
Company was charged $3,022, $1,552, and $1,530 in 1999, 1998, and
1997, respectively, related to these contracts.

The Company pays investment management fees to an affiliate
(Midland Advisors Company). Net fees related to these services were $1,688, $1,855, and $1,425 in 1999, 1998, and 1997, respectively.
The Company provided certain insurance and non-insurance services to North American Company for Life and Health Insurance ("North American"), beginning in 1997. The Company was reimbursed $4,786, $1,465, and $488 in 1999, 1998, and 1997, respectively, for the costs incurred to render such services.

In 1998, the Company sold certain securities to North American at the current market value of $15,856, incurring a realized loss of $2,736. In addition, the Company acquired securities totaling $22,679 from North American.

10.            Mortgage Loan Operations
In January 1999, the Company acquired a mortgage loan operation whose primary business was to underwrite, originate and resell mortgage loans with the intent of dividending the remaining net assets to SEI during 1999. Effective December 1, 1999, this operation was dividended to SEI at the remaining value of the underlying assets. Due to the temporary nature of the transaction, the capital contributed of $67,554, the losses for the 11 months of $1,602, and the ultimate dividend have been excluded from the financial statements.





The accompanying notes are an integral part of the financial statements.



The accompanying notes are an integral part of the financial statements.


The accompanying notes are an integral part of the financial statements.



Midland National Life Insurance Company
Notes to Financial Statements, Continued
(Amounts in thousands)


Midland National Life Insurance Company
Notes to Financial Statements
(Amounts in thousands)




MNLGAP99.txt

PART II


                          UNDERTAKING TO FILE REPORTS


     Subject to the terms and conditions of Section 15(d) of the Securi-

ties Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore, or hereafter duly adopted pursuant to authority conferred in that section.


                              RULE 484 UNDERTAKING


    Insofar as indemnification for liability arising under the Securities

Act of 1933 may be permitted to directors, officers and controlling per-

sons of the registrant pursuant to the foregoing provisions, or other-

wise, the registrant has been advised that in the opinion of the Securi-

ties and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnifi-

cation by it is against public policy as expressed in the Act and will be governed by the final jurisdiction of such issue.

UNDRTAKE.txt

REPRESENTATIONS PURSUANT TO SECTION 26 (e) OF THE INVESTMENT COMPANY ACT

Midland National Life Insurance Company hereby represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Midland National Life Insurance Company.

S6FORM.TXT

CONTENTS OF REGISTRATION STATEMENT
                      ----------------------------------

This Registration Statement comprises the following Papers and Documents:

    The facing sheet.

    The prospectus consisting of 53 pages.

    The undertaking to file reports.

    Representations pursuant to Section 26(e) of the Investment
       Company Act.

    The signatures.

    Written consents of the following persons:

    (a)  Jack L. Briggs  2

    (b)  Sutherland Asbill & Brennan L L P   8

    (c)  PricewaterhouseCoopers  L L P   8

    (d)  Timothy A. Reuer 8

    The following exhibits:

1.  The following exhibits correspond to those required by paragraph A of the instructions as to the exhibits in Form N-8B-2:

    (1)  Resolution of the Board of Directors of Midland National Life

         establishing the Separate Account A.   4

    (2)  Not applicable.

    (3)  (a)  Principal Underwriting Agreement.   2

         (b)  Selling Agreement.   2

         (c)  Commission schedule.   8

    (4)  Not applicable.
    (5) Form of Contract.   8



1      Filed previously in Post-Effective Amendment No. 4 on April 10, 1999
         for Form S-6 File No. 33-16354.
2      Filed previously in Pre-Effective Amendment No. 1 for Form S-6 File
         No. 333-14061 on January 31, 1997.
3      Filed previously in Pre-Effective Amendment No. 2 for Form S-6 File
         No. 333-14061 on April 23, 1997.
4      Filed previously in Post Effective Amendment No. 1 for Form S-6 File
         No. 333-14061 on April 28, 1998.
5      Filed previously in Post Effective Amendment No. 3 for Form S-6 File
         No. 333-14061 on April 29, 1999.
6      Filed previously in Pre-Effective Amendment No. 1 for Form S-6 File
         No. 333-80975.
7      Filed previously in Post-Effective Amendment No. 4 for Form S-6 File
         No. 333-14061 on February 17, 2000.
8      Filed herein.

--------------

    (6)  (a)  Articles of Incorporation of Midland National Life.    4

         (b)  By-Laws of Midland National Life.   4

    (7)  Not applicable.

    (8)  (a)  Participation Agreements for Fidelity Distributors

              Corporation/Variable Insurance Products Fund,

              and Variable Products Fund II.   3

         (b)  Amendments to Participation Agreements for Fidelity

              Distributors Corporation/Variable Insurance Products Fund,

              and Variable Products Fund II.   3

         (c)  Participation Agreement for Fidelity Distributors

              Corporation/Variable Insurance Products Fund III.   4

         (d)  Participation Agreement for American Century Investment

              Services, Inc.   3

         (e)  Participation Agreement for Lord Abbett Series Funds, Inc.  5

         (f) Amendments to Participation Agreement for Lord Abbett Series Funds, Inc. 6

         (g)  Participation Agreement for Massachusetts Financial Variable

              Insurance Trusts.    5

    (9)  Not applicable.

   (10)  Application Form.   7

   (11)  Memorandum describing Midland National Life's issuance, transfer

         and redemption procedures for the Contract.   1

2.  See Exhibit 1(5).
    ---

3.  Opinion and Consent of Jack L. Briggs.   2

4.  No financial statements are omitted from the Prospectus pursuant to

     Instruction 1(b) or (c) or Part I.

5.  Not applicable.

6.  Opinion and Consent of Timothy A. Reuer.  8

7.  Consent of Sutherland Asbill & Brennan L L P   8

8.  Consent of PricewaterhouseCoopers  L L P   8


1 Filed previously in Post-Effective Amendment No. 4 on April 30, 1990
         for Form S-6 File No. 33-16354.
2      Filed previously in Pre-Effective Amendment No. 1 for Form S-6 File
         No. 333-14061 on January 31, 1997.
3      Filed previously in Pre-Effective Amendment No. 2 for Form S-6 File
         No. 333-14061 on April 23, 1997.
4      Filed previously in Post Effective Amendment No. 1 for Form S-6 File
         No. 333-14061 on April 28, 1998.
5      Filed previously in Post Effective Amendment No. 3 for Form S-6 File
         No. 333-14061 on April 29, 1999.
6      Filed previously in Pre-Effective Amendment No. 1 for Form S-6 File
         No. 333-80975.
7      Filed previously in Post-Effective Amendment No. 4 for Form S-6 File
         No. 333-14061 on February 17, 2000.
8      Filed herein.


--------------




CONVL4VE2.txt

SIGNATURES
                             __________

    Pursuant to the requirements of the Securities Act of 1933, the registrant, Midland National Life Separate Account A, certifies that it meets all the requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in Sioux Falls, South Dakota, on the 5th day of April, 2000.

                                    Midland National Life Separate Account A

   (Seal)                      By:  Midland National Life Insurance Company


                               By:_/s/Michael M. Masterson_______________
                                    President

    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following Directors of Midland National Life Insurance Company in the capacities and on the dates indicated.





   Signature                   Title                           Date
   ---------                   -----                           ----

/s/Michael M. Masterson__      Director, Chairman of the       April 5, 2000
   Michael M. Masterson        Board, Chief Executive
                               Officer and President

/s/John J. Craig II_____       Director, Executive Vice        April 5, 2000
   John J. Craig II            President and Chief
                               Operating Officer

 /s/Donald J. Iverson____      Director, Senior Vice           April 5, 2000
   Donald J. Iverson           President and Chief
                               Actuary

/s/Steven C. Palmitier__       Director, Senior Vice           April 5, 2000
   Steven C. Palmitier         President and Chief
                               Marketing Officer

/s/Stephen P. Horvat, Jr.      Director, Senior Vice           April 5, 2000
   Stephen P. Horvat, Jr.      President - Legal


   _____________________       Director and Vice President     April 5, 2000
   Robert W. Korba



SepASig3.txt

Registration No. 333-14081
                                               POST EFFECTIVE AMENDMENT NO.4


________________________________________________________________________________
--------------------------------------------------------------------------------





                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                      ____________________________________


                                    EXHIBITS

                                       TO

                                    FORM S-6

                             REGISTRATION STATEMENT

                                     UNDER

                           THE SECURITIES ACT OF 1933

                                      FOR

                    MIDLAND NATIONAL LIFE SEPARATE ACCOUNT A

                                      AND

                    MIDLAND NATIONAL LIFE INSURANCE COMPANY


                      ____________________________________










________________________________________________________________________________
--------------------------------------------------------------------------------

EXHVEL2.TXT

EXHIBIT INDEX




        Exhibit
       _________

     1. (3)(c) Commission Schedule

     1. (5)    Form of Contract

     6. Opinion and Consent of Timothy A. Reuer

     7. Consent of Sutherland Asbill & Brennan L L P

     8. Consent of PricewaterhouseCoopers L L P






INDVUL4.txt

Commission Schedule for Variable Executive Universal Life 2

First Year commissions up to Target Premium are 50 percent.

Commissions on first year premium in excess of target and on renewal premiums received in years 2-10 are 2.5 percent.

"Below is a list of Target Premiums per $1,000 for Variable Executive Universal Life 2."

				VEUL2 Target Premiums

	Male	        Female
	Preferred/	Preferred/	Issue		Male   	Female
	Nonsmoker	Nonsmoker	Age		Smoker	Smoker

	2.19	           2.02		0
	2.24	           2.06		1
	2.30	           2.10		2
	2.37	           2.15		3
	2.44	           2.20		4
	2.51	           2.25		5
	2.59	           2.30		6
	2.68	           2.36		7
	2.78	           2.43		8
	2.89             2.51		9
	3.00	           2.59		10
	3.11	           2.67		11
	3.23             2.75		12
	3.35	           2.83		13
	3.47             2.91		14
	3.60	           3.01		15		4.82              3.42
	3.73	           3.11		16		4.99	            3.55
	3.86             3.21		17		5.17   	      3.69
	3.99	           3.32		18		5.35  	      3.83
	4.12	           3.43		19		5.54  	      3.97
	4.26             3.55		20		5.73  	      4.12
	4.41             3.68		21		5.93  	      4.28
	4.57	           3.82		22		6.14  	      4.45
	4.74             3.97		23		6.37  	      4.62
	4.92             4.13		24		6.62  	      4.80
	5.10	           4.30		25		6.88  	      5.00
	5.29             4.48		26		7.16  	      5.21
	5.50             4.66		27		7.46  	      5.43
	5.73             4.85		28		7.78  	      5.65
	5.97	           5.04		29		8.11  	      5.88
	6.23	           5.24		30		8.46	            6.13
	6.50	           5.45		31		8.83   	      6.39
	6.78	           5.67		32		9.22   	      6.66
	7.08	           5.91		33		9.64  	      6.95
	7.39             6.17		34		10.09	            7.25
	7.72             6.45		35		10.56	            7.57
	8.07             6.74		36		11.05  	      7.90
	8.44             7.04		37		11.57  	      8.25
	8.83	           7.35		38		12.12  	      8.62
	9.24	           7.67		39		12.71  	      9.01
	9.67	           8.00		40		13.33  	      9.41
	10.12	           8.35		41		13.98             9.82
	10.60	           8.72		42		14.66            10.25
	11.11	           9.11		43		15.38	           10.70
	11.65	           9.53		44		16.14	           11.18
	12.23	           9.98		45		16.93	           11.69
	12.84	          10.45		46		17.76	           12.22
	13.48	          10.94		47		18.64	           12.78
	14.16	          11.45		48		19.58            13.37
	14.88           11.99		49		20.58	           13.98
	15.66           12.56		50		21.65	           14.62
	16.49           13.15		51		22.78	           15.29
	17.37	          13.76		52		23.97	           16.00
	18.30           14.39		53		25.22	           16.75
	19.28           15.04		54		26.54	           17.55
	20.31           15.72		55		27.94	           18.41
	21.41           16.45		56		29.42            19.32
	22.60           17.24		57		30.99            20.28
	23.88           18.09		58		32.66            21.30
	25.25           19.01		59		34.43	           22.38
	26.71	          19.99		60		36.30	           23.54
	28.07	          21.04		61		38.28	           24.79
	29.53	          22.16		62		40.38	           26.14
	31.09	          23.36		63		42.62	           27.59
	32.75	          24.64		64		45.02	           29.14
	34.52           26.01		65		47.61	           30.80
	35.98           27.47		66		49.50	           32.54
	37.54           29.04		67		51.47            34.37
	39.21           30.73		68		53.53            36.29
	40.99           32.58		69		55.69	           38.30
	42.88           34.59		70		57.95	           40.39
	44.25	          36.78		71		60.29	           42.61
	45.73	          39.15		72		62.71	           45.02
	47.33	          41.71		73		65.22	           47.65
	49.05	          44.48		74		67.83	           50.53
	50.89           47.48		75		70.54	           53.69
	51.89	          48.42		76		73.40	           56.92
	52.90	          49.42		77		76.47            60.23
	53.93	          50.49		78		79.82            63.63
	54.98	          51.64		79		83.48            67.14
	56.05           52.87		80		87.54	           70.80
	56.05	          52.87		81		87.54	           70.80
	56.05           52.87		82		87.54	           70.80
	56.05	          52.87		83		87.54	           70.80
	56.05	          52.87		84		87.54	           70.80
	56.05	          52.87		85		87.54	           70.80


VEUL2COMP.txt

In this Policy, Midland National Life Insurance Company is referred to as "We", "Us", "Our", or the "Company". "You" and "Your" refer to the Owner.

This is a legal contract between You and Us.  Read it carefully.

We agree to pay to the Beneficiary the Policy Proceeds upon the Insured's death prior to the Maturity Date while this Policy is in force. Payment will be made upon receipt at Our Executive Office of due proof of the Insured's death. If the Insured is living on the Maturity Date, the Net Cash Value will be paid to You. This agreement is subject to the terms of this Policy.

CONSIDERATION - This Policy is issued in consideration of the application and payment of the first premium.

RIGHT TO EXAMINE POLICY - It is important to Us that You are satisfied with this Policy and that it meets Your insurance goals. Read it carefully. If You are not satisfied with it You may return it to Our Executive Office or to Your agent. This must be done by the later of the 10th day after You receive it or the 45th day after Part 1 of the application was signed. We will then void it as of the Policy Date as though it was never issued and we will refund the Policy Fund plus the sum of all charges deducted from Your premiums, the Policy Fund and the Investment Divisions.



FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

ADJUSTABLE DEATH BENEFIT

DEATH BENEFIT AND POLICY VALUES WILL REFLECT THE INVESTMENT
EXPERIENCE OF OUR SEPARATE ACCOUNT, WHICH MAY INCREASE OR
DECREASE, AND INTEREST EARNED IN THE GENERAL ACCOUNT

INSURANCE PAYABLE UPON DEATH BEFORE MATURITY DATE
PREMIUMS PAYABLE TO INSURED'S AGE 100
NON PARTICIPATING - NOT ELIGIBLE FOR DIVIDENDS

Guide to Policy Provisions
Section

Face Page     Right to Examine Policy

Schedules     Schedule of Policy Benefits
              Table of Surrender Charges
              Corridor Percentage Table
              Table of Guaranteed Monthly Risk Rates
              Table of Policy Charges
              Investment Divisions

1     Definitions

2 Policy Proceeds
2.1          Payment of Proceeds
2.2          Death Benefit
2.3          Corridor Percentage

3     General Provisions
3.1          Contract
3.11               Entire Contract
3.12               Changes to Contract
3.13               Incontestability
3.14               Suicide
3.15               Misstatement of Age or Sex
3.16               Non-Participating
3.2          Ownership and Beneficiary
3.21               Owner's Rights
3.22               Change of Owner or Contingent Owner
3.23               Assignment
3.24               Beneficiary
3.25               Change of Beneficiary
3.26 Beneficiary Death in Common Disaster
3.27 Right to Request this Policy

4     Policy Settlement
4.1          General Policy Settlement Provisions
4.11               Payee
4.12               Benefit Settlement
4.13               Choosing an Optional Method of Settlement
4.14               Frequency of Payments
4.15               First Payment
4.16               Death of Payee
4.17               Protection Against Creditors
4.18               Settlement Contract
4.19               Additional Interest Earnings
4.2          Optional Methods of Policy Settlement
4.21               Option 1 - Income for a Specified Period
4.22               Option 2 - Life Annuity
4.23               Option 3 - Income of a Specified Amount
4.24               Option 4 - Interest Payments
4.3          Settlement Option Tables

5     Premiums
5.1          Payment of Premiums
5.2          Maximum Premium Limits
5.3          Maximum Premium Period
5.4          Minimum Premium Requirement
5.5          Continuation of Insurance
5.6          Grace Period
5.7          Additional Required Premium
5.8          Reinstatement

6 Right to Change the Death Benefit
6.1          Changes in Specified Amount
6.2          Changes in Death Benefit Option

7     Your Investment Options
7.1          The Separate Account
7.2          Initial Allocation
7.3          Allocations
7.4          Transfers
7.5          The Funds
7.6          Account Investments
7.7          Change in Investment Policy
7.8          Change of Fund

8.     Policy Values
8.1          The Value of Your Policy Fund
8.2          Your Value in Our General Account
8.3          Your Value in Our Separate Account
8.4          Accumulation Units
8.5          Accumulation Unit Value
8.6          Net Investment Factor
8.7          Charges Against the Investment Division
8.8          Monthly Deduction
8.9          Risk Charge
8.10          Premium Load
8.11          Risk Rates
8.12          Cash Surrender Value
8.13          Net Cash Surrender Value
8.14          Surrender Charge
8.15          Withdrawal of Cash Surrender Value
8.16          Withdrawal Charge

9     Annual Report of Policy Status

10     Policy Loans
10.1          Loan Requirements
10.2          Loan Value
10.3          Policy Debt
10.4          Loan and Repayment
10.5          Policy Loan Interest Rate
10.6          Interest on Policy Loans
10.7          Excess Policy Debt

11     Maturity Date



Copies of all applications and any Riders are attached.

SECTION 1: DEFINITIONS

The following are key words used in this Policy. They are important in describing both Your rights and Ours. When they are used, they are capitalized. As You read Your Policy, refer back to these definitions.

Assign - means to transfer Your rights as the Owner of this Policy to another person. If You transfer all of Your rights irrevocably, the Assignment is absolute. If You transfer all or some of Your rights as the Owner of this Policy as security for a loan, but on the condition that they return to You once the debt is paid, then the Assignment is collateral. Details are in Section 3.23.

Beneficiary - is the payee of the Policy Proceeds at the Insured's death. Details are in Section 3.24.

Business Day - is a day when We and the New York Stock Exchange are open for business.

Contract - is this Policy, including any Supplemental Benefit, schedules, the attached written application for this Policy, and any attached supplemental written application(s).

Endorsement or Rider - is a form which amends this Policy or which provides additional benefits. When an Endorsement or Rider is attached to this Policy it is a part of this Policy and is subject to all the terms of this Policy unless We state otherwise in the Endorsement or Rider.

Executive Office - is Our office at One Midland Plaza, Sioux Falls, SD
57193.

Insured - is the person whose life is covered under this Policy.

Insured's Policy Age on Policy Date - is the Insured's age on his birthday prior to the date on which this Policy is issued.

Maturity Date - is the date on which the insurance coverage under this Policy ends.

Monthly Anniversary - is the day of the month which has the same date as the Policy Date.

Net Premium - is the portion of each premium paid that We will add to the Policy Fund. It is equal to the premium paid, minus a deduction for the Premium Load.

Owner - is the person who may exercise the rights listed in Section
3.31.

Policy Age - is the Insured's age on his last birthday prior to the Policy Anniversary.

Policy Anniversary - is the same day and month as the Policy Date for each year this Policy is in force.

Policy Date - is the date on which this Policy is issued and the insurance coverage becomes effective.

Policy Months and Policy Years - refer to the months and years during which this Policy is in force. Policy Months and Policy Years are measured from the Policy Date.

Record Date - is the date this Policy is recorded on Our books as an in force Policy.

Supplemental Benefit - is a benefit provided by an Endorsement or Rider and is in addition to the other benefits of this Policy.

Valuation Period - is the time beginning at the close of the New York Stock Exchange on one Business Day and ending at the close of the New York Stock Exchange on the next Business Day.

Written Notice - means a written form satisfactory to Us and received by Us at Our Executive Office.

SECTION 2:  POLICY PROCEEDS

2.1 PAYMENT OF PROCEEDS - If the Insured dies while this Policy is in force, and after We receive due proof of the Insured's death at Our Executive Office, We will pay the Policy Proceeds below to the Beneficiary:

          1.    The amount of the Death Benefit; plus
          2. Any Supplemental Benefit providing proceeds which are payable on the Insured's death; less
          3.    Any Policy Debt; and less
          4.    Any past due Monthly Deductions.

     We will pay interest from the date of the Insured's death until the date of payment on proceeds paid in a single sum. Interest will be at an annual interest rate determined by Us, but not less than the rate required by the state in which this Policy is delivered.

     The Policy Proceeds will be exempt from the claims of creditors and from legal process to the extent the law permits.

2.2 DEATH BENEFIT - Under Death Benefit Option 1, the Death Benefit is the greater of:

            1.     The Specified Amount; and
            2. The Policy Fund multiplied by the Corridor Percentage.

          Under Death Benefit Option 2, the Death Benefit is the greater of:

            1. The Specified Amount plus the Policy Fund; and
            2. The Policy Fund multiplied by the Corridor Percentage.

2.3 CORRIDOR PERCENTAGE -The Corridor Percentage table is shown in the Policy Specifications. The Corridor Percentage changes on each Policy Anniversary. The Corridor Percentage depends upon the Policy Age of the Insured on the Policy Anniversary.

SECTION 3:  GENERAL PROVISIONS

3.1          CONTRACT

3.11 ENTIRE CONTRACT - The entire contract between You and Us consists of this Policy, including any Supplemental Benefit, schedules, the attached written application for this Policy, and any attached supplemental written application(s). Each statement made in any such written application is deemed a representation and not a warranty. We will not use any statement made by the Insured, or on his behalf, to challenge a claim under this Policy unless it is contained in a written application.

          Any Supplemental Benefit attached to this Policy is a part of this Policy and is subject to its terms unless We state otherwise in the Supplemental Benefit.

3.12 CHANGES TO CONTRACT - No one has the right to change any part of this Policy or to waive any of its provisions unless the change is approved in writing on this Policy by one of Our officers.

3.13 INCONTESTABILITY - We cannot contest this Policy or any Supplemental Benefit, except for non-payment of premiums, after it has been in force during the Insured's lifetime for 2 years from the Policy Date or, if reinstated, from the date of reinstatement.

          Reinstatements may be contested based on material misrepresentations only with respect to statements made in the application for reinstatement.

3.14 SUICIDE - If the Insured commits suicide, while sane or insane, within 2 years from the Policy Date, Our liability is limited to an amount equal to the total premiums paid, less any Policy Debt and partial withdrawals. We will pay this amount to the Beneficiary in one sum.

     If the Insured commits suicide, while sane or insane, within 2 years from the effective date of any increase in Specified Amount, Our liability with respect to such increase is limited to the Risk Charge made for such increase.

3.15 MISSTATEMENT OF AGE OR SEX - If the age or sex of the Insured has been misstated, We will adjust the Death Benefit to the amount which the most recent Risk Charge would have purchased at the correct age and sex. For any benefits payable under a Rider, We will adjust the rider benefits to the Amount that the most recent Rider Charge would have purchased at the correct age and sex.

3.16 NON-PARTICIPATING - This Policy is not entitled to share in Our profits or surplus.

3.2          OWNERSHIP AND BENEFICIARY

3.21     OWNER'S RIGHTS - Without any Beneficiary's consent, You may:

1. Transfer ownership of Your Policy by absolute
   Assignment;
2. Designate, change or revoke a contingent Owner; or
3. Change any revocable Beneficiary during the Insured's lifetime.

          With each irrevocable Beneficiary's consent, You may:

1. Change the irrevocable Beneficiary during the Insured's lifetime;
2. Receive any benefit, exercise any right, and use any privilege granted by Your Policy allowed by Us; or
3. Agree with Us to any change or amendment of Your
   Policy.

          If You die while the Insured is alive, the contingent Owner, if any, will become the Owner. If there is no contingent Owner, ownership will pass to Your estate.

3.22 CHANGE OF OWNER OR CONTINGENT OWNER - On the Policy Date the Owner and any contingent Owner are as designated in the application.
You may change the Owner by absolute Assignment as stated in Section
3.23. You may designate, change, or revoke a contingent Owner while the Insured is alive. We must receive Written Notice informing Us of the designation, change, or revocation. Upon receipt, a designation, change, or revocation takes effect as of the date the Written Notice was signed. However, We are not liable for any payment made by Us before We record the Written Notice.

3.23 ASSIGNMENT - You may Assign this Policy. We are bound by an Assignment only if We receive the original Assignment, or a certified copy, at Our Executive Office and it is recorded by Us. We are not liable for any payment made by Us before We record the Assignment. We take no responsibility for the validity of any Assignment.

          You may revoke any Assignment prior to its effective date provided We receive Written Notice of revocation before the Assignment is recorded by Us.

          An Assignment will not change or revoke the Beneficiary designation in effect at the time the Assignment is made. If an Assignment is absolute, Your rights and privileges, including any right to change the Beneficiary, vest in the Assignee. If any Assignment is collateral, the collateral Assignee has priority over the interest of any revocable Beneficiary or revocable payee under any optional method of Policy settlement chosen in Section 4.2.

3.24 BENEFICIARY - You named the Beneficiary in the application. A Beneficiary is revocable unless otherwise stated in the Beneficiary designation. If no Beneficiary is living when the Owner dies, the death benefit will be paid to You or Your estate.


3.25 CHANGE OF BENEFICIARY - On the Policy Date, the Beneficiary is as stated in the application. If no Beneficiary is designated in the application, You are the Beneficiary. You may change a revocable Beneficiary. We must receive Written Notice informing Us of the change. Upon receipt and acceptance, a change takes effect as of the date the Written Notice was signed. However, We are not liable for any payment made by Us before We record the Written Notice.

3.26 BENEFICIARY DEATH IN COMMON DISASTER - If any Beneficiary dies with the Insured in a common disaster, benefits will be paid as if the Beneficiary predeceased the Insured unless it is proved otherwise to Our satisfaction.

3.27 RIGHT TO REQUEST THIS POLICY - If You request a change that would cause the information on the Policy Specifications page, the application or any supplemental application to be incorrect, We reserve the right to require that this Policy be returned to Us so that the appropriate changes can be made.

SECTION 4:  POLICY SETTLEMENT

4.1          GENERAL POLICY SETTLEMENT PROVISIONS

4.11 PAYEE - The Beneficiary is the payee of the Policy Proceeds at the Insured's death. Any contingent Beneficiary is the contingent payee. If the Beneficiary is revocable, then the payee is also revocable. We may require satisfactory proof of age and continuing survival of any payee.

4.12 BENEFIT SETTLEMENT - When a Policy becomes a claim by the death of the Insured, settlement will be made after receipt of due proof of death. If the Policy Proceeds are less than $5,000, We will pay them to the payee in one sum. If the Policy Proceeds are $5,000 or more, We will pay them to the payee in one sum, unless one of the optional methods of Policy settlement in Section 4.2 is chosen.

4.13 CHOOSING AN OPTIONAL METHOD OF SETTLEMENT - You may, at any time before the Insured's death, choose an optional method of Policy settlement. If the Insured dies and You have not yet chosen an option, then the payee may choose an option. We must receive Written Notice informing Us of the option chosen. If the payee is an executor, administrator, trustee, corporation, partnership, or association, the options are available only with Our consent.

4.14 FREQUENCY OF PAYMENTS - The frequency of payments must be specified at the time the option is chosen. If any payment under an option would be less than $50, We may make payments less frequently so that each payment is at least $50.

4.15 FIRST PAYMENT- Depending on the frequency of payments specified, the first payment under Option 4 is payable 1 year, 6 months, 3 months, or 1 month from the date of the Insured's death. The first payment under any other option is payable on the date of the Insured's death.

          If the amount that could be purchased by a single premium of $1,000, at Our regular annuity rates in effect at the time the first installment is payable, is larger than the amount of the first monthly installment for each $1,000 applied under Option 1 or 2, We will pay the larger amount as the benefit under the option. We will furnish this amount upon request.

4.16 DEATH OF PAYEE - At the payee's death, payments will be made according to the terms of the Payment Contract.

4.17 PROTECTION AGAINST CREDITORS - Unless provided otherwise at the time an option is chosen, the payee may neither commute, anticipate, Assign, alienate nor otherwise encumber any payment under an option. Payments under any option are exempt from the claims of creditors and from legal process to the extent the law permits.

4.18 PAYMENT CONTRACT - In exchange for this Policy We will issue a Payment Contract stating the terms of the option chosen. We may require proof of a Payee's age before issuing a Payment Contract.

4.19 ADDITIONAL INTEREST EARNINGS - We may pay interest earnings beyond those guaranteed in Options 3 and 4. If We do, We will determine the amount of the additional interest earnings and how they are paid.

4.2          POLICY SETTLEMENT OPTIONS

4.21 OPTION 1 - INCOME FOR A SPECIFIED PERIOD - We will pay the Policy Proceeds in equal monthly installments to the payee for the number of years specified at the time this option is chosen. The amount of the equal installments for each $1,000 applied under this option is shown in the Settlement Option Tables in this Policy. The Settlement Option Tables are based on an interest rate of 2.75% per year compounded annually. If the payee dies before the number of years specified ends, We will pay the unpaid installments as stated in Section 4.16, "Death of Payee."

4.22     OPTION 2 - LIFE ANNUITY

LIFE ANNUITY WITH PERIOD CERTAIN - We will pay equal monthly installments to the payee for as long as he lives. At the time this option is chosen, a period certain of 5, 10, 15, or 20 years must be specified. If the payee dies before the specified period certain ends, the installments which have not been paid will be paid as stated in
Section 4.16, Death of Payee. The amount of the equal monthly installments depends on the period certain chosen. The amount of the equal monthly installments for some periods certain available are shown in the table below. The amounts shown are for each $1,000 applied under this option. If at any age the amount of the equal installment payments is the same for two or more periods certain, payment will be made as if the longest period certain was chosen. The Table is based on the Annuity 2000 Table, Sex Distinct Mortality Table at 2.75% per year compounded annually.

LIFE ANNUITY WITHOUT PERIOD CERTAIN - We will pay equal monthly installments to the payee for as long as he lives. The amount of each installment for each $1,000 applied under this option is shown in the Settlement Option Tables in this Policy. The Settlement Option Table is based on the Annuity 2000 Table, Sex Distinct Mortality Table at 2.75% per year compounded annually. Upon the death of the Payee, payments will cease.

4.23 OPTION 3 - INCOME OF A SPECIFIED AMOUNT - We will pay the Policy Proceeds to the payee in equal installments every 1 year, 6 months, 3 months, or 1 month. The amount of the equal installment payments and the frequency of payments must be specified at the time this option is chosen. After each payment, We will add interest to that portion of the Policy Proceeds applied under this option which has not yet been paid as installments. The interest rate will be 2.75% per year compounded annually. Installments will be paid to the payee until the amount applied under this option, including interest, is exhausted. If the payee dies before the amount applied is exhausted, We will pay the unpaid installments as stated in Section 4.16 Death of Payee.

4.24 OPTION 4 - INTEREST PAYMENTS - We will hold the Policy Proceeds as principal and pay the interest to the payee. The interest rate will be 2.75% per year compounded annually. We will pay the interest every 1 year, 6 months, 3 months or 1 month, as specified at the time this option is chosen. At the death of the payee, We will make payments as stated in Section 4.16, Death of Payee.

4.3          SETTLEMENT OPTION TABLES

MONTHLY PAYMENTS PER $1,000 OF PROCEEDS SETTLED UNDER
OPTIONAL METHODS OF SETTLEMENT

INCOME FOR A SPECIFIED PERIOD
Number of Years   Amount of          Number of Years   Amount of
Payable           Monthly Payments   Payable           Monthly Payments
1                $ 84.37              16               $ 6.41
2                  42.76              17                 6.11
3                  28.89              18                 5.85
4                  21.96              19                 5.61
5                  17.80              20                 5.39
6                  15.03              21                 5.20
7                  13.06              22                 5.02
8                  11.57              23                 4.86
9                  10.42              24                 4.72
10                  9.50              25                 4.59
11                  8.75              26                 4.46
12                  8.13              27                 4.35
13                  7.60              28                 4.24
14                  7.15              29                 4.15
15                  6.75              30                 4.06



The Income for Specified period factors are based on an annual interest rate of 2.75%



4.3                        SETTLEMENT OPTION TABLES (CONTINUED)

                  MONTHLY PAYMENTS PER $1,000 OF PROCEEDS SETTLED UNDER
                             OPTIONAL METHODS OF SETTLEMENT

                                    LIFE ANNUITY *
Age Nearest   Monthly Payments For Life  Age Nearest Monthly Payments For Life
Birthday           10 years   20 Years   Birthday          10 years   20 Years
Male      Life     Certain    Certain    Female    Life     Certain    Certain
20 and                                   20 and
Under    $ 2.83    $  2.83    $  2.82      Under    $ 2.75    $  2.75    $  2.75
21         2.85       2.85       2.84      21         2.77       2.77       2.76
22         2.87       2.86       2.86      22         2.78       2.78       2.78
23         2.88       2.88       2.88      23         2.80       2.80       2.80
24         2.91       2.90       2.90      24         2.82       2.82       2.82
25         2.93       2.93       2.92      25         2.84       2.84       2.83
26         2.95       2.95       2.94      26         2.86       2.86       2.85
27         2.97       2.97       2.96      27         2.87       2.88       2.87
28         3.00       3.00       2.99      28         2.90       2.90       2.89
29         3.02       3.02       3.01      29         2.92       2.92       2.91
30         3.05       3.05       3.04      30         2.94       2.94       2.94
31         3.07       3.07       3.06      31         2.96       2.96       2.96
32         3.10       3.10       3.09      32         2.99       2.99       2.98
33         3.13       3.13       3.12      33         3.01       3.01       3.01
34         3.16       3.16       3.15      34         3.04       3.04       3.03
35         3.20       3.20       3.18      35         3.07       3.07       3.06
36         3.23       3.23       3.21      36         3.10       3.10       3.09
37         3.27       3.27       3.25      37         3.13       3.13       3.12
38         3.31       3.30       3.28      38         3.16       3.16       3.15
39         3.35       3.34       3.32      39         3.19       3.19       3.18
40         3.39       3.38       3.35      40         3.23       3.23       3.21
41         3.43       3.43       3.39      41         3.26       3.26       3.25
42         3.48       3.47       3.43      42         3.30       3.30       3.28
43         3.53       3.52       3.48      43         3.34       3.34       3.32
44         3.58       3.57       3.52      44         3.38       3.38       3.36
45         3.63       3.62       3.56      45         3.43       3.42       3.40
46         3.69       3.67       3.61      46         3.47       3.47       3.44
47         3.74       3.73       3.66      47         3.52       3.52       3.48
48         3.80       3.78       3.71      48         3.57       3.57       3.53
49         3.87       3.85       3.76      49         3.63       3.62       3.58
50         3.93       3.91       3.82      50         3.68       3.67       3.62
51         4.00       3.97       3.87      51         3.74       3.73       3.68
52         4.08       4.04       3.93      52         3.80       3.79       3.73
53         4.15       4.12       3.99      53         3.87       3.85       3.78
54         4.24       4.19       4.05      54         3.94       3.92       3.84
55         4.32       4.27       4.11      55         4.01       3.99       3.90
56         4.41       4.36       4.17      56         4.09       4.06       3.96
57         4.51       4.45       4.23      57         4.17       4.14       4.03
58         4.61       4.54       4.30      58         4.26       4.22       4.09
59         4.72       4.64       4.37      59         4.35       4.31       4.16
60         4.83       4.75       4.43      60         4.45       4.40       4.23
61         4.96       4.86       4.50      61         4.55       4.50       4.30
62         5.09       4.97       4.57      62         4.66       4.60       4.37
63         5.23       5.09       4.63      63         4.78       4.71       4.44
64         5.38       5.22       4.70      64         4.90       4.82       4.52
65         5.54       5.36       4.76      65         5.04       4.94       4.59
66         5.71       5.49       4.83      66         5.18       5.07       4.66
67         5.90       5.64       4.89      67         5.34       5.21       4.73
68         6.09       5.79       4.95      68         5.50       5.35       4.80
69         6.30       5.94       5.00      69         5.68       5.50       4.87
70         6.52       6.10       5.05      70         5.87       5.65       4.94
71         6.76       6.27       5.10      71         6.07       5.82       5.00
72         7.01       6.44       5.14      72         6.30       5.99       5.06
73         7.28       6.61       5.18      73         6.54       6.17       5.11
74         7.57       6.79       5.22      74         6.80       6.36       5.16
75         7.87       6.96       5.25      75         7.08       6.55       5.20
76         8.20       7.14       5.28      76         7.38       6.75       5.24
77         8.55       7.32       5.30      77         7.71       6.95       5.27
78         8.93       7.49       5.32      78         8.07       7.15       5.30
79         9.33       7.67       5.34      79         8.45       7.35       5.32
80 and     9.76       7.84       5.35      80 and     8.87       7.55       5.34
Over                                       Over





* The above settlement option factors are based on the Annuity 2000 Table, Sex Distinct Mortality Table at 2.75%

SECTION 5: PREMIUMS

5.1 PAYMENT OF PREMIUMS - The first premium is due on the Policy Date. A premium may be any amount over $50 subject to the Maximum Premium Limits.

     You may pay premiums at any time. We will send premium notices to You annually, semi-annually, or quarterly. You may also pay premiums using a monthly automatic payment plan. You may ask Us to change the amount or frequency of the premiums as long as the amount does not violate the Maximum Premium Limits. Premiums must be paid to Us at Our Executive Office.

     We reserve the right to refuse additional premiums when this Policy is in the Corridor Percentage.

5.2 MAXIMUM PREMIUM LIMITS - Federal law limits the premiums that can be paid if this Policy is to qualify as life insurance for tax purposes.
We will not accept a premium which would cause this limit to be violated. If We accept a premium in error, We will refund it as soon as the error is discovered.

We will accept any premium needed to keep this Policy in force.

5.3 MINIMUM PREMIUM PERIOD - The Minimum Premium Period ends on the date shown in the Policy Specifications. Regardless of the amount of Net Cash Surrender Value, this Policy is guaranteed to remain in force during the Minimum Premium Period if the sum of the premiums paid, less any Policy Debt and any withdrawals, is equal to or greater than the Minimum Premium Requirement.

5.4 MINIMUM PREMIUM REQUIREMENT - The Minimum Premium Requirement is:

a. The Minimum Premium shown in the Policy Specifications, times
b. The number of Policy Months completed plus one.

5.5 CONTINUATION OF INSURANCE - Even if You stop paying premiums, this Policy will continue as long as:

a. The Net Cash Surrender Value is sufficient to make Monthly
Deductions, or
b. The Policy is within the Minimum Premium Period and the sum of the premiums paid, less any Policy Debt and any withdrawals, is equal to or greater than the Minimum Premium Requirement.

5.6 GRACE PERIOD - Before this Policy will terminate for insufficient payment of premium, a Grace Period of 61 days will be given for the payment of additional premiums. The Grace Period will begin on any Monthly Anniversary where this Policy does not meet the conditions in the Continuation of Insurance provision. If the Grace Period expires without payment of the Additional Required Premium, this Policy will terminate at the end of the Grace Period without value.

5.7 ADDITIONAL REQUIRED PREMIUM - If this Policy is within the Minimum Premium Period, the Additional Required Premium to keep this Policy in force will be the lesser of:

a. The Minimum Premium Required at the beginning of the Grace Period, plus any Policy Debt and any withdrawals, less the sum of premiums paid; and
b. The premium needed to increase the Net Cash Surrender Value to an amount that allows the Monthly Deduction to be made.

If the Policy is beyond the Minimum Premium Period, the Additional Required Premium will be the premium needed to increase the Net Cash Surrender Value to an amount that allows the Monthly Deduction to be made.

5.8 REINSTATEMENT - This Policy may be reinstated following the end of the Grace Period. Such reinstatement must be made while the Insured is living and within 5 years of the expiration of the Grace Period. For such reinstatement We will require:

a. Written application for reinstatement;
b. Evidence of insurability satisfactory to Us;
c. Payment of a premium that is enough to keep the Policy in force for two months following reinstatement;
d. Payment or restoration of any Policy Debt; and
e. Deduction from the Policy Fund of all overdue Monthly
   Deductions.

          If this Policy is reinstated during the Minimum Premium Period, We will reinstate the Minimum Premium Guarantee Period, but in no event will it extend beyond the Minimum Premium Period. To reinstate the Minimum Premium Period, the total premium paid less any Policy Debt or withdrawals must exceed the Total Minimum Premium Requirements.

          If this Policy is reinstated after the Minimum Premium Period, no Minimum Premium Period will apply.

          Reinstatement is effective on the first Monthly Anniversary on or following Our approval of the reinstatement. The Surrender Charge is not affected by Reinstatement.

SECTION 6: RIGHT TO CHANGE THE DEATH BENEFIT

6.1 CHANGES IN SPECIFIED AMOUNT - You may change the Specified Amount while the Insured is living. You must send Us a written request for the change. You may not make changes more often than twice a year. If We approve the change, We will send You an amended Policy Specifications page. The amended Policy Specifications page will show the change and the effective date of the change. Any change in Specified Amount is subject to the following conditions:

a. If the Specified Amount is to be decreased:
1. The Specified Amount can not be decreased to less than the Minimum Specified Amount shown in the Policy Specifications;
2. The Specified Amount can not be decreased to an amount that would cause the Maximum Premium Limits to be violated;
3. All decreases in Specified Amount will decrease previous increases in reverse order before decreasing the initial Specified Amount; and
4. The Minimum Premium shown in the Specified Amount will not decrease.

b. If the Specified Amount is to be increased:
1. The Specified Amount can not be increased by less than the Minimum Increase amount shown in the Policy Specifications;
2. The increase must be applied for on a supplemental application;
3. We will need satisfactory evidence of the Insured's insurability;
4. The portion of the Specified Amount representing the increase may be assigned a Premium Class different from the Premium Class assigned to the initial Specified Amount or to any other increase; and
5. The Minimum Premium shown in the Policy Specifications will increase.

6.2 CHANGES IN DEATH BENEFIT OPTION - You may change the Death Benefit Option. You must send Us a written request for the change. The change will be effective on the date shown in the amended Policy Specifications page. We will require satisfactory evidence of the Insured's insurability to make this change. We will not allow a change if it would cause the Maximum Premium Limits to be violated.

a. If the change is from Option 1 to Option 2, the Specified Amount will be reduced to equal the current Specified Amount minus the current Policy Fund. This change will not be allowed if it would result in the Specified Amount being less than the Minimum Specified Amount shown in the Policy Specifications.
b. If the change is from Option 2 to Option 1, the Specified Amount will be increased to equal the current Specified Amount plus the current Policy Fund.

SECTION 7: YOUR INVESTMENT OPTIONS

7.1 THE SEPARATE ACCOUNT - The Separate Account is Our Separate Account A, established under the Insurance Laws of the State of Iowa, and is a unit investment trust registered with the SEC under the Investment Company Act of 1940. It is also subject to the laws of Iowa. We own the assets of the account; We keep them separate from the assets of Our General Account. We established the account to support variable insurance contracts.

7.2 INITIAL ALLOCATION - If any premium is received on or prior to the Record Date, the Net Premium will be allocated to the General Account regardless of the allocation percentages You have specified.
The Business Day following the Record Date, the value in the General Account will be reallocated among the Investment Divisions and the General Account as You specified in the application.

7.3 ALLOCATIONS - The Separate Account has several Investment Divisions. We list them on the application and in the Prospectus. You determine, using percentages, how Net Premiums will be allocated to Our General Account or among the Investment Divisions. You may choose to allocate nothing to Our General Account or to a particular Investment Division. But any allocation must be at least 10%; You may not choose a fractional percent.

We reserve the right to limit the number of Investment Divisions in which You have funds invested.

The allocation of Net Premiums that took effect the Business Day following the Record Date is shown in the application. You may change the allocation for future Net Premiums at any time while the Policy is in force. To do so, You must send Us a Written Notice. The change will take effect on the date We receive the Written Notice at Our Executive Office.

A premium might be paid when the Policy Fund amount is less than zero. In that case, when We receive that premium, We first use as much of the Net Premium as We need to eliminate the deficit in the Policy Fund. We will then allocate any remainder of the Net Premium in accordance with Your most recent request.

Deductions are made from the unloaned portion of the General Account and the Investment Divisions of Our Separate Account for the Risk Charge, Policy Load and other fees. You determine, using percentages, how these charges will be deducted from the Investment Divisions. Similar to premium allocation, You may not choose a fractional percent. Any allocation must be at least 10%. You may change the allocation for future deductions at any time while the Policy is in force. To do so, You must send Us Written Notice. The change will take effect on the date We receive Written Notice at Our Executive Office.

If there is not sufficient value to cover the deduction in any Investment Division you have chosen, We shall make pro rata deductions from other Investment Divisions.

7.4 TRANSFERS - You may request in writing to transfer monies from one Investment Division to another or between the Investment Divisions and the General Account. The minimum amount You may transfer is shown in the Policy Specifications. This minimum need not come from any one Investment Division or be transferred to any one Investment Division. The minimum applies to the net amounts being transferred in Your request. The Minimum Number of Free Transfers You may make in each Policy Year without charge is shown in the Policy Specifications. For each additional transfer there is a charge which will not exceed the Maximum Transfer Charge shown in the Policy Specifications page. This charge will be deducted from the Investment Divisions from which the transfer is being made in equal proportion to the number of such Investment Divisions on the day of the transfer. The amount remaining in any Investment Division after deducting the transfer and any transfer charge must be equal to or greater than zero.

The maximum amount that can be transferred from the General Account to the Separate Account in any Policy Year is the greater of:

a. 25% of the unloaned amount in the General Account at the beginning of the Policy Year; and
b. $1,000.

7.5 THE FUNDS - The word "Funds", where We use it in this Policy without qualification, means the Funds We identify in the application. The Funds are registered with the SEC under the Investment Company Act of 1940 as open-end diversified management investment companies. The Funds have several portfolios. There is a portfolio that corresponds to each of the Investment Divisions of Our Separate Account.

7.6 ACCOUNT INVESTMENTS - We use the assets of Our Separate Account to buy shares in the Funds. Each Investment Division is invested in a corresponding specific portfolio. Income and realized and unrealized gains and losses from Our shares in each portfolio are credited to, or charged against, the Investment Division. This is without regard to income, gains, or losses in Our other investment accounts.

We will always keep assets in the Separate Account with a total value at least equal to the Policy Fund under policies like this one. To the extent those assets do not exceed this amount, We use them only to support those policies; We do not use those assets to support any other business We conduct. We may use any excess over this amount in any way We choose.

7.7 CHANGE IN INVESTMENT POLICY - A portfolio of the Funds may make a material change in its investment Policy. In that case, We will send You a notice of the change. Within 60 days after You receive the notice, or within 60 days after the effective date of the change, if later, You may transfer any amount You have in that Investment Division to another Investment Division of Our Separate Account.

7.8 CHANGE OF FUND - A portfolio might, in Our judgement, become unsuitable for investment by an Investment Division. This may happen because of a change in investment contract, or a change in the laws or regulations, or because the shares are no longer available for investment, or for some other reason. If that occurs, We have the right to substitute another portfolio of the Funds, or to invest in a Fund other than the ones We show on the application. However, We would first seek approval from the SEC and, where required, the insurance regulator where this Policy is delivered.

SECTION 8: POLICY VALUES

8.1 THE VALUE OF YOUR POLICY FUND - The amount in Your Policy Fund at any time is equal to the sum of the amounts You then have in Our General Account and in the Investment Divisions of Our Separate Account under this Policy.

     The Policy Fund on the Policy Date is any Net Premium received on or before the Policy Date minus the Monthly Deduction on the Policy Date, plus any interest credited since We received Your premium.

8.2 YOUR VALUE IN OUR GENERAL ACCOUNT - The amount You have in Our General Account at any time is equal to the accumulation at interest of:

a. The Policy Fund in the General Account from the end of the previous Policy Month; plus
b. Net Premiums allocated to, or transfers made to the General Account during the current Policy Month; minus
c. Any Monthly Deduction allocated to the General Account at the beginning of the current Policy Month; minus
d. Any partial withdrawals, transfers, or transfer charges taken from the General Account during the current Policy Month; minus
e. Any amount charged against the General Account for Federal or State Income Taxes.

     We will credit the amount in Our General Account with interest based on Our future expectations. The rates may be different for unloaned and loaned amounts. The Minimum Guaranteed Interest Rate is shown in the Policy Specifications. Any interest in excess of that shown in the Policy Specifications will be at the sole discretion of Our Board of Directors and will be stated as an effective annual rate.

8.3 YOUR VALUE IN OUR SEPARATE ACCOUNT - The Separate Account portion of the Policy Fund at any time is equal to the sum of the values of all Accumulation Units assigned to this Policy.

     The number of Accumulation Units in any Investment Division is equal to:

a. The number of Accumulation Units in the Investment Division at the end of the previous Policy Month; plus
b. The number of Accumulation Units from Net Premiums allocated to, or transfers made to the Investment Division during the current Policy Month; minus
c. The number of Accumulation Units from any Monthly Deduction allocated to the Investment Division at the beginning of the current Policy Month; minus
d. The number of Accumulation Units from any partial withdrawals, transfers, or transfer charges taken from the Investment Division during the current Policy Month; minus
e. The number of Accumulation Units from any amount charged against the Investment Division for Federal or State Income Taxes.


8.4 ACCUMULATION UNITS - We will credit amounts to or deduct amounts from the Investment Divisions in the form of Accumulation Units. The number of Accumulation Units to be credited or deducted from any Investment Division will be determined by dividing the amount to be credited or deducted from the Investment Division by the Accumulation Unit Value of the Investment Division. Accumulation Units will be credited or deducted using the Unit Value for the Business Day during which the Transaction occurs. If any credit or deduction is scheduled to occur on a date that is not a Business Day, such credit or deduction will be deemed to occur on the next Business Day unless otherwise specified.

8.5 ACCUMULATION UNIT VALUE - The Accumulation Unit Value of each Investment Division was set at the end of the first Valuation Period of the Investment Division. The Accumulation Unit Value for each subsequent Valuation Period is then determined at the end of the Valuation Period and is the Net Investment Factor for that period multiplied by the Accumulation Unit Value for the immediately preceding Valuation Period. The Accumulation Unit Value for a Valuation Period applies to each day in the period. The Accumulation Unit Value may increase or decrease from one Valuation Period to the next.

8.6 NET INVESTMENT FACTOR - The Net Investment Factor is an index used to measure the investment performance of an Investment Division from one Valuation Period to the next. The Net Investment Factor can be greater or less than one; therefore, the value of an Investment Division unit may increase or decrease.

The Net Investment Factor for each Investment Division for a Valuation Period is determined by adding (a) and (b), subtracting (c) and then dividing the result by (a) where:

(a) is the value of the assets at the end of the preceding Valuation
Period;
(b) is the investment income and capital gains, realized or unrealized, credited during the current Valuation Period;
(c) is the sum of:
1. the capital losses, realized or unrealized, charged during the current Valuation Period plus any amount charged or set aside for taxes during the current Valuation Period; plus
2. the Mortality and Expense Charge for each day in the current
Valuation Period.

8.7 CHARGES AGAINST THE INVESTMENT DIVISION - In determining the values for the Accumulation Units, We deduct the Mortality and Expense Charge from the assets of each Investment Division. This charge is for mortality and expense risks that We assume.

          The earnings of the Separate Account are taxed as part of Our operations. At the present time, We do not expect to incur taxes on earnings of any Investment Division to the extent that earnings are credited under this Policy. If We incur additional taxes due to the operation of the Separate Account, We may make charges for such taxes against the Investment Divisions.

8.8          MONTHLY DEDUCTION - The Monthly Deduction for a Policy
Month is equal to:

a. The Expense Amount as shown in the Policy Specifications; plus
b. The Risk Charge for that Policy Month; plus
c. The Rider Charge for that Policy Month. The Rider Charge is the cost of additional benefits provided by any Riders.

8.9 RISK CHARGE - The Risk Charge is determined on each Monthly Anniversary. It is equal to (a) multiplied by the difference between
(b) and (c), divided by $1,000 where:

(a) is the Risk Rate;
(b) is the Insured's Death Benefit; and
(c) is the Policy Fund after deducting the Expense Amount and the Rider
Charge.

8.10 PREMIUM LOAD - A Premium Load will be charged each time a premium is paid. The Maximum Premium Load is found in the Policy
Specifications.

8.11 RISK RATES - We may declare Risk Rates and Policy Charges that differ from those shown in the Policy Specifications. If We change Risk Rates or Policy Charges, the change will apply uniformly to all Insureds of the same sex, age and Premium Class. Changes in the declared Risk Rates or Policy Charges will be based upon changes in future expectations for such elements as investment earnings, mortality, persistency and expenses. The Risk Rates in a Premium Class other than Special or Modified will never be more than those shown in the Table of Guaranteed Monthly Risk Rates in the Policy Specifications.

8.12 CASH SURRENDER VALUE - The Cash Surrender Value is the Policy Fund less any Surrender Charge.

8.13 NET CASH SURRENDER VALUE - The Net Cash Surrender Value is the Cash Surrender Value less any Policy Debt.

8.14 SURRENDER CHARGE - The Surrender Charge varies by Policy duration. It is based on the sex of the Insured, Insured's Policy Age on Policy Date shown on the Policy Specifications, and Premium Class. The Surrender Charge for the initial Specified Amount is equal to:

a. The Surrender Charge Factor found in the Table of Surrender Charges on the Policy Specifications; multiplied by
b. The number of thousands of initial Specified Amount.

A Specified Amount decrease will not reduce the Surrender Charge. If the Specified Amount increases, the Surrender Charge will increase. The Surrender Charge for the Specified Amount increase will equal the Surrender Charge for a new Policy with:

a. The initial Specified Amount equal to the increase in Specified Amount increase;
b. The Insured's Policy Age on the Policy Date equal to the Policy Age on the date of the Specified Amount increase; and
c. The Premium Class for the Specified Amount increase.

8.15 WITHDRAWAL OF CASH SURRENDER VALUE - You may request in writing a withdrawal of part or all of the Cash Surrender Value on any Monthly Anniversary before the Maturity Date while the Insured is living.

          If the total Cash Surrender Value is withdrawn, the amount payable will be the Net Cash Surrender Value on the date of withdrawal.

          A partial surrender of up to 50% of the Net Cash Surrender Value will be allowed in any one Policy year. Withdrawals in excess of this amount will not be allowed. The withdrawal must be at least the Minimum Withdrawal Amount shown in the Policy Specifications. The amount payable upon a partial withdrawal will be:

a. The amount of the withdrawal requested; minus
b. Any applicable Withdrawal Charge.

          When a partial withdrawal is made, the amount of the withdrawal will be deducted from the Policy Fund. The Specified Amount will be reduced by the amount of the withdrawal unless:

a. Death Benefit Option 2 is in effect; or
b. The Policy Fund after withdrawal times the Percentage found in the Corridor Percentage Table for the next Policy Year exceeds the Specified Amount prior to withdrawal.

A partial withdrawal will not be allowed if it could result in the Specified Amount being less than the Minimum Specified Amount shown in the Policy Specifications, or if it would cause the Maximum Premium Limits to be violated.

For any withdrawal from the General Account, We reserve the right to defer payment for up to six months after We receive Your request. We will not defer payment if a partial withdrawal is to be used to pay premiums on policies with Us. If the withdrawal is requested within 30 days of a Policy Anniversary, the amount payable on withdrawal will be the Net Cash Surrender Value plus any charges and deductions made since that Policy Anniversary, less any Policy Loans or partial withdrawal made on or after that date.

8.16 WITHDRAWAL CHARGE - There is no Withdrawal Charge for the first withdrawal made in a Policy Year. There is a Withdrawal Charge for each subsequent withdrawal made in that Policy Year. The maximum Withdrawal Charge is shown in the Policy Specifications.

SECTION 9.  ANNUAL REPORT OF POLICY STATUS

          We will send You an annual report, at no charge, which gives a summary of this Policy's status as of the end of each Policy Year. This report will give information regarding the Death Benefit, Cash Surrender Value, premium payments, Monthly Deduction, and investment performance.

          In addition to the annual report, We will prepare at Your request a projection of the results of this Policy for future years. We will not charge more than $25 for this report.

SECTION 10:  POLICY LOANS

10.1 LOAN REQUIREMENTS - After this Policy has a Loan Value, You may borrow all or part of the Loan Value if these conditions are met:

a. The Insured is living;
b. You send Us a written request in a form approved by Us; and
c. You assign this Policy to Us as sole security for a loan.

          When You make a loan, You may tell Us how much of the loan is to be allocated to Your unloaned value in Our General Account and Your value in each Investment Division.

          If You do not otherwise notify Us in writing, We will determine the allocation by Your instructions for other deductions. If this is not possible, We will use a pro rata method.

          The loaned portion of Your Policy Fund will be kept as a part of Our General Account where it will earn interest at the annual effective rate we declare for loaned amounts. The Minimum Guaranteed Interest Rate on the General Account is shown in the Policy
Specifications. Any loan amount allocated to an Investment Division will be transferred to Our General Account.

          We reserve the right to require that this Policy accompany the Written Request.

10.2 LOAN VALUE - The Loan Value is the amount of loan available on any date. The Loan Value equals 92% of the Cash Surrender Value, minus any Policy Debt.

10.3 INTEREST ON POLICY LOANS - We will charge interest on any Policy Loan at the Policy Loan Interest Rate. Interest is due at the end of each Policy Year. If interest is not paid when due, it will be added to the loan and bear interest at the same rate.

10.4 POLICY LOAN INTEREST RATE - The Maximum Policy Loan Interest Rate is shown in the Policy Specifications. However, a lower rate may be charged. If the interest rate is lowered, it can be increased later. Any increase or decrease will occur no more than once a year. Any increase in the interest rate will be limited to a maximum of 1% a year. You will be given notice of any such increase at least 30 days before the effective date of the increase.

After the tenth Policy Year, the interest rate that We charge on Policy Loans will be the Minimum Guaranteed Interest Rate on the General
Account for any portion of the Policy Loan that does not exceed the Policy Fund, minus premiums paid.

10.5 POLICY DEBT - Policy Debt at any time is the total loan on the Policy on that date plus the interest that has accrued but has not been paid as of that date.

10.6 LOAN AND REPAYMENT - We have the right to postpone making a Policy Loan for up to six months from the time We receive the request.
However, We will not postpone a Policy Loan if it will be used to pay premiums on other policies issued by Us. All or part of any Policy Debt may be paid back at any time while this Policy is in force.

If the Insured dies before a Policy Loan is repaid, the amount of the Policy Debt will be deducted from the Proceeds of this Policy.

10.7 EXCESS POLICY DEBT - If the Policy Debt grows to be equal to or greater than the Cash Surrender Value, Your Policy will enter the Grace Period.


SECTION 11:  MATURITY DATE

The Maturity Date of this Policy is shown in the Policy Specifications. If the Insured is living at maturity, You may ask Us to continue this Policy. We will extend the Maturity Date if in so doing this Policy still qualifies as life insurance according to the Internal Revenue Service. By extending the Maturity Date, this Policy may not qualify as life insurance and may be subject to tax consequences. A tax advisor should be consulted prior to electing to extend the Maturity Date.

In order to continue this Policy beyond maturity:

a. The Policy can not be in the Grace Period;
b. All of the Policy Fund must be transferred to Our General Account or the Money Market Investment Division; and
c. The Death Benefit must be Option 1.

          Once this Policy is extended beyond Attained Age 100:

a. We will not allow any increases to the Specified Amount;
b. We will not allow any changes in the Death Benefit Option;
c. We will only allow transfers to Our General Account and the Money Market Investment Division;
d. We will not accept any premium payments; and
e. All Monthly Deductions will be eliminated.


FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

ADJUSTABLE DEATH BENEFIT

DEATH BENEFIT AND POLICY VALUES WILL REFLECT THE INVESTMENT
EXPERIENCE OF OUR SEPARATE ACCOUNT, WHICH MAY INCREASE OR
DECREASE, AND INTEREST EARNED IN THE GENERAL ACCOUNT

INSURANCE PAYABLE UPON DEATH BEFORE MATURITY DATE
PREMIUMS PAYABLE TO INSURED'S AGE 100
NON PARTICIPATING - NOT ELIGIBLE FOR DIVIDENDS

VEUL2POL.txt

April 10, 2000

Midland National Life Insurance Company
One Midland Plaza
Sioux Falls, SD 57193

Gentlemen:
    This opinion is furnished in connection with the filing of Post-Effective Amendment No. 4 to Registration Statement No. 333-14081 on
Form S-6 ("Registration Statement") which covers premiums expected to be received under the flexible premium Variable Executive Universal Life Insurance policy and the Variable Executive Universal Life 2 Insurance Policy ("Policy") to be offered by Midland National Life Insurance Company. The Prospectus included in the Registration Statement describes policies which will be offered by Midland in each State where they have been approved by appropriate State insurance authorities. The policy forms were prepared under my direction, and I am familiar with the Registration Statement and Exhibits thereto. In my opinion:

        The illustrations of death benefits, contract fund and accumulated premiums in Appendix A of the Prospectuses included in the Registration Statement (the "Prospectus"), based on the assumptions stated in the illustrations, are consistent with the provisions of the Contract. The rate structure of the Contracts has not been designed so as to make the relationship between premiums and benefits, as shown in the illustrations, appear to be correspondingly more favorable to prospective purchasers of Contracts aged 35 in the underwriting classes illustrated than to prospective purchasers of Contracts at other ages or underwriting classes.

    I hereby consent to the filing of this opinion as an Exhibit to the Registration Statement.

                                   Sincerely,

                                   _/s/ Timothy A. Reuer______________
                                   Timothy A. Reuer, FSA
			                 Vice President - Product Development




TARVEUL.TXT

April 14, 2000

Midland National Life Insurance Company
One Midland Plaza
Sioux Falls, SD 57193


      RE: Variable Executive Universal Life
          and Variable Executive Universal Life 2
          Form S-6, File No. 333-14081


Gentlemen:

We hereby consent to the reference to our name under the caption "Legal Matters" in the Prospectus filed as part of the Post-Effective Amendment No. 4 to the Registration
Statement on Form S-6 filed by Midland National Life
Insurance Company Separate Account A for certain variable life insurance contracts (File No. 333-14081). In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.

Very truly yours,



SUTHERLAND ASBILL & BRENNAN L L P



by: __/s/Frederick_R._Bellamy__
      Frederick R. Bellamy


SABVEL.txt

CONSENT OF IDEPENDENT ACCOUNTANTS



We consent to the inclusion in Post effective Amendment No. 4 to this Registration Statement of Midland National Life Separate Account A on Form S-6 (File No. 333-14081) of our reports dated March 31, 2000 and March 10, 2000, on our audits of the financial statements of Midland National Life Separate Account A, and the financial statements of Midland National Life Insurance Company, respectively. We also consent to the reference of our firm under the caption "Financial" in such Registration Statement.


PRICEWATERHOUSECOOPERS L L P


MINNEAPOLIS, MINNESOTA
April 20, 2000

PWCVEL.txt